File No. 33-65744      CIK #897414

                       Securities and Exchange Commission
                          Washington, D. C. 20549-1004

                                 Post-Effective
                               Amendment No. 8 to
                                    Form S-6

              For Registration under the Securities Act of 1933 of
               Securities of Unit Investment Trusts Registered on
                                   Form N-8B-2

    Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust,
                                Multi-Series 203
                              (Exact Name of Trust)

                              Van Kampen Funds Inc.
                            (Exact Name of Depositor)

                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181
          (Complete address of Depositor's principal executive offices)


  VAN KAMPEN FUNDS INC.                               CHAPMAN AND CUTLER
  Attention: Sara L. Badler                           Attention: Mark J. Kneedy
  One Parkview Plaza                                  111 West Monroe Street
  Oakbrook Terrace, Illinois 60181                    Chicago, Illinois 60603

               (Name and complete address of agents for service)


    ( X ) Check if it is proposed that this filing will become effective on September 24, 2002 pursuant to paragraph (b) of Rule 485.




                                MULTI-SERIES 203

IM-IT/306                                                 MASSACHUSETTS IM-IT/25
IM-IT/70TH LIMITED MATURITY SERIES                           MARYLAND QUALITY/57
FLORIDA IM-IT/72

--------------------------------------------------------------------------------
                               PROSPECTUS PART ONE

    NOTE: Part I of this Prospectus may not be distributed unless accompanied by Part II.
        Please retain both parts of this Prospectus for future reference.
--------------------------------------------------------------------------------

                                    THE FUND

   This series of Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust (the "Fund") consists of underlying separate unit investment trusts described above. Each Trust consists of an insured portfolio of interest-bearing obligations (the "Bonds" or "Securities") issued by or on behalf of municipalities and other governmental authorities, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authority, exempt from all Federal income taxes under existing law. In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state where the issuers of Bonds in such Trust are located.

                              PUBLIC OFFERING PRICE

   The Public Offering Price of the Units of each Trust includes the aggregate bid price of the Securities in such Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, and accrued interest, if any. See "Summary of Essential Financial Information".

                     ESTIMATED CURRENT AND LONG-TERM RETURNS

   Estimated Current and Long-Term Returns to Unitholders are indicated under "Summary of Essential Financial Information". The methods of calculating Estimated Current Returns and Estimated Long-Term Return are set forth in Part II of this Prospectus.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
  OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                THE DATE OF THIS PROSPECTUS IS SEPTEMBER 24, 2002

                                   VAN KAMPEN
                         INSURED MUNICIPALS INCOME TRUST
            AND INVESTORS' QUALITY TAX-EXEMPT TRUST, MULTI-SERIES 203
                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                               AS OF JULY 3, 2002
                         SPONSOR: VAN KAMPEN FUNDS INC.
                       EVALUATOR: J.J. KENNY CO., INC. (1)
              SUPERVISOR: VAN KAMPEN INVESTMENT ADVISORY CORP. (1)
                          TRUSTEE: THE BANK OF NEW YORK

   The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions. Unitholders choosing a different distribution plan (if available) will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plan.

                                                                                                           IM-IT LIMITED
                                                                                              IM-IT          MATURITY
                                                                                              TRUST            TRUST
                                                                                         --------------   --------------
GENERAL INFORMATION
Principal Amount (Par Value) of Securities...........................................   $    10,530,000   $    3,225,000
Number of Units......................................................................            11,478            3,221
Fractional Undivided Interest in Trust per Unit......................................          1/11,478          1/3,221
Public Offering Price:
      Aggregate Bid Price of Securities in Portfolio.................................   $ 10,738,477.85   $ 3,388,277.80
      Aggregate Bid Price of Securities per Unit.....................................   $        935.57   $     1,051.93
      Sales charge 2.880% (2.80% of Public Offering Price excluding principal cash) for the IM-IT Trust and 1.522% (1.50% of Public Offering Price
      excluding principal cash) for the IM-IT Limited Maturity Trust.................   $         26.44   $        15.98
      Principal Cash per Unit........................................................   $          (.36)  $        (2.44)
      Public Offering Price per Unit (2).............................................   $        961.65   $     1,065.47
Redemption Price per Unit............................................................   $        935.21   $     1,049.49
Excess of Public Offering Price per Unit over Redemption Price per Unit..............   $         26.44   $        15.98
Minimum Value of the Trust under which Trust Agreement may be terminated.............   $  2,558,000.00   $ 1,050,000.00
Annual Premium on Portfolio Insurance................................................   $            --   $           --
Evaluator's Annual Evaluation Fee (1)(4).............................................   $         2,515   $          767
SPECIAL INFORMATION
Calculation of Estimated Net Annual Unit Income:
      Estimated Annual Interest Income per Unit......................................   $         51.10   $        52.55
      Less: Estimated Annual Expense excluding Insurance (1).........................   $          1.99   $         2.34
      Less: Annual Premium on Portfolio Insurance....................................   $            --   $           --
      Estimated Net Annual Interest Income per Unit..................................   $         49.11   $        50.21
Calculation of Estimated Interest Earnings per Unit:
      Estimated Net Annual Interest Income...........................................   $         49.11   $        50.21
      Divided by 12..................................................................   $          4.09   $         4.18
Estimated Daily Rate of Net Interest Accrual per Unit................................   $        .13643   $       .13948
Estimated Current Return Based on Public Offering Price (3)..........................             5.10%            4.70%
Estimated Long-Term Return (3).......................................................             4.23%            2.72%

--------------------------------------------------------------------------------

(1) Notwithstanding anything to the contrary in Part II of this Prospectus, effective April 27, 2001, J.J. Kenny Co., Inc. became the Evaluator for each Trust in place of American Portfolio Evaluation Services, a division of Van Kampen Investment Advisory Corp. As successor Evaluator, J.J. Kenny
     Co., Inc. will receive a fee for its services in an amount equal to $.36 per $1,000 principal amount of Bonds per Trust. Van Kampen Investment
     Advisory Corp. will continue to provide portfolio supervisory services for each Trust as Supervisor at the fee set forth above. Van Kampen Funds Inc.
     will provide price dissemination and pricing oversight services for each Trust and will be reimbursed by each Trust for the cost of providing such services. This amount is estimated to be $.10 per Unit and will be included in the Estimated Annual Expenses excluding Insurance in future periods.

(2) Plus accrued interest to the date of settlement (three business days after purchase) of $14.43 and $15.24 for the IM-IT and IM-IT Limited Maturity
     Trusts, respectively.

(3) The Estimated Current Returns and Estimated Long-Term Returns are described under "Estimated Current and Long-Term Returns" in Part II.

(4) Notwithstanding information to the contrary in Part II of this Prospectus, as compensation for its services, the Evaluator shall receive a fee of $.36 per $1,000 principal amount of Bonds per Trust annually. This fee may be adjusted for increases in consumer prices for services under the category
     "All Services Less Rent of Shelter" in the Consumer Price Index.


                         INSURED MUNICIPALS INCOME TRUST
            AND INVESTORS' QUALITY TAX-EXEMPT TRUST, MULTI-SERIES 203
                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                               AS OF JULY 3, 2002
                         SPONSOR: VAN KAMPEN FUNDS INC.
                       EVALUATOR: J.J. KENNY CO., INC. (1)
              SUPERVISOR: VAN KAMPEN INVESTMENT ADVISORY CORP. (1)
                          TRUSTEE: THE BANK OF NEW YORK

   The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions.
Unitholders choosing a different distribution plan (if available) will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plan.
                                                                            FLORIDA       MASSACHUSETTS       MARYLAND
                                                                             IM-IT            IM-IT            QUALITY
                                                                             TRUST            TRUST             TRUST
                                                                       --------------   ---------------   --------------
GENERAL INFORMATION
Principal Amount (Par Value) of Securities..........................   $    2,170,000   $     2,050,000   $    2,500,000
Number of Units.....................................................            2,531             2,234            2,594
Fractional Undivided Interest in Trust per Unit.....................          1/2,531           1/2,234          1/2,594
Public Offering Price
      Aggregate Bid Price of Securities in Portfolio................   $ 2,111,222.40   $  2,060,497.60   $ 2,524,031.40
      Aggregate Bid Price of Securities per Unit....................   $       834.15   $        922.34   $       973.03
      Sales charge of 4.712% (4.50% of Public Offering Price
      excluding principal cash) for the Florida IM-IT Trust, 3.092%
      (3.00% of Public Offering Price excluding principal cash) for the Massachusetts IM-IT Trust and 2.564% (2.50% of Public
      Offering Price excluding principal cash) for the Maryland
      Quality Trust.................................................   $        39.24   $         28.46   $        24.95
      Principal Cash per Unit.......................................   $        (1.41)  $         (2.05)  $         6.76
      Public Offering Price per Unit (2)............................   $       871.98   $        948.75   $     1,004.74
Redemption Price per Unit...........................................   $       832.74   $        920.29   $       979.79
Excess of Public Offering Price per Unit over
      Redemption Price per Unit.....................................   $        39.24   $         28.46   $        24.95
Minimum Value of the Trust under which Trust
      Agreement may be terminated...................................   $   714,000.00   $    610,000.00   $   603,000.00
Annual Premium on Portfolio Insurance...............................   $           --   $            --   $           --
Evaluator's Annual Evaluation Fee (1)(4)............................   $          593   $           524   $          613
SPECIAL INFORMATION
Calculation of Estimated Net Annual Unit Income:
      Estimated Annual Interest Income per Unit.....................   $        42.71   $         47.52   $        52.32
      Less: Estimated Annual Expense excluding Insurance (1)........   $         2.39   $          2.42   $         2.41
      Less: Annual Premium on Portfolio Insurance...................   $           --   $            --   $           --
      Estimated Net Annual Interest Income per Unit.................   $        40.32   $         45.10   $        49.91
Calculation of Estimated Interest Earnings per Unit:
      Estimated Net Annual Interest Income..........................   $        40.32   $         45.10   $        49.91
      Divided by 12.................................................   $         3.36   $          3.76   $         4.16
Estimated Daily Rate of Net Interest Accrual per Unit...............   $       .11198   $        .12530   $       .13865
Estimated Current Return Based on Public Offering Price (3).........            4.62%             4.74%            5.00%
Estimated Long-Term Return (3)......................................            4.18%             3.76%            4.06%

--------------------------------------------------------------------------------

(1) Notwithstanding anything to the contrary in Part II of this Prospectus, effective April 27, 2001, J.J. Kenny Co., Inc. became the Evaluator for each Trust in place of American Portfolio Evaluation Services, a division of Van Kampen Investment Advisory Corp. As successor Evaluator, J.J. Kenny
     Co., Inc. will receive a fee for its services in an amount equal to $.36 per $1,000 principal amount of Bonds per Trust. Van Kampen Investment
     Advisory Corp. will continue to provide portfolio supervisory services for each Trust as Supervisor at the fee set forth above. Van Kampen Funds Inc.
     will provide price dissemination and pricing oversight services for each Trust and will be reimbursed by each Trust for the cost of providing such services. This amount is estimated to be $.10 per Unit and will be included in the Estimated Annual Expenses excluding Insurance in future periods.

(2) Plus accrued interest to the date of settlement (three business days after purchase) of $13.12, $14.78 and $15.38 for the Florida IM-IT, Massachusetts
     IM-IT and Maryland Quality Trusts, respectively.

(3) The Estimated Current Returns and Estimated Long-Term Returns are described under "Estimated Current and Long-Term Returns" in Part II.

(4) Notwithstanding information to the contrary in Part II of this Prospectus, as compensation for its services, the Evaluator shall receive a fee of $.36 per $1,000 principal amount of Bonds per Trust annually. This fee may be adjusted for increases in consumer prices for services under the category
     "All Services Less Rent of Shelter" in the Consumer Price Index.

             SUMMARY OF ESSENTIAL FINANCIAL INFORMATION (CONTINUED)

   Evaluations for purpose of sales, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange on days such Exchange is open next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York of Units tendered for redemption.

Minimum Principal Distribution...........  $1.00 per Unit
Date of Deposit..........................  July 22, 1993
Supervisor's Annual Supervisory Fee......  Maximum of $.25 per Unit


Record and Computation Dates.............  TENTH day of the month as follows:
                    monthly - each month; quarterly - March, June, September and December for the IM-IT and IM-IT Limited Maturity Trusts; semi-annual - June and December for the IM-IT and IM-IT Limited Maturity Trusts, January and July for the Florida IM-IT and Massachusetts IM-IT Trusts and May and November for the Maryland Quality Trust.

Distribution Dates.......................  TWENTY-FIFTH day of the month as follows: monthly - each month; quarterly - March, June, September and December for the IM-IT and IM-IT Limited Maturity Trusts; semi-annual - June and December for the IM-IT and IM-IT Limited Maturity Trusts, January and July for the Florida IM-IT and Massachusetts IM-IT Trusts and May and November for the Maryland Quality Trust.

Trustee's Annual Fee.....................  $.91 and $.51 per $1,000 principal amount of Bonds respectively, for those portions of the Trusts under the monthly and semi-annual distribution plans and $.72 per $1,000 principal amount of Bonds for the portion of the IM-IT and IM-IT Limited Maturity Trusts under the quarterly distribution plan.

                                    PORTFOLIO

   As of May 31, 2002, the Insured Municipals Income Trust, Series 306 consists of 10 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows: Health Care, 1 (9%); Higher Education, 1 (1%); Multi-Family Mortgage Revenue, 2 (27%);
Pre-refunded, 3 (30%); Water and Sewer, 2 (19%) and Wholesale Electric, 1 (14%).
The portfolio consists of 10 Bond issues in 6 states. See "Portfolio" herein.
                              PER UNIT INFORMATION

                                                1994 (1)         1995           1996           1997           1998
                                               ------------   ------------   ------------  ------------   ------------
Net asset value per Unit at
   beginning of period.....................   $      951.00  $      892.46  $      945.41 $      926.80  $      977.45
                                               ============   ============   ============  ============   ============
Net asset value per Unit at
   end of period...........................   $      892.46  $      945.41  $      926.80 $      977.45  $    1,017.34
                                               ============   ============   ============  ============   ============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)......   $       23.00  $       53.75  $       54.72 $       54.16  $       53.63
                                               ============   ============   ============  ============   ============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period)..........   $          --  $          --  $          -- $          --  $          --
                                               ============   ============   ============  ============   ============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)..........................   $     (80.48)  $       53.18  $     (17.35) $       51.38  $       39.92
                                               ============   ============   ============  ============   ============
Distributions of investment income by
   frequency of payment (2)
      Monthly..............................   $       29.64  $       53.28  $       54.61 $       53.28  $       53.16
      Quarterly............................   $       20.82  $       53.44  $       54.78 $       53.48  $       53.39
      Semiannual...........................   $        7.47  $       53.70  $       53.70 $       55.04  $       53.36
Units outstanding at end of period.........          13,028         13,021         13,016        12,998         12,939

--------------------------------------------------------------------------------

(1)  For the period from July 22, 1993 (date of deposit) through May 31, 1994.

(2) Unitholders may elect to receive distributions on a monthly, quarterly or semi-annual basis.

                        PER UNIT INFORMATION (CONTINUED)
                                                                 1999           2000           2001           2002
                                                              ------------   ------------  ------------   ------------
Net asset value per Unit at
   beginning of period.....................................  $    1,017.34  $      997.14 $      930.90  $      950.43
                                                              ============   ============  ============   ============
Net asset value per Unit at
   end of period...........................................  $      997.14  $      930.90 $      950.43  $      952.57
                                                              ============   ============  ============   ============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)......................  $       53.36  $       53.00 $       52.89  $       50.42
                                                              ============   ============  ============   ============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period)..........................  $       17.34  $          -- $       44.01  $        8.04
                                                              ============   ============  ============   ============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)..........................................  $      (2.51)  $     (68.25) $       63.55  $        7.77
                                                              ============   ============  ============   ============
Distributions of investment income by
   frequency of payment (2)
      Monthly..............................................  $       52.78  $       52.09 $       51.89  $       49.34
      Quarterly............................................  $       53.24  $       52.37 $       52.61  $       49.71
      Semiannual...........................................  $       53.73  $       52.61 $       53.15  $       50.45
Units outstanding at end of period.........................         12,838         12,503        12,066         11,513

--------------------------------------------------------------------------------

(1)  For the period from July 22, 1993 (date of deposit) through May 31, 1994.

(2) Unitholders may elect to receive distributions on a monthly, quarterly or semi-annual basis.


                                    PORTFOLIO

   As of May 31, 2002, the Insured Municipals Income Trust, Limited Maturity
Series 70 consists of 9 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows:
General Obligation, 4 (20%); Health Care, 2 (25%); Higher Education, 1 (17%);
Multi-Family Mortgage Revenue, 1 (15%) and Wholesale Electric, 1 (23%). The
portfolio consists of 9 Bond issues in 7 states. See "Portfolio" herein.
                              PER UNIT INFORMATION
                                                1994 (1)         1995           1996           1997           1998
                                               ------------   ------------   ------------  ------------   ------------
Net asset value per Unit at
   beginning of period.....................   $      985.68  $      938.10  $      996.28 $      994.58  $    1,017.58
                                               ============   ============   ============  ============   ============
Net asset value per Unit at
   end of period...........................   $      938.10  $      996.28  $      994.58 $    1,017.58  $    1,052.70
                                               ============   ============   ============  ============   ============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)......   $       22.30  $       51.31  $       52.41 $       52.69  $       52.43
                                               ============   ============   ============  ============   ============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period)..........   $          --  $          --  $          -- $          --  $          --
                                               ============   ============   ============  ============   ============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)..........................   $     (68.55)  $       58.26  $       (.63) $       24.63  $       34.40
                                               ============   ============   ============  ============   ============
Distributions of investment income by
   frequency of payment (2)
      Monthly..............................   $       28.36  $       51.12  $       52.44 $       51.07  $       50.95
      Quarterly............................   $       19.91  $       51.32  $       52.64 $       51.40  $       51.23
      Semiannual...........................   $        7.09  $       51.54  $       51.54 $       52.84  $       51.41
Units outstanding at end of period.........           5,246          5,226          5,150         4,852          4,524

--------------------------------------------------------------------------------

(1)  For the period from July 22, 1993 (date of deposit) through May 31, 1994.

(2) Unitholders may elect to receive distributions on a monthly, quarterly or semi-annual basis.

                        PER UNIT INFORMATION (CONTINUED)
                                                                 1999           2000           2001           2002
                                                              ------------   ------------  ------------   ------------
Net asset value per Unit at
   beginning of period.....................................  $    1,052.70  $    1,059.32 $    1,000.93  $    1,056.93
                                                              ============   ============  ============   ============
Net asset value per Unit at
   end of period...........................................  $    1,059.32  $    1,000.93 $    1,056.93  $    1,067.10
                                                              ============   ============  ============   ============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)......................  $       51.94  $       54.57 $       51.75  $       51.72
                                                              ============   ============  ============   ============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period)..........................  $          --  $          -- $          --  $          --
                                                              ============   ============  ============   ============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)..........................................  $        3.47  $     (63.05) $       57.00  $        5.80
                                                              ============   ============  ============   ============
Distributions of investment income by
   frequency of payment (2)
      Monthly..............................................  $       50.88  $       50.85 $       50.49  $       50.39
      Quarterly............................................  $       51.10  $       51.12 $       50.78  $       50.66
      Semiannual...........................................  $       51.39  $       51.32 $       51.17  $       50.94
Units outstanding at end of period.........................          4,204          3,695         3,500          3,226

--------------------------------------------------------------------------------

(1)  For the period from July 22, 1993 (date of deposit) through May 31, 1994.

(2) Unitholders may elect to receive distributions on a monthly, quarterly or semi-annual basis.


                                    PORTFOLIO

   As of May 31, 2002, the Florida Insured Municipals Income Trust, Series 72
consists of 7 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows: Certificate of Participation, 1 (6%); Health Care, 1 (4%); Public Building, 2 (22%);
Transportation, 1 (22%); Water and Sewer, 1 (23%) and Wholesale Electric, 1
(23%). See "Portfolio" herein.
                              PER UNIT INFORMATION
                                                1994 (1)         1995           1996           1997           1998
                                               ------------   ------------   ------------  ------------   ------------
Net asset value per Unit at
   beginning of period.....................   $      951.00  $      887.48  $      936.91 $      920.24  $      958.74
                                               ============   ============   ============  ============   ============
Net asset value per Unit at
   end of period...........................   $      887.48  $      936.91  $      920.24 $      958.74  $    1,004.57
                                               ============   ============   ============  ============   ============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)......   $       22.92  $       50.48  $       51.89 $       50.41  $       50.98
                                               ============   ============   ============  ============   ============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period)..........   $          --  $          --  $          -- $          --  $          --
                                               ============   ============   ============  ============   ============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)..........................   $     (83.15)  $       49.16  $     (15.47) $       38.81  $       46.99
                                               ============   ============   ============  ============   ============
Distributions of investment income by
   frequency of payment (2)
      Monthly..............................   $       27.14  $       50.28  $       51.53 $       50.28  $       50.14
      Semiannual...........................   $       10.44  $       50.70  $       51.97 $       50.86  $       50.75
Units outstanding at end of period.........           3,565          3,557          3,551         3,527          3,441

--------------------------------------------------------------------------------

(1)  For the period from July 22, 1993 (date of deposit) through May 31, 1994.

(2) Unitholders may elect to receive distributions on a monthly or semi-annual basis.

                        PER UNIT INFORMATION (CONTINUED)
                                                                 1999           2000           2001           2002
                                                              ------------   ------------  ------------   ------------
Net asset value per Unit at
   beginning of period.....................................  $    1,004.57  $    1,000.53 $      915.33  $    1,006.46
                                                              ============   ============  ============   ============
Net asset value per Unit at
   end of period...........................................  $    1,000.53  $      915.33 $    1,006.46  $      847.25
                                                              ============   ============  ============   ============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)......................  $       50.99  $       52.18 $       50.32  $       50.12
                                                              ============   ============  ============   ============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period)..........................  $          --  $          -- $          --  $      166.16
                                                              ============   ============  ============   ============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)..........................................  $      (5.13)  $     (90.57) $       93.79  $        1.50
                                                              ============   ============  ============   ============
Distributions of investment income by
   frequency of payment (2)
      Monthly..............................................  $       50.08  $       49.92 $       49.67  $       47.85
      Semiannual...........................................  $       50.57  $       50.50 $       50.28  $       51.30
Units outstanding at end of period.........................          3,277          2,922         2,831          2,595

--------------------------------------------------------------------------------

(1)  For the period from July 22, 1993 (date of deposit) through May 31, 1994.

(2) Unitholders may elect to receive distributions on a monthly or semi-annual basis.


                                    PORTFOLIO

   As of May 31, 2002, the Massachusetts Insured Municipals Income Trust, Series
25 consists of 9 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows: General
Obligation, 4 (54%); Health Care, 2 (34%); Higher Education, 2 (7%) and Water
and Sewer, 1 (5%). See "Portfolio" herein.
                              PER UNIT INFORMATION
                                                1994 (1)         1995           1996           1997           1998
                                               ------------   ------------   ------------  ------------   ------------
Net asset value per Unit at
   beginning of period.....................   $      951.00  $      895.92  $      940.59 $      930.25  $      968.83
                                               ============   ============   ============  ============   ============
Net asset value per Unit at
   end of period...........................   $      895.92  $      940.59  $      930.25 $      968.83  $    1,008.72
                                               ============   ============   ============  ============   ============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)......   $       22.26  $       51.42  $       52.21 $       51.02  $       51.70
                                               ============   ============   ============  ============   ============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period)..........   $          --  $          --  $          -- $          --  $          --
                                               ============   ============   ============  ============   ============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)..........................   $     (75.59)  $       47.65  $      (9.10) $       39.18  $       39.74
                                               ============   ============   ============  ============   ============
Distributions of investment income by
   frequency of payment (2)
      Monthly..............................   $       27.20  $       50.40  $       51.74 $       50.40  $       50.26
      Semiannual...........................   $       10.48  $       50.90  $       52.17 $       51.22  $       51.02
Units outstanding at end of period.........           3,128          2,972          2,956         2,926          2,745

--------------------------------------------------------------------------------

(1)  For the period from July 22, 1993 (date of deposit) through May 31, 1994.

(2) Unitholders may elect to receive distributions on a monthly or semi-annual basis.

                        PER UNIT INFORMATION (CONTINUED)
                                                                 1999           2000           2001           2002
                                                              ------------   ------------  ------------   ------------
Net asset value per Unit at
   beginning of period.....................................  $    1,008.72  $    1,007.71 $      943.14  $    1,013.04
                                                              ============   ============  ============   ============
Net asset value per Unit at
   end of period...........................................  $    1,007.71  $      943.14 $    1,013.04  $      937.48
                                                              ============   ============  ============   ============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)......................  $       50.89  $       51.19 $       51.18  $       51.40
                                                              ============   ============  ============   ============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period)..........................  $          --  $          -- $          --  $       75.98
                                                              ============   ============  ============   ============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)..........................................  $      (2.65)  $     (67.45) $       71.86  $        3.88
                                                              ============   ============  ============   ============
Distributions of investment income by
   frequency of payment (2)
      Monthly..............................................  $       50.15  $       50.06 $       49.73  $       50.67
      Semiannual...........................................  $       50.62  $       50.59 $       50.38  $       51.24
Units outstanding at end of period.........................          2,617          2,476         2,319          2,239

--------------------------------------------------------------------------------

(1)  For the period from July 22, 1993 (date of deposit) through May 31, 1994.

(2) Unitholders may elect to receive distributions on a monthly or semi-annual basis.


                                    PORTFOLIO

   As of May 31, 2002, the Maryland Investors' Quality Tax-Exempt Trust, Series
57 consists of 7 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows: Escrowed to Maturity, 2 (32%); Health Care, 1 (20%); Multi-Family Mortgage Revenue, 2
(38%); Retail Electric/Gas/Telephone, 1 (4%) and Waste Disposal, 1 (6%). See
"Portfolio" herein.
                              PER UNIT INFORMATION

                                                1994 (1)         1995           1996           1997           1998
                                               ------------   ------------   ------------  ------------   ------------
Net asset value per Unit at
   beginning of period.....................   $      951.00  $      878.42  $      927.55 $      922.03  $      956.47
                                               ============   ============   ============  ============   ============
Net asset value per Unit at
   end of period...........................   $      878.42  $      927.55  $      922.03 $      956.47  $      992.85
                                               ============   ============   ============  ============   ============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)......   $       28.20  $       51.39  $       52.67 $       51.31  $       51.61
                                               ============   ============   ============  ============   ============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period)..........   $          --  $          --  $          -- $          --  $          --
                                               ============   ============   ============  ============   ============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)..........................   $     (87.80)  $       49.00  $      (4.36) $       34.28  $       36.71
                                               ============   ============   ============  ============   ============
Distributions of investment income by
   frequency of payment (2)
      Monthly..............................   $       28.12  $       51.24  $       52.48 $       51.12  $       51.17
      Semiannual...........................   $       28.32  $       51.64  $       52.94 $       51.66  $       51.65
Units outstanding at end of period.........           3,092          3,092          3,087         3,086          3,027

--------------------------------------------------------------------------------

(1)  For the period from July 22, 1993 (date of deposit) through May 31, 1994.

(2) Unitholders may elect to receive distributions on a monthly or semi-annual basis.

                        PER UNIT INFORMATION (CONTINUED)
                                                                 1999           2000           2001           2002
                                                              ------------   ------------  ------------   ------------
Net asset value per Unit at
   beginning of period.....................................  $      992.85  $      998.91 $      928.88  $      995.20
                                                              ============   ============  ============   ============
Net asset value per Unit at
   end of period...........................................  $      998.91  $      928.88 $      995.20  $      992.58
                                                              ============   ============  ============   ============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)......................  $       51.92  $       52.16 $       51.60  $       51.73
                                                              ============   ============  ============   ============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period)..........................  $          --  $          -- $          --  $       10.20
                                                              ============   ============  ============   ============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)..........................................  $        5.10  $     (71.85) $       66.93  $        6.98
                                                              ============   ============  ============   ============
Distributions of investment income by
   frequency of payment (2)
      Monthly..............................................  $       51.29  $       51.32 $       51.19  $       50.87
      Semiannual...........................................  $       51.74  $       51.82 $       51.65  $       51.34
Units outstanding at end of period.........................          2,915          2,786         2,733          2,594

--------------------------------------------------------------------------------

(1)  For the period from July 22, 1993 (date of deposit) through May 31, 1994.

(2) Unitholders may elect to receive distributions on a monthly or semi-annual basis.


               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE BOARD OF DIRECTORS OF VAN KAMPEN FUNDS INC. AND THE UNITHOLDERS OF INSURED MUNICIPALS INCOME TRUST AND INVESTORS' QUALITY TAX-EXEMPT TRUST, MULTI-SERIES 203:

   We have audited the accompanying statements of condition (including the analyses of net assets) and the related portfolio of Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 203 (IM-IT, IM-IT Limited Maturity, Florida IM-IT, Massachusetts IM-IT and Maryland Quality Trusts) as of May 31, 2002, and the related statements of operations and changes in net assets for each of the three years ended May 31, 2002. These statements are the responsibility of the Trustee and the Sponsor. Our responsibility is to express an opinion on such statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of tax-exempt securities owned at May 31, 2002 by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee and the Sponsor, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 203 (IM-IT, IM-IT Limited Maturity, Florida IM-IT, Massachusetts IM-IT and Maryland Quality Trusts) as of May 31, 2002, and the results of operations and changes in net assets for each of the three years ended May 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

                                                              GRANT THORNTON LLP

   Chicago, Illinois
   July 12, 2002

                         INSURED MUNICIPALS INCOME TRUST
            AND INVESTORS' QUALITY TAX-EXEMPT TRUST, MULTI-SERIES 203
                             STATEMENTS OF CONDITION
                                  MAY 31, 2002
                                                                                                           IM-IT LIMITED
                                                                                                  IM-IT       MATURITY
                                                                                                  TRUST         TRUST
                                                                                               -----------  -----------
   Trust property
      Cash  ................................................................................   $    54,874  $    14,944
      Tax-exempt securities at market value, (cost $10,192,661 and $3,160,254, respectively)
         (note 1)...........................................................................    10,765,887    3,376,828
      Accrued interest......................................................................       146,161       50,696
      Receivable for securities sold........................................................            --           --
                                                                                               -----------  -----------
                                                                                               $10,966,922  $ 3,442,468
                                                                                               ===========  ===========
   Liabilities and interest to Unitholders
      Cash overdraft........................................................................   $        --  $        --
      Redemptions payable...................................................................            --           --
      Interest to Unitholders...............................................................    10,966,922    3,442,468
                                                                                               -----------  -----------
                                                                                               $10,966,922  $ 3,442,468
                                                                                               ===========  ===========

                                              ANALYSES OF NET ASSETS

   Interest of Unitholders (11,513 and 3,226 Units, respectively of fractional undivided interest outstanding)
      Cost to original investors of 13,030 and 5,250 Units, respectively (note 1)...........   $13,030,000  $ 5,407,343
         Less initial underwriting commission (note 3)......................................       638,351      232,493
                                                                                               -----------  -----------
                                                                                                12,391,649    5,174,850
         Less redemption of Units (1,517 and 2,024 Units, respectively).....................     1,427,330    2,055,649
                                                                                               -----------  -----------
                                                                                                10,964,319    3,119,201
      Undistributed net investment income
         Net investment income..............................................................     5,924,576    2,036,716
         Less distributions to Unitholders..................................................     5,716,215    1,968,464
                                                                                               -----------  -----------
                                                                                                   208,361       68,252
      Realized gain (loss) on Bond sale or redemption.......................................        77,951       38,441
      Unrealized appreciation (depreciation) of Bonds (note 2)..............................       573,226      216,574
      Distributions to Unitholders of Bond sale or redemption proceeds......................      (856,935)          --
                                                                                               -----------  -----------
            Net asset value to Unitholders..................................................   $10,966,922  $ 3,442,468
                                                                                               ===========  ===========
   Net asset value per Unit (Units outstanding of 11,513 and 3,226, respectively)...........   $    952.57  $  1,067.10
                                                                                               ===========  ===========


        The accompanying notes are an integral part of these statements.


                         INSURED MUNICIPALS INCOME TRUST
            AND INVESTORS' QUALITY TAX-EXEMPT TRUST, MULTI-SERIES 203
                             STATEMENTS OF CONDITION
                                  MAY 31, 2002
                                                                                    FLORIDA   MASSACHUSETTS   MARYLAND
                                                                                     IM-IT        IM-IT        QUALITY
                                                                                     TRUST        TRUST         TRUST
                                                                                 ------------  ------------ -----------
   Trust property
      Cash  ...................................................................   $        --  $     5,413  $        --
      Tax-exempt securities at market value, (cost $2,047,065,
         $1,951,332 and $2,439,094, respectively) (note 1).....................     2,157,108    2,054,758    2,538,299
      Accrued interest.........................................................        34,715       38,845       54,369
      Receivable for securities sold...........................................        15,201           --           --
                                                                                 ------------  ------------ -----------
                                                                                  $ 2,207,024  $ 2,099,016  $ 2,592,668
                                                                                 ============  ============ ===========
   Liabilities and interest to Unitholders
      Cash overdraft...........................................................   $     8,414  $        --  $    17,911
      Redemptions payable......................................................            --           --           --
      Interest to Unitholders..................................................     2,198,610    2,099,016    2,574,757
                                                                                 ------------  ------------ -----------
                                                                                  $ 2,207,024  $ 2,099,016  $ 2,592,668
                                                                                 ============  ============ ===========

                             ANALYSES OF NET ASSETS

   Interest of Unitholders (2,595, 2,239 and 2,594 Units, respectively of fractional undivided interest outstanding) Cost to original investors of
      3,565, 3,128 and
         3,092 Units, respectively (note 1)....................................   $ 3,565,000  $ 3,128,000  $ 3,092,000
         Less initial underwriting commission (note 3).........................       174,658      153,242      151,478
                                                                                 ------------  ------------ -----------
                                                                                    3,390,342    2,974,758    2,940,522
         Less redemption of Units (970, 889 and
            498 Units, respectively)...........................................       899,235      839,383      480,039
                                                                                 ------------  ------------ -----------
                                                                                    2,491,107    2,135,375    2,460,483
      Undistributed net investment income
         Net investment income.................................................     1,462,929    1,225,771    1,344,512
         Less distributions to Unitholders.....................................     1,420,164    1,181,531    1,305,602
                                                                                 ------------  ------------ -----------
                                                                                       42,765       44,240       38,910
      Realized gain (loss) on Bond sale or redemption..........................         8,307      (10,099)       3,323
      Unrealized appreciation (depreciation) of Bonds (note 2)................        110,043      103,426       99,205
      Distributions to Unitholders of Bond sale or redemption proceeds.........      (453,612)    (173,926)     (27,164)
                                                                                 ------------  ------------ -----------
            Net asset value to Unitholders.....................................   $ 2,198,610  $ 2,099,016  $ 2,574,757
                                                                                 ============  ============ ===========
   Net asset value per Unit (Units outstanding of 2,595,
      2,239 and 2,594, respectively)...........................................   $    847.25  $    937.48  $    992.58
                                                                                 ============  ============ ===========


        The accompanying notes are an integral part of these statements.


                   INSURED MUNICIPALS INCOME TRUST, SERIES 306
                            STATEMENTS OF OPERATIONS
                               YEARS ENDED MAY 31,
                                                                                     2000         2001         2002
                                                                                 ------------  ------------ -----------
   Investment income
      Interest income..........................................................   $   685,143  $   651,229  $   605,411
      Expenses
         Trustee fees and expenses.............................................        13,941       13,423       14,032
         Evaluator fees........................................................         4,109        4,451        2,515
         Insurance expense.....................................................            --           --           --
         Supervisory fees......................................................         3,683        3,878          613
                                                                                 ------------  ------------ -----------
            Total expenses.....................................................        21,733       21,752       17,160
                                                                                 ------------  ------------ -----------
         Net investment income.................................................       663,410      629,477      588,251
   Realized gain (loss) from Bond sale or redemption
      Proceeds.................................................................       315,742      949,437      610,241
      Cost.....................................................................       305,501      920,492      579,389
                                                                                 ------------  ------------ -----------
         Realized gain (loss)..................................................        10,241       28,945       30,852
   Net change in unrealized appreciation (depreciation) of Bonds...............      (853,300)     766,742       89,485
                                                                                 ------------  ------------ -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS....................................................   $  (179,649) $ 1,425,164  $   708,588
                                                                                 ============  ============ ===========

                       STATEMENTS OF CHANGES IN NET ASSETS
                               YEARS ENDED MAY 31,

                                                                                     2000         2001         2002
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:

      Net investment income....................................................   $   663,410  $   629,477  $   588,251
      Realized gain (loss) on Bond sale or redemption..........................        10,241       28,945       30,852
      Net change in unrealized appreciation (depreciation) of Bonds............      (853,300)     766,742       89,485
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......      (179,649)   1,425,164      708,588
   Distributions to Unitholders from:
      Net investment income....................................................      (672,412)    (647,223)    (596,362)
      Bonds sale or redemption proceeds........................................            --     (538,509)     (95,097)
      Redemption of Units......................................................      (310,191)    (410,656)    (518,050)
                                                                                 ------------  ------------ -----------
         Total increase (decrease).............................................    (1,162,252)    (171,224)    (500,921)
   Net asset value to Unitholders
      Beginning of period......................................................    12,801,319   11,639,067   11,467,843
                                                                                 ------------  ------------ -----------
      End of period (including undistributed net investment income of
         $234,218, $216,472 and $208,361, respectively)........................   $11,639,067  $11,467,843  $10,966,922
                                                                                 ============  ============ ===========


        The accompanying notes are an integral part of these statements.


           INSURED MUNICIPALS INCOME TRUST, LIMITED MATURITY SERIES 70
                            STATEMENTS OF OPERATIONS
                               YEARS ENDED MAY 31,
                                                                                     2000         2001         2002
                                                                                 ------------  ------------ -----------
   Investment income
      Interest income..........................................................   $   211,760  $   187,926  $   177,225
      Expenses
         Trustee fees and expenses.............................................         4,679        4,312        4,657
         Evaluator fees........................................................         1,383        1,425          767
         Insurance expense.....................................................            --           --           --
         Supervisory fees......................................................         1,198        1,200          106
                                                                                 ------------  ------------ -----------
            Total expenses.....................................................         7,260        6,937        5,530
                                                                                 ------------  ------------ -----------
         Net investment income.................................................       204,500      180,989      171,695
   Realized gain (loss) from Bond sale or redemption
      Proceeds.................................................................       501,935      207,072      286,576
      Cost.....................................................................       502,805      204,586      272,991
                                                                                 ------------  ------------ -----------
         Realized gain (loss)..................................................          (870)       2,486       13,585
   Net change in unrealized appreciation (depreciation) of Bonds...............      (232,966)     199,508       18,726
                                                                                 ------------  ------------ -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS....................................................   $   (29,336) $   382,983  $   204,006
                                                                                 ============  ============ ===========

                       STATEMENTS OF CHANGES IN NET ASSETS
                               YEARS ENDED MAY 31,
                                                                                     2000         2001         2002
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:
      Net investment income....................................................   $   204,500  $   180,989  $   171,695
      Realized gain (loss) on Bond sale or redemption..........................          (870)       2,486       13,585
      Net change in unrealized appreciation (depreciation) of Bonds............      (232,966)     199,508       18,726
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......       (29,336)     382,983      204,006
   Distributions to Unitholders from:
      Net investment income....................................................      (218,272)    (184,912)    (174,313)
      Bonds sale or redemption proceeds........................................            --           --           --
      Redemption of Units......................................................      (507,322)    (197,257)    (286,481)
                                                                                 ------------  ------------ -----------
         Total increase (decrease).............................................      (754,930)         814     (256,788)
   Net asset value to Unitholders
      Beginning of period......................................................     4,453,372    3,698,442    3,699,256
                                                                                 ------------  ------------ -----------
      End of period (including undistributed net investment income of
         $74,793, $70,870 and $68,252, respectively)...........................   $ 3,698,442  $ 3,699,256  $ 3,442,468
                                                                                 ============  ============ ===========



        The accompanying notes are an integral part of these statements.


               FLORIDA INSURED MUNICIPALS INCOME TRUST, SERIES 72
                            STATEMENTS OF OPERATIONS
                               YEARS ENDED MAY 31,
                                                                                     2000         2001         2002
                                                                                 ------------  ------------ -----------
   Investment income
      Interest income..........................................................   $   164,863  $   149,796  $   130,601
      Expenses
         Trustee fees and expenses.............................................         4,204        3,875        4,162
         Evaluator fees........................................................         1,109        1,149          593
         Insurance expense.....................................................           515          435          325
         Supervisory fees......................................................           955          957          104
                                                                                 ------------  ------------ -----------
            Total expenses.....................................................         6,783        6,416        5,184
                                                                                 ------------  ------------ -----------
         Net investment income.................................................       158,080      143,380      125,417
   Realized gain (loss) from Bond sale or redemption
      Proceeds.................................................................       296,100      112,708      667,087
      Cost.....................................................................       308,253      114,524      646,667
                                                                                 ------------  ------------ -----------
         Realized gain (loss)..................................................       (12,153)      (1,816)      20,420
   Net change in unrealized appreciation (depreciation) of Bonds...............      (264,649)     265,521        3,904
                                                                                 ------------  ------------ -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS....................................................   $  (118,722) $   407,085  $   149,741
                                                                                 ============  ============ ===========

                       STATEMENTS OF CHANGES IN NET ASSETS
                               YEARS ENDED MAY 31,

                                                                                     2000         2001         2002
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:
      Net investment income....................................................   $   158,080  $   143,380  $   125,417
      Realized gain (loss) on Bond sale or redemption..........................       (12,153)      (1,816)      20,420
      Net change in unrealized appreciation (depreciation) of Bonds............      (264,649)     265,521        3,904
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......      (118,722)     407,085      149,741
   Distributions to Unitholders from:
      Net investment income....................................................      (164,560)    (144,618)    (136,820)
      Bonds sale or redemption proceeds........................................            --           --     (453,612)
      Redemption of Units......................................................      (320,844)     (87,794)    (209,977)
                                                                                 ------------  ------------ -----------
         Total increase (decrease).............................................      (604,126)     174,673     (650,668)
   Net asset value to Unitholders
      Beginning of period......................................................     3,278,731    2,674,605    2,849,278
                                                                                 ------------  ------------ -----------
      End of period (including undistributed net investment income of
         $55,406, $54,168 and $42,765, respectively)...........................   $ 2,674,605  $ 2,849,278  $ 2,198,610
                                                                                 ============  ============ ===========



        The accompanying notes are an integral part of these statements.


            MASSACHUSETTS INSURED MUNICIPALS INCOME TRUST, SERIES 25
                            STATEMENTS OF OPERATIONS
                               YEARS ENDED MAY 31,

                                                                                     2000         2001         2002
                                                                                 ------------  ------------ -----------
   Investment income
      Interest income..........................................................   $   135,418  $   123,284  $   118,483
      Expenses
         Trustee fees and expenses.............................................         3,403        3,291        3,639
         Evaluator fees........................................................           860          916          524
         Insurance expense.....................................................            --           --           --
         Supervisory fees......................................................           755          781           97
                                                                                 ------------  ------------ -----------
            Total expenses.....................................................         5,018        4,988        4,260
                                                                                 ------------  ------------ -----------
         Net investment income.................................................       130,400      118,296      114,223
   Realized gain (loss) from Bond sale or redemption
      Proceeds.................................................................       133,197      154,140      255,030
      Cost.....................................................................       133,604      154,008      256,680
                                                                                 ------------  ------------ -----------
         Realized gain (loss)..................................................          (407)         132       (1,650)
   Net change in unrealized appreciation (depreciation) of Bonds...............      (167,016)     166,648        8,678
                                                                                 ------------  ------------ -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS....................................................   $   (37,023) $   285,076  $   121,251
                                                                                 ============  ============ ===========

                       STATEMENTS OF CHANGES IN NET ASSETS
                               YEARS ENDED MAY 31,

                                                                                     2000         2001         2002
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:
      Net investment income....................................................   $   130,400  $   118,296  $   114,223
      Realized gain (loss) on Bond sale or redemption..........................          (407)         132       (1,650)
      Net change in unrealized appreciation (depreciation) of Bonds............      (167,016)     166,648        8,678
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......       (37,023)     285,076      121,251
   Distributions to Unitholders from:
      Net investment income....................................................      (132,747)    (121,301)    (117,666)
      Bonds sale or redemption proceeds........................................            --           --     (173,926)
      Redemption of Units......................................................      (132,203)    (149,737)     (79,886)
                                                                                 ------------  ------------ -----------
         Total increase (decrease).............................................      (301,973)      14,038     (250,227)
   Net asset value to Unitholders
      Beginning of period......................................................     2,637,178    2,335,205    2,349,243
                                                                                 ------------  ------------ -----------
      End of period (including undistributed net investment income of
         $50,688, $47,683 and $44,240, respectively)...........................   $ 2,335,205  $ 2,349,243  $ 2,099,016
                                                                                 ============  ============ ===========



        The accompanying notes are an integral part of these statements.


             MARYLAND INVESTORS' QUALITY TAX-EXEMPT TRUST, SERIES 57
                            STATEMENTS OF OPERATIONS
                               YEARS ENDED MAY 31,
                                                                                     2000         2001         2002
                                                                                 ------------  ------------ -----------
   Investment income
      Interest income..........................................................   $   152,092  $   146,384  $   141,106
      Expenses
         Trustee fees and expenses.............................................         3,526        3,465        4,061
         Evaluator fees........................................................           947        1,021          613
         Insurance expense.....................................................            --           --           --
         Supervisory fees......................................................           833          868          139
                                                                                 ------------  ------------ -----------
            Total expenses.....................................................         5,306        5,354        4,813
                                                                                 ------------  ------------ -----------
         Net investment income.................................................       146,786      141,030      136,293
   Realized gain (loss) from Bond sale or redemption
      Proceeds.................................................................       125,622       59,595      158,427
      Cost.....................................................................       126,892       60,241      156,538
                                                                                 ------------  ------------ -----------
         Realized gain (loss)..................................................        (1,270)        (646)       1,889
   Net change in unrealized appreciation (depreciation) of Bonds...............      (200,166)     182,911       18,096
                                                                                 ------------  ------------ -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS....................................................   $   (54,650) $   323,295  $   156,278
                                                                                 ============  ============ ===========

                                        STATEMENTS OF CHANGES IN NET ASSETS
                                                YEARS ENDED MAY 31,

                                                                                     2000         2001         2002
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:
      Net investment income....................................................   $   146,786  $   141,030  $   136,293
      Realized gain (loss) on Bond sale or redemption..........................        (1,270)        (646)       1,889
      Net change in unrealized appreciation (depreciation) of Bonds............      (200,166)     182,911       18,096
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......       (54,650)     323,295      156,278
   Distributions to Unitholders from:
      Net investment income....................................................      (148,352)    (141,580)    (137,822)
      Bonds sale or redemption proceeds........................................            --           --      (27,164)
      Redemption of Units......................................................      (120,938)     (49,703)    (136,418)
                                                                                 ------------  ------------ -----------
         Total increase (decrease).............................................      (323,940)     132,012     (145,126)
   Net asset value to Unitholders
      Beginning of period......................................................     2,911,811    2,587,871    2,719,883
                                                                                 ------------  ------------ -----------
      End of period (including undistributed net investment income of
         $40,989, $40,439 and $38,910, respectively)...........................   $ 2,587,871  $ 2,719,883  $ 2,574,757
                                                                                 ============  ============ ===========



        The accompanying notes are an integral part of these statements.

IM-IT AND QUALITY MULTI-SERIES 203
INSURED MUNICIPALS INCOME TRUST                                                           PORTFOLIO AS OF MAY 31, 2002
----------------------------------------------------------------------------------------------------------------------
 PORT-                                                                                      REDEMPTION         MARKET
FOLIO      AGGREGATE                                                            RATING        FEATURE           VALUE
 ITEM       PRINCIPAL   NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE  (NOTE 2)      (NOTE 2)        (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
   A     $     140,000  Board of Trustees of Southern Illinois University, Illinois,
                         Housing and Auxiliary Facilities System Revenue
                         Bonds, Series 1993A (MBIA Insured)
                         0.000% Due 04/01/17                                     AAA                      $     64,532
----------------------------------------------------------------------------------------------------------------------
   B         1,490,000  Washington State Public Power Supply System, Nuclear
                         Project No.1, Refunding Revenue Bonds,
                         Series 1993A (MBIA Insured)                                      2003 @ 102
                         5.700% Due 07/01/17                                     AAA      2014 @ 100 S.F.    1,541,852
----------------------------------------------------------------------------------------------------------------------
   C         1,000,000  Chicago, Illinois, Wastewater Transmission Revenue Refunding
                         Bonds, Series 1993 (FGIC Insured)                                2003 @ 100
                         5.125% Due 01/01/20                                     AAA      2014 @ 100 S.F.    1,000,040
----------------------------------------------------------------------------------------------------------------------
   D             - 0 -  Illinois Municipal Electric Agency, Power Supply System
                         Revenue Bonds, Series 1991A
                         (AMBAC Indemnity Insured)
                         5.750% Due 02/01/21                                                                     - 0 -
----------------------------------------------------------------------------------------------------------------------
   E         1,000,000  Indiana Health Facility Financing Authority, Hospital Revenue
                         Refunding Bonds (Columbus Regional Hospital)
                         Series 1993 (Capital Guaranty Insured)                           2003 @ 102
                         5.500% Due 08/15/22                                     AAA      2016 @ 100 S.F.    1,004,860
----------------------------------------------------------------------------------------------------------------------
   F           285,000  City of Chicago, Illinois, General Obligation Bonds (Emergency    2003 @ 102
                         Telephone System) Series 1993 (FGIC Insured)                     2014 @ 100 S.F.
                         5.625% Due 01/01/23                                     AAA      2003 @ 102 P.R.      297,172
----------------------------------------------------------------------------------------------------------------------
   G         1,800,000  The Outer Drive Housing Finance Corporation (Michigan)
                         Mortgage Revenue Refunding Bonds, Series 1993A
                         (FHA Insured Mortgage Loan-Greenhouse Project
                         Section 8) MBIA Insured                                          2002 @ 102
                         6.000% Due 01/01/23                                     AAA      2004 @ 100 S.F.    1,840,374
----------------------------------------------------------------------------------------------------------------------
   H         1,020,000  Michigan Housing Development Authority, Rental Housing
                         Revenue Bonds, Series 1993A
                         (AMBAC Indemnity Insured)                                        2003 @ 102
                         5.900% Due 04/01/23                                     AAA      2018 @ 100 S.F.    1,033,944
----------------------------------------------------------------------------------------------------------------------
   I           830,000  Illinois Health Facilities Authority, Hospital Revenue Bonds
                         (LaGrange Memorial Hospital) Series 1993
                         (AMBAC Indemnity Insured)                                        2014 @ 100 S.F.
                         5.500% Due 05/15/23                                     AAA      2003 @ 102 P.R.      875,243
----------------------------------------------------------------------------------------------------------------------
   J         1,000,000  West Virginia State Water Development Authority, Water
                         Development Revenue Refunding Bonds (Loan
                         Program) Series 1993A-1 (FSA Insured)                            2003 @ 102
                         5.250% Due 11/01/26                                     AAA      2022 @ 100 S.F.      993,150
----------------------------------------------------------------------------------------------------------------------
   K         2,000,000  Rhode Island Convention Center Authority, Revenue Bonds,          2003 @ 102
                         Series 1993A (AMBAC Indemnity Insured)                           2021 @ 100 S.F.
                         5.750% Due 05/15/27                                     AAA      2003 @ 102 P.R.    2,114,720
         -------------                                                                                    ------------
         $  10,565,000                                                                                    $ 10,765,887
         =============                                                                                    ============


--------------------------------------------------------------------------------

The accompanying notes are an integral part of these statements.

IM-IT AND QUALITY MULTI-SERIES 203
INSURED MUNICIPALS INCOME TRUST, LIMITED MATURITY SERIES                                  PORTFOLIO AS OF MAY 31, 2002
----------------------------------------------------------------------------------------------------------------------
 PORT-                                                                                      REDEMPTION         MARKET
FOLIO      AGGREGATE                                                            RATING        FEATURE           VALUE
 ITEM       PRINCIPAL   NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE  (NOTE 2)      (NOTE 2)        (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
   A     $     535,000  Board of Governors of State Colleges and Universities, Western
                         Illinois University (Illinois) Auxiliary Facilities System
                         Revenue Refunding Bonds, Series 1993
                         (MBIA Insured)
                         5.400% Due 04/01/07                                     AAA      2003 @ 102      $    565,356
----------------------------------------------------------------------------------------------------------------------
   B           500,000  Michigan Housing Development Authority, Rental Housing
                         Revenue Bonds, Series 1993A
                         (AMBAC Indemnity Insured)
                         5.700% Due 04/01/07                                     AAA      2003 @ 102           517,115
----------------------------------------------------------------------------------------------------------------------
   C             - 0 -  Dade County, Florida, Public Facilities Revenue Refunding
                         Bonds, Jackson Memorial Hospital, Series 1993
                         (MBIA Insured)
                         5.500% Due 06/01/07                                                                     - 0 -
----------------------------------------------------------------------------------------------------------------------
   D           360,000  District of Columbia (Washington, D.C.) Unlimited Tax-General
                         Obligation Refunding Bonds, Series 1993B-1
                         (AMBAC Indemnity Insured)
                         5.500% Due 06/01/07                                     AAA                           393,160
----------------------------------------------------------------------------------------------------------------------
   E           100,000  Illinois Health Facilities Authority, Revenue Refunding Bonds,
                         Series 1993 (The University of Chicago Hospitals Project)
                         MBIA Insured
                         5.500% Due 08/15/07                                     AAA      2003 @ 102           104,051
----------------------------------------------------------------------------------------------------------------------
   F           695,000  North Central Texas Health Facility Development Corporation,
                         Hospital Revenue Refunding Bonds (Children's Medical
                         Center of Dallas Project) Series 1993 (MBIA Insured)
                         5.750% Due 08/15/07                                     AAA      2003 @ 102           725,184
----------------------------------------------------------------------------------------------------------------------
   G            30,000  Belle Vernon Area School District, Pennsylvania, Unlimited
                         Tax-General Obligation Capital Appreciation Bonds,
                         Series 1993B (MBIA Insured)
                         0.000% Due 10/01/07                                     AAA                            24,530
----------------------------------------------------------------------------------------------------------------------
   H            80,000  County of Cook, Illinois, General Obligation Bonds,
                         Series 1993B (MBIA Insured)
                         5.300% Due 11/15/07                                     AAA      2003 @ 102            84,618
----------------------------------------------------------------------------------------------------------------------
   I             - 0 -  City of Long Beach, California, Certificates of Participation
                         (1993 Airport Refunding Project) MBIA Insured
                         5.300% Due 06/01/08                                                                     - 0 -
----------------------------------------------------------------------------------------------------------------------
   J           175,000  State of Rhode Island, Consolidated Capital Development
                         Loan, General Obligation Refunding Bonds, Series 1993
                         (AMBAC Indemnity Insured)
                         0.000% Due 06/15/08                                     AAA                           137,042
----------------------------------------------------------------------------------------------------------------------
   K             - 0 -  Commonwealth of Pennsylvania, Certificates of Participation,
                         Series 1993A (AMBAC Indemnity Insured)
                         5.400% Due 07/01/08                                                                     - 0 -
----------------------------------------------------------------------------------------------------------------------
   L           750,000  Washington Public Power Supply System, Nuclear Project
                         No. 3, Refunding Revenue Bonds, Series 1993B

                         (MBIA Insured)
                         5.650% Due 07/01/08                                     AAA                           825,772
         -------------                                                                                    ------------
         $   3,225,000                                                                                    $  3,376,828
         =============                                                                                    ============



--------------------------------------------------------------------------------

The accompanying notes are an integral part of these statements.

IM-IT AND QUALITY MULTI-SERIES 203
FLORIDA INSURED MUNICIPALS INCOME TRUST                                                   PORTFOLIO AS OF MAY 31, 2002
----------------------------------------------------------------------------------------------------------------------
 PORT-                                                                                      REDEMPTION         MARKET
FOLIO      AGGREGATE                                                            RATING        FEATURE           VALUE
 ITEM       PRINCIPAL   NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE  (NOTE 2)      (NOTE 2)        (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
   A     $       - 0 -  City of Miami, Florida, Industrial Development Revenue
                         Refunding Bonds Bayside Center Limited Partnership
                         Project, Series 1993 (FGIC Insured)
                         5.750% Due 07/01/14                                                              $      - 0 -
----------------------------------------------------------------------------------------------------------------------
   B           350,000  Florida State Department of General Services, Division of
                         Facilities Management, Revenue Refunding Bonds,
                         Series 1993 (AMBAC Indemnity Insured)                            2003 @ 101
                         5.400% Due 09/01/17                                     AAA      2015 @ 100 S.F.      354,879
----------------------------------------------------------------------------------------------------------------------
   C           150,000  City of Sunrise, Florida, Public Facilities Revenue Bonds,
                         Series 1992B (MBIA Insured)
                         0.000% Due 10/01/17                                     AAA                            69,300
----------------------------------------------------------------------------------------------------------------------
   D           135,000  School Board of St. Lucie County, Florida Master Lease
                         Program, Certificates of Participation, Series 1993
                         (FSA Insured)                                                    2003 @ 102
                         5.250% Due 07/01/18                                     AAA      2017 @ 100 S.F.      136,446
----------------------------------------------------------------------------------------------------------------------
   E           500,000  Florida State Municipal Power Agency, St. Lucie Project
                         Refunding Revenue Bonds, Series 1992
                         (FGIC Insured)                                                   2002 @ 102
                         5.250% Due 10/01/21                                     AAA      2017 @ 100 S.F.      501,920
----------------------------------------------------------------------------------------------------------------------
   F            85,000  Orange County Health Facilities Authority, Florida, Hospital
                         Revenue Bonds (Adventist Health System/Sunbelt Inc.)
                         Series 1992 (Capital Guaranty Insured)                           2002 @ 102
                         6.000% Due 11/15/22                                     AAA      2013 @ 100 S.F.       87,818
----------------------------------------------------------------------------------------------------------------------
   G           500,000  City of Sebring, Florida, Water and Wastewater Revenue
                         Bonds, Series 1993 (AMBAC Indemnity Insured)                     2003 @ 102
                         5.500% Due 01/01/23                                     AAA      2014 @ 100 S.F.      505,360
----------------------------------------------------------------------------------------------------------------------
   H           500,000  Orlando and Orange County Expressway Authority, Florida,
                         Expressway Revenue Refunding Senior Lien Bonds,
                         Series 1993 (FGIC Insured)                                       2003 @ 102
                         5.250% Due 07/01/23                                     AAA      2019 @ 100 S.F.      501,385
----------------------------------------------------------------------------------------------------------------------
   I             - 0 -  Orlando Utilities Commission, Florida, Water and Electric
                         Subordinated Revenue Bonds, Series A
                         5.500% Due 10/01/26                                                                     - 0 -
         -------------                                                                                    ------------
         $   2,220,000                                                                                    $  2,157,108
         =============                                                                                    ============



--------------------------------------------------------------------------------

The accompanying notes are an integral part of these statements.

IM-IT AND QUALITY MULTI-SERIES 203
MASSACHUSETTS INSURED MUNICIPALS INCOME TRUST                                             PORTFOLIO AS OF MAY 31, 2002
----------------------------------------------------------------------------------------------------------------------
 PORT-                                                                                      REDEMPTION         MARKET
FOLIO      AGGREGATE                                                            RATING        FEATURE           VALUE
 ITEM       PRINCIPAL   NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE  (NOTE 2)      (NOTE 2)        (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
   A     $      20,000  Dighton-Rehoboth Regional School District, Massachusetts,
                         General Obligation Refunding Bonds
                         (AMBAC Indemnity Insured)                                        2003 @ 102
                         5.400% Due 07/15/08                                     AAA      2006 @ 100 S.F. $     21,069
----------------------------------------------------------------------------------------------------------------------
   B           150,000  Massachusetts Industrial Finance Agency, Revenue Bonds,
                         Brandeis University Issue, Series 1989C (MBIA Insured)
                         100M-0.000% Due 10/01/09                                AAA                            74,365
                         50M-0.000% Due 10/01/10                                 AAA                            35,161
----------------------------------------------------------------------------------------------------------------------
   C           100,000  Lynn Water and Sewer Commission (Massachusetts) General
                         Revenue Bonds, Refunding Series 1993 (FGIC Insured)
                         5.500% Due 12/01/10                                     AAA      2003 @ 102           106,513
----------------------------------------------------------------------------------------------------------------------
   D             - 0 -  Commonwealth of Massachusetts, General Obligation Bonds,
                         Consolidated Loan of 1992, Series D
                         (AMBAC Indemnity Insured)
                         5.750% Due 05/01/12                                                                     - 0 -
----------------------------------------------------------------------------------------------------------------------
   E           110,000  City of Pittsfield, Massachusetts, Municipal Purpose Loan of
                         1993 (Limited Tax-General Obligation Bonds)
                         MBIA Insured
                         5.400% Due 07/15/12                                     AAA                           120,332
----------------------------------------------------------------------------------------------------------------------
   F           485,000  City of Springfield, Massachusetts, General Obligation
                         Municipal Purpose Loan of 1993 Bonds, Series B
                         (MBIA Insured)                                                   2003 @ 102
                         6.000% Due 01/15/13                                     AAA      2006 @ 100 S.F.      504,507
----------------------------------------------------------------------------------------------------------------------
   G           200,000  Massachusetts Health and Educational Facilities Authority,
                         Revenue Bonds, South Shore Hospital Issue, Series E
                         (MBIA Insured)                                                   2002 @ 102
                         5.500% Due 07/01/20                                     AAA      2014 @ 100 S.F.      201,160
----------------------------------------------------------------------------------------------------------------------
   H             - 0 -  Massachusetts Health and Educational Facilities Authority,
                         Revenue Bonds, Fallon Healthcare System Issue,
                         Series A (Capital Guaranty Insured)
                         6.000% Due 06/01/21                                                                     - 0 -
----------------------------------------------------------------------------------------------------------------------
   I           485,000  Massachusetts Bay Transportation Authority (Massachusetts)
                         General Transportation System, General Obligation Bonds,
                         Refunding Series 1993A (MBIA Insured)                            2003 @ 102
                         5.500% Due 03/01/22                                     AAA      2013 @ 100 S.F.      490,621
----------------------------------------------------------------------------------------------------------------------
   J           500,000  Massachusetts State Health and Educational Facilities
                         Authority, Revenue Bonds, Lahey Clinic Medical
                         Center Issue, Series 1993B (MBIA Insured)                        2003 @ 102
                         5.375% Due 07/01/23                                     AAA      2016 @ 100 S.F.      501,030
         -------------                                                                                    ------------
         $   2,050,000                                                                                    $  2,054,758
         =============                                                                                    ============


--------------------------------------------------------------------------------

The accompanying notes are an integral part of these statements.

IM-IT AND QUALITY MULTI-SERIES 203
MARYLAND INVESTORS' QUALITY TAX-EXEMPT TRUST                                              PORTFOLIO AS OF MAY 31, 2002
----------------------------------------------------------------------------------------------------------------------
 PORT-                                                                                      REDEMPTION         MARKET
FOLIO      AGGREGATE                                                            RATING        FEATURE           VALUE
 ITEM       PRINCIPAL   NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE  (NOTE 2)      (NOTE 2)        (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
   A     $       - 0 -  Prince George's County, Maryland, General Obligation
                         Stormwater Management Bonds, Series 1993
                         5.500% Due 03/15/08                                                              $      - 0 -
----------------------------------------------------------------------------------------------------------------------
   B           360,000  Baltimore County, Maryland, Mortgage Revenue Refunding
                         Bonds, Series 1993A (FHA Insured Mortgage Loan-Olde
                         Forge Townhouse Project)                                         2003 @ 102
                         6.000% Due 01/01/10                                     AAA      2002 @ 100 S.F.      369,947
----------------------------------------------------------------------------------------------------------------------
   C           310,000  Baltimore, Maryland, Certificates of Participation, Series
                         1993B (MBIA Insured)
                         5.500% Due 04/01/11**                                   AAA                           325,357
----------------------------------------------------------------------------------------------------------------------
   D           155,000  Maryland Environmental Service Revenue Bonds (Garrett
                         County Landfill Project) AMBAC Indemnity Insured                 2003 @ 102
                         5.500% Due 09/01/13                                     AAA      2004 @ 100 S.F.      162,659
----------------------------------------------------------------------------------------------------------------------
   E            95,000  Puerto Rico Electric Power Authority, Power Revenue
                         Refunding Bonds, Series 1989N (FSA Insured)
                         0.000% Due 07/01/17                                     AAA      2015 @ 87.06 S.F.     45,840
----------------------------------------------------------------------------------------------------------------------
   F           500,000  Maryland Health and Higher Educational Facilities Authority,
                         Revenue Bonds (Good Samaritan Hospital Issue)
                         Series 1993
                         5.750% Due 07/01/19**                                   AAA                           530,500
----------------------------------------------------------------------------------------------------------------------
   G           500,000  Maryland Health and Higher Educational Facilities Authority,
                         Revenue Bonds (Montgomery General Hospital Issue)
                         Series 1993 (Connie Lee Insured)                                 2003 @ 100
                         5.000% Due 07/01/23                                     AAA      2019 @ 100 S.F.      494,840
----------------------------------------------------------------------------------------------------------------------
   H           600,000  Anne Arundel County, Maryland, Mortgage Revenue
                         Refunding Bonds, Series A (FHA Insured Project-
                         Westwinds Apartments)                                            2002 @ 102
                         6.000% Due 12/01/26                                     AAA      2010 @ 100 S.F.      609,156
         -------------                                                                                    ------------
         $   2,520,000                                                                                    $  2,538,299
         =============                                                                                    ============


--------------------------------------------------------------------------------

The accompanying notes are an integral part of these statements.

** The issuer of these Bonds has placed funds or securities in escrow against payment of the issue on the date or dates indicated.


                         INSURED MUNICIPALS INCOME TRUST
            AND INVESTORS' QUALITY TAX-EXEMPT TRUST, MULTI-SERIES 203
                          NOTES TO FINANCIAL STATEMENTS
                           MAY 31, 2000, 2001 AND 2002

--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Security Valuation - Tax-exempt municipal securities are stated at the value determined by the Evaluator. The Evaluator may determine the value of the Bonds
(1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in Bonds comparable to those held by each of the Trusts, (2) on the basis of bid prices for comparable Bonds, (3) by determining the value of the Bonds by appraisal or (4) by any combination of the above.

   Security Cost - The original cost to each of the Trusts (IM-IT, IM-IT Limited Maturity, Florida IM-IT, Massachusetts IM-IT and Maryland Quality) was based on the determination by Interactive Data Corporation of the offering prices of the Bonds on the date of deposit (July 22, 1993). Since the valuation is based upon the bid prices, such Trusts (IM-IT, IM-IT Limited Maturity, Florida IM-IT, Massachusetts IM-IT and Maryland Quality) recognized downward adjustments of $96,336, $38,937, $26,254, $22,558 and $22,747, respectively, on the date of deposit resulting from the difference between the bid and offering prices. These downward adjustments were included in the aggregate amount of unrealized depreciation reported in the financial statements for each Trust for the period ended May 31, 1994.

   Unit Valuation - The redemption price per Unit is the pro rata share of each Unit in each Trust based upon (1) the cash on hand in such Trust or monies in the process of being collected, (2) the Bonds in such Trust based on the value determined by the Evaluator and (3) interest accrued thereon, less accrued expenses of the Trust, if any.

   Federal Income Taxes - The Trust is not a taxable entity for Federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of such Trust and, accordingly, no provision has been made for Federal income taxes.

   Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis.

   Adoption of Accounting Pronouncements - On December 1, 2000, the American Institute of Certified Public Accountants issued a new audit and accounting guide for investment companies. The revised guide codifies new accounting standards on several issues, including amortization of premium or discount on debt securities and accounting for offering costs. Changes required by the guide are to be applied prospectively. Amortization of premium or discount on debt securities resulted in a reclassification of amounts previously recognized in unrealized gains or losses to net investment income and the inclusion of amortized premium or discount in interest income. Trusts with unamortized offering costs are to apply the provisions relating to offering costs as a cumulative effect of the change charged or credited directly to Net Asset Value to Unitholders. Effective June 1, 2001, the Trusts have adopted the provisions of the new audit guide. The adoption of these provisions did not have a material impact on the financial statements of the Trusts.

NOTE 2 - PORTFOLIO

   Ratings - The source of all ratings, exclusive of those designated N/R or * is Standard & Poor's, A Division of the McGraw-Hill Companies. Ratings marked * are by Moody's Investors Service, Inc. as these Bonds are not rated by Standard & Poor's, A Division of the McGraw-Hill Companies. N/R indicates that the Bond is not rated by Standard & Poor's, A Division of the McGraw-Hill Companies or Moody's Investors Service, Inc. The ratings shown represent the latest published ratings of the Bonds. For a brief description of rating symbols and their related meanings, see "Description of Securities Ratings" in the Information Supplement.

   Redemption Feature - There is shown under this heading the year in which each issue of Bonds is initially or currently callable and the call price for that year. Each issue of Bonds continues to be callable at declining prices thereafter (but not below par value) except for original issue discount Bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. "P.R." indicates a bond has been prerefunded. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have an offering side evaluation which represents a premium over par. To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Conversely, to the extent that the Bonds were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and there will be distributed to Unitholders the principal amount in excess of $1 per Unit semi-annually and any premium received on such redemption. However, should the amount available for distribution in the Principal Account exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next succeeding monthly distribution date to holders of record on the related monthly record date. The Estimated Current Return in this event may be affected by such redemptions. For the Federal tax effect on Unitholders of such redemptions and resultant distributions, see "Federal Tax Status" in Part II.

NOTE 2 - PORTFOLIO (CONTINUED)

   Insurance - Insurance coverage providing for the timely payment when due of all principal and interest on the Bonds in the IM-IT, IM-IT Limited Maturity, Florida IM-IT and Massachusetts IM-IT Trusts has been obtained by the Trusts or by one of the Preinsured Bond Insurers (as indicated in the Bond name). Such insurance does not guarantee the market value of the Bonds or the value of the Units. For Bonds covered under the Trust's insurance policy the insurance is effective only while Bonds thus insured are held in the Trust and the insurance premium, which is a Trust obligation, is paid on a monthly basis. The premium for insurance which has been obtained from various insurance companies by the issuer of the Bond involved is payable by the issuer. Insurance expense for the period reflects adjustments for redeemed or sold Bonds.

   An Accounting and Auditing Guide issued by the American Institute of Certified Public Accountants states that, for financial reporting purposes, insurance coverage of the type acquired by the Trust does not have any measurable value in the absence of default of the underlying Bonds or indication of the probability of such default. In the opinion of the Evaluator, there is no indication of a probable default of Bonds in the portfolio as of the date of these financial statements.

   Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at May 31, 2002 is as follows:

                                         IM-IT LIMITED       FLORIDA        MASSACHUSETTS        MARYLAND
                            IM-IT           MATURITY          IM-IT             IM-IT            QUALITY
                            TRUST             TRUST           TRUST             TRUST             TRUST
                          ---------        ---------        ---------         ---------         ---------
Unrealized Appreciation   $ 573,226        $ 216,574        $ 110,101         $ 106,748         $ 102,568
Unrealized Depreciation        --               --                (58)           (3,322)           (3,363)
                          ---------        ---------        ---------         ---------         ---------
                          $ 573,226        $ 216,574        $ 110,043         $ 103,426         $  99,205
                          =========        =========        =========         =========         =========

NOTE 3 - OTHER

   Marketability - Although it is not obligated to do so, the Sponsor intends to maintain a market for Units and to continuously offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Bonds in the portfolio of each Trust, plus interest accrued to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

   Cost to Investors - The cost to original investors was based on the Evaluator's determination of the aggregate offering price of the Bonds per Unit on the date of an investor's purchase, plus a sales charge of 4.3% of the public offering price which is equivalent to 4.493% of the aggregate offering price of the Bonds for the IM-IT Limited Maturity Trust and 4.9% of the public offering price which is equivalent to 5.152% of the aggregate price of the Bonds for the remaining Trusts. The secondary market cost to investors is based on the Evaluator's determination of the aggregate bid price of the Bonds per Unit on the date of an investor's purchase plus a sales charge based upon the years to average maturity of the Bonds in the portfolio. The sales charge ranges from 1.0% of the public offering price (1.010% of the aggregate bid price of the Bonds) for a Trust with a portfolio with less than two years to average maturity to 5.40% of the public offering price (5.708% of the aggregate bid price of the Bonds) for a Trust with a portfolio with twenty-one or more years to average maturity.

   Compensation of Evaluator and Supervisor - The Supervisor receives a fee for providing portfolio supervisory services for the Trust ($.25 per Unit, not to exceed the aggregate cost of the Supervisor for providing such services to the Trust). In addition, the Evaluator receives an annual fee for regularly evaluating each of the Trust's portfolios. Effective April 27, 2001, J.J. Kenny Co., became the Evaluator for each Trust in place of American Portfolio Evaluation Services, a division of Van Kampen Investment Advisory Corp. Van Kampen Investment Advisory Corp. will continue to provide portfolio supervisory services for each Trust at the fee described above. Both fees may be adjusted for increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index.

NOTE 4 - REDEMPTION OF UNITS

   Units were presented for redemption as follows:

                                                 YEARS ENDED MAY 31,
                                       2000            2001            2002
                                  --------------  --------------  --------------
   IM-IT Trust                          335             437             553
   IM-IT Limited Maturity Trust         509             195             274
   Florida IM-IT Trust                  355             91              236
   Massachusetts IM-IT Trust            141             157             80
   Maryland Quality Trust               129             53              139



                                                                       CMSPRO203




                         VAN KAMPEN FOCUS PORTFOLIOS(SM)
                       A Division of Van Kampen Funds Inc.

                               PROSPECTUS PART II

                                 SEPTEMBER 2002


                         INSURED MUNICIPALS INCOME TRUST
                       INVESTORS' QUALITY TAX-EXEMPT TRUST

                           VAN KAMPEN FOCUS PORTFOLIOS
                                MUNICIPAL SERIES

                   A convenient way to invest in a diversified

                     portfolio of tax-exempt municipal bonds

                       This prospectus contains two parts.

 No one may use this Prospectus Part II unless accompanied by Prospectus Part I.

       YOU SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------

     The Securities and Exchange Commission has not approved or disapproved of the Trust Units or passed upon the adequacy or accuracy of this prospectus.

               Any contrary representation is a criminal offense.




THE TRUSTS
--------------------------------------------------------------------------------

     THE FUND. Your Trust is one of several unit investment trusts created under the name Insured Municipals Income Trust, Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust or Van Kampen Focus Portfolios, Municipal Series (the "Fund"). The Fund was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), dated the Date of Deposit among Van Kampen Funds Inc., as Sponsor, J.J. Kenny Co., Inc., as Evaluator, Van Kampen Investment Advisory Corp., as Supervisor, and The Bank of New York, as Trustee, or their predecessors. Effective April 26, 2001, American Portfolio Evaluation Services, a division of Van Kampen Investment Advisory Corp., resigned as Evaluator and J.J. Kenny Co., Inc. was appointed successor Evaluator for all Trusts in existence at that time. Van Kampen Investment Advisory Corp. continues to provide portfolio surveillance services to each Trust as Supervisor.

         The Fund consists of separate portfolios of interest-bearing obligations issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities, excludable from gross income for Federal income tax purposes under existing law. All issuers of bonds in a State Trust are located in the state for which the Trust is named or in United States territories or possessions and their public authorities; consequently, in the opinion of recognized bond counsel to the bond issuers, the interest earned on the bonds is exempt to the extent indicated herein from state and local taxes. Further, in the opinion of bond counsel to the respective issuers, the interest income of each bond in a U.S. Territorial IM-IT Trust is exempt from state, Commonwealth of Puerto Rico and local income taxation. Interest on certain bonds in a National Quality AMTTrust may be a preference item for purposes of the alternative minimum tax. Accordingly, a National Quality AMTTrust may be appropriate only for investors who are not subject to the alternative minimum tax. With the exception of New York and Pennsylvania Trusts, Units of a State Trust may be purchased only by residents of the state for which the Trust is named. Units of a New York Trust may be purchased by residents of New York, Connecticut and Florida. Units of a Pennsylvania Trust may be purchased by residents of Pennsylvania, Connecticut, Florida, Maryland, New York, Ohio and West Virginia. State Trusts, other than State Intermediate Laddered Maturity Trusts or State Intermediate Trusts, are referred to herein as "Long-Term State Trusts".

         On the Date of Deposit, the Sponsor deposited the bonds with the Trustee. The bonds initially consisted of delivery statements relating to contracts for their purchase and cash, cash equivalents and/or irrevocable letters of credit issued by a financial institution. Thereafter, the Trustee, in exchange for the bonds, delivered to the Sponsor evidence of ownership of the Units.

         The portfolio of any IM-IT, Investment Grade Municipal, IM-IT Discount, U.S. Territorial IM-IT, Long-Term State or National Quality Trust consists of bonds maturing approximately 15 to 40 years from the Date of Deposit. The approximate range of maturities from the Date of Deposit for bonds in any IM-IT Limited Maturity Trust, IM-IT Intermediate Trust, State Intermediate Laddered Maturity Trust and IM-IT Short Intermediate Trust is 12 to 15 years, 5 to 15 years, 5 to 10 years and 3 to 7 years, respectively. The portfolio of any State Intermediate Laddered Maturity Trust is structured so that approximately 20% of the bonds will mature each year, beginning in approximately the fifth year of the Trust, entitling each Unitholder to a return of principal. This return of principal may offer Unitholders the opportunity to respond to changing economic conditions and to specific financial needs that may arise between the fifth and tenth years of the Trust. However, the flexibility provided by the return of principal may also eliminate a Unitholder's ability to reinvest at a rate as high as the yield on the bonds which matured.

         Each Unit represents a fractional undivided interest in the principal and net income of a Trust. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in a Trust represented by each Unit will increase, although the actual interest in the Trust will remain unchanged. Units will remain outstanding until redeemed by Unitholders or until the termination of the Trust Agreement.

         OBJECTIVES AND BOND SELECTION. The objectives of a Trust are income exempt from Federal income taxation and, in the case of a State Trust, Federal and state income taxation and conservation of capital through an investment in diversified portfolios of Federal and state tax-exempt obligations. A State Intermediate Laddered Maturity Trust has additional objectives of providing protection against changes in interest rates and investment flexibility through an investment in a laddered portfolio of intermediate-term interest-bearing obligations with maturities ranging from approximately 5 to 10 years in which roughly 20% of the bonds mature each year beginning in approximately the fifth year of the Trust. There is, of course, no guarantee that the Trusts will achieve their objectives. A Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income bonds with greater diversification than they might be able to acquire individually. Insurance guaranteeing the timely payment, when due, of all principal and interest on the bonds in each Insured Trust has been obtained from a municipal bond insurance company. For information relating to insurance on the bonds, see "Insurance on the Bonds in the Insured Trusts". In addition, these bonds are often not available in small amounts.

         In selecting bonds for the Trusts, the Sponsor considered the following factors, among others: (a) either the Standard & Poor's rating of the bonds was not less than "BBB-" ("A-" for Quality Trusts), or the Moody's Investors Service, Inc. ("Moody's") rating of the bonds was not less than "Baa3" ("A3" for the Quality Trusts), including provisional or conditional ratings, respectively, (or, if not rated, the bonds had credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt bonds that were so rated as to be acceptable for acquisition by a Trust in the opinion of the Sponsor), (b) the prices of the bonds relative to other bonds of comparable quality and maturity, (c) the diversification of bonds as to purpose of issue and location of issuer and (d) with respect to the Insured Trusts, the availability and cost of insurance. After the Date of Deposit, a bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires elimination of a bond from a Trust but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the bond (see "Fund Administration--Portfolio Administration"). In particular, the ratings of the bonds in an Investment Grade Municipal Trust could fall below "investment grade" (i.e., below "BBB-" or "Baa3") during the Trust's life and the Trust could continue to hold the bonds. See "The Trusts--Risk Factors".

     THE BONDS. Your Trust invests in municipal bonds. States, municipalities and public authorities issue these bonds to raise money for a variety of purposes. In selecting bonds, we seek to diversify your portfolio by bond purpose. This section briefly describes different bond types to help you better understand your investment. These bonds are described in greater detail in the Information Supplement. See "Additional Information".

     General obligation bonds are backed by the general taxing power of the issuer. The issuer secures these bonds by pledging its faith, credit and unlimited taxing power for the payment of principal and interest.

     Revenue bonds are payable only from the revenue of a specific project or authority. They are not supported by the issuer's general power to levy taxes. The risk of default in payment of interest or principal increases if the income of the related project falters because that income is the only source of payment. All of the following bonds are revenue bonds.

     Airport bonds are obligations of issuers that own and operate airports. The ability of the issuer to make payments on these bonds primarily depends on the ability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, some airlines may have difficulty meeting these obligations.

     Bond banks are vehicles that pool various municipal obligations into larger offerings. This reduces the cost of borrowing for the municipalities. The types of financing projects that these obligations support vary.

     Certificates of participation are generally a type of municipal lease obligation. Lease payments of a governmental entity secure payments on these bonds. These payments depend on the governmental entity budgeting appropriations for the lease payments. A governmental body cannot obligate future governments to appropriate for or make lease payments, but governments typically promise to take action necessary to include lease payments in their budgets. If a government fails to budget for or make lease payments, sufficient funds may not exist to pay interest or principal on these bonds.

     Health care bonds are obligations of issuers that derive revenue from hospitals and hospital systems. The ability of these issuers to make payments on bonds depends on factors such as facility occupancy levels, demand for services, competition resulting from hospital mergers and affiliations, the need to reduce costs, government regulation, costs of malpractice insurance and claims, and government financial assistance (such as Medicare and Medicaid).

     Higher education bonds are obligations of issuers that operate universities and colleges. These issuers derive revenues from tuition, dormitories, grants and endowments. These issuers face problems related to declines in the number of college-age individuals, possible inability to raise tuitions and fees, uncertainty of continued federal grants, state funding or donations, and government legislation or regulation.

     Industrial revenue bonds finance the cost of acquiring, building or improving industrial projects. Private corporations usually operate these projects. The ability of the issuer to make payments on these bonds depends on factors such as the creditworthiness of the corporation operating the project, revenues generated by the project, expenses of the project and environmental or other regulatory restrictions.

     Multi-family housing bonds are obligations of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low to moderate-income families. These bonds are generally pre-payable at any time. It is likely that their life will be less than their stated maturity. The ability of these issuers to make payments on bonds depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

     Other care bonds include obligations of issuers that derive revenue from mental health facilities, nursing homes and intermediate care facilities. These bonds are similar to health care bonds and the issuers face the same general risks.

     Public building bonds finance the cost of acquiring, leasing, building or improving public buildings such as offices, recreation facilities, convention centers, police stations, correctional institutions and parking garages. The ability of the issuers to make payments on these bonds depends on factors such as the government budgeting sufficient funds to make lease or mortgage payments on the facility, user fees or rents, costs of maintenance and decreases in use of the facility.

     Public education bonds are obligations of issuers that operate primary and secondary schools. The ability of these issuers to make payments on these bonds depends primarily on ad valorem taxes. These issuers may also face problems related to litigation contesting state constitutionality of public education financing.

     Retail electric/gas/telephone bonds are obligations of issuers that derive revenues from the retail sale of utilities to customers. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for these utilities, competition, government regulation and rate approvals, overhead expenses and the cost of fuels.

     Single family housing bonds are obligations of issuers that derive revenues from mortgage loans on single family residences. Single family residences generally include one to four-family dwellings. These bonds are similar to multi-family housing bonds and the issuers face the same general risks.

     Tax district bonds are obligations secured by a pledge of taxing power by a municipality, such as tax increment financing or tax allocation bonds. These bonds are similar to general obligation bonds. Unlike general obligation bonds, however, the municipality does not pledge its unlimited taxing power to pay these bonds. Instead, the municipality pledges revenues from a specific tax to pay these bonds. If the tax cannot support payment of interest and principal, a municipality may need to raise the related tax to pay these bonds. An inability to raise the tax could have an adverse affect on these bonds.

     Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems. The ability of these issuers to make payments on these bonds depends on variations in use, the degree of government subsidization, competition from other forms of transportation and increased costs. Port authorities derive revenues primarily from fees imposed on ships using the port facilities. These fees can fluctuate depending on the local economy and competition from air, rail and truck transportation. Increased fuel costs, alternative transportation modes and competition from toll-free bridges and roads will impact revenues of issuers that operate bridges, roads or tunnels.

     Waste disposal bonds are obligations of issuers that derive revenues from resource recovery facilities. These facilities process solid waste, generate steam and convert steam to electricity. These issuers face problems such as costs and delays due to environmental concerns, effects of conservation and recycling, destruction or condemnation of a project, void or unenforceable contracts, changes in the economic availability of raw materials, operating supplies or facilities, and other unavoidable changes that adversely affect operation of a project.

     Water and sewer bonds are obligations of issuers that derive revenues from user fees from the sale of water and sewerage services. These issuers face problems such as the ability to obtain rate increases, population declines, difficulties in obtaining new fresh water supplies and "no-growth" zoning ordinances. These issuers also face many of the same problems of waste disposal issuers.

     Wholesale electric bonds are obligations of issuers that derive revenues from selling electricity to other utilities. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for electric utilities, competition, overhead expenses and government regulation and rate approvals.

     MORE ABOUT THE BONDS. In addition to describing the purpose of the bonds, other information about the bonds is also listed in the "Portfolio" in Prospectus Part I. This information relates to other characteristics of the bonds. This section briefly describes some of these characteristics.

     Original issue discount bonds were initially issued at a price below their face (or par) value. These bonds typically pay a lower interest rate than comparable bonds that were issued at or above their par value. In a stable interest rate environment, the market value of these bonds tends to increase more slowly in early years and in greater increments as the bonds approach maturity. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

         Zero coupon bonds are a type of original issue discount bond. These bonds do not pay any current interest during their life. If an investor own this type of bond, the investor has the right to receive a final payment of the bond's par value at maturity. The price of these bonds often fluctuates greatly during periods of changing market interest rates compared to bonds that make current interest payments. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

         "When, as and if issued" bonds are bonds that trade before they are actually issued. This means that the Sponsor can only deliver them to your Trust "when, as and if" the bonds are actually issued. Delivery of these bonds may be delayed or may not occur. Interest on these bonds does not begin accruing to your Trust until the Sponsor delivers the bond to the Trust. You may have to adjust your tax basis if the Sponsor delivers any of these bonds after the expected delivery date. Any adjustment would reflect interest that accrued between the time you purchased your Units and the delivery of the bonds to your Trust. This could lower your first year estimated current return. You may experience gains or losses on these bonds from the time you purchase Units even though your Trust has not yet received them.

         RISK FACTORS. All investments involve risk. This section describes the main risks that can impact the value of bonds in your Trust. You should understand these risks before you invest. If the value of the bonds falls, the value of your Units will also fall. You can lose money by investing in a Trust. No one can guarantee that your Trust will achieve its objective or that your investment return will be positive over any period. The Information Supplement contains a more detailed discussion of risks related to your investment.

         Market risk is the risk that the value of the bonds in your Trust will fluctuate. This could cause the value of your Units to fall below your original purchase price or below the par value. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a bond's issuer or insurer, perceptions of the issuer or insurer, or ratings on a bond. Even though the Supervisor supervises your portfolio, you should remember that no one manages your portfolio. Your Trust will not sell a bond solely because the market value falls as is possible in a managed fund.

     Interest rate risk is the risk that the value of bonds will fall if interest rates increase. Bonds typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes.

     Credit risk is the risk that a bond's issuer or insurer is unable to meet its obligation to pay principal or interest on the bond.

     Call risk is the risk that the issuer prepays or "calls" a bond before its stated maturity. An issuer might call a bond if interest rates fall and the bond pays a higher interest rate or if it no longer needs the money for the original purpose. If an issuer calls a bond, your Trust will distribute the principal to you but your future interest distributions will fall. You might not be able to reinvest this principal at as high a yield. A bond's call price could be less than the price your Trust paid for the bond and could be below the bond's par value. This means that you could receive less than the amount you paid for your units. If enough bonds in your Trust are called, your Trust could terminate early. The first date that the issuer can call each bond in the portfolio is listed in Prospectus Part I along with the price the issuer would have to pay.

     Bond quality risk is the risk that a bond will fall in value if a rating agency decreases the bond's rating.

     Bond concentration risk is the risk that your Trust is less diversified because it concentrates in a particular type of bond. When a certain type of bond makes up 25% or more of a Trust, the Trust is considered to be "concentrated" in that bond type. The different bond types are described under "The Bonds".

     Reduced diversification risk is the risk that your Trust will become smaller and less diversified as bonds are sold, are called or mature. This could increase your risk of loss and increase your share of Trust expenses.

     Liquidity risk is the risk that the value of a bond will fall if trading in the bond is limited or absent. No one can guarantee that a liquid trading market will exist for any bond because these bonds generally trade in the over-the-counter market (they are not listed on a securities exchange).

     Litigation and legislation risk is the risk that future litigation or legislation could affect the value of your Trust. For example, future legislation could reduce tax rates, impose a flat tax, exempt all investment income from tax or change the tax status of the bonds. Litigation could challenge an issuer's authority to issue or make payments on bonds.

     NO FDIC GUARANTEE. An investment in your Trust is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ESTIMATED CURRENT AND LONG-TERM RETURNS
--------------------------------------------------------------------------------

         The Estimated Current Returns and the Estimated Long-Term Returns are set forth in the Prospectus Part I. Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trust and with the principal prepayment, redemption, maturity, exchange or sale of bonds. The Public Offering Price will vary with changes in the price of the bonds. Accordingly, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of the bonds and (2) takes into account the expenses and sales charge associated with Units. Since the value and estimated retirements of the bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

PUBLIC OFFERING
--------------------------------------------------------------------------------

         GENERAL. Units are offered at the Public Offering Price. The secondary market public offering price is based on the bid prices of the bonds, the sales charge described below, cash, if any, in the Principal Account and accrued interest, if any. The minimum purchase is one Unit.

         The secondary market sales charge is computed as described in the following table based upon the estimated long-term return life (ELTR Life) of a Trust's portfolio:


           ELTR LIFE       SALES CHARGE         ELTR LIFE          SALES CHARGE         ELTR LIFE          SALES CHARGE
       ------------------  --------------   -------------------   --------------    -------------------   --------------
        1                       1.010%      8                         3.627%        15                        5.042%
        2                       1.523       9                         4.167         16                        5.152
        3                       2.041      10                         4.384         17                        5.263
        4                       2.302      11                         4.603         18                        5.374
        5                       2.564      12                         4.712         19                        5.485
        6                       2.828      13                         4.822         20                        5.597
        7                       3.093      14                         4.932   21 to 30                        5.708

         For purposes of computation of the estimated long-term return life, bonds will be deemed to mature on their expressed maturity dates unless: (a) the bonds have been called for redemption or are subject to redemption at an earlier call date, in which case this call date will be deemed to be the maturity date; or (b) the bonds are subject to a "mandatory tender", in which case the mandatory tender will be deemed to be the maturity date. The sales charges in the above table are expressed as a percentage of the aggregate bid prices of the bonds. Expressed as a percent of the Public Offering Price, the sales charge on a Trust consisting entirely of bonds with 15 years to maturity would be 4.80%. The sales charges in the table above do not apply to IM-IT Discount Trusts. The applicable secondary market sales charges for an IM-IT Discount Trust are set forth in the applicable Prospectus Part I.

     Any reduced sales charge is the responsibility of the selling broker, dealer or agent. Employees, officers and directors (including their spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law and daughters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons (collectively referred to herein as "related purchasers")) of Van Kampen Funds Inc. and its affiliates may purchase Units at the Public Offering Price less the applicable dealer concession. Employees, officers and directors (including related purchasers) of dealers and their affiliates and vendors providing services to the Sponsor may purchase Units at the Public Offering Price less the applicable dealer concession.

         Units may be purchased at the Public Offering Price less the concession the Sponsor typically allows to brokers and dealers for purchases by (1) investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for brokerage services, financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, (2) bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, (3) any person who for at least 90 days, has been an officer, director or bona fide employee of any firm offering Units for sale to investors or their spouse or children and (4) officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates. Notwithstanding anything to the contrary in this prospectus, such investors, bank trust departments, firm employees and bank holding company officers and directors who purchase Units through this program will not receive sales charge reductions for quantity purchases.

         OFFERING PRICE. The Public Offering Price of Units will vary from the amounts stated under "Summary of Essential Financial Information" in Prospectus
Part I in accordance with fluctuations in the prices of the bonds. The "Evaluation Time" is the close of trading on the New York Stock Exchange on each day that the Exchange is open for trading. Orders received by the Trustee or Sponsor for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price. The secondary market Public Offering Price per Unit will be equal to the aggregate bid price of the bonds plus the applicable secondary market sales charge and dividing the sum by the number of Units outstanding. For secondary market purposes, this computation will be made by the Evaluator as of the Evaluation Time for each day on which any Unit is tendered for redemption and as necessary. The offering price of bonds may be expected to average approximately 0.5%-1% more than the bid price.

         The aggregate price of the bonds is determined on the basis of bid prices (a) on the basis of current market prices obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Fund; (b) if these prices are not available, on the basis of current market prices for comparable bonds; (c) by causing the value of the bonds to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (d) by any combination of the above. Market prices of the bonds will generally fluctuate with changes in market interest rates. Unless bonds are in default in payment of principal or interest or in significant risk of default, the Evaluator will not attribute any value to the insurance obtained by an Insured Trust, if any.

         The Evaluator will consider in its evaluation of bonds which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of default (the "Defaulted Bonds") the value of any insurance guaranteeing interest and principal payments. The value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premiums and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of Defaulted Bonds not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of a Portfolio Insurer to meet its commitments under any insurance policy, including commitments to issue Permanent Insurance. No value has been ascribed to insurance obtained by an Insured Trust, if any, as of the date of this prospectus.

         A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

     ACCRUED INTEREST. Accrued Interest (Accrued Interest to Carry). Accrued interest to carry is added to the Public Offering Price for Insured Municipals Income Trust, 151st Insured Multi-Series and prior series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 212 and prior series. Accrued interest to carry consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Securities in each Trust is actually paid either monthly, quarterly, if applicable, or semi-annually to such Trust. However, interest on the Securities in each Trust is accounted for daily on an accrual basis. Because of this, each Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

         The second element of accrued interest to carry arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders of a Trust until it receives interest payments on the Securities in such Trust. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee may be used by it to earn interest thereon, it benefits thereby. If a Unitholder sells or redeems all or a portion of his Units or if the bonds in a Trust are sold or otherwise removed or if a Trust is liquidated, he will receive at that time his proportionate share of the accrued interest to carry computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption.

         Purchased and Accrued Interest. Added to the Public Offering Price for Insured Municipals Income Trust, 152nd-173rd Insured Multi-Series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 213-246 is Purchased Interest and accrued interest. Included in the Public Offering Price for Insured Municipals Income Trust, 174th Insured Multi-Series and subsequent series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 247 and subsequent series is accrued interest only. References to "accrued interest" in this prospectus include both Purchased Interest and accrued interest as described in this section.

         Purchased Interest - Purchased Interest is a portion of the unpaid interest that has accrued on the Securities from the later of the last payment date on the Securities or the date of issuance thereof through the First Settlement Date and is included in the calculation of the Public Offering Price. Purchased Interest will be distributed to Unitholders as Units are redeemed or Securities mature or are called. See "Summary of Essential Financial Information" in this Prospectus Part I for the amount of Purchased Interest per Unit for each Trust. Purchased Interest is an element of the price Unitholders will receive in connection with the sale or redemption of Units prior to the termination of a Trust.

         Accrued Interest - Accrued Interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling after the First Settlement Date, the proportionate share of accrued interest to the settlement date is added to the Public Offering Price of Units. Unitholders will receive on the next distribution date of a Trust the amount, if any, of accrued interest paid on their Units. As indicated in "Purchased Interest", accrued interest as of the First Settlement Date includes Purchased Interest. In an effort to reduce the amount of Purchased Interest which would otherwise have to be paid by Unitholders, the Trustee may advance a portion of such accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the accrued interest added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement (other than the Purchased Interest already included therein), less any distributions from the Interest Account after the First Settlement Date. Because of the varying interest payment dates of the bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the Purchased Interest and accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds (including Purchased Interest) held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

         Accrued Interest. Accrued interest is added to the Public Offering Price for all Trusts not listed above. Accrued interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although each Trust accrues interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling after the First Settlement Date, the proportionate share of accrued interest as described in this paragraph to the settlement date is added to the Public Offering Price of Units for all Trusts not mentioned above. Unitholders will receive the amount of accrued interest paid on their Units on the next distribution date. In an effort to reduce the accrued interest which would have to be paid by Unitholders, the Trustee will advance the amount of accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the accrued interest added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement, less any distributions from the Interest Account after the First Settlement Date. Because of the varying interest payment dates of the bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units.

         UNIT DISTRIBUTION. Units will be distributed to the public by broker-dealers and others at the Public Offering Price, plus accrued interest. The Sponsor intends to qualify Units for sale in a number of states. Broker-dealers or others will be allowed a concession or agency commission in connection with the distribution of Units equal to 70% of the sales charge applicable to the transaction provided that the Units are acquired from the Sponsor. Certain commercial banks may be making Units available to their customers on an agency basis. A portion of the sales charge paid by these customers (equal to the agency commission referred to above) is retained by or remitted to the banks. Any discount provided to investors will be borne by the selling dealer or agent. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others up to the entire amount of the sales charge.

         SPONSOR COMPENSATION. The Sponsor will receive a gross sales commission equal to the sales charge applicable to the transaction involved. See "Public Offering--General". In addition, the Sponsor realized a profit or loss, as a result of the difference between the price paid for the bonds by the Sponsor and the cost of the bonds to a Trust. The Sponsor has not participated as sole underwriter or as manager or as a member of the underwriting syndicates from which the bonds in the Trusts were acquired. The Sponsor may further realize profit or loss as a result of possible fluctuations in the market value of the bonds since all proceeds received from purchasers of Units (excluding dealer concessions or agency commissions allowed, if any) will be retained by the Sponsor. The Sponsor will also realize profits or losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold in connection with maintaining a secondary market for Units and will also realize profits or losses resulting from a redemption of repurchased Units at a price above or below the purchase price.

         Broker-dealers of the Trusts, banks and/or others are eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of such firms may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such firms that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such persons at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying firms for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trusts. These programs will not change the price Unitholders pay for their Units or the amount that the Trusts will receive from the Units sold. Approximately every eighteen months the Sponsor holds a business seminar which is open to certain Underwriters that sell units of trusts it sponsors. The Sponsor pays substantially all costs associated with the seminar, excluding travel costs. These Underwriters are invited to send a certain number of representatives based on the gross number of units such firm underwrites during a designated time period.

         MARKET FOR UNITS. Although not obligated to do so, the Sponsor intends to maintain a market for Units and offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid prices of the bonds plus accrued interest and any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of the Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at these prices. If a market is not maintained and the Unitholder cannot find another purchaser, a Unitholder will be able to dispose of Units by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units". A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in any price in excess of the Redemption Price and, if so, the amount thereof. The Trustee will notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase the Units not later than the day on which the Units would otherwise have been redeemed by the Trustee.

FEE ACCOUNTS
--------------------------------------------------------------------------------

         Units may be available for purchase in connection with "wrap fee" accounts and other similar accounts. You should consult your financial professional to determine whether you can benefit from these accounts. For these purchases you generally only pay the portion of the sales charge that is retained by your Trust's Sponsor, Van Kampen Funds Inc. You should consult the "Public Offering--General" section for specific information on this and other sales charge discounts.

RIGHTS OF UNITHOLDERS
--------------------------------------------------------------------------------

         DISTRIBUTIONS OF INTEREST AND PRINCIPAL. Interest received by a Trust, pro rated on an annual basis, will be distributed monthly unless a Unitholder elects to receive quarterly or semi-annual distributions. Certain Trusts offer only monthly distribution options while others offer only monthly and semi-annual distribution options. The distribution options applicable to a Trust are described in Prospectus Part I. The plan of distribution selected by a Unitholder will remain in effect until changed. Unitholders who purchase Units in the secondary market will receive distributions in accordance with the election of the prior owner. Unitholders may change their distribution plan by indicating the change on a card which may be obtained from the Trustee and return the card to the Trustee with their certificates and other documentation required by the Trustee. Certificates should be sent by registered or certified mail to avoid their being lost or stolen. If the card and certificate are properly presented to the Trustee, the change will become effective on the first day after the next semi-annual record date and will remain effective until changed.

         Interest received by a Trust, including that part of the proceeds of any disposition of bonds which represents accrued interest, is credited by the Trustee to the Interest Account. Other receipts are credited to the Principal Account. After deduction of amounts sufficient to reimburse the Trustee, without interest, for any amounts advanced and paid to the Sponsor as the Unitholder of record as of the First Settlement Date, interest received will be distributed on each distribution date to Unitholders of record as of the preceding record date. All distributions will be net of estimated expenses. Funds in the Principal Account will be distributed on each semi-annual distribution date to Unitholders of record as of the preceding semi-annual record date. The Trustee is not required to pay interest on funds held in the Principal or Interest Account (but may itself earn interest thereon and therefore benefits from the use of these funds) nor to make a distribution from the Principal Account unless the amount available for distribution therein shall equal at least $1.00 per Unit. However, should the amount available for distribution in the Principal Account equal or exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next monthly distribution date to Unitholders of record on the related monthly record date.

         Because interest payments are not received by a Trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuations in interest distributions, the Trustee is authorized to advance amounts necessary to provide interest distributions of approximately equal amounts. The Trustee is reimbursed for these advances from funds in the Interest Account on the next record date. Persons who purchase Units between a record date and a distribution date will receive their first distribution on the second distribution date after the purchase, under the applicable plan of distribution.

         REINVESTMENT OPTION. Unitholders may elect to have distributions on their Units automatically reinvested in shares of certain Van Kampen mutual funds which are registered in the Unitholder's state of residence (the "Reinvestment Funds"). Each Reinvestment Fund has investment objectives that differ from those of the Trusts. The prospectus relating to each Reinvestment Fund describes its investment policies and the procedures to follow to begin reinvestment. A Unitholder may obtain a prospectus for the Reinvestment Funds from Van Kampen Funds Inc. at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555.

         After becoming a participant in a reinvestment plan, each Trust distribution will automatically be applied on the applicable distribution date to purchase shares of the applicable Reinvestment Fund at a net asset value computed on such date. Unitholders with an existing Planned Reinvestment Option
(PRO) Program account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new PRO account which allows purchases of Reinvestment Fund shares at net asset value. Confirmations of all reinvestments will be mailed to the Unitholder by the Reinvestment Fund. A participant may elect to terminate his or her reinvestment plan and receive future distributions in cash by notifying the Trustee in writing at least five days before the next distribution date. Each Reinvestment Fund, its sponsor and investment adviser have the right to terminate its reinvestment plan at any time. Unitholders of New York Trusts who are New York residents may elect to have distributions reinvested in shares of First Investors New York Insured Tax Free Fund, Inc. subject to a sales charge of $1.50 per $100 reinvested (paid to First Investors Management Company, Inc.).

         REDEMPTION OF UNITS. A Unitholder may redeem all or a portion of his Units by tender to the Trustee, at its Unit Investment Trust Division, 101 Barclay Street, 20th Floor, New York, New York 10286, of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, such as in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. Redemption of Units cannot occur until certificates representing the Units or satisfactory indemnity have been received by the Trustee. No later than seven calendar days following satisfactory tender, the Unitholder will receive an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of the tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on days of trading on the New York Stock Exchange, the date of tender is the next day on which that Exchange is open and the Units will be deemed to have been tendered to the Trustee on that day for redemption at the Redemption Price.

         Under Internal Revenue Service regulations, the Trustee is required to withhold a specified percentage of a Unit redemption if the Trustee has not received the Unitholder's tax identification number as required by such regulations. Any amount withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, the Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding".

         The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the bonds as of the Evaluation Time on days of trading on the New York Stock Exchange on the date any such determination is made. The Evaluator determines the Redemption Price per Unit on days Units are tendered for redemption. The Redemption Price per Unit is the pro rata share of each Unit on the basis of (i) the cash on hand in the Trust or moneys in the process of being collected, (ii) the value of the bonds based on the bid prices of the bonds, except for cases in which the value of insurance has been included, (iii) accrued interest, less (a) amounts representing taxes or other governmental charges and (b) the accrued Trust expenses. The Evaluator may determine the value of the bonds by employing any of the methods set forth in "Public Offering--Offering Price". In determining the Redemption Price per Unit no value will be assigned to the portfolio insurance maintained on the bonds in an Insured Trust unless the bonds are in default in payment of principal or interest or in significant risk of default. For a description of the situations in which the Evaluator may value the insurance obtained by the Insured Trusts, see "Public Offering--Offering Price". Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts will be withdrawn from the Principal Account. Units so redeemed shall be cancelled.

         The price at which Units may be redeemed could be less than the price paid by the Unitholder and may be less than the par value of the bonds represented by the Units redeemed. The Trustee may sell bonds to cover redemptions. When bonds are sold, the size and diversity of the Trust will be reduced. Sales may be required at a time when bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

         The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the SEC determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the bonds is not reasonably practicable, or for other periods as the SEC may by order permit. Under certain extreme circumstances the Sponsor may apply to the SEC for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units.

         UNITS. Ownership of Units is evidenced in book-entry form unless a Unitholder makes a written request to the Trustee that ownership be in certificate form. Units are transferable by making a written request to the Trustee and, in the case of Units in certificate form, by presentation and surrender of the certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign the written request, or certificate transfer instrument, exactly as his name appears on the records of the Trustee and on the face of any certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or a signature guaranty program accepted by the Trustee. The Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any multiple thereof. Although no such charge is now made, the Trustee may require a Unitholder to pay a reasonable fee for each certificate re-issued or transferred and to pay any governmental charge that may be imposed in connection with each transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

         REPORTS PROVIDED. Unitholders will receive a statement of interest and other receipts received for each distribution. For as long as the Sponsor deems it to be in the best interest of Unitholders, the accounts of each Trust will be audited annually by independent certified public accountants and the report of the accountants will be furnished to Unitholders upon request. Within a reasonable period of time after the end of each year, the Trustee will furnish to each person who was a registered Unitholder during that year a statement describing the interest and principal received on the bonds, actual Trust distributions, Trust expenses, a list of the bonds and other Trust information. Unitholders will be furnished the Evaluator's evaluations of the bonds upon request to the Trustee. If you have questions regarding your account or your Trust, please contact your financial advisor or the Trustee. The Sponsor does not have access to individual account information.

INSURANCE ON THE BONDS IN THE INSURED TRUSTS
--------------------------------------------------------------------------------

         Insurance has been obtained guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in each Insured Trust. An insurance policy obtained by an Insured Trust, if any, is non-cancelable and will continue in force so long as the Trust is in existence, the respective Portfolio Insurer is still in business and the bonds described in the policy continue to be held by the Trust. Any portfolio insurance premium for an Insured Trust is paid by the Trust on a monthly basis. The premium for any Preinsured Bond insurance has been paid by the issuer, by a prior owner of the bonds or the Sponsor and any policy is non-cancelable and will continue in force so long as the bonds so insured are outstanding and the Preinsured Bond Insurer remains in business. The Portfolio Insurers and the Preinsured Bond Insurers are described in "Portfolio" and the notes thereto in Prospectus Part I. More detailed information regarding insurance on the bonds and the Preinsured Bond and Portfolio Insurers is included in the Information Supplement. See "Additional Information".

         The portfolio insurance obtained by an Insured Trust, if any, guarantees the timely payment of principal and interest on the bonds when they fall due. For this purpose, "when due" generally means the stated payment or maturity date for the payment of principal and interest. However, in the event
(a) an issuer defaults in the payment of principal or interest, (b) an issuer enters into a bankruptcy proceeding or (c) the maturity of the bond is accelerated, the affected Portfolio Insurer has the option to pay the outstanding principal amount of the bond plus accrued interest to the date of payment and thereby retire the bond from the Trust prior to the bond's stated maturity date. The insurance does not guarantee the market value of the bonds or the value of the Units. The Trustee, upon the sale of a bond covered under a portfolio insurance policy has the right to obtain permanent insurance with respect to the bond (i.e., insurance to maturity of the bond regardless of the identity of the holder) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and expenses from the proceeds of the sale of the bond. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon exercise the Trust would receive net proceeds in excess of the sale proceeds if the bonds were sold on an uninsured basis.

         Because the bonds are insured by Portfolio Insurers or Preinsured Bond Insurers as to the timely payment of principal and interest, when due, and on the basis of the various reinsurance agreements in effect, Standard & Poor's has assigned to the Units of each Insured Trust its "AAA" investment rating. This rating will be in effect for a period of thirteen months from the Date of Deposit and will, unless renewed, terminate at the end of such period. See "Description of Ratings" in the Information Supplement. This rating should not be construed as an approval of the offering of the Units by Standard & Poor's or as a guarantee of the market value of the Trust or of the Units.

         Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of insurance. The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

FUND ADMINISTRATION
--------------------------------------------------------------------------------

     THE SPONSOR. Van Kampen Funds Inc. is the Sponsor of your Trust. The Sponsor is a wholly owned subsidiary of Van Kampen Investments Inc., which is an indirect wholly owned subsidiary of Morgan Stanley. The Sponsor has its principal offices at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. As of November 30, 2001, the total stockholders' equity of Van Kampen Funds Inc. was $163,449,658 (unaudited). Van Kampen Funds Inc. and your Trust have adopted a code of ethics requiring Van Kampen's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust. The Information Supplement contains additional information about the Sponsor.

         TRUSTEE. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286, telephone
(800) 221-7668. If you have questions regarding your account or your Trust, please contact the Trustee at its unit investment trust division offices or your financial advisor. The Sponsor does not have access to individual account information. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. Additional information regarding the Trustee is set forth in the Information Supplement, including the Trustee's qualifications and duties, its ability to resign, the effect of a merger involving the Trustee and the Sponsor's ability to remove and replace the Trustee. See "Additional Information".

         PORTFOLIO ADMINISTRATION. The Trusts are not managed funds and, except as provided in the Trust Agreement, bonds generally will not be sold or replaced. The Sponsor may, however, direct that bonds be sold in certain limited situations to protect the Trust based on advice from the Supervisor. These situations may include default in interest or principal payments on the bonds or other obligations of an issuer, an advanced refunding or institution of certain legal proceedings. In addition, the Trustee may sell bonds designated by the Supervisor for purposes of redeeming Units or payment of expenses. The Supervisor will consider a variety of factors in designating bonds to be sold including interest rates, market value and marketability. Except in limited circumstances, the Trustee must reject any offer by an issuer to issue bonds in exchange or substitution for the bonds (such as a refunding or refinancing plan). The Trustee will promptly notify Unitholders of any exchange or substitution. The Information Supplement contains a more detailed description of circumstances in which bonds may be sold or replaced. See "Additional Information".

         REPLACEMENT BONDS. No assurance can be given that a Trust will retain its present size or composition because bonds may be sold, redeemed or mature from time to time and the proceeds will be distributed to Unitholders and will not be reinvested. In the event of a failure to deliver any bond that has been purchased under a contract ("Failed Bonds"), the Sponsor is authorized under the Trust Agreement to direct the Trustee to acquire other bonds ("Replacement Bonds") to make up the original portfolio of a Trust. Replacement Bonds must be purchased within 20 days after delivery of the notice of the failed contract and the purchase price (exclusive of accrued interest) may not exceed the amount of funds reserved for the purchase of the Failed Bonds. The Replacement Bonds must be substantially identical to the Failed Bonds in terms of (i) the exemption from federal and state taxation, (ii) maturity, (iii) yield to maturity and current return, (iv) Standard & Poor's or Moody's ratings, and (v) insurance in an Insured Trust. The Trustee shall notify all Unitholders of a Trust within five days after the acquisition of a Replacement Bond and shall make a pro rata distribution of the amount, if any, by which the cost of the Failed Bond exceeded the cost of the Replacement Bond plus accrued interest. If Failed Bonds are not replaced, the Sponsor will refund the sales charge attributable to the Failed Bonds to all Unitholders of the Trust and distribute the principal and accrued interest (at the coupon rate of the Failed Bonds to the date of removal from the Trust) attributable to the Failed Bonds within 30 days after removal. All interest paid to a Unitholder which accrued after the expected date of settlement for Units will be paid by the Sponsor and accordingly will not be treated as tax-exempt income. If Failed Bonds are not replaced, the Estimated Net Annual Interest Income per Unit would be reduced and the Estimated Current Return and Estimated Long-Term Return might be lowered. Unitholders may not be able to reinvest their proceeds in other securities at a yield equal to or in excess of the yield of the Failed Bonds.

         AMENDMENT OF TRUST AGREEMENT. The Sponsor and the Trustee may amend the Trust Agreement without the consent of Unitholders to correct any provision which may be defective or to make other provisions that will not adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee). The Trust Agreement may not be amended to increase the number of Units or to permit the acquisition of bonds in addition to or in substitution for any of the bonds initially deposited in the Trust, except for the substitution of certain refunding bonds. The Trustee will notify Unitholders of any amendment.

         TERMINATION OF TRUST AGREEMENT. A Trust will terminate upon the redemption, sale or other disposition of the last bond held in the Trust. A Trust may also be terminated at any time by consent of Unitholders of 51% of the Units then outstanding or by the Trustee when the value of the Trust is less than 20% of the original principal amount of bonds. The Trustee will notify each Unitholder of any termination within a reasonable time and will then liquidate any remaining bonds. The sale of bonds upon termination may result in a lower amount than might otherwise be realized if the sale was not required at that time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of bonds per Unit or value at the time of purchase. The Trustee will distribute to each Unitholder his share of the balance of the Interest and Principal Accounts after deduction of costs, expenses or indemnities. The Unitholder will receive a final distribution statement with this distribution. When the Trustee in its sole discretion determines that any amounts held in reserve are no longer necessary, it will distribute these amounts to Unitholders. The Information Supplement contains further information regarding termination of a Trust. See "Additional Information".

         LIMITATION ON LIABILITIES. The Sponsor, Supervisor, Evaluator and Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the bonds. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement. The Trustee is not liable for any taxes or governmental charges imposed on the bonds, on it as Trustee under the Trust Agreement or on the Fund which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee and Sponsor may rely on any evaluation furnished by the Evaluator and have no responsibility for the accuracy thereof. Determinations by the Evaluator shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment.

FEDERAL TAX STATUS
--------------------------------------------------------------------------------

         This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

         ASSETS OF THE TRUSTS. Each Trust will hold various debt obligations (the "Bonds") of state and local governmental entities. All of the assets held by a Trust constitute the "Trust Assets." For purposes of this federal tax discussion, it is assumed that the Bonds constitute debt the interest on which is excluded from gross income for federal income tax purposes.

         TRUST STATUS. The Trusts will not be taxed as corporations for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of the assets of your trust, and as such you will be considered to have received a pro rata share of income (e.g., accruals of market discount and capital gains, if any) from the Trust Assets when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from the Trust Assets which you must take into account for federal income tax purposes is not reduced by amounts used to pay Trust expenses (including the deferred sales charge, if any).

         EXCLUSION FROM GROSS INCOME OF INTEREST. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. In addition, with respect to State Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which the issuers of such Bonds are located, from State income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor, its counsel, nor any of the Special Counsel to a Trust for State tax matters have made any special review for a Trust of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The Internal Revenue Service (the "Service") has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the Service, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the Service will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the Service, Unitholders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.

         Your pro rata share of interest on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the Bonds. However, such interest may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

         Ownership of the Units may result in collateral federal income tax consequences to certain Unitholders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unitholders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

         If you are a "substantial user" of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these Bonds. "Substantial user" and "related person" are defined under federal income tax law.

         For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain bonds is included as an item of tax preference. EXCEPT AS OTHERWISE NOTED IN PROSPECTUS PART I FOR CERTAIN TRUSTS, THE TRUSTS DO NOT INCLUDE ANY SUCH BONDS.

         In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regulated Investment Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trusts. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as interest on the Bonds in the Trust.

         YOUR TAX BASIS AND INCOME OR LOSS UPON DISPOSITION. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, generally including sales charges, among each Trust Asset ratably according to their value on the date you purchase your Units. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

         If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years.

         Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

         DISCOUNT, ACCRUED INTEREST AND PREMIUM ON DEBT OBLIGATIONS. Some Bonds may have been sold with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond which was issued with original issue discount must be increased as original issue discount accrues.

         Some Bonds may have been purchased by you or the Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Bonds over the purchase price of the Bond. Market discount can arise based on the price a Trust pays for a Bond or on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

         Alternatively, some Bonds may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your pro rata portion of any Bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a Bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the Bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

         If the price of your Units includes accrued interest on a Bond, you must include the accrued interest in your tax basis in that Bond. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Bond.

         This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Bonds that were issued with original issue discount.

         EXCHANGES. If you elect to reinvest amounts received from the Trust into a future trust, it is considered a sale for federal income tax purposes, and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of your Trust for units of a future trust will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical assets under the wash sale provisions of the Internal Revenue Code.

         LIMITATIONS ON THE DEDUCTIBILITY OF TRUST EXPENSES. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by the Trust to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income. Your ability to deduct Trust expenses is also limited to the extent the expenses are allocable to tax-exempt interest from the Trust.

         In the opinion of special counsel to the Trusts for New York tax matters, under existing law, each Trust is not an association taxable as a corporation and the income of each Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York.

         Except as noted herein, the exemption of interest on state and local obligations for Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any state or city. The laws of the several states vary with respect to the taxation of such obligations.

STATE TRUST RISK FACTORS AND TAX STATUS
--------------------------------------------------------------------------------

         ALABAMA RISK FACTORS. The financial condition of the State of Alabama is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, mining, oil and gas production and service industries, supplemented by rural areas with selective commercial agriculture. Alabama has a low growth rate in civilian labor. Income growth has also slowed in Alabama and is lower than the U.S. average. The Alabama economy grows at a slower rate than the national economy.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Alabama currently maintains a "AA" and "Aa3" bond rating from Standard & Poor's and Moody's, respectively, on its general obligation indebtedness.

         Further information concerning Alabama risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Alabama Trust, Special Counsel to the Fund for Alabama tax matters rendered an opinion under then existing Alabama income tax law applicable to taxpayers whose income is subject to Alabama income taxation substantially to the effect that:

         In the opinion of special counsel to the Fund for Alabama tax matters, under existing Alabama income tax law applicable to taxpayers whose income is subject to Alabama income taxation:

     The Alabama Trust is not taxable as a corporation for purposes of the Alabama income tax. Income of the Alabama Trust, to the extent it is taxable, will be taxable to the Unitholders, not the Alabama Trust.

         Each Unitholder's distributive share of the Alabama Trust's net income will be treated as the income of the Unitholder for purposes of the Alabama income tax.

         Interest on obligations held by the Alabama Trust which is exempt from the Alabama income tax will retain its tax-exempt character when the distributive share thereof is distributed or deemed distributed to each Unitholder.

         Any proceeds paid to the Alabama Trust under insurance policies issued to the Sponsor or under individual policies obtained by the Sponsor, the issuer or underwriter of the respective obligations which represent maturing interest on defaulted obligations held by the Trustee will be exempt from Alabama income tax if and to the same extent as such interest would be exempt from such taxes if paid directly by the issuer of such obligations.

         Each Unitholder will, for purposes of the Alabama income tax, treat his distributive share of gains realized upon the sale or other disposition of the Bonds held by the Alabama Trust as though the Bonds were sold or disposed of directly by the Unitholders.

         Gains realized on the sale or redemption of Units by Unitholders, who are subject to the Alabama income tax, will be includible in the Alabama income of such Unitholders.

         ARIZONA RISK FACTORS. The financial condition of the State of Arizona is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be dependent on services, tourism and manufacturing. These sectors tend to be cyclical. Commercial and residential real estate markets, which experienced depression and high vacancy rates in the early 1980s and early 1990s, have recovered and are growing strong. Yet, Arizona has experienced rapid declines in the real estate markets after reaching peaks. Such declines may occur in the future.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Arizona risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Arizona Trust, Special Counsel to the Fund for Arizona tax matters rendered an opinion under then existing Arizona income tax law applicable to taxpayers whose income is subject to Arizona income taxation substantially to the effect that:

         The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Arizona (the "State"), its political subdivisions and authorities (the "Arizona Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds") (collectively the Arizona Bonds and Possession Bonds shall be referred to herein as the "Bonds"), provided the interest on such Bonds received by the Trust is exempt from State income taxes.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the Arizona income tax (the "Arizona Income Tax"). We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, it is assumed that with respect to the Arizona Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Bonds is exempt from the Arizona Income Tax. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         In the opinion of counsel to the Sponsor, under existing law:

         For Arizona income tax purposes, each Unitholder will be treated as the owner of a pro rata portion of the Arizona Trust, and the income of the Arizona Trust therefore will be treated as the income of the Unitholder under State law.

         For Arizona income tax purposes, interest on the Bonds which is excludable from Federal gross income and which is exempt from Arizona income taxes when received by the Arizona Trust, and which would be excludable from Federal gross income and exempt from Arizona income taxes if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Arizona Trust and distributed to the Unitholders.

         To the extent that interest derived from the Arizona Trust by a Unitholder with respect to the Arizona Bonds is excludable from Federal gross income, such interest will not be subject to Arizona income taxes.

         Interest on the Possession Bonds which is excludable from gross income for federal tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Arizona Trust will be exempt from Arizona income taxation and therefore will not be includible in the income of the Unitholders for income tax purposes when distributed by the Arizona Trust and received by the Unitholders.

         Each Unitholder will receive taxable gain or loss for Arizona income tax purposes when Bonds held in the Arizona Trust are sold, exchanged, redeemed or paid at maturity, or when the Unitholder redeems or sells Units, at a price that differs from original cost as adjusted for accretion of Bond discount or amortization of premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Arizona Trust, if later.

         Amounts paid by the Insurer under an insurance policy or policies issued to the Trust, if any, with respect to the Bonds in the Trust which represent maturing interest on defaulted Bonds held by the Trustee will be exempt from State income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

         Arizona law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Arizona Trust, the interest on which is exempt from Arizona income taxes. Special rules apply to financial institutions, and such institutions should consult their own tax advisors with respect to deductions of interest.

     Neither the Bonds nor the Units will be subject to Arizona property taxes, sales tax or use tax. Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of Arizona law. Ownership of the Units may result in collateral Arizona tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         ARKANSAS RISK FACTORS. The financial condition of the State of Arkansas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. During the past several decades, Arkansas's economic base has shifted from agriculture to light manufacturing. Agriculture has traditionally been a major component of Arkansas's economy, but total income from this sector continues to decrease. The services sector is growing rapidly in Arkansas. Although the economy is more diversified, Arkansas is still subject to shifts in its economy.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Arkansas currently maintains a "AA" and "Aa2" bond rating from Standard & Poor's and Moody's, respectively, on its general obligation indebtedness.

         Further information concerning Arkansas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Arkansas Trust, Special Counsel to each Arkansas Trust for Arkansas tax matters rendered an opinion under then existing Arkansas income tax law applicable to taxpayers whose income is subject to Arkansas income taxation substantially to the effect that:

     The Arkansas Trust is not an association taxable as a corporation or otherwise for purposes of Arkansas income taxation;

         Each Arkansas Unitholder will be treated as the owner of a pro rata portion of the Arkansas Trust for Arkansas income tax purposes, and will have a taxable event when the Arkansas Trust disposes of a Bond or when the Unitholder sells, exchanges, redeems or otherwise disposes of his Units;

         Any gains realized upon the sale, exchange, maturity, redemption or other disposition of Bonds held by the Arkansas Trust resulting in the distribution of income to Arkansas Unitholders will be subject to Arkansas income taxation to the extent that such income would be subject to Arkansas income taxation if the Bonds were held, sold, exchanged, redeemed or otherwise disposed of by the Arkansas Unitholders; and

         Interest on Bonds, issued by the State of Arkansas, or by or on behalf of political subdivisions, thereof, that would be exempt from Federal income taxation when paid directly to an Arkansas Unitholder will be exempt from Arkansas income taxation when received by the Arkansas Trust and attributed to such Arkansas Unitholder and when distributed to such Arkansas Unitholder.

         CALIFORNIA RISK FACTORS. The financial condition of the State of California is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by constitutional amendments, legislative measures, or voter initiatives on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State faces a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors, such as natural disasters, complications with exports and industry deregulation. The California economy continues to show weakness in manufacturing, particularly aerospace as well as in the telephone, communications and public utility industries. California's population increase has resulted in traffic congestion, school overcrowding and high housing costs which have caused an increase in demand for government services and which may impede future economic growth.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations. On December 7, 1994, Orange County, California, together with its pooled investment fund (the "Pooled Fund") filed for protection under Chapter 9 of the federal Bankruptcy Code. Many governmental entities kept moneys in the Pooled Fund.

         All outstanding general obligation bonds of the State are rated "AA-" by Standard and Poor's and "Aa3" by Moody's.

         Further information concerning California risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. We have examined the income tax laws of the State of California to determine its applicability to the Trust and to the holders of Units in the Trust who are full-time residents of the State of California ("California Unitholders"). The assets of the Trust will consist of bonds issued by the State of California or a local government of California (the "California Bonds") or by the Commonwealth of Puerto Rico or its authority (the "Possession Bonds") (collectively, the "Bonds"). For purposes of the following opinions, it is assumed that each asset of the Trust is debt, the interest on which is excluded from gross income for federal income tax purposes.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although Chapman and Cutler expresses no opinion with respect to the issuance of the Bonds, in rendering its opinion expressed herein, it has assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for federal income tax purposes; and (iii) interest on the Bonds, if received directly by a California Unitholder, would be exempt from the income tax imposed by the State of California that is applicable to individuals, trusts and estates (the "California Personal Income Tax"). This opinion does not address the taxation of persons other than full time residents of California. We have assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for Federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the California Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the California Bonds is exempt from the California Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

         Based upon the foregoing, and upon an investigation of such matters of law as we considered to be applicable, we are of the opinion that, under existing provisions of the law of the State of California as of the date hereof:

         (1) The Trust is not an association taxable as a corporation for purposes of the California Corporation Tax Law, and each California Unitholder will be treated as the owner of a pro rata portion of the Trust, and the income of such portion of the Trust will be treated as the income of the California Unitholders under the California Personal Income Tax.

         (2) Interest on the Bonds which is exempt from tax under the California Personal Income Tax when received by the Trust and which would be excludable from California taxable income for purposes of the California Personal Income Tax if received directly by a California Unitholder, will be excludable from California taxable income for purposes of the California Personal Income Tax when received by the Trust and distributed to a California Unitholder.

         (3) Each California Unitholder of the Trust will generally recognize gain or loss for California Personal Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or when the California Unitholder redeems or sells Units of the Trust, to the extent that such a transaction results in a recognized gain or loss to such California Unitholder for federal income tax purposes. However, there are certain differences between the recognition of gain or loss for federal income tax purposes and for California Personal Income Tax purposes, and California Unitholders are advised to consult their own tax advisors. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in a California Unitholder realizing taxable gain for California Personal Income Tax purposes when a Unit is sold or redeemed for an amount equal to or less than its original cost.

         (4) Under the California Personal Income Tax, interest on indebtedness incurred or continued by a California Unitholder to purchase Units in the Trust is not deductible for purposes of the California Personal Income Tax.

         This opinion relates only to California Unitholders subject to the California Personal Income Tax. No opinion is expressed with respect to the taxation of California Unitholders subject to the California Corporation Tax Law and such California Unitholders are advised to consult their own tax advisors. Please note, however, that interest on the underlying Bonds attributed to a California Unitholder that is subject to the California Corporation Tax Law may be includible in its gross income for purposes of determining its California franchise tax. We have not examined any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and we express no opinion with respect to taxation under any other provisions of the California law. Ownership of the Units may result in collateral California tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         COLORADO RISK FACTORS. The financial condition of the State of Colorado is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Colorado has an expenditure limitation which it breached in fiscal year 1997.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be dependent on services and trade, with construction reporting large gains in recent years. These sectors tend to be cyclical. Rapid job growth has kept unemployment low. There is no guarantee that such conditions will continue.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Colorado risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Colorado Trust, counsel to the Fund for Colorado tax matters rendered an opinion under then existing Colorado income tax law applicable to taxpayers whose income is subject to Colorado income taxation substantially to the effect that:

         The assets of the Colorado Trust will consist of interest-bearing obligations issued by or on behalf of the State of Colorado ("Colorado") or counties, municipalities, authorities or political subdivisions thereof (the "Colorado Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds") (collectively, the "Bonds") the interest on which is expected to qualify as exempt from Colorado income taxes.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although counsel to the Fund expresses no opinion with respect to the issuance of the Bonds, in rendering its opinion expressed herein, it has assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the income tax imposed by the State that is applicable to individuals and corporations (the"State Income Tax").

         It is assumed that, at the resective times of issuance of the Bonds:
(i) opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities; (ii) with respect to the Colorado Bonds, bond counsel to the issuing authorities rendered opinions that the interest on thhe Colorado Bonds is exempt from the State Income Tax (the "State Income Tax") and, (iii) with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Possession Bonds is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Colorado Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. This opinion does not address the taxation of persons other than full time residents of Colorado.

         In the opinion of counsel to the Fund, under existing Colorado law:

         Because Colorado income tax law is based upon the Federal law, the Colorado Trust is not an association taxable as a corporation for purposes of Colorado income taxation.

         With respect to Colorado Unitholders, in view of the relationship between Federal and Colorado tax computations described above:

         Each Colorado Unitholder will be treated as owning a pro rata share of each asset of the Colorado Trust for Colorado income tax purposes in the proportion that the number of Units of such Trust held by the Unitholder bears to the total number of outstanding Units of the Colorado Trust, and the income of the Colorado Trust will therefore be treated as the income of each Colorado Unitholder under Colorado law in the proportion described and an item of income of the Colorado Trust will have the same character in the hands of a Colorado Unitholder as it would have if the Colorado Unitholder directly owned the assets of the Colorado Trust;

         Interest on Colorado Bonds that would not be includible in income for Colorado income tax purposes when paid directly to a Colorado Unitholder will be exempt from Colorado income taxation when received by the Colorado Trust and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder;

         To the extent that interest income derived from the Colorado Trust by a Unitholder with respect to Puerto Rico Bonds is exempt from state taxes pursuant to 48 U.S.C. 745, such interest will not be subject to the Colorado State Income Tax.

         Any proceeds paid under an insurance policy or policies issued to the Colorado Trust with respect to the Bonds in the Colorado Trust which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Colorado adjusted gross income if, and to the same extent as, such interest is so excludable for federal income tax purposes if paid in the normal course by the issuer notwithstanding that the source of payment is from insurance proceeds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

         Each Colorado Unitholder will realize taxable gain or loss when the Colorado Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Colorado Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unitholder's share of interest, if any, accruing on Bonds during the interval between the Colorado Unitholder's settlement date and the date such Bonds are delivered to the Colorado Trust, if later);

         Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado Unitholders realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost; and

         If interest on indebtedness incurred or continued by a Colorado Unitholder to purchase Units in the Colorado Trust is not deductible for federal income tax purposes, it also will be non-deductible for Colorado income tax purposes.

         Unitholders should be aware that all tax-exempt interest, including their share of interest on the Bonds paid to the Colorado Trust, is taken into account for purposes of determining eligibility for the Colorado Property Tax/Rent/Heat Rebate.

         Counsel to the Fund has expressed no opinion with respect to taxation under any other provision of Colorado law. Ownership of the Units may result in collateral Colorado tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         CONNECTICUT RISK FACTORS. The financial condition of the State of Connecticut is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     The State of Connecticut currently maintains a "AA", "Aa3" and "AA" bond rating from Standard & Poor's, Moody's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.

         Further information concerning Connecticut risk factors may be obtained upon request to the Sponsor as described in "Additional Information" .

         TAX STATUS. At the time of the closing for each Connecticut Trust, special counsel to the Fund for Connecticut tax matters rendered an opinion under then existing Connecticut income tax law applicable to taxpayers whose income is subject to Connecticut income taxation substantially to the effect that:

         The assets of the Connecticut Trust will consist of obligations (the "Bonds"); certain of the Bonds have been issued by or on behalf of the State of Connecticut or its political subdivisions or other public instrumentalities, state or local authorities, districts, or similar public entities created under the laws of the State of Connecticut ("Connecticut Bonds") and the balance of the Bonds have been issued by or on behalf of entities classified for the relevant purposes as territories or possessions of the United States, including one or more of Puerto Rico, Guam, or the Virgin Islands, the interest on the obligations of which Federal law would prohibit Connecticut from taxing if received directly by the Unitholders. Certain Connecticut Bonds in the Connecticut Trust were issued prior to the enactment of the Connecticut income tax on the Connecticut taxable income of individuals, trusts, and estates (the "Connecticut Income Tax"); therefore, bond counsel to the issuers of such Bonds did not opine as to the exemption of the interest on such Bonds from such tax. However, the Sponsor and special counsel to the Trusts for Connecticut tax matters believe that such interest will be so exempt. Interest on Bonds in the Connecticut Trust issued by other issuers, if any, is, in the opinion of bond counsel to such issuers, exempt from state taxation.

         Generally, a Unitholder recognizes gain or loss for purposes of the Connecticut Income Tax to the same extent as the Unitholder recognizes gain or loss for Federal income tax purposes. Ordinarily this would mean that gain or loss would be recognized by a Unitholder upon the maturity, redemption, sale, or other disposition by the Connecticut Trust of a Bond held by it, or upon the redemption, sale or other disposition of a Unit of the Connecticut Trust held by the Unitholder. However, gains and losses from the sale or exchange of Connecticut Bonds held as capital assets are not taken into account for purposes of this tax. Regulations indicate that this rule would apply to gain or loss recognized by a Unitholder holding a Unit of the Connecticut Trust as a capital asset upon the maturity, redemption, sale, or other disposition of a Connecticut Bond held by the Connecticut Trust. However, it is not clear whether this rule would also apply, to the extent attributable to Connecticut Bonds held by the Connecticut Trust, to gain or loss recognized by a Unitholder upon the redemption, sale, or other disposition of a Unit of the Connecticut Trust held by such Unitholder. Unitholders are urged to consult their own tax advisors concerning these matters.

         In the opinion of special counsel to the Fund for Connecticut tax matters, which relies explicitly on the opinion of counsel to the Sponsor regarding Federal income tax matters, under existing Connecticut law:

         The Connecticut Trust is not liable for any tax on or measured by net income imposed by the State of Connecticut.

         Interest income of the Connecticut Trust from a Bond issued by or on behalf of the State of Connecticut, any political subdivision thereof, or public instrumentality, state or local authority, district, or similar public entity created under the laws of the State of Connecticut (a "Connecticut Bond"), or from a Bond issued by United States territories or possessions the interest on which Federal law would prohibit Connecticut from taxing if received directly by a Unitholder from the issuer thereof, is not taxable under the Connecticut tax on the Connecticut taxable income of individuals, trusts, and estates (the "Connecticut Income Tax"), when any such interest is received by the Connecticut Trust or distributed by it to such a Unitholder.

         Insurance proceeds received by the Connecticut Trust representing maturing interest on defaulted Bonds held by the Connecticut Trust are not taxable under the Connecticut Income Tax if, and to the same extent as, such interest would not be taxable thereunder if paid directly to the Connecticut Trust by the issuer of such Bonds.

         Gains and losses recognized by a Unitholder for Federal income tax purposes upon the maturity, redemption, sale, or other disposition by the Connecticut Trust of a Bond held by the Connecticut Trust or upon the redemption, sale, or other disposition of a Unit of the Connecticut Trust held by a Unitholder are taken into account as gains or losses, respectively, for purposes of the Connecticut Income Tax, except that, in the case of a Unitholder holding a Unit of the Connecticut Trust as a capital asset, such gains and losses recognized upon the maturity, redemption, sale, or exchange of a Connecticut Bond held by the Connecticut Trust are excluded from gains and losses taken into account for purposes of such tax, and no opinion is expressed as to the treatment for purposes of such tax of gains and losses recognized, to the extent attributable to Connecticut Bonds, upon the redemption, sale, or other disposition by a Unitholder of a Unit of the Connecticut Trust held by him.

         The portion of any interest income or capital gain of the Connecticut Trust that is allocable to a Unitholder that is subject to the Connecticut corporation business tax is includible in the gross income of such Unitholder for purposes of such tax.

         An interest in a Unit of the Connecticut Trust that is owned by or attributable to a Connecticut resident at the time of his death is includible in his gross estate for purposes of the Connecticut succession tax and the Connecticut estate tax.

         DELAWARE RISK FACTORS. The financial condition of the State of Delaware is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Delaware's economy is dominated by the chemical and automotive industries. Manufacturing, services and trade are also a part of the economy, with agriculture playing a vital part. Delaware's economy is sensitive to shifts which may impact the Bonds in Delaware portfolio.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Delaware currently maintains a "AA+" and "Aa1" bond rating from Standard & Poor's and Moody's, respectively, on its general obligation indebtedness.

         Further information concerning Delaware risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Delaware Trust, Special Counsel to each Delaware Trust for Delaware tax matters rendered an opinion under then existing Delaware income tax law applicable to taxpayers whose income is subject to Delaware income taxation substantially to the effect that:

     (1) Distributions of interest income to Unitholders that would not be taxable if received directly by a Delaware resident are not subject to personal income tax under the Delaware personal income tax imposed by 30 Del. C. et seq.;

     (2) Distributions of interest income to Unitholders which are estates or trusts that would not be taxable if received directly by a Delaware resident estate or trust are not subject to the personal income tax imposed by 30 Del. C. et seq.;

     (3) Distributions of interest income to Unitholders which are corporations that would not be taxable for Delaware income tax purposes if received directly by a corporation will not be subject to the Delaware corporate income tax imposed by 30 Del. C. 1 et seq.;

         (4) To the extent that any gain or loss from the sale of obligations held by the Fund or from the sale of a Unit by a Unitholder is includible or deductible in the calculation of a resident individuals, estate's or trust's adjusted gross income for federal income tax purposes, any such gain or loss will be includible or deductible in the calculation of taxable income for the purposes of Delaware resident personal income taxes;

         (5) To the extent that any gain or loss from the sale of obligations held by the Fund or from the sale of a Unit by a Unitholder is includible or deductible in the calculation of taxable income for purposes of federal income tax imposed upon a corporation, such gain or loss shall not be includible or deductible in the calculation of taxable income for purposes of the Delaware corporate income tax since gains or losses from the sale or other disposition of securities issued by the State of Delaware or political subdivisions thereof are not included in computing the taxable income of a corporation for Delaware corporate income tax purposes.

         (6) Any proceeds paid under insurance policies issued to the Trustee or obtained by issuers or underwriters of the Bonds, the Sponsor, or others which represent interest on defaulted obligations held by the Trustee will be excludable from Delaware gross income for individuals, trusts and estates, or corporations, if, and to the same extent as, such proceeds would have been so excludable from federal income taxation;

     (7) Interest income received by a Unitholder is not exempt from the franchise tax imposed on banking organizations under 5 Del. C. et seq. and the franchise tax imposed on building and loan associates imposed under 5 Del. C. et seq.; and

     (8) The Units are not exempt from Delaware inheritance, estate and gift tax.

         FLORIDA RISK FACTORS. The financial condition of the State of Florida is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State Constitution and statutes mandate that the State budget, as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. Additionally, the State Constitution prohibits issuance of State obligations to fund State operations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State continues to be dependent on the construction and construction related manufacturing industries. These industries tend to be highly cyclical and there is no assurance that Florida's rapid population growth, which drove these industries in the past, will continue. Tourism is also one of the State's most important industries. Because many international travelers visit Florida, an increase in the value of the U.S. dollar adversely affects this industry. Moreover, Florida could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agricultural-related problems, particularly with regard to the citrus and sugar industries.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a bond rating of Aa2 and AA+ from Moody's and Standard & Poor's, respectively, on the majority of its general obligation bonds, although the rating of a particular series of revenue bonds relates primarily to the project, facility, or other revenue resource from which such series derives funds for repayment.

         Further information concerning Florida risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Florida Trust, Counsel to each Florida Trust for Florida tax matters rendered an opinion under then existing Florida income tax law applicable to taxpayers whose income is subject to Florida income taxation substantially to the effect that:

         The Bonds were accompanied by opinions of Bond Counsel to the respective issuers thereof to the effect that the Bonds were exempt from the Florida intangibles tax. Neither the Sponsor nor its counsel have independently reviewed such opinions or examined the Bonds to be deposited in and held by the Florida Trust and have assumed the correctness as of the date of deposit of the opinions of Bond Counsel. It is assumed for the purposes of the opinion below the Bonds constitute debt for Federal income tax purposes.

         "Non-Corporate Unitholder" means a Unitholder of the Florida Trust who is an individual not subject to the Florida state income tax on corporations under Chapter 220, Florida Statutes and "Corporate Unitholder" means a Unitholder of the Florida Trust that is a corporation, bank or savings association or other entity subject to Florida state income tax on corporations or franchise tax imposed on banks or savings associations under Chapter 200, Florida Statutes.

         In the opinion of counsel to the Sponsor, under existing law:

         For Florida state income tax purposes, the Florida Trust will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

         Because Florida does not impose an income tax on individuals, Non-Corporate Unitholders residing in Florida will not be subject to any Florida income taxation on income realized by the Florida Trust. Any amounts paid to the Florida Trust or to Non-Corporate Unitholders under an insurance policy issued to the Florida Trust or the Sponsor which represent maturing interest on defaulted obligations held by the Trustee will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

         Corporate Unitholders with commercial domiciles in Florida will be subject to Florida income or franchise taxation on income realized by the Florida Trust and on payments of interest pursuant to any insurance policy to the extent such income constitutes "non business income" as defined by Chapter 220 or is otherwise allocable to Florida under Chapter 220. Other Corporate Unitholders will be subject to Florida income or franchise taxation on income realized by the Florida Trust (or on payments of interest pursuant to any insurance policy) only to the extent that the income realized does not constitute "non-business income" as defined by Chapter 220 and if such income is otherwise allocable to Florida under Chapter 220.

         Units will be subject to Florida estate tax only if held by Florida residents. However, the Florida estate tax is limited to the amount of the credit for state death taxes provided for in Section 2011 of the Internal Revenue Code.

         Neither the Bonds nor the Units will be subject to the Florida ad valorem property tax, the Florida intangible personal property tax or the Florida sales or use tax.

         Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of Florida law. Ownership of the Units may result in collateral Florida tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         GEORGIA RISK FACTORS. The financial condition of the State of Georgia is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Weather conditions may have a significant impact on Georgia's agricultural sector. In the past, widespread flooding in central and southern Georgia has caused extensive damage and destruction of farmland, private residences, businesses and local and state government facilities.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         All outstanding general obligation bonds of the State are rated "AAA" by Standard & Poor's and "Aaa" by Moody's.

         Further information concerning Georgia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Georgia Trust, Special Counsel to the Fund for Georgia tax matters rendered an opinion under then existing Georgia income tax law applicable to taxpayers whose income is subject to Georgia income taxation substantially to the effect that:

         The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Georgia or counties, municipalities, authorities or political subdivisions thereof (the "Georgia Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds," and collectively with the Georgia Bonds, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the Georgia income tax (the "Georgia Income Tax"). We have assumed that, at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Georgia Bonds, bond counsel to the issuing authorities rendered opinions that interest on the Georgia Bonds is exempt from the Georgia Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         In the opinion of counsel to the Sponsor, under existing Georgia law:

         (1) For Georgia income tax purposes, the Georgia Trust is not an association taxable as a corporation, and the income of the Georgia Trust will be treated as the income of the Unitholders. Interest on the Georgia Bonds which is exempt from Georgia income tax when received by the Georgia Trust, and which would be exempt from Georgia income tax if received directly by a Unitholder, will retain its status as tax-exempt interest when distributed by the Georgia Trust and received by the Unitholders. Interest on the Possession Bonds which is excludable from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Georgia Trust will be exempt from Georgia income taxation and therefore will not be includible in the income of the Unitholder for Georgia income tax purposes when distributed by the Georgia Trust and received by the Unitholders.

         (2) If the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if a Unitholder redeems or sells his Unit, the Unitholder will recognize gain or loss for Georgia income tax purposes to the same extent that gain or loss would be recognized for federal income tax purposes (except in the case of Bonds issued before March 11, 1987 issued with original issue discount owned by the Georgia Trust in which case gain or loss for Georgia income tax purposes may differ from the amount recognized for federal income tax purposes because original issue discount on such Bonds may be determined by accruing said original issue discount on a ratable basis). Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

         (3) Amounts paid under an insurance policy or policies issued to the Georgia Trust, if any, with respect to the Bonds in the Georgia Trust which represent maturing interest on defaulted obligations held by the Trustee will be exempt from State income taxes if, and to the extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

     (4) Neither the Bonds nor the Units will be subject to Georgia sales or use tax.

         Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of Georgia law. Ownership of the Units may result in collateral Georgia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         HAWAII RISK FACTORS. The financial condition of the State of Hawaii is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Hawaii's economy has struggled for nearly eight years. Jobs are continually lost. Hawaii's tourism industry is a major part of its economy. The State is attempting to restructure its commitment to the tourist industry to further its economy.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         All outstanding general obligation bonds of the State are rated "A+" by Standard & Poor's and "A1" by Moody's.

         Further information concerning Hawaii risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Hawaii Trust, Special Counsel to the Fund for Hawaii tax matters rendered an opinion under then existing Hawaii income tax law applicable to taxpayers whose income is subject to Hawaii income taxation substantially to the effect that:

         (1) The Hawaii Trust is not an association taxable as a corporation and each Unitholder of the Hawaii Trust will be treated as the owner of a pro rata portion of the Hawaii Trust, and the income of such portion of the Hawaii Trust will therefore be treated as the income of the Unitholder for Hawaii Income Tax purposes;

         (2) Income on the Bonds which is exempt from the Hawaii Income Tax when received by a Unitholder of the Hawaii Trust and which would be exempt from the Hawaii Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Hawaii Trust and distributed to such Unitholder;

         (3) To the extent that interest on the Bonds, if any, is includible in the computation of "alternative minimum taxable income" for federal income tax purposes, such interest will also be includible in the computation of "alternative minimum taxable income"for purposes of Hawaii's corporate alternative minimum tax on corporations;

         (4) Each Unitholder of the Hawaii Trust will recognize gain or loss for Hawaii Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Hawaii Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes;

         (5) Tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain for Hawaii Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

         (6) Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds or the Trustee which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Hawaii net income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds; and

         (7) To the extent that interest derived from the Hawaii Trust by a Unitholder with respect to any Possession Bonds is excludable from gross income for federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a and 48 U.S.C. Section 1403, such interest will also not be subject to the Hawaii Income Tax. It should be noted that interest relating to Possession Bonds is subject to tax in the case of certain banks and financial institutions subject to the Hawaii's franchise tax and corporations subject to Hawaii's corporate alternative minimum tax.

         We have not examined any of the Bonds to be deposited and held in the Hawaii Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder.

         KANSAS RISK FACTORS. The financial condition of the State of Kansas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Kansas economy is composed of manufacturing, trade, services and agriculture. Severe weather conditions could have a significant impact on the Kansas economy. The slower pace of the national economic expansion will dampen the growth rate of the Kansas economy.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Although the State has no general obligation debt rating, it seeks an underlying rating on specific issues of at least "AA-" from Standard & Poor's and "A1" from Moody's.

         Further information concerning Kansas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Kansas Trust, Special Counsel to each Kansas Trust for Kansas tax matters, rendered an opinion under then existing Kansas income tax law applicable to taxpayers whose income is subject to Kansas income taxation, assuming interest on the Bonds is excludable from gross income under Section 103 of the Internal Revenue Code of 1986, as amended, substantially to the effect that:

     The Kansas Trust is not an association taxable as a corporation for Kansas income tax purposes; Each Unitholder of the Kansas Trust will be treated as the owner of a pro rata portion of the Kansas Trust, and the income and deductions of the Kansas Trust will therefore be treated as income (and deductions) of the Unitholder under Kansas law;

         Interest on Bonds issued after December 31, 1987 by the State of Kansas or any of its political subdivisions will be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than banks, trust companies or savings and loan associations). However, interest on Bonds issued prior to January 1, 1988 by the State of Kansas or any of its political subdivisions will not be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than banks, trust companies or savings and loan associations) unless the laws of the State of Kansas authorizing the issuance of such Bonds specifically exempt the interest on the Bonds from income taxation by the State of Kansas;

         Interest on Bonds issued by the State of Kansas or any of its political subdivisions will be subject to the tax imposed on banks, trust companies and savings and loan associations under Article 11, Chapter 79 of the Kansas statutes;

         Interest on the Bonds which is exempt from Kansas income taxation when received by the Kansas Trust will continue to be exempt when distributed to a Unitholder (other than a bank, trust company or savings and loan association);

         Each Unitholder of the Kansas Trust will recognize gain or loss for Kansas income tax purposes if the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if the Unitholder redeems or sells Units of the Kansas Trust to the extent that such transaction results in a recognized gain or loss for federal income tax purposes;

         Interest received by the Kansas Trust on the Bonds is exempt from intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law; and

         No opinion is expressed regarding whether the gross earnings derived from the Units is subject to intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law. Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Kansas law. Ownership of the Units may result in collateral Kansas tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         KENTUCKY RISK FACTORS. The financial condition of the State of Kentucky is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Kentucky has a strong industrial base of steel, aluminum, chemicals and machinery production. Services and trade make up a large part of Kentucky's employment. These industries tend to be highly cyclical and there is no assurance that these industries will continue to grow.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Kentucky risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Kentucky Trust, the respective counsel to the Kentucky Trusts for Kentucky tax matters rendered an opinion under then existing Kentucky income tax law applicable to taxpayers whose income is subject to Kentucky income taxation substantially to the effect that:

         The assets of the Kentucky Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Kentucky (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Kentucky Bonds") and by an authority of the Commonwealth of Puerto Rico (the "Possession Bonds") (collectively, the "Bonds").

         Although we express no opinion herein regarding such matters, we have assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the income tax imposed by the Commonwealth of Kentucky that is applicable to individuals and corporations (the "Kentucky State Income Tax"); and (iv) the Bonds are exempt from the ad valorem tax imposed by the Commonwealth of Kentucky. Neither the Sponsor nor its counsel has made any review of the proceedings relating to the issuance of the Bonds or of the bases for the opinions, if any, rendered in connection therewith. This opinion does not address the taxation of persons other than full time residents of Kentucky.

         In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Kentucky income tax law as of the date of this prospectus and based upon the assumptions above:

         (i) The Kentucky Trust is not an association taxable as a corporation and each Kentucky Unitholder will be treated as the owner of a pro rata portion of the Kentucky Trust, and the income of such portion of the Kentucky Trust will therefore be treated as the income of the Kentucky Unitholder for Kentucky Income Tax purposes;

         (ii) For Kentucky State Income Tax purposes, interest on the Bonds which is excludable from Federal gross income and which is also exempt from taxation under the Kentucky State Income Tax when received by the Kentucky Trust, and which would be excludable from Federal gross income and also exempt from Kentucky State Income Tax if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Kentucky Trust and distributed to the Unitholders.

         (iii) Each Kentucky Unitholder of the Kentucky Trust will recognize gain or loss for Kentucky State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Kentucky Unitholder redeems or sells Units of the Kentucky Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes;

         (iv) Tax reduction requirements relating to amortization of bond premium may, under some circumstances, result in Kentucky Unitholders realizing taxable gain for Kentucky State Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

         (v) State law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Kentucky Trust, the interest on which is exempt from State income taxes.

         (vi) Units of the Kentucky Trust, but only to the extent the same represent an ownership in obligations issued by or on behalf of the Commonwealth of Kentucky or governmental units of the Commonwealth of Kentucky, the interest on which is excludable from gross income for federal and Kentucky State Income Tax purposes will not be subject to ad valorem taxation by the Commonwealth of Kentucky or any political subdivision thereof; and

         (vii) Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds that represent maturing interest on defaulted obligations held by the Trustee will not be subject to Kentucky State Income Tax purposes if, and to the same extent as, such interest would have not been subject to Kentucky State Income Tax purposes if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies were reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

         Chapman and Cutler expresses no opinion with respect to taxation under any other provision of Kentucky law. Ownership of the Units may result in collateral Kentucky tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         LOUISIANA RISK FACTORS. The financial condition of the State of Louisiana is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economy is composed of services, gambling, industrial sectors and agriculture. These industries tend to be highly cyclical. The State's manufacturing sector may be adversely affected by the North American Free Trade Agreement and the General Agreements on Tariffs and Trade. Moreover, Louisiana could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agricultural-related problems.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     The State maintains a bond rating of A2, A- and A from Moody's, Standard & Poor's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.

         Further information concerning Louisiana risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Louisiana Trust, Special Counsel to each Louisiana Trust for Louisiana tax matters rendered an opinion under then existing Louisiana income tax law applicable to taxpayers whose income is subject to Louisiana income taxation substantially to the effect that:

         (1) The Louisiana Trust will be treated as a trust for Louisiana income tax purposes and not as an association taxable as a corporation.

         (2) The Louisiana income tax on resident individuals is imposed upon the "tax table income" of resident individuals. The calculation of the "tax table income" of a resident individual begins with federal adjusted gross income. Certain modifications are specified, but no such modification requires the addition of interest on obligations of the State of Louisiana and its political subdivisions, public corporations created by them and constitutional authorities thereof authorized to issue obligations on their behalf. Accordingly, amounts representing interest excludable from gross income for federal income tax purposes received by the Louisiana Trust with respect to such obligations will not be taxed to the Louisiana Trust, or, except as provided below, to the resident individual Unitholder, for Louisiana income tax purposes. In addition to the foregoing, interest on the respective Securities may also be exempt from Louisiana income taxes pursuant to the statutes authorizing their issuance.

         (3) To the extent that gain from the sale, exchange or other disposition of obligations held by the Louisiana Trust (whether as a result of a sale or exchange of such obligations by the Louisiana Trust or as a result of a sale or exchange of a Unit by a Unitholder) is includible in the federal adjusted gross income of a resident individual, such gain will be included in the calculation of the Unitholder's Louisiana taxable income; and

         (4) Gain or loss on the Unit or as to underlying bonds for Louisiana income tax purposes would be determined by taking into account the basis adjustments for federal income tax purposes described in this Prospectus.

         As no opinion is expressed regarding the Louisiana tax consequences of Unitholders other than individuals who are Louisiana residents, tax counsel should be consulted by other prospective Unitholders. The Internal Revenue Code of 1986, as amended (the "1986 Code"), contains provisions relating to investing in tax-exempt obligations (including, for example, corporate minimum tax provisions which treat certain tax-exempt interest and corporate book income which may include tax-exempt interest, as tax preference items, provisions affecting the deductibility of interest expense by financial institutions) which could have a corresponding effect on the Louisiana tax liability of the Unitholders.

         In rendering the opinions expressed above, counsel has relied upon the opinion of Counsel to the Sponsor that the Louisiana Trust is not an association taxable as corporation for Federal income tax purposes, that each Unitholder of the Louisiana Trust will be treated as the owner of a pro rata portion of such Louisiana Trust under the 1986 Code and that the income of the Louisiana Trust will be treated as income of the Unitholders under the 1986 Code.

         Tax counsel should be consulted as to the other Louisiana tax consequences not specifically considered herein, and as to the Louisiana Tax Status of taxpayers other than Louisiana resident individuals who are Unitholders in the Louisiana Trust. In addition, no opinion is being rendered as to Louisiana tax consequences resulting from any proposed or future federal or state tax legislation.

         MAINE RISK FACTORS. The financial condition of the State of Maine is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Maine's economy consists of services, trade, government and manufacturing. Although Maine's economy is diversified, it is subject to shifts which may impact certain Bonds in Maine portfolio. One of Maine's greatest impediments to faster economic growth is slow population growth.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     The State of Maine currently maintains a "AA+", "Aa2" and "AA" bond rating from Standard & Poor's, Moody's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.

         Further information concerning Maine risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Maine Trust, special counsel to the Fund for Maine tax matters rendered an opinion under then existing Maine income tax law applicable to taxpayers whose income is subject to Maine income taxation substantially to the effect that:

         The assets of the Maine Trust will consist of interest-bearing obligations issued by or on behalf of the State of Maine (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Maine Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Maine Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) interest on the Maine Bonds, if received directly by a Unitholder, would be exempt from the Maine income tax applicable to individuals, trusts and estates and corporations ("Maine Income Tax"), and (iv) interest on the Bonds will not be taken into account by individuals and corporations in computing an additional tax ("Maine Minimum Tax") imposed under the Maine Income Tax or in the case of corporations, a surcharge ("Maine Corporate Income Tax Surcharge") enacted in 1991 and scheduled to apply to tax years beginning in 1991 and 1992. The opinion set forth below does not address the taxation of persons other than full time residents of Maine.

         In the opinion of Chapman and Cutler, Special Counsel to the Fund for Maine tax matters, under existing law as of the date of this prospectus and based upon the assumptions set forth above:

         (1) the Maine Trust is not an association taxable as a corporation, thus each Unitholder of the Trust will be essentially treated as the owner of a pro rata portion of the Maine Trust and the income of such portion of the Maine Trust will be treated as the income of the Unitholder for Maine Income Tax purposes;

         (2) Interest on the Bonds which is exempt from the Maine Income Tax when received by the Maine Trust, and which would be exempt from the Maine Income Tax and the Maine Minimum Tax if received directly by a Unitholder, will retain its status as exempt from the Maine Income Tax and the Maine Minimum Tax when received by the Maine Trust and distributed to the Unitholder;

         (3) to the extent that interest derived from the Maine Trust by a Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to the Maine Income Tax;

         (4) each Unitholder of the Maine Trust will recognize gain or loss for Maine Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Maine Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes; and

         (5) the Maine Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Maine Trust, the interest on which is exempt from the Tax.

         Prospective purchasers subject to the Maine Franchise Tax should be advised that for purposes of the Maine Franchise Tax, interest on the Bonds received by the Trust and distributed to a Unitholder subject to such tax will be added to the Unitholder's Federal taxable income and therefore will be taxable. Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Maine law. Ownership of the Units may result in collateral Maine tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such consequences.

         MARYLAND RISK FACTORS. The financial condition of the State of Maryland is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Maryland currently maintains a "triple A" bond rating from Standard & Poor's and Moody's on its general obligation indebtedness.

         Further information concerning Maryland risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. In the opinion of special counsel to the Trust for Maryland tax matters, in summary under existing Maryland income tax law applicable to taxpayers whose income is subject to Maryland income taxation:

         (1) For Maryland State and local income tax purposes, the Maryland Quality Trust will not be recognized as an association taxable as a corporation, but rather as a fiduciary whose income will not be subject to Maryland state and local income taxation.

         (2) To the extent that interest and accrued original issue discount derived from the Maryland Quality Trust by a Unitholder with respect to the bonds in the Trust is excludable from Federal gross income, such interest will not be subject to Maryland State or local income taxes. Interest paid to a "financial institution" will be subject to the Maryland Franchise Tax.

         (3) In the case of taxpayers who are individuals, Maryland presently imposes an income tax on items of tax preference with reference to such items as defined in the Internal Revenue Code, as amended from time to time, for purposes of calculating the federal alternative minimum tax. Interest paid on certain private activity bonds constitutes a tax preference item for the purpose of calculating the federal alternative minimum tax. Accordingly, if the Maryland Quality Trust holds such bonds, 50% of the interest on such bonds in excess of a threshold amount is taxable in Maryland.

         (4) Capital gain, including gain realized by a Unitholder from the redemption, sale or other disposition of a Unit, will be included in the taxable base of Unitholders for Maryland state and local income taxation purposes. However, Maryland defines the taxable net income of individuals as federal adjusted gross income with certain modifications. Likewise, the Maryland taxable net income of corporations is federal taxable income with certain modifications. There is available to Maryland income taxpayers a modification which allows those taxpayers to subtract from the Maryland taxable base the gain included in federal adjusted gross income or federal taxable income, as the case may be, which is realized from the disposition of obligations issued by the State of Maryland or its political subdivisions by the Maryland Quality Trust. Consequently, by making that modification, a Unitholder who is entitled to make the subtraction modification will not be subject to Maryland state or local income tax with respect to gain realized upon the disposition of obligations issued by the State of Maryland and its political subdivisions by the Maryland Quality Trust. Profit realized by a "financial institution" from the sale or exchange of bonds will be subject to the Maryland Franchise Tax.

         These opinions relate only to the treatment of the Maryland Quality Trust and the Units under the Maryland state and local income tax laws and Maryland franchise tax laws. Unitholders should consult tax counsel as to other Maryland tax consequences not specifically considered in these opinions. For example, no opinion is expressed as to the treatment of the Units under the Maryland inheritance and estate tax laws.

         MASSACHUSETTS RISK FACTORS. The financial condition of the Commonwealth of Massachusetts is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by statute and voter initiative upon the Commonwealth and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The employment in the Commonwealth has been and continues to be significantly and adversely affected by reductions in federal government spending on defense-related industries. The Commonwealth has many material future liabilities, including an underfunded retirement system and Medicaid expenditures.

         The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.

         In recent years, the Commonwealth of Massachusetts and certain of its public bodies and municipalities, particularly the City of Boston, have faced serious financial difficulties which have affected the credit standing and borrowing abilities of Massachusetts and its respective entities and may have contributed to higher interest rates on debt obligations. Standard & Poor's raised its rating of general obligation bonds of the Commonwealth of Massachusetts from A+ to AA- in October 1997. Moody's rating is Aa3 and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.) raised its rating from A+ to AA- in January 1998.

         Further information concerning Massachusetts risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Massachusetts Trust, Special Counsel to each Massachusetts Trust for Massachusetts tax matters rendered an opinion under then existing Massachusetts income tax law applicable to taxpayers whose income is subject to Massachusetts income taxation substantially to the effect that:

         In the opinion of special counsel to the Fund, under existing Massachusetts law:

         (1) For Massachusetts income tax purposes, the Massachusetts Trust will be treated as a corporate trust under Section 8 of Chapter 62 of the Massachusetts General Laws and not as a grantor trust under Section 10(e) of Chapter 62 of the Massachusetts General Laws.

         (2) The Massachusetts Trust will not be held to be engaging in business in Massachusetts within the meaning of said Section 8 and will, therefore, not be subject to Massachusetts income tax.

         (3) Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of Massachusetts General Laws will not be required to include their respective shares of the earnings of or distributions from the Massachusetts Trust in their Massachusetts gross income to the extent that such earnings or distributions represent tax-exempt interest for federal income tax purposes received by the Massachusetts Trust on obligations issued by Massachusetts, its counties, municipalities, authorities, political subdivisions or instrumentalities, or issued by United States territories or possessions.

         (4) Any proceeds of insurance obtained by the Trustee of the Trust or by the issuer of a Bond held by the Massachusetts Trust which are paid to Massachusetts Unitholders and which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Massachusetts gross income of a Massachusetts Unitholder if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted Bond.

         (5) The Massachusetts Trust's capital gains and/or capital losses realized upon disposition of Bonds held by it will be includible pro rata in the federal gross income of Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws, and such gains and/or losses will be included as capital gains and/or losses in the Massachusetts Unitholders' Massachusetts gross income, except where capital gain is specifically exempted from income taxation under acts authorizing issuance of said Bonds.

         (6) Gains or losses realized upon sale or redemption of Units by Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will be includible in their Massachusetts gross income.

         (7) In determining such gain or loss Massachusetts Unitholders will, to the same extent required for Federal tax purposes, have to adjust their tax bases for their Units for accrued interest received, if any, on Bonds delivered to the Trustee after the Unitholders pay for their Units and for amortization of premiums, if any, on obligations held by the Massachusetts Trust.

         (8) The Units of the Massachusetts Trust are not subject to any property tax levied by Massachusetts or any political subdivision thereof, nor to any income tax levied by any such political subdivision. They are includible in the gross estate of a deceased Massachusetts Unitholder who is a resident of Massachusetts for purposes of the Massachusetts Estate Tax.

         MICHIGAN RISK FACTORS. The financial condition of the State of Michigan is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State's Constitution limits the amount of total State revenues that may be raised from taxes and other sources. State revenues (excluding federal aid and revenues used for payment of principal of and interest on general obligation bonds) in any fiscal year are limited to a specified percentage of State personal income in the prior calendar year or the average thereof in the prior three calendar years, whichever is greater. The State may raise taxes in excess of the limit in emergency situations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be dependent on manufacturing, tourism, and agriculture. These sectors tend to be cyclical and are facing increasing competition from foreign producers.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     As of October 16, 1998, all outstanding general obligation bonds of the state were rated "Aa1" by Moody's, "AA+" by Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), and "AA+" by Standard & Poor's.

         Further information concerning Michigan risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. In the opinion of special counsel to the Trust for Michigan tax matters, in summary under existing Michigan law, the Michigan IM-IT Trust and the owners of Units will be treated for purposes of the Michigan income tax laws and the Single Business Tax in substantially the same manner as they are for purposes of the Federal income tax laws, as currently enacted. Accordingly, we have relied upon the opinion of Messrs. Chapman and Cutler as to the applicability of Federal income tax under the Internal Revenue Code of 1986 to the Michigan IM-IT Trust and the Unitholders.

         Under the income tax laws of the State of Michigan, the Michigan IM-IT Trust is not an association taxable as a corporation; the income of the Michigan IM-IT Trust will be treated as the income of the Unitholders and be deemed to have been received by them when received by the Michigan IM-IT Trust. Interest on the underlying bonds which is exempt from tax under these laws when received by Michigan IM-IT Trust will retain its status as tax exempt interest to the Unitholders.

         For purposes of the foregoing Michigan tax laws, each Unitholder will be considered to have received his pro rata share of bond interest when it is received by the Michigan IM-IT Trust, and each Unitholder will have a taxable event when the Michigan IM-IT Trust disposes of a bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells his Certificate to the extent the transaction constitutes a taxable event for Federal income tax purposes. The tax cost of each unit to a Unitholder will be established and allocated for purposes of these Michigan tax laws in the same manner as such cost is established and allocated for Federal income tax purposes.

         The Michigan Intangibles Tax was totally repealed effective January 1, 1998.

         The Michigan Single Business Tax replaced the tax on corporate and financial institution income under the Michigan Income Tax, and the Intangible Tax with respect to those intangibles of persons subject to the Single Business Tax the income from which would be considered in computing the Single Business Tax. Persons are subject to the Single Business Tax only if they are engaged in "business activity", as defined in the Act. Under the Single Business Tax, both interest received by the Michigan IM-IT Trust on the underlying bonds and any amount distributed from the Michigan IM-IT Trust to a Unitholder, if not included in determining taxable income for Federal income tax purposes, is also not included in the adjusted tax base upon which the Single Business Tax is computed, of either the Michigan IM-IT Trust or the Unitholders. If the Michigan IM-IT Trust or the Unitholders have a taxable event for Federal income tax purposes when the Michigan IM-IT Trust disposes of a bond (whether by sale, exchange, redemption or payment at maturity) or the Unitholder redeems or sells his Certificate, an amount equal to any gain realized from such taxable event which was included in the computation of taxable income for Federal income tax purposes (plus an amount equal to any capital gain of an individual realized in connection with such event but excluded in computing that individual's Federal taxable income) will be included in the tax base against which, after allocation, apportionment and other adjustments, the Single Business Tax is computed. The tax base will be reduced by an amount equal to any capital loss realized from such a taxable event, whether or not the capital loss was deducted in computing Federal taxable income in the year the loss occurred. Unitholders should consult their tax advisor as to their status under Michigan law. The Single Business Tax is being phased-out over a twenty-three year period at a rate of one-tenth of one percent per year, beginning in 1999.

         Any proceeds paid under an insurance policy issued to the Trustee of the Trust, or paid under individual policies obtained by issuers of bonds, which, when received by the Unitholders, represent maturing interest on defaulted obligations held by the Trustee, will be excludable from the Michigan income tax laws and the Single Business Tax if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations. While treatment under the Michigan Intangibles Tax is not premised upon the characterization of such proceeds under the Internal Revenue Code, the Michigan Department of Treasury should adopt the same approach as under the Michigan income tax laws and the Single Business Tax.

         As the Tax Reform Act of 1986 eliminated the capital gain deduction for tax years beginning after December 31, 1986, the federal adjusted gross income, the computation base for the Michigan Income Tax, of a Unitholder will be increased accordingly to the extent such capital gains are realized when the Michigan IM-IT Trust disposes of a bond or when the Unitholder redeems or sells a Unit, to the extent such transaction constitutes a taxable event for Federal income tax purposes.

         MINNESOTA RISK FACTORS. The financial condition of the State of Minnesota is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue which results in a fiscal system unusually sensitive to economic conditions. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     The State of Minnesota currently maintains a "Triple A" bond rating from Standard & Poor's, Moody's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.

         Further information concerning Minnesota risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Minnesota Trust, Special Counsel to each Minnesota Trust for Minnesota tax matters rendered an opinion under then existing Minnesota income tax law applicable to taxpayers whose income is subject to Minnesota income taxation substantially to the effect that:

         We understand that the Minnesota Trust will only have income consisting of (i) interest from bonds issued by the State of Minnesota and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities (the "Minnesota Bonds") and bonds issued by possessions of the United States, including bonds issued by Puerto Rico authorities (the "Possession Bonds" and, with the Minnesota Bonds, the "Bonds") which would be exempt from federal and Minnesota income taxation when paid directly to an individual, trust or estate, (ii) gain on the disposition of such Bonds, and
(iii) proceeds paid under certain insurance policies issued to the Trustee or to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) the interest thereon is exempt from the income tax imposed by Minnesota that is applicable to individuals, trusts and estates (the "Minnesota Income Tax"). It should be noted that interest on the Minnesota Bonds is subject to tax in the case of corporations subject to the Minnesota Corporate Franchise Tax or the Corporate Alternative Minimum Tax and is a factor in the computation of the Minimum Fee applicable to financial institutions; no opinion is expressed with respect to the treatment of interest on the Possession Bonds for purposes of such taxes. The opinion set forth below does not address the taxation of persons other than full time residents of Minnesota. We have assumed that, at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Minnesota Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Minnesota Bonds is exempt from the Minnesota Income Tax. With respect to the Possession Bonds, we have assumed that bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Minnesota Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         Although Minnesota state law provides that interest on Minnesota Bonds is exempt from Minnesota state income taxation, the Minnesota state legislature has enacted a statement of intent that interest on Minnesota Bonds should be subject to Minnesota state income taxation if it is judicially determined that the exemption discriminates against interstate commerce, effective for the calendar year in which such a decision becomes final. It cannot be predicted whether a court would render such a decision or whether, as a result thereof, interest on Minnesota Bonds and therefore distributions by the Minnesota Trust would become subject to Minnesota state income taxation.

         In the opinion of Chapman and Cutler, Counsel to the Sponsor, under existing Minnesota income tax law as of the date of this prospectus and based upon the assumptions above:

         (1) The Minnesota Trust is not an association taxable as a corporation and each Unitholder of the Minnesota Trust will be treated as the owner of a pro rata portion of the Minnesota Trust, and the income of such portion of the Minnesota Trust will therefore be treated as the income of the Unitholder for Minnesota Income Tax purposes;

         (2) Income on the Bonds which is excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust and which would be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax if received directly by a Unitholder will be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust and distributed to such Unitholder;

         (3) To the extent that interest on certain Bonds (except with respect to Possession Bonds, as to which no opinion is expressed), if any, is includible in the computation of "alternative minimum taxable income" for federal income tax purposes, such interest will also be includible in the computation of "alternative minimum taxable income" for purposes of the Minnesota Alternative Minimum Tax imposed on individuals, estates and trusts;

         (4) Each Unitholder of the Minnesota Trust will recognize gain or loss for Minnesota Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Minnesota Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes;

         (5) Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain for Minnesota Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

         (6) Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds or the Trustee which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Minnesota net income if, and to the same extent as, such interest would have been so excludable from Minnesota net income if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds; and

         (7) To the extent that interest derived from the Minnesota Trust by a Unitholder with respect to any Possession Bonds is excludable from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Minnesota Trust, such interest will not be subject to the Minnesota Income Tax when distributed by the Minnesota Trust and received by the Unitholders. As noted above, we have expressed no opinion as to the treatment of interest on the Possession Bonds for purposes of the Minnesota Corporate Franchise Tax or the Alternative Minimum Tax or whether it is a factor in the computation of the Minimum Fee applicable to financial institutions. Although a federal statute currently provides that bonds issued by the Government of Puerto Rico, or by its authority, are exempt from all state and local taxation, the Supreme Court of Minnesota has held that interest earned on bonds issued by the Government of Puerto Rico may be included in taxable net income for purposes of computing the Minnesota bank excise tax. The State of Minnesota could apply the same reasoning in determining whether interest on the Possession Bonds is subject to the taxes listed above on which we express no opinion.

         We have not examined any of the Bonds to be deposited and held in the Minnesota Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinions to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder. Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Minnesota law. Ownership of the Units may result in collateral Minnesota tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         MISSOURI RISK FACTORS. The financial condition of the State of Missouri is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the state and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, agriculture and service industries. The State's financial situation may be affected by increased costs in court-ordered desegregation payments in St. Louis.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         All outstanding general obligation bonds to the State are rated "AAA" by Standard and Poor's and "Aaa" by Moody's.

         Further information concerning Missouri risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Missouri Trust, Special Counsel to each Missouri Trust for Missouri tax matters rendered an opinion under then existing Missouri income tax law applicable to taxpayers whose income is subject to Missouri income taxation substantially to the effect that:

         The assets of the Missouri Trust will consist of debt obligations issued by or on behalf of the State of Missouri (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Missouri Bonds") or by the Commonwealth of Puerto Rico or an authority thereof (the "Possession Bonds") (collectively, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Missouri Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the Missouri income tax applicable to individuals and corporations ("Missouri State Income Tax"). It is assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for Federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Missouri Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Missouri Bonds is exempt from the Missouri State Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Missouri Trust of the proceedings relating to the issuance of the Bonds or the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of Missouri.

         In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing law:

         (1) The Missouri Trust is not an association taxable as a corporation for Missouri income tax purposes, and each Unitholder of the Missouri Trust will be treated as the owner of a pro rata portion of the Missouri Trust and the income of such portion of the Missouri Trust will be treated as the income of the Unitholder for Missouri State Income Tax purposes.

         (2) Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Missouri State Income Tax if received directly by a Unitholder will be exempt from the Missouri State Income Tax when received by the Missouri Trust and distributed to such Unitholder; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

         (3) Each Unitholder of the Missouri Trust will recognize gain or loss for Missouri State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale, payment at maturity or otherwise) or if the Unitholder redeems or sells Units of the Missouri Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

         (4) Any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for Federal income tax purposes will be excludable from the Missouri State Income Tax to the same extent as such interest would have been so excludable if paid by the issuer of such Bonds held by the Missouri Trust; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

         (5) The Missouri State Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such Tax.

         (6) The Missouri Trust will not be subject to the Kansas City, Missouri Earnings and Profits Tax and each Unitholder's share of income of the Bonds held by the Missouri Trust will not generally be subject to the Kansas City, Missouri Earnings and Profits Tax or the City of St. Louis Earnings Tax (except that no opinion is expressed in the case of certain Unitholders, including corporations, otherwise subject to the St. Louis City Earnings Tax).

         Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Missouri law. Ownership of the Units may result in collateral Missouri Tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         NEBRASKA RISK FACTORS. The financial condition of the State of Nebraska is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Nebraska has imposed a tax cut in its income taxes. This may result in significant revenue reduction in the future.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State continues to be dependent on the manufacturing industries and is supplemented by the agricultural sector. These industries tend to be highly cyclical and there is no assurance that Nebraska's economic gains in recent years will continue. Moreover, Nebraska could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agricultural-related problems.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Nebraska risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Nebraska Trust, Special Counsel to each Nebraska Trust for Nebraska tax matters rendered an opinion under then existing Nebraska income tax law applicable to taxpayers whose income is subject to Nebraska income taxation substantially to the effect that:

         The assets of the Nebraska Trust will consist of interest-bearing obligations issued by or on behalf of the State of Nebraska (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Nebraska Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Nebraska Trust. With respect to certain Nebraska Bonds which may be held by the Nebraska Trust, the opinions of bond counsel to the issuing authorities for such Bonds have indicated that the interest on such Bonds is included in computing the Nebraska Alternative Minimum Tax imposed by Section 77-2715 (2) of the Revised Nebraska Statutes (the "Nebraska Minimum Taxes") (the "Nebraska AMT Bonds"). However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) none of the Bonds (other than the Nebraska AMT Bonds, if any) are "specified private activity bonds" the interest on which is included as an item of tax preference in the computation of the Alternative Minimum Tax for federal income tax purposes, (iv) interest on the Nebraska Bonds (other than the Nebraska AMT Bonds, if any), if received directly by a Unitholder, would be exempt from both the Nebraska income tax, imposed by
Section 77-2714 et seq. of the Revised Nebraska Statutes (other than the Nebraska Minimum Tax) (the "Nebraska State Income Tax") and the Nebraska Minimum Tax imposed by Section 77-2715 (2) of the Revised Nebraska Statutes (the "Nebraska Minimum Tax"), and (v) interest on the Nebraska AMT Bonds, if any, if received directly by a Unitholder, would be exempt from the Nebraska State Income Tax. The opinion set forth below does not address the taxation of persons other than full time residents of Nebraska.

         In the opinion of Chapman and Cutler, Counsel to the Sponsor, under existing law as of the date of this prospectus and based upon the assumptions set forth above:

         (1) The Nebraska Trust is not an association taxable as a corporation, each Unitholder of the Nebraska Trust will be treated as the owner of a pro rata portion of the Nebraska Trust, and the income of such portion of the Nebraska Trust will therefore be treated as the income of the Unitholder for both Nebraska State Income Tax and the Nebraska Minimum Tax purposes;

         (2) Interest on the Bonds which is exempt from both the Nebraska State Income Tax and the Nebraska Minimum Tax when received by the Nebraska Trust, and which would be exempt from both the Nebraska State Income Tax and the Nebraska Minimum Tax if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Nebraska Trust and distributed to a Unitholder;

         (3) Interest on the Nebraska AMT Bonds, if any, which is exempt from the Nebraska State Income Tax but is included in the computation of the Nebraska Minimum Tax when received by the Nebraska Trust, and which would be exempt from the Nebraska State Income Tax but would be included in the computation of the Nebraska Minimum Tax if received directly by a Unitholder, will retain its status as exempt from the Nebraska State Income Tax but included in the computation of the Nebraska Minimum Tax when received by the Nebraska Trust and distributed to a Unitholder;

         (4) To the extent that interest derived from the Nebraska Trust by a Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to either the Nebraska State Income Tax or the Nebraska Minimum Tax;

         (5) Each Unitholder of the Nebraska Trust will recognize gain or loss for both Nebraska State Income Tax and Nebraska Minimum Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Nebraska Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes;

         (6) The Nebraska State Income Tax does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Nebraska Trust, the interest on which is exempt from such Tax; and

         (7) In the case of a Unitholder subject to the State financial institutions franchise tax, the income derived by such Unitholder from his pro rata portion of the Bonds held by the Nebraska Trust may affect the determination of such Unitholder's maximum franchise tax.

         We have not examined any of the Bonds to be deposited and held in the Nebraska Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from either the Nebraska State Income Tax or the Nebraska Minimum Tax of interest on the Nebraska Bonds if received directly by a Unitholder.

         Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Nebraska law. Ownership of the Units may result in collateral Nebraska tax consequences to certain taxpayers. Prospective investors should consult their own tax advisors as to the applicability of any such collateral consequences.

         NEW JERSEY RISK FACTORS. The financial condition of the State of New Jersey is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         All outstanding general obligation bonds to the State are rated "AA+" by Standard and Poor's and "Aa1" by Moody's.

         Further information concerning New Jersey risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

     TAX STATUS. In the opinion of special counsel to the Trust for New Jersey tax matters, in summary under existing law:

         (1) The New Jersey IM-IT Trust will be recognized as a trust and not an association taxable as a corporation. The New Jersey IM-IT Trust will not be subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax.

         (2) With respect to the non-corporate Unitholders who are residents of New Jersey, the income of the New Jersey IM-IT Trust which is allocable to each such Unitholder will be treated as the income of such Unitholder under the New Jersey Gross Income Tax. Interest on the underlying bonds which would be exempt from New Jersey Gross Income Tax if directly received by such Unitholder will retain its status as tax-exempt interest when received by the New Jersey IM-IT Trust and distributed to such Unitholder. Any proceeds paid under the insurance policy issued to the Trustee of the New Jersey IM-IT Trust with respect to the bonds or under individual policies obtained by issuers of bonds which represent maturing interest on defaulted obligations held by the Trustee will be exempt from New Jersey Gross Income Tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations.

         (3) A non-corporate Unitholder will not be subject to the New Jersey Gross Income Tax on any gain realized either when the New Jersey IM-IT Trust disposes of a bond (whether by sale, exchange, redemption, or payment at maturity), when the Unitholder redeems or sells his Units or upon payment of any proceeds under the insurance policy issued to the Trustee of the New Jersey IM-IT Trust with respect to the bonds or under individual policies obtained by issuers of bonds which represent maturing principal on defaulted obligations held by the Trustee. Any loss realized on such disposition may not be utilized to offset gains realized by such Unitholder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax.

         (4) Units of the New Jersey IM-IT Trust may be taxable on the death of a Unitholder under the New Jersey Transfer Inheritance Tax Law or the New Jersey Estate Tax Law.

         (5) If a Unitholder is a corporation subject to the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, interest from the bonds in the New Jersey IM-IT Trust which is allocable to such corporation will be includible in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing Federal taxable income. Net gains derived by such corporation on the disposition of the bonds by the New Jersey IM-IT Trust or on the disposition of its Units will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax. Any proceeds paid under the insurance policy issued to the Trustee of the New Jersey IM-IT Trust with respect to the bonds or under individual policies obtained by issuers of bonds which represent maturing interest or maturing principal on defaulted obligations held by the Trustee will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax if, and to the same extent as, such interest or proceeds would have been so included if paid by the issuer of the defaulted obligations.

         NEW MEXICO RISK FACTORS. The financial condition of the State of New Mexico is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economy is composed of energy resources, services, construction and trade. These industries tend to be highly cyclical. Tourism is also one of the State's most important industries. Because many international travelers visit New Mexico, an increase in the value of the U.S. dollar adversely affects this industry. Moreover, New Mexico could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agricultural-related problems.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a bond rating of Aa1 and AA+ from Moody's and Standard & Poor's, respectively, on its general obligation indebtedness.

         Further information concerning New Mexico risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each New Mexico Trust, Special Counsel to the Fund for New Mexico tax matters rendered an opinion under then existing New Mexico income tax law applicable to taxpayers whose income is subject to New Mexico income taxation substantially to the effect that:

         The assets of the New Mexico Trust will consist of interest-bearing obligations issued by or on behalf of the State of New Mexico ("New Mexico") or counties, municipalities, authorities or political subdivisions thereof (the "New Mexico Bonds"), and by or on behalf of the government of Puerto Rico, the government of Guam, or the government of the Virgin Islands (collectively the "Possession Bonds") (collectively the New Mexico Bonds and the Possession Bonds shall be referred to herein as the "Bonds") the interest on which is expected to qualify as exempt from New Mexico income taxes.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the New Mexico Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the New Mexico income taxes applicable to individuals and corporations (collectively, the "New Mexico State Income Tax"). At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the New Mexico State Income Tax. Neither the Sponsor nor its counsel has made any review for the New Mexico Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of New Mexico.

         In the opinion of Chapman and Cutler, Special Counsel to the Fund for New Mexico tax matters, under existing law as of the date of this Prospectus and based upon the assumptions set forth above:

     (1) The New Mexico Trust will not be subject to tax under the New Mexico State Income Tax.

     (2) Interest on the Bonds which is exempt from the New Mexico State Income Tax when received by the New

Mexico Trust, and which would be exempt from the New Mexico State Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the New Mexico Trust and distributed to such Unitholder provided that the New Mexico Trust complies with the reporting requirements contained in the New Mexico State Income Tax regulations.

         (3) To the extent that interest income derived from the New Mexico Trust by a Unitholder with respect to Possession Bonds in excludable from gross income for federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a or 48 U.S.C. Section 1403, such interest income will not be subject to New Mexico State Income Tax.

         (4) Each Unitholder will recognize gain or loss for New Mexico Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the New Mexico Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes.

         (5) The New Mexico State Income Tax does not permit a deduction of interest paid on indebtedness or other expenses incurred (or continued) in connection with the purchase or carrying of Units in the New Mexico Trust to the extent that interest income related to the ownership of Units is exempt from the New Mexico State Income Tax.

         Chapman and Cutler has expressed no opinion with respect to taxation under any other provisions of New Mexico law. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the New Mexico Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the New Mexico Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the New Mexico Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. Investors should consult their tax advisors regarding collateral tax consequences under New Mexico law relating to the ownership of the Units, including, but not limited to, the inclusion of income attributable to ownership of the Units in "modified gross income" for purposes of determining eligibility for and the amount of the low income comprehensive tax rebate, the child day care credit, and the elderly taxpayers' property tax rebate and the applicability of other New Mexico taxes, such as the New Mexico estate tax.

         NEW YORK RISK FACTORS. The financial condition of the State of New York is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has been one of the wealthiest states in the nation; however, for decades the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be influenced by the financial health of the City of New York, which faces greater competition as other major cities develop financial and business capabilities. The State has for many years had a very high state and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

         The State is party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations. On January 21, 1994, the State entered into a settlement with Delaware with respect to State of Delaware v. State of New York. The State made an immediate $35 million payment and agreed to make a $33 million annual payment in each of the next five fiscal years. The State has not settled with other parties to the litigation and will continue to incur litigation expenses as to those claims.

         All outstanding general obligation bonds of the State are rated "A+" by Standard and Poor's and "A2" by Moody's.

         Further information concerning New York risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. In the opinion of special counsel to the Trust for New York tax matters, in summary under existing New York law, the New York IM-IT Trust is not an association taxable as a corporation and the income of the New York IM-IT Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York. Individuals who reside in New York State or City will not be subject to State and City tax on interest income which is exempt from Federal income tax under section 103 of the Internal Revenue Code of 1986 and derived from obligations of New York State or a political subdivision thereof, although they will be subject to New York State and City tax with respect to any gains realized when such obligations are sold, redeemed or paid at maturity or when any such Units are sold or redeemed.

         NORTH CAROLINA RISK FACTORS. The financial condition of the State of North Carolina is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of North Carolina currently maintains a "triple A" bond rating from Standard & Poor's and Moody's on its general obligation indebtedness.

         Further information concerning North Carolina risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. The portfolio of the North Carolina Quality Trust consists of bonds issued by the State of North Carolina or municipalities, authorities or political subdivisions thereof (the "North Carolina Bonds") or by territories or possessions of the United States. We have assumed for the purposes of this opinion that the issuers of bonds other than North Carolina Bonds will be limited to the Commonwealth of Puerto Rico, the United States Virgin Islands or Guam, or their respective public authorities (collectively, the "Possession Bonds") (the North Carolina Bonds and the Possession Bonds are sometimes referred to herein as the "Bonds").

         In the opinion of special counsel to the Fund for North Carolina tax matters, in summary under existing North Carolina law, upon the establishing of the North Carolina Quality Trust and the Units thereunder:

         (1) The North Carolina Quality Trust is not an "association" taxable as a corporation under North Carolina law with the result that income of the North Carolina Quality Trust will be deemed to be income of the Unitholder.

         (2) Interest on the Bonds that is exempt from North Carolina income tax when received by the North Carolina Quality Trust will retain its tax-exempt status when received by the Unitholders.

         (3) Unitholders will realize a taxable event when the North Carolina Quality Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when a Unitholder redeems or sells his Units (or any of them), and taxable gains for Federal income tax purposes may result in gain taxable as ordinary income for North Carolina income tax purposes. However, when a Bond has been issued under an act of the North Carolina General Assembly that provides that all income from such Bond, including any profit made from the sale thereof, shall be free from all taxation by the State of North Carolina, any such profit received by the North Carolina Quality Trust will retain its tax-exempt status in the hands of the Unitholders.

         (4) Unitholders must amortize their proportionate shares of any premium on a Bond. Amortization for each taxable year is accomplished by lowering the Unitholder's basis (as adjusted) in his Units with no deduction against gross income for the year.

         The opinion of Hunton & Williams is based, in part, on the opinion of Chapman and Cutler regarding Federal tax status.

         OHIO RISK FACTORS. The financial condition of the State of Ohio is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its fiscal year or fiscal biennium in a deficit position.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Ohio economy continues to rely in part on durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. Yet, the Ohio economy has become more diversified with expansion into the service and other non-manufacturing sectors. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State governmental operations and consequently its ability to pay debt service on its obligations.

     The State maintains a general obligation bond rating of AA+ from Standard & Poor's and AA1 from Moody's. Further information concerning Ohio risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         In the opinion of special counsel to the Trust for Ohio tax matters, assuming the Ohio IM-IT continues to qualify as a grantor trust under Section 676(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that at all times at least fifty percent (50%) of the value of the total assets of the Ohio IM-IT will consist of interest-bearing Obligations of the State of Ohio or its political subdivisions or similar obligations of other states of their political subdivisions under existing law:

         (1) The Ohio IM-IT Trust is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, school district or municipal income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.

         (2) Distributions with respect to Units of the Ohio IM-IT Trust ("Distributions") will be treated as the income of the Unitholders for purposes of the Ohio personal income tax, and school district and municipal income taxes in Ohio and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unitholder.

         (3) Distributions properly attributable to interest on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations") held by the Trust are exempt from the Ohio personal income tax, school district and municipal income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

         (4) Distributions properly attributable to interest on obligations issued by the governments of Puerto Rico, the Virgin Islands or Guam ("Territorial Obligations") held by the Ohio IM-IT Trust the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio and, provided such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

         (5) Distributions properly attributable to proceeds of insurance paid to the Ohio IM-IT Trust that represent maturing or matured interest on defaulted obligations held by the Ohio IM-IT Trust and that are excluded from gross income for federal income tax purposes will be exempt from Ohio personal income tax, and school district and municipal income taxes in Ohio and the net income base of the Ohio corporation franchise tax.

         (6) Distributions of profit made on the sale, exchange or other disposition by the Ohio IM-IT Trust of Ohio Obligations, including distributions of "capital gain dividends" as defined in Section 852(b)(3)(C) of the Code, properly attributable to the sale, exchange or other disposition of Ohio Obligations are exempt from Ohio personal income tax, and school district and municipal income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax.

         OKLAHOMA RISK FACTORS. The financial condition of the State of Oklahoma is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Oklahoma has broadened its economic base to rely less on petroleum and agriculture and has expanded in manufacturing. These industries tend to be highly cyclical and there is no assurance that Oklahoma's current expansionary phase will continue.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     The State maintains a bond rating of Aa3, AA and AA from Moody's, Standard & Poor's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.

         Further information concerning Oklahoma risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Oklahoma Trust, Special Counsel to the Fund for Oklahoma tax matters rendered an opinion under then existing Oklahoma income tax law applicable to taxpayers whose income is subject to Oklahoma income taxation substantially to the effect that:

         The assets of the Oklahoma Trust will consist of interest-bearing obligations issued by or on behalf of the State of Oklahoma (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Oklahoma Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds"). At the respective times of issuance of the Oklahoma Bonds, certain, but not necessarily all, of the issues of the Oklahoma Bonds may have been accompanied by an opinion of bond counsel to the respective issuing authorities that interest on such Oklahoma Bonds (the "Oklahoma Tax-Exempt Bonds") are exempt from the income tax imposed by the State of Oklahoma that is applicable to individuals and corporations (the "Oklahoma State Income Tax"). The Oklahoma Trust may include Oklahoma Bonds the interest on which is subject to the Oklahoma State Income Tax (the "Oklahoma Taxable Bonds"). SEE "PORTFOLIO" WHICH INDICATES BY FOOTNOTE WHICH OKLAHOMA BONDS ARE OKLAHOMA TAX-EXEMPT BONDS (ALL OTHER OKLAHOMA BONDS INCLUDED IN THE PORTFOLIO ARE OKLAHOMA TAXABLE BONDS).

         Neither the Sponsor nor its counsel has independently examined the Bonds to be deposited in and held in the Oklahoma Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Oklahoma Tax-Exempt Bonds and the Possession Bonds, if received directly by a Unitholder, would be exempt from the Oklahoma State Income Tax. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Oklahoma Tax-Exempt Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oklahoma State Income Tax. Neither the Sponsor nor its counsel has made any review for the Oklahoma Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of Oklahoma.

         In the opinion of Special Counsel to the Fund for Oklahoma tax matters, under existing laws as of the date of this Prospectus and based upon the assumptions set forth above:

         (1) For Oklahoma State Income Tax purposes, the Oklahoma Trust is not an association taxable as a corporation, each Unitholder of the Trust will be treated as the owner of a pro rata portion of the Oklahoma Trust and the income of such portion of the Oklahoma Trust will be treated as the income of the Unitholder.

         (2) Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Oklahoma State Income Tax if received directly by a Unitholder will be exempt from the Oklahoma State Income Tax when received by the Trust and distributed to such Unitholder. A Unitholder's pro rata portion of any interest paid and original issue discount, if any, on the Bonds which would be subject to the Oklahoma State Income Tax if received directly by a Unitholder, including, for example interest paid and original issue discount, if any, on the Oklahoma Taxable Bonds, will be taxable to such Unitholder for Oklahoma State Income Tax purposes when received by the Oklahoma Trust.

         (3) To the extent that interest paid and original issue discount, if any, derived from the Oklahoma Trust by a Unitholder with respect to Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a, and 48 U.S.C. Section 1403, such interest paid and original issue discount, if any, will not be subject to the Oklahoma State Income Tax.

         (4) Each Unitholder of the Oklahoma Trust will recognize gain or loss for Oklahoma State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale, payment at maturity or otherwise) or if the Unitholder redeems or sells Units of the Oklahoma Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount equal to their original cost.

         (5) Although no opinion is expressed herein, we have been informally advised by the Oklahoma Tax Commission that any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for federal income tax purposes should be excludable from the Oklahoma State Income Tax to the same extent as such interest would have been if paid by the issuer of such Bonds held by the Oklahoma Trust provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

         (6) The Oklahoma State Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Oklahoma Trust, the interest on which is exempt from such tax if such interest is not deductible for federal income tax purposes. Special rules apply in the case of certain banks and financial institutions.

         Title 68 Section 1201 of the Oklahoma Statutes Annotated imposes a franchise tax on "corporations" and certain other organizations organized under the laws of or qualified to do or doing business in, the State of Oklahoma. Recent Oklahoma administrative guidance has indicated that a federal grantor trust (a fixed investment trust) is characterized as a business trust and thus a corporation for estate tax purposes. Accordingly, the Oklahoma Tax Commission may hold that all fixed unit investment trusts are corporations subject to the Oklahoma franchise tax. Although Chapman and Cutler expresses no opinion with respect to taxation of the Oklahoma Trust for Oklahoma franchise tax purposes, there is a reasonable basis to conclude that the Oklahoma Trust is not subject to the Oklahoma franchise tax because the Trust would not be considered as "doing business" within the State. The Oklahoma franchise tax is equal to $1.25 per $1,000 of the capital used, invested or employed in the State of Oklahoma not to exceed $20,000 per year.

         The scope of this opinion is expressly limited to the matters set forth herein, and we express no other opinions of law with respect to the state or local taxation of the Oklahoma Trust, the purchase, ownership or disposition of Units or the Unitholders under Oklahoma law. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Oklahoma Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oklahoma Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Oklahoma Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         OREGON RISK FACTORS. The financial condition of the State of Oregon is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Oregon economy continues to slow after the economic boom of the construction and manufacturing industries in 1994-96. Oregon consumers are turning to business as the primary force behind the State's economic expansion. Moreover, Oregon could be impacted by problems in its timber industry such as severe weather conditions.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     The State maintains a bond rating of Aa2, AA and AA from Moody's, Standard & Poor's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.

         Further information concerning Oregon risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Oregon Trust, Special Counsel to each Oregon Trust for Oregon tax matters rendered an opinion under then existing Oregon income tax law applicable to taxpayers whose income is subject to Oregon income taxation substantially to the effect that:

         The assets of the Oregon Trust will consist of interest-bearing obligations issued by or on behalf of the State of Oregon (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Oregon Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds"). Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Oregon Trust. Although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for federal income tax purposes; and (iii) interest on the Bonds, if received directly by an Oregon Unitholder, would be exempt from the Oregon income tax applicable to individuals (the "Oregon Personal Income Tax").

         In the opinion of counsel to the Sponsor, under existing Oregon law and based on the assumptions set forth above:

         The Oregon Trust is not an association taxable as a corporation and based upon an administrative rule of the Oregon State Department of Revenue, each Oregon Unitholder of the Oregon Trust will be essentially treated as the owner of a pro rata portion of the Oregon Trust and the income of such portion of the Oregon Trust will be treated as the income of the Oregon Unitholder for Oregon Personal Income Tax purposes;

         Interest on the Bonds which is exempt from the Oregon Personal Income Tax when received by the Oregon Trust, and which would be exempt from the Oregon Personal Income Tax if received directly by an Oregon Unitholder, will retain its status as exempt from such tax when received by the Oregon Trust and distributed to an Oregon Unitholder;

         To the extent that interest derived from the Oregon Trust by an Oregon Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to the Oregon Personal Income Tax;

         Each Oregon Unitholder of the Oregon Trust will recognize gain or loss for Oregon Personal Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale, payment at maturity or otherwise) or if the Oregon Unitholder redeems or sells Units of the Oregon Trust to the extent that such a transaction results in a recognized gain or loss to such Oregon Unitholder for federal income tax purposes; and

         The Oregon Personal Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Oregon Trust, the interest on which is exempt from such Tax.

         Investors should consult their tax advisers regarding collateral tax consequences under Oregon law relating to the ownership of the Units, including, but not limited to, the calculation of "net pension income" tax credits for retirees and the applicability of other Oregon taxes. Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Oregon Law. Ownership of the Units may result in collateral Oregon tax consequences to certain tax payers.

         Counsel to the Sponsor has not examined any of the Bonds to be deposited and held in the Oregon Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto and therefore it expresses no opinion as to the exemption from the Oregon Personal Income Tax of interest on the Bonds if received directly by an Oregon Unitholder. In addition, prospective purchasers subject to the Oregon corporate income tax should be advised that for purposes of the Oregon Corporate Income (Excise) Tax, interest on the Bonds received by the Oregon Trust and distributed to an Oregon Unitholder subject to such tax will be added to the corporate Oregon Unitholder's Federal taxable income and therefore will be taxable. No opinion is expressed regarding the Oregon taxation of foreign or domestic insurance companies. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Oregon Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oregon Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Oregon Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         PENNSYLVANIA RISK FACTORS. The financial condition of the Commonwealth of Pennsylvania is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the Commonwealth has experienced significant revenue shortfalls.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Historically, the economy of the Commonwealth has been dependent on heavy industry and manufacturing. Growth in the Commonwealth economy has more recently been in the service sector, including trade, health services and educational institutions. Growth in these sectors may be affected by federal funding and state legislation.

         The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations.

         All outstanding general obligation bonds of the Commonwealth are rated AA by Standard and Poor's and Aa3 by Moody's.

         Further information concerning Pennsylvania risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. We have examined certain laws of the State of Pennsylvania (the "State") to determine their applicability to the Pennsylvania IM-IT Trust and to the holders of Units in the Pennsylvania IM-IT Trust who are residents of the State of Pennsylvania (the "Unitholders"). The assets of the Pennsylvania IM-IT Trust will consist of interest-bearing obligations issued by or on behalf of the State, any public authority, commission, board or other agency created by the State or a political subdivision of the State, or political subdivisions thereof (the "Bonds"). Distributions of income with respect to the Bonds received by the Pennsylvania IM-IT Trust will be made monthly.

         Although we express no opinion with respect thereto, in rendering the opinion expressed herein, we have assumed that: (i) the Bonds were validly issued by the State or its municipalities, as the case may be, (ii) the interest thereon is excludable from gross income for federal income tax purposes, (iii) the interest thereon is exempt from Pennsylvania State and local taxes and (iv) the Bonds are exempt from county personal property taxes. This opinion does not address the taxation of persons other than full-time residents of Pennsylvania.

         In the opinion of special counsel for the Pennsylvania IM-IT Trust for Pennsylvania tax matters, under existing Pennsylvania law as of the date of this Prospectus and based upon the assumptions set forth above:

         (1) The Pennsylvania IM-IT Trust will have no tax liability for purposes of the personal income tax (the "Personal Income Tax"), the corporate income tax (the "Corporate Income Tax") and the capital stock-franchise tax (the "Franchise Tax"), all of which are imposed under the Pennsylvania Tax Reform Code of 1971, or the Philadelphia School District Investment Net Income Tax (the "Philadelphia School Tax") imposed under Section 19-1804 of the Philadelphia Code of Ordinances.

         (2) Interest on the Bonds, net of Pennsylvania IM-IT Trust expenses, which is exempt from the Personal Income Tax when received by the Pennsylvania IM-IT Trust and which would be exempt from such tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Pennsylvania IM-IT Trust and distributed to such Unitholder. Interest on the Bonds which is exempt from the Corporate Income Tax and the Philadelphia School Tax when received by the Pennsylvania IM-IT Trust and which would be exempt from such taxes if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Pennsylvania IM-IT Trust and distributed to such Unitholder.

         (3) Distributions from the Pennsylvania IM-IT Trust attributable to capital gains recognized by the Pennsylvania IM-IT Trust upon its disposition of a Bond issued on or after February 1, 1994, will be taxable for purposes of the Personal Income Tax and the Corporate Income Tax. No opinion is expressed with respect to the taxation of distributions from the Pennsylvania IM-IT Trust attributable to capital gains recognized by the Pennsylvania IM-IT Trust upon its disposition of a Bond issued before February 1, 1994.

         (4) Distributions from the Pennsylvania IM-IT Trust attributable to capital gains recognized by the Pennsylvania IM-IT Trust upon its disposition of a Bond will be exempt from the Philadelphia School Tax if the Bond was held by the Pennsylvania IM-IT Trust for a period of more than six months and the Unitholder held his Unit for more than six months before the disposition of the Bond. If, however, the Bond was held by the Pennsylvania IM-IT Trust or the Unit was held by the Unitholder for a period of less than six months, then distributions from the Pennsylvania IM-IT Trust attributable to capital gains recognized by the Pennsylvania IM-IT Trust upon its disposition of a Bond issued on or after February 1, 1994 will be taxable for purposes of the Philadelphia School Tax; no opinion is expressed with respect to the taxation of any such gains attributable to Bonds issued before February 1, 1994.

         (5) Insurance proceeds paid under policies which represent maturing interest on defaulted obligations will be exempt from the Corporate Income Tax to the same extent as such amounts are excluded from gross income for federal income tax purposes. No opinion is expressed with respect to whether such insurance proceeds are exempt from the Personal Income Tax or the Philadelphia School Tax.

         (6) Each Unitholder will recognize gain for purposes of the Corporate Income Tax if the Unitholder redeems or sells Units of the Pennsylvania IM-IT Trust to the extent that such a transaction results in a recognized gain to such Unitholder for federal income tax purposes and such gain is attributable to Bonds issued on or after February 1, 1994. No opinion is expressed with respect to the taxation of gains realized by a Unitholder on the sale or redemption of a Unit to the extent such gain is attributable to Bonds issued prior to February 1, 1994.

         (7) A Unitholder's gain on the sale or redemption of a Unit will be subject to the Personal Income Tax, except that no opinion is expressed with respect to the taxation of any such gain to the extent it is attributable to Bonds issued prior to February 1, 1994.

         (8) A Unitholder's gain upon a redemption or sale of Units will be exempt from the Philadelphia School Tax if the Unitholder held his Unit for more than six months and the gain is attributable to Bonds held by the Pennsylvania IM-IT Trust for a period of more than six months. If, however, the Unit was held by the Unitholder for less than six months or the gain is attributable to Bonds held by the Pennsylvania IM-IT Trust for a period of less than six months, then the gains will be subject to the Philadelphia School Tax; except that no opinion is expressed with respect to the taxation of any such gains attributable to Bonds issued before February 1, 1994.

         (9) The Bonds will not be subject to taxation under the County Personal Property Tax Act of June 17, 1913 (the "Personal Property Tax"). Personal property taxes in Pennsylvania are imposed and administered locally, and thus no assurance can be given as to whether Units will be subject to the Personal Property Tax in a particular jurisdiction. However, in our opinion, Units should not be subject to the Personal Property Tax.

         Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax, the Corporate Income Tax or the Philadelphia School Tax.

         We have not examined any of the Bonds to be deposited and held in the Pennsylvania IM-IT Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from federal or state income taxation of interest on the Bonds if interest thereon had been received directly by a Unitholder.

         Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Pennsylvania law. Ownership of the Units may result in collateral Pennsylvania tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         SOUTH CAROLINA RISK FACTORS. The state of South Carolina is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting primarily of manufacturing, but expanding into the trade and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of South Carolina currently maintains a "triple A" bond rating from Standard & Poor's and Moody's on its general obligation indebtedness.

         Further information concerning South Carolina risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each South Carolina Trust, Special Counsel for each South Carolina Trust for South Carolina tax matters rendered an opinion under then existing South Carolina income tax law applicable to taxpayers whose income is subject to South Carolina income taxation substantially to the effect that:

         In the opinion of special counsel to the Fund for South Carolina tax matters, under existing South Carolina law:

         (1) By the provision of paragraph (j) of Section 3 of Article 10 of the South Carolina Constitution (revised 1977) intangible personal property is specifically exempted from any and all ad valorem taxation.

         (2) Pursuant to the provisions of Section 12-7-430(b), as interpreted by South Carolina Revenue Ruling #91-15, interest from obligations issued by the State of South Carolina or any of its political subdivisions, as well as interest derived from bonds issued by the Government of Puerto Rico, which is exempt from federal income taxes is exempt from income taxes and that the exemption so granted extends to all recipients of interest paid thereon through the Trust. (This opinion does not extend to so-called 63-20 obligations.)

         (3) The income of the Trust would be treated as income to each Unitholder of the Trust in the proportion that the number of Units of the Trust held by the Unitholder bears to the total number of Units of the Trust outstanding. For this reason, interest derived by the Trust that would not be includible in income for South Carolina income tax purposes when paid directly to a South Carolina Unitholder will be exempt from South Carolina income taxation when received by the Trust and attributed to such South Carolina Unitholder.

         (4) Each Unitholder will recognize gain or loss for South Carolina state income tax purposes if the Trustee disposes of a Bond (whether by sale, payment on maturity, retirement or otherwise) or if the Unitholder redeems or sells his Unit.

         (5) The Trust would be regarded, under South Carolina law, as a common trust fund and therefore not subject to taxation under any income tax law of South Carolina.

         The above described opinion has been concurred in by an informal ruling of the South Carolina Tax Commission pursuant to Section 12-3-170 of the South Carolina Code.

         TENNESSEE RISK FACTORS. The financial condition of the State of Tennessee is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by a diverse agricultural sector. These sectors tend to be more cyclical than other sectors.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     The State of Tennessee currently maintains a "AA+", "Aaa" and "AAA" bond rating from Standard & Poor's, Moody's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.

         Further information concerning Tennessee risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Tennessee Trust, Special Counsel to the Fund for Tennessee tax matters rendered an opinion under then existing Tennessee income tax law applicable to taxpayers whose income is subject to Tennessee income taxation substantially to the effect that:

         The assets of the Tennessee Trust will consist of bonds issued by the State of Tennessee (the "State") or any county or any municipality or political subdivision thereof, including any agency, board, authority or commission, the interest on which is exempt from the Hall Income Tax imposed by the State of Tennessee ("Tennessee Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds") (collectively, the "Bonds").

         Under Tennessee law, a unit investment trust taxable as a grantor trust for federal income tax purposes is entitled to special Tennessee State tax treatment (as more fully described below) with respect to its proportionate share of interest income received or accrued with respect to the Tennessee Bonds. Tennessee law also provides an exemption for distributions made by a unit investment trust or mutual fund that are attributable to "bonds or securities of the United States government or any agency or instrumentality thereof" ("U.S. Government, Agency or Instrumentality Bonds"). If it were determined that the Tennessee Trust held assets other than Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, a proportionate share of distributions from the Tennessee Trust would be taxable to Unitholders for Tennessee Income Tax purposes.

         Further, this provision appears only to provide an exemption for distributions that relate to interest income, distributions by the Trust that relate to capital gains realized from the sale or redemption of Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds are likely to be treated as taxable dividends for purposes of the Hall Income Tax. However, capital gains realized directly by a Unitholder when the Unitholder sells or redeems his Unit will not be subject to the Hall Income Tax. The opinion set forth below assumes that the interest on the Tennessee Bonds, if received directly by a Unitholder, would be exempt from the Hall Income Tax under Tennessee State law. This opinion does not address the taxation of persons other than full-time residents of the State of Tennessee.

         Because this provision only provides an exemption for distributions attributable to interest on Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, it must be determined whether bonds issued by the Government of Puerto Rico qualify as U.S. Government, Agency or Instrumentality Bonds. For Hall Income Tax purposes, there is currently no published administrative interpretation or opinion of the Attorney General of Tennessee dealing with the status of distributions made by unit investment trusts such as the Tennessee Trust that are attributable to interest paid on bonds issued by the Government of Puerto Rico. However, in a letter dated August 14, 1992 (the "Commissioner's Letter"), the Commissioner of the State of Tennessee Department of Revenue advised that Puerto Rico would be an "instrumentality" of the U.S. Government and treated bonds issued by the Government of Puerto Rico as U.S. Government, Agency or Instrumentality Bonds. Based on this conclusion, the Commissioner advised that distributions from a mutual fund attributable to investments in Puerto Rico Bonds are exempt from the Hall Income Tax. Both the Sponsor and Chapman and Cutler, for purposes of its opinion (as set forth below), have assumed, based on the Commissioner's Letter, that bonds issued by the Government of Puerto Rico are U.S. Government, Agency or Instrumentality Bonds. However, it should be noted that the position of the Commissioner is not binding, and is subject to change, even on a retroactive basis.

         The Sponsor cannot predict whether new legislation will be enacted into law affecting the tax status of Tennessee Trusts. The occurrence of such an event could cause distributions of interest income from the Trust to be subject to the Hall Income Tax. Investors should consult their own tax advisors in this regard. It is assumed for purposes of the discussion and opinion below that the Bonds constitute debt for federal income tax purposes.

         In the opinion of Chapman and Cutler, Counsel to the Sponsor, under existing Tennessee State law as of the date of this prospectus:

         For purposes of the Hall Income Tax, the Tennessee Excise Tax imposed by Section 67-4-2005 (the "State Corporate Income Tax"), and the Tennessee Franchise Tax imposed by Section 67-4-2105, the Tennessee Trust will not be subject to such taxes.

     For Hall Income Tax purposes, a proportionate share of such distributions from the Tennessee Trust to Unitholders, to the extent attributable to interest on the Tennessee Bonds (based on the relative proportion of interest received or accrued attributable to Tennessee Bonds) will be exempt from the Hall Income Tax when distributed to such Unitholders. Based on the Commissioner's Letter, distributions from the Tennessee Trust to Unitholders, to the extent attributable to interest on the Puerto Rico Bonds (based on the relative proportion of interest received or accrued attributable to the Puerto Rico Bonds) will be exempt from the Hall Income Tax when distributed to such Unitholders. A proportionate share of distributions from the Tennessee Trust attributable to assets other than the Bonds would not, under current law, be exempt from the Hall Income Tax when distributed to Unitholders.

         For State Corporate Income Tax Purposes, Tennessee law does not provide an exemption for interest on Tennessee Bonds and requires that all interest excludable from federal gross income must be included in calculating "net earnings" subject to the State Corporate Income Tax. No opinion is expressed regarding whether such tax would be imposed on the earnings or distributions of the Tennessee Trust (including interest on the Bonds or gain realized upon the disposition of the Bonds by the Tennessee Trust) attributable to Unitholders subject to the State Corporate Income Tax. However, based upon prior written advice from the Tennessee Department of Revenue, earnings and distributions from the Tennessee Trust (including interest on the Tennessee Bonds or gain realized upon the disposition of the Tennessee Bonds by the Tennessee Trust) attributable to the Unitholders should be exempt from the State Corporate Income Tax. The position of the Tennessee Department of Revenue is not binding, and is subject to change, even on a retroactive basis.

         Each Unitholder will realize taxable gain or loss for State Corporate Income Tax purposes when the Unitholder redeems or sells his Units, at a price that differs from original cost as adjusted for accretion or any discount or amortization of any premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Tennessee Trust, if later. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain when the Units are sold or redeemed for an amount equal to or less than their original cost.

         For purposes of the Tennessee Property Tax, the Tennessee Trust will be exempt from taxation with respect to the Bonds it holds. As for the taxation of the Units held by the Unitholders, although intangible personal property is not presently subject to Tennessee taxation, no opinion is expressed with regard to potential property taxation of the Unitholders with respect to the Units because the determination of whether property is exempt from such tax is made on a county by county basis.

         No opinion is expressed herein regarding whether insurance proceeds paid in lieu of interest on the Bonds held by the Tennessee Trust (including the Tennessee Bonds) are exempt from the Hall Income Tax. Distributions of such proceeds to Unitholders may be subject to the Hall Income Tax.

     The Bonds and the Units held by the Unitholder will not be subject to Tennessee sales and use taxes. Neither the Sponsor or Chapman and Cutler have examined any of the Bonds to be deposited and held in the Tennessee Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder. It is assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, it is assumed that, with respect to the Tennessee Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Income taxes imposed and, with respect to the Puerto Rico Bonds, bond counsel to the issuing authorities rendered opinions as the exemption from all state and local income taxation of the Puerto Rico Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Tennessee Trust of the proceedings relating to the issuance of the Bonds or the bases for the opinions rendered in connection therewith.

         Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Tennessee law. Ownership of the Units may result in collateral Tennessee tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         TEXAS RISK FACTORS. The financial condition of the State of Texas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Texas labor force is concentrated in oil and gas extraction, pipelines and petroleum production. These industries tend to be highly cyclical. Texas's largest industries in terms of earnings have traditionally been services, government and trade. There is no assurance that these industries will continue to grow.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a bond rating of Aa1 and AA from Moody's and Standard & Poor's, respectively, on its general obligation indebtedness.

         Further information concerning Texas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Texas Trust, Special Counsel to the Fund for Texas tax matters rendered an opinion under then existing Texas income taw law applicable to taxpayers whose income is subject to Texas income taxation substantially to the effect that:

         (1) Neither the State nor any political subdivision of the State currently imposes an income tax on individuals. Therefore, no portion of any distribution received by an individual Unitholder of the Trust in respect of his Units, including a distribution of the proceeds of insurance in respect of such Units, is subject to income taxation by the State or any political subdivision of the State;

         (2) Except in the case of certain transportation businesses, savings and loan associations and insurance companies, no Unit of the Trust is taxable under any property tax levied in the State;

         (3) The "inheritance tax" of the State, imposed upon certain transfers of property of a deceased resident individual Unitholder, may be measured in part upon the value of Units of the Trust included in the estate of such Unitholder; and

         (4) With respect to any Unitholder which is subject to the State corporate franchise tax, Units in the Trust held by such Unitholder, and distributions received therein, will be taken into account in computing the "taxable capital" of the Unitholder allocated to the State, one of the bases by which such franchise tax is currently measured (the other being a corporation's "net capital earned surplus," which is, generally, its net corporate income plus officers and directors income).

     The opinion set forth in clause (2), above, is limited to the extent that Units of the Trust may be subject to property taxes levied in the State if held on the relevant date: (i) by a transportation business described in V.T.C.A., Tax Code, Subchapter A, Chapter 24; (ii) by a savings and loan association formed under the laws of the State (but only to the extent described in section
11.09 of the Texas Savings and Loan Act, Vernon's Ann. Civ. St. art. 852a); or
(iii), by an insurance company incorporated under the laws of the State (but only to the extent described in V.A.T.S., Insurance Code, Art. 4.01). Each Unitholder described in the preceding sentence should consult its own tax advisor with respect to such matters.

         Corporations subject to the State franchise tax should be aware that in its first called 1991 session, the Texas Legislature adopted, and the Governor has signed into law, certain substantial amendments to the State corporate franchise tax, the effect of which may be to subject to taxation all or a portion of any gains realized by such a corporate Unitholder upon the sale, exchange or other disposition of a Unit. The amendments are applicable to taxable periods commencing January 1991, and to each taxable period thereafter. Because no authoritative judicial, legislative or administrative interpretation of these amendments has been issued, and there remain many unresolved questions regarding its potential effect on corporate franchise taxpayers, each corporation which is subject to the State franchise tax and which is considering the purchase of Units should consult its tax advisor regarding the effect of these amendments.

         VIRGINIA RISK FACTORS. The financial condition of the Commonwealth of Virginia is affected by various national, economic, social and environmental policies and conditions. The Virginia Constitution requires a balanced biennial budget and contains limits on the amount of general obligation bonds which the Commonwealth can issue. Additionally, Constitutional and statutory limitations concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the Commonwealth and its various regions and, therefore, the ability of the Commonwealth and its local governments to satisfy the Bonds, are affected by numerous factors. The employment in the Commonwealth has been and continues to be significantly and adversely affected by the cutbacks in federal government spending, particularly defense, and the reduction of jobs in the mining industry.

         The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.

         The Commonwealth of Virginia currently maintains a "triple A" bond rating from Standard & Poor's, Moody's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.).

         Further information concerning Virginia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Virginia Trust, Special Counsel to each Virginia Trust for Virginia tax matters rendered an opinion under then existing Virginia income tax law applicable to taxpayers whose income is subject to Virginia income taxation substantially to the effect that:

         The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Virginia or counties, municipalities, authorities or political subdivisions thereof (the "Virginia Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds," and collectively with the Virginia Bonds, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax where rendered by bond counsel to the respective issuing authorities, (ii) the interest thereon is excludable from gross income for federal income tax purposes (iii) the interest thereon is exempt from income tax imposed by Virginia that is applicable to individuals and corporations (the "Virginia Income Tax") and, (iv) with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local taxation. The opinion set forth below does not address the taxation of persons other than full time residents of Virginia.

         In the opinion of Chapman and Cutler, special counsel to the Fund for Virginia tax matters, under existing law as of the date of this prospectus and based upon the assumptions set forth above:

         (1) The Virginia Trust is not an association taxable as a corporation for purposes of the Virginia Income Tax and each Unitholder of the Trust will be treated as the owner of a pro rata portion of each of the assets held by the Trust and the income of such portion of the Virginia Trust will be treated as income of the Unitholder for purposes of the Virginia Income Tax.

         (2) Interest on the Virginia Bonds which is exempt from Virginia Income Tax when received by the Virginia Trust, and which would be exempt from Virginia Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Trust and distributed to such Unitholder.

         (3) Interest on the Possession Bonds which is excludable from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Trust will be exempt from Virginia income taxation and therefore will not be includible in the income of the Unitholder for Virginia income tax purposes when distributed by the Trust and received by the Unitholders.

         (4) The Virginia legislature has recently enacted a law, effective July 1, 1997, that would exempt from the Virginia Income Tax income derived on the sale or exchange of obligations of the Commonwealth of Virginia or any political subdivision or instrumentality of the Commonwealth of Virginia. However, Virginia law does not address whether this exclusion would apply to gains recognized through entities such as the Virginia Trust. Accordingly, we express no opinion as to the treatment for Virginia Income Tax purposes of any gain or loss recognized by a Unitholder for federal income tax purposes.

         (5) The Virginia Income Tax does not permit a deduction of interest paid on indebtedness incurred or continued to purchase or carry Units in the Virginia Trust to the extent that interest income related to the ownership of Units is exempt from the Virginia Income Tax.

         In the case of Unitholders subject to the Virginia Bank Franchise Tax, the income derived by such a Unitholder from his pro rata portion of the Virginia Bonds held by the Virginia Trust may affect the determination of such Unitholder's Bank Franchise Tax. Prospective investors subject to the Virginia Bank Franchise Tax should consult their tax advisors. Chapman and Cutler has expressed no opinion with respect to taxation under any other provisions of Virginia law. Ownership of the Units may result in collateral Virginia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         WEST VIRGINIA RISK FACTORS. The financial condition of the State of West Virginia is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. West Virginia's primary employment is in the services, trade and government. These sectors tend to be cyclical and can cause problems for the economy. West Virginia has historically had a higher unemployment rate than the U.S. which also affects the economy.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of West Virginia currently maintains a "AA-" and "AA3" bond rating from Standard & Poor's and Moody's, respectively, on its general obligation indebtedness.

         Further information concerning West Virginia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. The assets of the West Virginia Trust will consist of interest-bearing obligations issued by or on behalf of the State of West Virginia ("West Virginia") or counties, municipalities, authorities or political subdivisions thereof the interest on which is expected to qualify as exempt from West Virginia income taxes (the "West Virginia Bonds") or by the Commonwealth of Puerto Rico, Guam or the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the West Virginia Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the West Virginia personal income tax applicable to individuals (the "West Virginia Personal Income Tax"). At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the West Virginia Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the West Virginia Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the West Virginia Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full-time residents of West Virginia.

         At the time of closing for each West Virginia Trust, Special Counsel to the Fund for West Virginia tax matters rendered an opinion, based upon the assumptions set forth above, under then existing West Virginia law substantially to the effect that:

         (1) The West Virginia Trust will not be subject to tax under the West Virginia Corporation Net Income Tax, the West Virginia Business Franchise Tax, or the West Virginia Personal Income Tax.

         (2) Interest on the Bonds which is exempt from the West Virginia Personal Income Tax when received by the West Virginia Trust, and which would be exempt from the West Virginia Personal Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the West Virginia Trust and distributed to such Unitholder.

         (3) For Unitholders subject to the West Virginia Corporation Net Income Tax, income of the West Virginia Trust received by them (except interest income with respect to Possession Bonds, as to which no opinion is expressed) is not exempt from the West Virginia Corporation Net Income Tax. However, such Unitholders may be entitled to a credit against the tax imposed under the West Virginia Corporation Net Income Tax Law based on their ownership of Units in the West Virginia Trust. Unitholders should consult their own advisors regarding the applicability and computation of any such credit.

         (4) Each Unitholder will recognize gain or loss for West Virginia Personal Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale, payment at maturity or otherwise) or if the Unitholder redeems or sells Units of the West Virginia Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes.

         (5) Insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for federal income tax purposes should be excludable from the West Virginia Personal Income Tax to the same extent as such interest would have been if paid by the issuer of such Bonds held by the West Virginia Trust.

         (6) The West Virginia Personal Income Tax does not permit a deduction of interest paid on indebtedness incurred or continued to purchase or carry Units in the West Virginia Trust to the extent that interest income related to the ownership of Units is exempt from the West Virginia Personal Income Tax.

         We have not examined any of the Bonds to be deposited and held in the West Virginia Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from federal or state income taxation of interest on the Bonds if interest thereon had been received directly by a Unitholder. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the West Virginia Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the West Virginia Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the West Virginia Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of West Virginia law. Ownership of the Units may result in collateral West Virginia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences. We have been informally advised by the Legal Division of the West Virginia Department of Tax and Revenue that Units may be subject to the West Virginia property tax (regardless of whether the Bonds held by the West Virginia Trust would be exempt from such tax if held directly by a Unitholder).

EXPENSES
--------------------------------------------------------------------------------

     GENERAL. The Trustee will periodically deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trusts. The Trustee also may withdraw from these Accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trusts. Amounts so withdrawn shall not be considered a part of a Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate Accounts. All costs and expenses incurred in creating and establishing the Trusts, including the cost of the initial preparation, printing and execution of the Trust Agreement and the certificates, legal and accounting expenses, advertising and selling expenses, expenses of the Trustee, initial evaluation fees and other out-of-pocket expenses have been borne by the Sponsor at no cost to the Trusts.

     SPONSOR, SUPERVISOR, EVALUATOR AND TRUSTEE. The Sponsor and the Supervisor, which is an affiliate of the Sponsor, will receive the annual fees indicated under "Summary of Essential Financial Information" in Prospectus Part I for providing bookkeeping and administrative services and for providing portfolio supervisory services for the Trusts. These fees may exceed the actual costs of providing these services for a Trust but the total amount received for providing these services to all Van Kampen unit investment trusts will not exceed the total cost of providing the services in any calendar year. The Evaluator will receive the annual evaluation fee indicated under "Summary of Essential Financial Information" in Prospectus Part I for evaluating each Trust's portfolio. For its services the Trustee will receive the fee indicated under "Summary of Essential Financial Information" in Prospectus Part I (which may be reduced as described therein). Part of the Trustee's compensation for its services is expected to result from the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions since these Accounts are non-interest bearing to Unitholders. These fees are based on the outstanding principal amount of bonds and Units on the Date of Deposit for the first year and as of the close of business on January 1 for each year thereafter.

     INSURANCE. Premiums for any portfolio insurance are obligations of each Insured Trust and are payable monthly by the Trustee on behalf of the Trust. As bonds covered by a portfolio insurance policy in an Insured Trust are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those bonds. If the Trustee exercises the right to obtain permanent insurance, the premiums payable for such permanent insurance will be paid solely from the proceeds of the sale of the related bonds.

     MISCELLANEOUS EXPENSES. The following additional charges are or may be incurred by the Trusts: (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trusts and the rights and interests of Unitholders, (e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Trusts without negligence, bad faith or willful misconduct on its part, (f) any special custodial fees payable in connection with the sale of any of the bonds in a Trust, (g) expenditures incurred in contacting Unitholders upon termination of the Trusts and (h) costs incurred to reimburse the Trustee for advancing funds to the Trusts to meet scheduled distributions (which costs may be adjusted periodically in response to fluctuations in short-term interest rates). Each Trust will pay the costs associated with updating its registration statement each year. The fees and expenses set forth herein are payable out of the Trusts. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio of the applicable Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by a Trust, the Trustee has the power to sell bonds to pay such amounts.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

         This prospectus does not contain all the information set forth in the registration statement filed by your Trust with the SEC. The Information Supplement, which has been filed with the SEC, includes more detailed information concerning the bonds in your Trust, investment risks and general information about the Trust. Information about your Trust (including the Information Supplement) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the Public Reference Room by calling 1-202-942-8090. Reports and other information about your Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

OTHER MATTERS
--------------------------------------------------------------------------------

         LEGAL MATTERS. The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Winston & Strawn has acted as counsel to the Trustee and special counsel to the Fund for New York tax matters.

         INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS. The statement of condition and the related portfolio included in Prospectus Part I have been audited by Grant Thornton LLP, independent certified public accountants, as set forth in their report in Prospectus Part I, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.




FOCUS ON . . .

  o YOUR PROSPECTUS PART II
    The Trusts........................................2
    Estimated Current and Long-Term Returns...........5
    Public Offering...................................5
    Fee Accounts......................................8
    Rights of Unitholders.............................8
    Insurance on the Bonds in the Insured Trusts.....10
    Fund Administration..............................10
    Federal Tax Status...............................11
    State Trust Risk Factors and Tax Status..........13
    Expenses.........................................44
    Additional Information...........................45
    Other Matters....................................45

  o DAILY PRICES
    (1)  Call our 24-Hour Pricing Line
         (800) 953-6785
  (1) Visit our Focus Portfolios Internet Pricing Page http://www.vankampen.com

  o ACCOUNT QUESTIONS
    (1)  Contact the Trustee
         (800) 221-7668

  o LEARNING MORE ABOUT UNIT TRUSTS
    (1)  Contact Van KampeN
         (630) 684-6000
    (1) Visit our Focus Portfolios Internet Product Page http://www.vankampen.com

  o ADDITIONAL INFORMATION
    You may obtain an Information Supplement that provides more details about your trust and its policies.
    (1) Visit the SEC Internet Site
         http://www.sec.gov
    (1)  Contact the Trustee
         (800) 221-7668


                                                                       SECPROPT2

                                   VAN KAMPEN
                                FOCUS PORTFOLIOS

                                  A DIVISION OF
                              VAN KAMPEN FUNDS INC.

                               Prospectus Part II

                                 September 2002

                         INSURED MUNICIPALS INCOME TRUST
                       INVESTORS' QUALITY TAX-EXEMPT TRUST

                           VAN KAMPEN FOCUS PORTFOLIOS
                                MUNICIPAL SERIES




                              VAN KAMPEN FUNDS INC.
                                1 Parkview Plaza
                                  P.O. Box 5555
                      Oakbrook Terrace, Illinois 60181-5555




                        VAN KAMPEN FOCUS PORTFOLIOS (SM)
                       A Division of Van Kampen Funds Inc.

                             INFORMATION SUPPLEMENT

                         INSURED MUNICIPALS INCOME TRUST
                       INVESTORS' QUALITY TAX-EXEMPT TRUST
                  VAN KAMPEN FOCUS PORTFOLIOS, MUNICIPAL SERIES

--------------------------------------------------------------------------------

   This Information Supplement provides additional information concerning the risks and operations of the Trusts which is not described in the prospectus for the Trusts. This Information Supplement should be read in conjunction with the Trust's prospectus. This Information Supplement is not a prospectus (but is incorporated into the prospectus by reference), does not include all of the information that an investor should consider before investing in a Trust and may not be used to offer or sell Units without the prospectus. Copies of the prospectus can be obtained by contacting the Sponsor at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by contacting your broker. This Information Supplement is dated as of the date of Prospectus Part I and all capitalized terms have been defined in the prospectus.


                                TABLE OF CONTENTS

                                                      PAGE                                                       PAGE

   Municipal Bond Risk Factors......................    2     Maine Risk Factors..............................    38
   Insurance on the Bonds in the Insured Trusts.....    6     Maryland Risk Factors...........................    39
   Portfolio Administration.........................   11     Massachusetts Risk Factors......................    41
   Sponsor Information..............................   12     Michigan Risk Factors...........................    42
   Trustee Information..............................   13     Minnesota Risk Factors..........................    44
   Termination of the Trust Agreement...............   14     Missouri Risk Factors...........................    46
   Description of Ratings...........................   14     Nebraska Risk Factors...........................    47
   Alabama Risk Factors.............................   16     New Jersey Risk Factors.........................    48
   Arizona Risk Factors.............................   17     New Mexico Risk Factors.........................    50
   Arkansas Risk Factors............................   19     New York Risk Factors...........................    52
   California Risk Factors..........................   21     North Carolina Risk Factors.....................    54
   Colorado Risk Factors............................   23     Ohio Risk Factors...............................    59
   Connecticut Risk Factors.........................   26     Oklahoma Risk Factors...........................    67
   Delaware Risk Factors............................   27     Oregon Risk Factors.............................    68
   Florida Risk Factors.............................   30     Pennsylvania Risk Factors.......................    70
   Georgia Risk Factors.............................   31     South Carolina Risk Factors.....................    72
   Hawaii Risk Factors..............................   33     Tennessee Risk Factors..........................    73
   Kansas Risk Factors..............................   33     Texas Risk Factors..............................    75
   Kentucky Risk Factors............................   34     Virginia Risk Factors...........................    76
   Louisiana Risk Factors...........................   37     West Virginia Risk Factors......................    78



                           MUNICIPAL BOND RISK FACTORS

   The Trusts include certain types of bonds described below. Accordingly, an investment in a Trust should be made with an understanding of the characteristics of and risks associated with such bonds. The types of bonds included in each Trust are described under "Portfolio" in the related Prospectus
Part I. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the bonds.

   Certain of the bonds may be general obligations of a governmental entity that are backed by the taxing power of such entity. All other bonds in the Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different bonds in a Trust, both within a particular classification and between classifications, depending on numerous factors.

   Certain of the bonds may be obligations which derive their payments from mortgage loans. Certain of such housing bonds may be FHA insured or may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. These bonds were issued under Section 103A of the Internal Revenue Code, which Section contains certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing bonds held by a Trust, the Sponsor at the Date of Deposit is not aware that any of the respective issuers of such bonds are actively considering the redemption of such bonds prior to their respective stated initial call dates.

   Certain of the bonds may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs.

   Certain of the bonds may be obligations of public utility issuers, including those selling wholesale and retail electric power and gas. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the bonds to make payments of principal and/or interest on such bonds.

   Certain of the bonds may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Such bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances.

   Certain of the bonds may be industrial revenue bonds ("IRBs"). IRBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such bonds, even though no actual takeover or other action is ever contemplated or effected.

   Certain of the bonds may be obligations that are secured by lease payments of a governmental entity (hereinafter called "lease obligations"). Lease obligations are often in the form of certificates of participation. Although the lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to appropriate for and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

   Certain of the bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trusts. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

   Certain of the bonds in certain of the Trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. From time to time the air transport industry has experienced significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints, acts of terrorism and other factors, and several airlines have experienced severe financial difficulties. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

   Certain of the bonds may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; and administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in a Trust prior to the stated maturity of the bonds.

   Certain of the bonds may have been acquired at a market discount from par value at maturity. The coupon interest rates on discount bonds at the time they were purchased and deposited in a Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium Securities and the prepayment benefit for lower yielding, discount bonds will be reduced. A bond purchased at a market discount and held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. See "Federal Tax Status" in Prospectus Part II. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue.

   Certain of the bonds may be "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest.

   Certain of the bonds may have been purchased on a "when, as and if issued" or "delayed delivery" basis. The delivery of any such bonds may be delayed or may not occur. Interest on these bonds begins accruing to the benefit of Unitholders on their respective dates of delivery. To the extent any bonds are actually delivered to the Fund after their respective expected dates of delivery, Unitholders who purchase their Units prior to the date such bonds are actually delivered to the Trustee would be required to adjust their tax basis in their Units for a portion of the interest accruing on such bonds during the interval between their purchase of Units and the actual delivery of such bonds. As a result of any such adjustment, the Estimated Current Returns during the first year would be slightly lower than those stated in the prospectus which would be the returns after the first year, assuming the portfolio of a Trust and estimated annual expenses other than that of the Trustee (which may be reduced in the first year only) do not vary from that set forth in Prospectus Part I. Unitholders will be "at risk" with respect to all bonds in the portfolios including "when, as and if issued" and "delayed delivery" bonds (i.e., may derive either gain or loss from fluctuations in the evaluation of such bonds) from the date they commit for Units.

   Certain of the bonds may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on Units of the Trust involved. Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of bonds or may require the mandatory redemption of bonds include, among others: a final determination that the interest on the bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the bonds are issued on the issuer of the bonds or the user of the proceeds of the bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the bonds; an overestimate of the costs of the project to be financed with the proceeds of the bonds resulting in excess proceeds of the bonds which may be applied to redeem bonds; or an underestimate of a source of funds securing the bonds resulting in excess funds which may be applied to redeem bonds. The issuer of certain bonds in a Trust may have sold or reserved the right to sell, upon the satisfaction of certain conditions, to third parties all or any portion of its rights to call bonds in accordance with the stated redemption provisions of such bonds. In such a case the issuer no longer has the right to call the bonds for redemption unless it reacquires the rights from such third party. A third party pursuant to these rights may exercise the redemption provisions with respect to a bond at a time when the issuer of the bond might not have called a bond for redemption had it not sold such rights. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of bonds. See also the discussion of single family mortgage and multi-family revenue bonds above for more information on the call provisions of such bonds.

   To the best knowledge of the Sponsor, there is no litigation pending as of the Date of Deposit in respect of any bonds which might reasonably be expected to have a material adverse effect upon the Fund or any of the Trusts. At any time after the Date of Deposit, litigation may be initiated on a variety of grounds with respect to bonds in a Trust. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, each Trust has received or will receive opinions of bond counsel to the issuing authorities of each bond on the date of issuance to the effect that such bonds have been validly issued and that the interest thereon is exempt from Federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the bonds.

                  INSURANCE ON THE BONDS IN THE INSURED TRUSTS

   Insurance has been obtained by each Insured Trust, by the issuer of bonds in an Insured Trust, by a prior owner of such bonds, or by the Sponsor prior to the deposit of such bonds in a Trust guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in such Trust. See "The Trusts--Objectives and Bond Selection" in Prospectus Part II. An insurance policy obtained by an Insured Trust, if any, is non-cancelable and will continue in force so long as such Trust is in existence, the respective Portfolio Insurer is still in business and the bonds described in such policy continue to be held by such Trust (see "Portfolio" for the respective Insured Trust in Prospectus
Part I). Any portfolio insurance premium for an Insured Trust, which is an obligation of such Trust, is paid by such Trust on a monthly basis. Non-payment of premiums on a policy obtained by an Insured Trust will not result in the cancellation of insurance but will force the insurer to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from such Trust. Premium rates for each issue of bonds protected by a policy obtained by an Insured Trust, if any, are fixed for the life of the Trust. The premium for any Preinsured Bond insurance has been paid by such issuer, by a prior owner of such bonds or the Sponsor and any such policy or policies are non-cancelable and will continue in force so long as the bonds so insured are outstanding and the respective Preinsured Bond Insurer remains in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims-paying ability of any such insurer deteriorates, the Portfolio Insurers have no obligation to insure any issue adversely affected by either of the above described events.

   The aforementioned portfolio insurance obtained by an Insured Trust, if any, guarantees the timely payment of principal and interest on the bonds when they fall due. For the purposes of insurance obtained by an Insured Trust, "when due" generally means the stated payment or maturity date for the payment of principal and interest. However, in the event (a) an issuer of a bond defaults in the payment of principal or interest on such bond, (b) such issuer enters into a bankruptcy proceeding or (c) the maturity of such bond is accelerated, the affected Portfolio Insurer has the option, in its sole discretion, after receiving notice of the earliest to occur of such a default, bankruptcy proceeding or acceleration to pay the outstanding principal amount of such bond plus accrued interest to the date of such payment and thereby retire the bond from the affected Trust prior to such bond's stated maturity date. The insurance does not guarantee the market value of the bonds or the value of the Units. Insurance obtained by an Insured Trust, if any, is only effective as to bonds owned by and held in such Trust. In the event of a sale of any such bond by the Trustee, such insurance terminates as to such bond on the date of sale.

   Pursuant to an irrevocable commitment of the Portfolio Insurers, the Trustee, upon the sale of a bond covered under a portfolio insurance policy obtained by an Insured Trust, has the right to obtain permanent insurance with respect to such bond (i.e., insurance to maturity of the bond regardless of the identity of the holder thereof) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and any expenses related thereto from the proceeds of the sale of such bond. Accordingly, any bond in an Insured Trust is eligible to be sold on an insured basis. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon such exercise the affected Trust would receive net proceeds (sale of bond proceeds less the insurance premium and related expenses attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such bonds were sold on an uninsured basis. The insurance premium with respect to each bond eligible for Permanent Insurance would be determined based upon the insurability of each bond as of the Date of Deposit and would not be increased or decreased for any change in the creditworthiness of each bond.

   The Sponsor believes that the Permanent Insurance option provides an advantage to an Insured Trust in that each bond insured by a Trust insurance policy may be sold out of the affected Trust with the benefits of the insurance attaching thereto. Thus, the value of the insurance, if any, at the time of sale, can be realized in the market value of the bond so sold (which is not the case in connection with any value attributable to an Insured Trust's portfolio insurance). See "Public Offering--Offering Price" in Prospectus Part II. Because any such insurance value may be realized in the market value of the bond upon the sale thereof upon exercise of the Permanent Insurance option, the Sponsor anticipates that (a) in the event an Insured Trust were to be comprised of a substantial percentage of bonds in default or significant risk of default, it is much less likely that such Trust would need at some point in time to seek a suspension of redemptions of Units than if such Trust were to have no such option (see "Rights of Unitholders--Redemption of Units" in Prospectus Part II) and (b) at the time of termination of an Insured Trust, if such Trust were holding defaulted bonds or bonds in significant risk of default such Trust would not need to hold such bonds until their respective maturities in order to realize the benefits of such Trust's portfolio insurance (see "Fund Administration--Termination of Trust Agreement" in Prospectus Part II).

   Except as indicated below, insurance obtained by an Insured Trust has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value for such insurance (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units if the bonds covered by such insurance are in default in payment of principal or interest or in significant risk of such default. The value of the insurance will be the difference between (i) the market value of a bond which is in default in payment of principal or interest or in significant risk of such default assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of such bonds not covered by Permanent Insurance. See "Public Offering--Offering Price" in Prospectus Part
II. It is also the present intention of the Trustee not to sell such bonds to effect redemptions or for any other reason but rather to retain them in the portfolio because value attributable to the insurance cannot be realized upon sale. See "Public Offering--Offering Price" in Prospectus Part II for a more complete description of an Insured Trust's method of valuing defaulted bonds and bonds which have a significant risk of default. Insurance obtained by the issuer of a bond is effective so long as such bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

   The portfolio insurance policy or policies obtained by an Insured Trust, if any, with respect to the bonds in such Trust were issued by one or more of the Portfolio Insurers. Any other Preinsured Bond insurance policy (or commitment therefor) was issued by one of the Preinsured Bond Insurers. See "The Trusts--Objectives and Bond Selection" in Prospectus Part II.

   Ambac Assurance Corporation ("Ambac Assurance"). Effective July 14, 1997, AMBAC Indemnity Corporation changed its name to Ambac Assurance Corporation. The Insurance Policy of Ambac Assurance obtained by an Insured Trust is noncancelable and will continue in force for so long as the bonds described in the Insurance Policy are held by an Insured Trust. A monthly premium is paid by an Insured Trust for the Insurance Policy obtained by it. The Trustee will pay, when due, successively, the full amount of each installment of the insurance premium. Pursuant to a binding agreement with Ambac Assurance, in the event of a sale of a bond covered by the Ambac Assurance Insurance Policy, the Trustee has the right to obtain permanent insurance for such bond upon payment of a single predetermined premium from the proceeds of the sale of such bond.

   Under the terms of the Insurance Policy, Ambac Assurance agrees to pay to the Trustee that portion of the principal of and interest on the bonds insured by Ambac Assurance which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the bonds. The term "due for payment" means, when referring to the principal of a bond so insured, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on a bond, the stated date for payment of interest.

   Ambac Assurance will make payment to the Trustee not later than thirty days after notice from the Trustee is received by Ambac Assurance that a nonpayment of principal or of interest on a bond has occurred, but not earlier that the date on which the bonds are due for payment. Ambac Assurance will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer in exchange for delivery of bonds, not less in face amount than the amount of the payment in bearer form, free and clear of all liens and encumbrances and uncancelled. In cases where bonds are issuable only in a form whereby principal is payable to registered holders or their assigns, Ambac Assurance shall pay principal only upon presentation and surrender of the unpaid bonds uncancelled and free of any adverse claim, together with an instrument of assignment in satisfactory form, so as to permit ownership of such bonds to be registered in the name of Ambac Assurance or its nominee. In cases where bonds are issuable only in a form whereby interest is payable to registered holders or their assigns, Ambac Assurance shall pay interest only upon presentation of proof that the claimant is the person entitled to the payment of interest of the bonds and delivery of an instrument of assignment, in satisfactory form, transferring to Ambac Assurance all right under such bonds to receive the interest of which the insurance payment was made.

   Ambac Assurance Corporation ("Ambac Assurance") is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $5,587,000,000 (unaudited) and statutory capital of approximately $3,453,000,000 (unaudited) as of June 30, 2002. Statutory capital consists of Ambac Assurance's policyholder's surplus and statutory contingency reserve. Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Moody's Investors Service and Fitch IBCA, Inc. have each assigned a triple-A financial strength rating to Ambac Assurance.

   The parent company of Ambac Assurance, Ambac Financial Group, Inc. (the "Company"), is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's regional offices at 233 Broadway, New York, New York 10279 and 175 West Jackson Blvd., Suite 900, Chicago, Illinois 60604. Copies of such material can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D. C. 20549 at prescribed rates. In addition, the aforementioned material may be inspected at the offices of the New York Stock Exchange, Inc. (the "NYSE") at 20 Broad Street, New York, New York 10005. The Company's Common Stock is listed on the NYSE.

   Copies of Ambac Assurance's financial statements prepared in accordance with statutory accounting standards are available from Ambac Assurance. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York, 10004 and (212) 668-0340.

   The information relating to Ambac Assurance contained above has been furnished by Ambac Assurance. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.

   MBIA Insurance Corporation. MBIA Insurance Corporation ("MBIA Corporation" or "MBIA") is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA, Inc. is not obligated to pay the debts of or claims against MBIA Corporation. MBIA Corporation is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all fifty states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. MBIA has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rate and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

   As of December 31, 2001, MBIA had admitted assets of $8.5 billion (audited), total liabilities of $5.6 billion (audited), and total capital and surplus of $2.9 billion (audited), determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Copies of MBIA's financial statements prepared in accordance with statutory accounting practices are available from MBIA. As of June 30, 2002, MBIA had admitted assets of $8.7 billion (unaudited), and total capital and surplus of $3.0 billion (unaudited), determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. The address of MBIA is 113 King Street, Armonk, New York 10504. The telephone number of MBIA is
(914) 273-4545.

   Effective February 17, 1998 MBIA acquired all of the outstanding stock of Capital Markets Assurance Corporation ("CMAC"), a New York domiciled financial guarantee insurance company, through a merger with its parent, CapMAC Holdings, Inc. Pursuant to a reinsurance agreement, CMAC has ceded all of its net insured risks (including any amounts due but unpaid from third party reinsurers), as well as its unearned premiums and contingency reserves, to MBIA. MBIA is not obligated to pay the debts of or claims against CMAC.

   Effective December 31, 1989, MBIA Inc. acquired Bond Investors Group, Inc. On January 5, 1990, MBIA acquired all of the outstanding stock of Bond Investors Group, Inc., the parent of Bond Investors Guaranty Insurance Company (BIG), now known as MBIA Insurance Corp. of Illinois. Through a reinsurance agreement, BIG has ceded all of its net insured risks, as well as its unearned premium and contingency reserves, to MBIA and MBIA has reinsured BIG's net outstanding exposure.

   Moody's Investors Service rates all bond issues insured by MBIA "Aaa." Standard & Poor's rates all new issues insured by MBIA "AAA." Fitch IBCA, Inc. rates the financial strength of MBIA "AAA".

   In the event MBIA were to become insolvent, any claims arising under a policy of financial guaranty insurance are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article 14.4 (commencing with Section 1063) of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

   Financial Guaranty Insurance Company. Financial Guaranty Insurance Company ("Financial Guaranty" or "FGIC") is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General Electric Capital Corporation ("GE Capital"). Neither the Corporation nor GE Capital is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of March 31, 2002, the total capital and surplus of Financial Guaranty was $1.03 billion. Financial Guaranty prepares financial statements on the basis of both statutory accounting principles, and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 125 Park Avenue, New York, New York 10017, Attention: Communications Department, telephone number: (212) 312-3000 or to the New York State Insurance Department at 25 Beaver Street, New York, New York 10004-2319, Attention: Financial Condition Property/Casualty Bureau, telephone number: (212) 480-5187.

   Financial Security Assurance. Financial Security Assurance Inc. ("Financial Security") is a monoline insurance company incorporated in 1984 under the laws of the State of New York. Financial Security is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.

   Financial Security and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. Financial guaranty insurance provides a guaranty of scheduled payments of an issuer's securities, thereby enhancing the credit rating of those securities, in consideration for payment of a premium to the insurer. Financial Security and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are generally supported by residential mortgage loans, consumer or trade receivables, securities or other assets having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities consist largely of general obligation bonds, special revenue bonds and other special obligations of state and local governments. Financial Security insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy Financial Security's underwriting criteria.

   Financial Security is a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"). Holdings is an indirect subsidiary of Dexia S.A., a publicly held Belgian corporation. Dexia S.A., through its bank subsidiaries, is primarily engaged in the business of public finance in France, Belgium and other European countries. No shareholder of Holdings or Financial Security is obligated to pay any debt of Financial Security or any claim under any insurance policy issued by Financial Security or to make any additional contribution to the capital of Financial Security. As of June 30, 2002, the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with statutory accounting principles, approximately $1,710,044,000 (unaudited) and $898,579,000 (unaudited), and the total shareholders' equity and the unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with accounting principles generally accepted in the United States, approximately $1,817,013,000 (unaudited), and $744,499,000 (unaudited), Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York, 10022, Attention Communications Department. Financial Security's telephone number is (212) 826-0100.

   Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by Financial Security or its domestic or Bermuda operating insurance company subsidiaries are generally reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, Financial Security reinsures a portion of its liabilities under certain various quota share treaties and on a transaction-by-transaction basis. This reinsurance is used by Financial Security as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter on limit the obligations of Financial Security under any financial guaranty insurance policy.

   Financial Security's insurance financial strength is rated "Aaa" by Moody's Investors Service, Inc. and "AAA" by Fitch. Financial Security's insurer financial strength is rated "AAA" by Standard & Poor's Ratings Services and Standard &Poor's (Australia) Pty. Ltd. Financial Security's claims-paying ability is rated "AAA" by Rating and Investment Information, Inc. These ratings reflect only the views of the respective rating agencies, are not recommendations to buy, or sell or hold securities and are subject to revision or withdrawal at any time by those rating agencies.

   Capital Guaranty Insurance Company. On December 20, 1995, Capital Guaranty Corporation ("CGC") merged with a subsidiary of Financial Security Assurance Holdings Ltd. and Capital Guaranty Insurance Company, CGC's principal operating subsidiary, changed its name to Financial Security Assurance of Maryland Inc. ("FSA Maryland") and became a wholly-owned subsidiary of Financial Security Assurance Inc. On September 30, 1997, Financial Security Assurance Inc. assumed all of the liabilities of FSA Maryland and sold the FSA Maryland "shell company" to American Capital Access, a wholly-owned subsidiary of American Capital Access Holdings, Incorporated.

   In order to be in an Insured Trust, bonds must be insured by one of the Preinsured Bond Insurers or be eligible for the insurance being obtained by such Trust. In determining eligibility for insurance, the Preinsured Bond Insurers and the Portfolio Insurers have applied their own standards which correspond generally to the standards they normally use in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria used in the selection of bonds by the Sponsor. To the extent the standards of the Preinsured Bond Insurers and the Portfolio Insurers are more restrictive than those of the Sponsor, the previously stated Trust investment criteria have been limited with respect to the bonds. This decision is made prior to the Date of Deposit, as debt obligations not eligible for insurance are not deposited in an Insured Trust. Thus, all of the bonds in the portfolios of the Insured Trusts in the Fund are insured either by the respective Trust or by the issuer of the bonds, by a prior owner of such bonds or by the Sponsor prior to the deposit of such bonds in a Trust.

   An objective of portfolio insurance obtained by an Insured Trust is to obtain a higher yield on the portfolio of such Trust than would be available if all the bonds in such portfolio had Standard & Poor's "AAA" rating and yet at the same time to have the protection of insurance of prompt payment of interest and principal, when due, on the bonds. There is, of course, no certainty that this result will be achieved. Preinsured Bonds in an Insured Trust (all of which are rated "AAA" by Standard & Poor's) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's. In selecting such bonds for an Insured Trust, the Sponsor has applied the criteria hereinbefore described.

   In the event of nonpayment of interest or principal, when due, in respect of a bond, AMBAC Indemnity shall make such payment not later than 30 days and Financial Guaranty shall make such payment within one business day after the respective insurer has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof. All policies issued by the Portfolio Insurers and the Preinsured Bond Insurers are substantially identical insofar as obligations to an Insured Trust are concerned.

   The Internal Revenue Service has issued a letter ruling which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid to holders of insured bonds, under policy provisions substantially identical to the policies described herein, will be excludable from Federal gross income under Section 103(a)(1) of the Internal Revenue Code to the same extent as if such payments were made by the issuer of the municipal obligations. Holders of Units in an Insured Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. However, Chapman and Cutler, counsel for the Sponsor, has given an opinion to the effect such payment of proceeds would be excludable from Federal gross income to the extent described under "Federal Tax Status" in Prospectus Part II.

   Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made thereunder at some time in the future. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of bond or portfolio insurance.

   The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

                            PORTFOLIO ADMINISTRATION

   The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the bonds designated by the Supervisor as the Trustee in its sole discretion may deem necessary. The Supervisor, in designating such bonds, will consider a variety of factors including (a) interest rates, (b) market value and (c) marketability. The Sponsor may direct the Trustee to dispose of bonds upon default in payment of principal or interest, institution of certain legal proceedings, default under other documents adversely affecting debt service, default in payment of principal or interest or other obligations of the same issuer, decline in projected income pledged for debt service on revenue bonds or decline in price or the occurrence of other market or credit factors, including advance refunding (i.e., the issuance of refunding securities and the deposit of the proceeds thereof in trust or escrow to retire the refunded securities on their respective redemption dates), so that in the opinion of the Supervisor the retention of such bonds would be detrimental to the interest of the Unitholders. In connection with the Insured Trusts to the extent that bonds are sold which are current in payment of principal and interest in order to meet redemption requests and defaulted bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said bonds, the overall quality of the bonds remaining in such Trust's portfolio will tend to diminish. Except as described in this section and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interests of the Unitholders or if there is no alternative, the Trustee is not empowered to sell bonds from an Insured Trust which are in default in payment of principal or interest or in significant risk of such default and for which value has been attributed for the insurance obtained by such Insured Trust. Because of restrictions on the Trustee under certain circumstances, the Sponsor may seek a full or partial suspension of the right of Unitholders to redeem their Units in an Insured Trust. See "Rights of Unitholders--Redemption of Units" in Prospectus
Part II. The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of bonds in the event of an advanced refunding.

   The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the bonds to issue new obligations in exchange or substitution for any bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if
(1) the issuer is in default with respect to such bond or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such bond in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying bonds, the Trustee is required to give notice thereof to each Unitholder of the Trust thereby affected, identifying the bonds eliminated and the bonds substituted therefor. Except as stated herein and under "Fund Administration--Replacement Bonds" in Prospectus Part II regarding the substitution of Replacement Bonds for Failed Bonds, the acquisition by a Trust of any securities other than the bonds initially deposited is not permitted.

   If any default in the payment of principal or interest on any bonds occurs and no provision for payment is made therefor within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such bonds within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted bond and not be liable for any depreciation or loss thereby incurred.

                               SPONSOR INFORMATION

   Van Kampen Funds Inc. is the Sponsor of the Trusts. Van Kampen Funds Inc. is a wholly owned subsidiary of Van Kampen Investments Inc., which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of the Sponsor is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

     Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Van Kampen is one of the nation's largest investment management companies, with more than $71 billion in assets under management or supervision as of June 30, 2002. With roots in money management dating back to 1927, Van Kampen has helped more than four generations of investors achieve their financial goals. As of November 30, 2001, the total stockholders' equity of Van Kampen Funds Inc. was $163,449,658 (audited). Van Kampen Funds Inc. and your Trust have adopted a code of ethics requiring Van Kampen's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust. (This paragraph relates only to the Sponsor and not to the Trust or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

     If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

                               TRUSTEE INFORMATION

   The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286, telephone (800) 221-7668. If you have any questions regarding your account or your Trust, please contact the Trustee at its unit investment trust division offices. The Sponsor does not have access to individual account information. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

   The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of bonds for the portfolios of any of the Trusts. In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Fund. Such records shall include the name and address of, and the certificates issued by a Trust to, every Unitholder of a Trust. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation. The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the bonds held in a Trust.

   Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the trusts created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee. Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

                       TERMINATION OF THE TRUST AGREEMENT

   A Trust may be terminated at any time by consent of Unitholders of 51% of the Units of such Trust then outstanding or by the Trustee when the value of such Trust, as shown by any semi-annual evaluation, is less than 20% of the original principal amount of bonds. A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the initial principal amount of such Trust. If a Trust is liquidated because of the redemption of unsold Units by the Underwriters, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trust Agreement provides that each Trust shall terminate upon the redemption, sale or other disposition of the last bond held in such Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the Trust Agreement in the case of an IM-IT, Investment Grade Municipal, IM-IT Discount, a U.S. Territorial IM-IT, a Long-Term State or a National Quality Trust, or beyond the end of the year preceding the twentieth anniversary of the Trust Agreement in the case of Strategic Municipal, IM-IT Limited Maturity, IM-IT Intermediate, State Intermediate Laddered Maturity and IM-IT Short Intermediate Trusts. In the event of termination of any Trust, written notice thereof will be sent by the Trustee to each Unitholder of such Trust at his address appearing on the registration books of the Fund maintained by the Trustee. Within a reasonable time thereafter the Trustee shall liquidate any bond then held in such Trust and shall deduct from the funds of such Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other government charges. The sale of bonds in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount or par amount of bonds represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his share of the balance of the Interest and Principal Accounts. With such distribution the Unitholder shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

   Notwithstanding the foregoing, in connection with final distributions to Unitholders of an Insured Trust, it should be noted that because the portfolio insurance obtained by an Insured Trust is applicable only while bonds so insured are held by such Trust, the price to be received by such Trust upon the disposition of any such bond which is in default, by reason of nonpayment of principal or interest, will not reflect any value based on such insurance. Therefore, in connection with any liquidation, it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any bond or bonds if retention of such bond or bonds, until due, shall be deemed to be in the best interest of Unitholders, including, but not limited to, situations in which a bond or bonds so insured have deteriorated market prices resulting from a significant risk of default. Since the Preinsured Bonds will reflect the value of the related insurance, it is the present intention of the Sponsor not to direct the Trustee to hold any of such Preinsured Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on defaulted bonds not disposed of at the date of termination will ultimately be distributed to Unitholders of record as of such date of termination as soon as practicable after the date such defaulted bond or bonds become due and applicable insurance proceeds have been received by the Trustee.

                             DESCRIPTION OF RATINGS

   STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES. A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt bond. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

   The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price.

   The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

   The ratings are based, in varying degrees, on the following considerations:

          I. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

          II.  Nature of and provisions of the obligation.

          III. Protection afforded by, and relative position of, the bond in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

   AAA--This is the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA--An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   A--An obligation rated "A" is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB--An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional Ratings: A provisional rating ("p") assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgement with respect to such likelihood and risk.

   MOODY'S INVESTORS SERVICE, INC. A brief description of the applicable Moody's rating symbols and their meanings follows:

   Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Moody's(R) applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                              ALABAMA RISK FACTORS

   Economic Outlook. Since manufacturing accounts for such a large portion of the state's economy, Alabama economic growth in 2002 depends on the performance of the manufacturing sector. Unfortunately, manufacturing is expected to remain weak at least through the first half of 2002, except for automobile related industries. Both apparel and textiles industries will lose more jobs. Due to pressure from retails to cut costs, apparel firms will continue to relocate overseas where production costs are less. Overall, the state economy will grow by 1.0% in 2002, while employment is expected to increase by 0.4%. The state will see approximately 8,000 net new jobs, primarily in the second half of the year. However, that growth depends on the current economic recovery remaining on track.

   The manufacturing sector, which accounts for approximately 18% of the nonagricultural jobs in the state, lost 16,500 jobs from December 2000 to December 2001. Problems with the manufacturing sector include overcapacity and lack of demand in both domestic and international markets. Manufacturing job losses have been spread across every industry except automotive. There were 1,000 new jobs gained in automobile-related production during the same period. In recent years the services sector, including both health care and computer-related, was one of the fastest growing segments of the economy. In the late 1990's , services businesses added as many as 8,000 to 10,000 new jobs a year. But this sector has weakened considerably. During the most recent twelve-month period, services-related businesses added 700 new jobs, 300 of which were in health care. Retailing had also been a fast-growing segment of the state's economy, in some instances adding almost 40 to 50 percent of all new jobs in the state. But the sector has suffered recently. Retailers have not been able to raise prices during the recession, and they currently have some overcapacity in the state. From December 2000 to December 2001, the wholesale and retailing sectors together lost 15,000 jobs.

   Revenues and Expenditures. Political subdivisions of the State of Alabama have limited taxing authority. In addition, the Alabama Supreme Court has held that a governmental unit may first use its taxes and other revenues to pay the expenses of providing necessary governmental services before paying debt service on its bonds, warrants or other indebtedness. The State has statutory budget provisions which result in a proration procedure in the event estimated budget resources in a fiscal year are insufficient to pay in full all appropriations for that year. Proration has a materially adverse effect on public entities that are dependent upon State funds subject to proration.

   The General Fund accounts for many different governmental functions. Certain revenue sources are earmarked for use only in the General Fund. Total revenues in 2001 for the General Fund were $1.163 billion and are estimated to be $1.189 billion in 2002-2003. General Fund expenditures are used primarily to support three functional areas of state government: protection of persons and property, physical and mental health and general government.

   Debt Management. Both the Alabama Constitution and statutes require a balanced budget for annual financial operations. The State Constitution prohibits the issuance of debt. Therefore, the only way to issue general obligation debt is by amending the Constitution through a statewide vote of the people. The State does issue revenue bonds which are limited obligations of public corporations governed by State officials. Those revenue bonds are backed by a pledge of specific revenue sources for which the annual collections are generally predictable. According to Alabama State Treasury, the total bond indebtedness for the State is $2639,545.00. The amount required to pay annual debt service on existing bonds is $278,961,435.93

   Ratings. State of Alabama general obligation bonds have been assigned the following ratings: Standard & Poor's Ratings Services, AA; Moody's Investors Service, Inc., Aa3; and Fitch IBCA, Inc., AA. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Alabama issuers may be unrelated to the creditworthiness of obligations issued by the State of Alabama, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Alabama Trust is susceptible to political, economic or regulatory factors affecting issuers of Alabama municipal obligations (the "Alabama Municipal Obligations"). These include the possible adverse effects of certain Alabama constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Alabama and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various state and local agencies in Alabama or contained in Official Statements for various Alabama Municipal Obligations.

                              ARIZONA RISK FACTORS

   Economic Outlook. The outlook for the Arizona economy is similar to that of the United States. This is because the Arizona economy tends to mirror the U.S. economy. Arizona, like the U.S. economy, has been mired in a recession since early 2001, which recession was exacerbated by the terrorists attacks against the United States that took place on September 11, 2001. Nationally, there are early signs of recovery, and it is assumed that the Arizona economy will slowly begin to exhibit the same signs by the end of 2002.

   Arizona's goods-producing industries are projected to add slightly more than 11,000 jobs over the 2001-02 period, whereas service-producing industries should grow by better than 94,000. Mining and manufacturing industries are forecast to show annualized losses. Arizona's manufacturing continues to grapple with the changing tide of investment shifts and slackened demand. Cost containment pressures have resulted in many highly publicized layoff announcements. Still, at the same time, growth is occurring in other areas. This is an important point to keep in mind.

   Revenues and Expenditures. General Governmental activities are accounted for in four Governmental Fund types: (1) General Fund, (2) Special Revenue Funds,
(3) Debt Service Funds and (4) Capital Project Funds. General Governmental revenues totaled $14.09 billion for the fiscal year ended June 30, 2001, an increase of 5.9% over 2000. Taxes, the single largest source of general governmental revenue, produced 62% of general governmental revenue.

   The total revenue increase of $786.4 million or 5.9% was the result of several factors. The 4.3% increase in Sales Taxes reflects the continuing population growth. The 2.1% increase in Income Tax reflects the increase in job growth and corporate income tax collections. The 2.0% decrease in Motor Vehicle and Fuel Taxes resulted from the reduction in consumer spending for new vehicles. The 5.0% decrease in Property Taxes resulted from a reduction in property tax collections in the General Fund. The 11.0% increase in Intergovernmental Revenues resulted from the increase in Federal funding for health and welfare programs. The 8.1% increase in Licenses, Fees and Permits resulted from the increase in regulatory licensing and investigative activity related to all types of governmental operations. The 17.2% increase in Earnings on Investments was the result of increased operating cash balances. The 12.7% increase in Other Taxes and Revenues resulted primarily from the increase in insurance premium taxes and receipt of a final lump sum payment from a judgement related to an insurance bankruptcy.

   General Governmental expenditures totaled $13.62 billion for the fiscal year ended June 30, 2001, an increase of 8.9% over 2000. The total expenditures increase of $1.117 billion or 8.9% was the result of the factors described below. The 11.5% increase in General Government expenditures resulted primarily from the increase in the cost of operating State government and the increase in intergovernmental revenue sharing. These amounts are recorded as General Government expenditures on the State's financial statements. The 12.5% increase in Health and Welfare expenditures resulted primarily from an increase in expenditures related to the Arizona Department of Economic Security and the Arizona Health Care Cost Containment System programs. In addition, there was an increase in the expenditures related to the Tobacco Tax funded programs. The 8.9% increase in Education expenditures resulted from additional funding for increased student growth and increased Basic State Aid to public and charter schools. The 15.9% increase in Natural Resources expenditures resulted primarily from increased funding for parks and recreation services. The 12.1% increase in Capital Outlay expenditures resulted primarily from the increase in expenditures for construction of Federal, state, and local highways. The 12.3% increase in Debt Service expenditures resulted primarily from the increase in principal payments for revenue bonds used for construction of highways inside of Maricopa County.

   Cash Management. The responsibility for cash management of the State is shared by the Office of the Treasurer ("Treasurer") and the General Accounting Office of the Department of Administration, Financial Services Division (GAO). The Treasurer is responsible for the depository, custodial and investment functions of cash. The GAO is responsible for drawing down monies available for State functions and the expenditure or disbursement of those monies. The State requires that Treasurer's deposits and investments with financial institutions be entirely covered by Federal depository insurance or alternatively collateralized with surety equal to 102% of the deposit or investment. Component units may have collateralization policies that differ from those of the Treasurer. The Legislature has passed statutes authorizing State investments. The Treasurer deposits receipts in accordance with applicable statutes and invests excess cash of the General Fund and various other funds. All interest, not otherwise apportioned by law, is deposited in the General Fund. Investment earnings for the General Fund totaled $114.4 million for the fiscal year ended June 30, 2001.

   Debt Administration. The Arizona Constitution, under Article 9 Section 5, provides that the State may contract debts not to exceed $350,000. This provision has been interpreted to restrict the State from pledging its credit as a sole payment for debts incurred for the operation of State government. As a result, the State, including the Enterprise Funds and the University

   Funds, finances most of its major capital needs by lease purchase transactions and issuing revenue bonds and grant anticipation notes. Lease purchase transactions are funded by Certificates of Participation (COPs). Revenue bonds and grant anticipation notes are funded by dedicated revenue sources.

   The particular source of payment and security for each of the Arizona municipal bonds is detailed in the debt instruments themselves and in related offering materials. There can be no assurances with respect to whether the market value or marketability of any of the Arizona municipal bonds issued by an entity other than the State of Arizona will be affected by financial or other conditions of the State or of any entity located within the State. In addition, it should be noted that the State of Arizona, as well as counties, municipalities, political subdivisions and other public authorities of the State, are subject to limitations imposed by Arizona's Constitution with respect to ad valorem taxation, bonded indebtedness and other matters. For example, the State legislature cannot appropriate revenues in excess of 7% of the total personal income of the State in any Fiscal Year. These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations.

   In 1994, the Arizona Supreme Court held that the state school financing scheme, with its reliance on disparate property tax assessments for wealthy and poor school districts, violated Article XI of the Arizona State Constitution which requires a "general and uniform public school system." In 1998, the Legislature passed a plan that reformulates education funding by providing $350 million of state funds to build new schools and places a statutory cap on the amount of bond indebtedness a school district may incur. Essentially, the legislation replaces general obligation bonding with a centralized state funded system. The bill should not affect the payment of debt service on any school district's bonds since the debt service on school district bonds is levied and collected directly by the counties on behalf of the school districts.

   Each Arizona Trust is susceptible to political, economic or regulatory factors affecting issuers of Arizona municipal obligations (the "Arizona Municipal Obligations"). These include the possible adverse effects of certain Arizona constitutional amendments, legislative measures, voter initiatives and other matters The information provided is only a brief summary of the complex factors affecting the financial situation in Arizona and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Arizona or contained in Official Statements for various Arizona Municipal Obligations.

                              ARKANSAS RISK FACTORS

   Economic Outlook. During the past two decades, Arkansas' economic base has shifted from agriculture to light manufacturing. Agriculture has traditionally been a significant component of Arkansas' economy, but total income from this sector continues to decrease. Over 40% of the land in Arkansas is devoted to agriculture, and the state is a leading producer of rice, commercial broiler and cotton, generating over $5.5 billion in overall farm income each year.

   The state is now moving toward a heavier manufacturing base involving more sophisticated processes and products such as electrical machinery, transportation equipment, fabricated metals and electronics. In fact, Arkansas now has a higher percentage of workers involved in manufacturing than the national average. The diversification of economic interests has lessened the state's cyclical sensitivity to impact by any single sector. The State's work force and other factors continue to attract investment in manufacturing, as well as other factors to the State.

   In FY 2001, non-agricultural payroll employment expanded by 12,100 jobs or 1.0% over FY 2000. The level of employment set a record of 1,165,400 jobs. The revised forecast for the current FY 2002 expects a decline of 9,000 payroll jobs or an .8% decline from FY 2001. Manufacturing employment declined in FY 2001 by 4,960 jobs for 2.0%. The revised manufacturing employment estimate for FY 2002 is a further decline of 16,750 jobs or 6.8%. The estimated level of manufacturing employment for FY 2002 is 230,670.

   Personal income in Arkansas reached a total of $60,612 million in FY 2001. This represented an increase of $2,632 million or 4.5% over FY 2000. Following September 11, 2001, state personal income for FY 2002 is estimated at $61,933, an increase of $1,321 million or 22% over FY 2001.

   According to Data Resources Incorporated-Wharton Econometric Forecasting Associates, a shallow recession with real growth in output of goods and services is expected to resume in the second quarter of calendar year 2002. But for all of FY 2002, real growth is estimated at .05%. In FY 2003, U.S. real growth is estimated at 3.6% and Arkansas is expected to follow a similar path. Consumer confidence, lower interest rates, increased federal spending, no further terrorist attacks , and military success in the war are important factors to the depth and length of this recession.

   Revenues and Expenditures. Deficit spending has been prohibited by statute in Arkansas since 1945. The Revenue Stabilization Act controls spending by state agencies and prohibits deficit spending. This Act requires that, before any state spending can take place, the General Assembly must make an appropriation and funds must be available in the fund from which the appropriation has been made. The state is prohibited from borrowing money to put into any state fund from which appropriations can be paid.

   As of June 30, 2001, General Governmental Fund revenues were $8,076,157,000 and expenditures were $7,576,656,000, leaving an excess of revenues over expenditures of $499,501,000.

   The economic impact of the September 11 terrorist attacks on the World Trade Center and Pentagon is unclear. One impact of the attacks, however, is the detrimental effect on state budgets. The recent volatility in the stock markets and consumer spending will likely make things worse for states attempting to maintain balanced budgets.

   Debt Management. The Constitution of the State of Arkansas does not limit the amount of general obligation bonds which may be issued by the State; however, no such bonds may be issued unless approved by the voters of the State at a general election or special election held for that purpose.

   Although the State of Arkansas defaulted on some of its general obligation debt during the depression in the late 1930s, it has not failed to pay the principal and interest on any of its general obligations when due since that time.

   Act 496 of 1981, as amended, the Arkansas Water Resources Development Act of 1981 ("Act 496"), authorizes the issuance of State Water Resources Development General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Soil and Water Conservation Commission. The issuance of bonds pursuant to Act 496 was approved by the electors of the state at the general election on November 2, 1982. The total principal amount of bonds issued during any fiscal biennium may not exceed $15,000,000, and the total principal of all bonds issued under Act 496 may not exceed $100,000,000. All bonds to be issued under Act 496 shall be direct general obligations of the state, the principal and interest of which are payable from the general revenues of the state.

   Act 686 of 1987, the Arkansas Waste Disposal and Pollution Abatement Facilities Financing Act of 1987 ("Act 686"), authorizes the issuance of Arkansas Waste Disposal and Pollution Abatement Facilities General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Soil and Water Conservation Commission. The issuance of bonds pursuant to Act 686 was approved by the electors of the state at the general election on November 8, 1988. The total principal amount of bonds issued during any fiscal biennium may not exceed $50,000,000, and the total principal of all bonds issued under Act 686 may not exceed $250,000,000. All bonds to be issued under Act 686 shall be direct general obligations of the state, the principal and interest of which are payable from the general revenues of the state.

   Act 683 of 1989, the Arkansas College Savings Bond Act of 1989 ("Act 683"), authorizes the issuance of Arkansas College Savings General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Development Finance Authority. The issuance of bonds pursuant to Act 683 was approved by the electors of the state at the general election on November 6, 1990. The total principal amount of bonds issued during any fiscal biennium may not exceed $100,000,000, and the total principal of all bonds issued under Act 683 may not exceed $300,000,000. All bonds to be issued under Act 683 shall be direct general obligations of the state, the principal and interest of which are payable from the general revenues of the state.

   Counties and municipalities may issue general obligation bonds (pledging an ad valorem tax), special obligation bonds (pledging other specific tax revenues) and revenue bonds (pledging only specific revenues from sources other than tax revenues). School districts may issue general obligation bonds (pledging ad valorem taxes). Revenue bonds may also be issued by agencies and instrumentalities of counties, municipalities and the State of Arkansas but, as in all cases of revenue bonds, neither the full faith and credit nor the taxing power of the State of Arkansas or any municipality or county thereof is pledged to the repayment of those bonds. Revenue bonds can be issued only for public purposes, including, but not limited to, industry, housing, health care facilities, airports, port facilities and water and sewer projects.

   The total outstanding general obligation bonded indebtedness, including special obligation and other debt instruments, of the governmental fund types of the State as of June 30, 2001, was approximately $558 million.

   Bond Ratings. State of Arkansas general obligation bonds hold the following ratings: AA by Standard & Poor's Ratings Services; and Aa3 by Moody's Investors Service, Inc.

   There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Arkansas issuers may be unrelated to the creditworthiness of obligations issued by the State of Arkansas, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Arkansas Trust is susceptible to political, economic or regulatory factors affecting issuers of Arkansas municipal obligations (the "Arkansas Municipal Obligations"). These include the possible adverse effects of certain Arkansas constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Arkansas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Arkansas or contained in Official Statements for various Arkansas Municipal Obligations.

                             CALIFORNIA RISK FACTORS

   Economic Outlook. The California economy slowed in 2001, burdened by declining capital spending, a cooling stock market, struggling foreign economies, and the September 11 terrorist attacks on the World Trade Center and the Pentagon. Still, California fared better than most of the nation. For example, percentage job growth was much higher in the state than in the nation; however, only about half as many new jobs were created in 2001 as in 2000. As a result, unemployment ended the year higher than it began - it began 2001 at 4.2% and by November it was up to 5.7%. Manufacturing employment continued a decline that began in July 2000, with job losses totaling about 1.4 million. Non-manufacturing employment, on the other hand, continued to grow until August 2001 before dropping about 600,000. On an average annual basis, job growth is forecast at .3 %, although gains on a year-end 2001-02 basis my be closer to 1%. After growing almost 10% in 2000, California personal income advanced only 1.4% in 2001.

   The September 11 terrorist attacks dealt a severe blow to California tourism. Airlines, restaurants, lodging and shopping have been most adversely affected. Big-city markets which rely more on out-of-state and foreign visitors, have fared worse than suburban and rural tourism. Improved confidence in public safety should however, boost the state's tourism industry.

   Apart from the possibility of a national downturn, a significant risk to the California outlook comes from the energy sector. The current electric power situation results from a complex set of circumstances arising from a steep rise in demand though the Western United States, sharply higher natural gas prices exacerbated in California by the break in a key pipeline in the summer of 2000, and a dysfunctional wholesale electricity market in which prices have soared to levels several times the actual cost of the least efficient, most expensive production in the region. Since early last year, California has spent more than $10 billion buying power for the state's 34 million residents after investor-owned utilities ran out of cash and credit. The state projects another $8 billion outlay for 2002.

   Revenues and Expenditures. As the economy slowed over the last year, the decline in the State's revenues was even more pronounced than what was expected. Since the enactment of the 2001 Budget Act, the General Fund revenue forecast for major taxes and licenses has decreased by $5.4 billion for the past and current years combined. Revenue growth should resume in 2002-2003 and be up $6.3 billion or 9.3%, from 2001-02, reaching $74 billion. However, this is still $1.6 billion below the 2000-01 level. Just as the State's remarkable revenue growth in recent years was driven by stock-market related gains, the current fall-off largely reflects the market's decline. The softness in revenues is expected to be short-lived and growth is expected to resume by mid-2002. Exhausted in the 1990's, the state does not have any money set aside in it's Rainy Day Fund as of January 2002.

   Limitation on Taxes. Certain California municipal obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to the rate of inflation, not to exceed 2% per year or decline in value, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

   Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13 and on June 18, 1992, the U.S. Supreme Court announced a decision upholding Proposition 13.

   Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed non-voter approved levy of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62," have been overturned in recent court cases. An initiative proposed to re-enact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

   Appropriations Limits. California and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

   Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979 or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

   The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 by Proposition 111 to follow more closely growth in California's economy.

   "Excess" revenues are measured over a two-year cycle. With respect to local governments, excess revenues must be returned by a revision of tax rates or fee schedules within the two subsequent fiscal years. The appropriations limit for a local government may be overridden by referendum under certain conditions for up to four years at a time. With respect to the State, 50% of any excess revenues is to be distributed to K-12 school districts and community college districts (collectively, "K-14 districts") and the other 50% is to be refunded to taxpayers. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments, including the State, are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years.

   Because of the complex nature of Articles XIIIA and XIIIB of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of Article XIIIA or Article XIIIB on California Municipal Obligations or the ability of California or local governments to pay debt service on such California Municipal Obligations. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either Article XIIIA or Article XIIIB, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

   Obligations of the State of California. Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. The State had approximately $20.5 billion aggregate principal amount of non-self liquidating general obligation bonds outstanding and approximately $6.4 billion of unissued non-self liquidating general obligation bonds as of December 1, 2001.

   Other Issuers of California Municipal Obligations. There are a number of state agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of the obligations backed by the full faith and credit of the State. The State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, although under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate.

   Bond Ratings. In November 2001, Moody's Investors Services ("Moodys") lowered the rating on California general obligation bonds to A1 from Aa3, Moody's cited the expectation that the State's General Fund budget and liquidity position will weaken substantially over the next eighteen months, in light of weakness in the technology sector of the State's economy, greatly reduced State revenue projections, and the likelihood that the State will have great difficulty reaching consensus on the necessary fiscal adjustments during its upcoming budget session. The bonds are also rated A+ by Standard and Poor's and AA by Fitch IBCA, Inc.

   There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Legal Proceedings. The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues.

   Other Considerations. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California, in 1989, and southern California, in 1994, experienced major earthquakes causing billions of dollars in damages. Any California Municipal Obligation in a California Trust could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

   Each California Trust is susceptible to political, economic or regulatory factors affecting issuers of California municipal obligations (the "California Municipal Obligations"). These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in California (the "State") and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in Official Statements for various California Municipal Obligations.

                              COLORADO RISK FACTORS

   According to the September 2001 Colorado Economic Perspective ("September 2001 Forecast"), published by the Governor's Office of State Planning and Budgeting, through the first half of 2001, Colorado's economy appeared to be doing much better than the national economy and, despite numerous layoff announcements and slower retail sales growth, continues to perform better than many other states. However, the forecast for Colorado for the next six years anticipates much slower economic growth than the state has experienced in the past decade.The September 2001 Forecast anticipates nonfarm employment will grow to 2.8 % in 2001 and then slow to 2.4 %. Thereafter, nonfarm employment growth will average 2.7 % per year. Unemployment is expected to average only 3.1 % in 2001 but then steadily increase to 3.7 % by 2006. Personal income in Colorado is expected to increase 8.2 % in 2001 due to increasing wages and salaries as well as the number of jobs available. Thereafter, growth in personal income will slow to 5.6 % in 2002 as nonfarm employment growth slows.

   Colorado's construction sector is integral to the state's economic growth. In the mid-to-late 1990s, in response to the many new people and firms locating in Colorado, both residential and nonresidential construction boomed. The construction industry was also a growing employer for the state, employing as many as 162,000 workers. The September 2001 Forecast anticipates slowing in the construction industry. Through July 2001, the residential home market still grew significantly, but the number of homes on the market has since increased and prices are beginning to stabilize. Moreover, the value of nonresidential construction (excluding nonbuilding projects like roads) is relatively flat for the year and the vacancy rate in the office market is rising. Overall, there are signs of excess beginning to be seen in both the residential and nonresidential markets.

   The economic impact of the September 11 terrorist attacks on the World Trade Center and Pentagon is unclear. One impact of the attacks, however, is the detrimental effect on state budgets. The recent volatility in the stock markets and consumer spending will likely make things worse for states attempting to maintain balanced budgets. The decline in travel and tourism may also have serious implications for tax revenues in states such as Colorado. The State may be impacted more than others in the short term as the winter months are relatively busy tourist periods.

   Revenues and Expenditures. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve (the "Unappropriated Reserve"). For fiscal years 1994 and thereafter, the Unappropriated Reserve requirement is set at 4 %. In addition to the Unappropriated Reserve, a constitutional amendment approved by Colorado voters in 1992 requires the State and local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the "Emergency Reserve"). The minimum Emergency Reserve is set at 3% for 1995 and later years. For fiscal year 1992 and thereafter, General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) 5 % of Colorado personal income or (ii) 106 % of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.

   On November 3, 1992, voters in Colorado approved a constitutional amendment (the "Amendment") which, in general, became effective December 31, 1992, and restricts the ability of the State and local governments to increase revenues and impose taxes. The Amendment applies to the State and all local governments, including home rule entities ("Districts"). Enterprises, defined as government-owned businesses authorized to issue revenue bonds and receiving under 10 % of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of the Amendment.

   The provisions of the Amendment are unclear and have required judicial interpretation. Among other provisions, beginning November 4, 1992, the Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages. The Amendment requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in the Amendment. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to the Amendment, local government spending is to be limited by the same formula as the limitation for property tax revenues. The basis for spending and revenue limits for each fiscal year is the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. The Amendment also prohibits new or increased real property transfer tax rates, new state real property taxes and local district income taxes. There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

   Litigation concerning several issues relating to the Amendment was filed in the Colorado courts. The litigation dealt with three principal issues: (i) whether Districts can increase mill levies to pay debt service on general obligation bonds without obtaining voter approval; (ii) whether a multi-year lease purchase agreement subject to annual appropriations is an obligation which requires voter approval prior to execution of the agreement; and (iii) what constitutes an "enterprise" which is excluded from the provisions of the Amendment. In September 1994, the Colorado Supreme Court held that Districts can increase mill levies to pay debt service on general obligation bonds issued after the effective date of the Amendment; in June, 1995, the Colorado Supreme Court validated mill levy increases to pay general obligation bonds issued prior to the Amendment. In late 1994, the Colorado Court of Appeals held that multi-year lease-purchase agreements subject to annual appropriation do not require voter approval. The time to file an appeal in that case has expired. Finally, in May, 1995, the Colorado Supreme Court ruled that entities with the power to levy taxes may not themselves be "enterprises" for purposes of the Amendment; however, the Court did not address the issue of how valid enterprises may be created. Litigation in the "enterprise" arena may be filed in the future to clarify these issues.

   The Taxpayer's Bill of Rights ("TABOR"), Article X, Section 20 of the Colorado State Constitution, limits the state's revenue growth to the sum of inflation plus population growth in the previous calendar year.

   The state first exceed the TABOR limit in FY 1996-97. Since then, the amount of the TABOR surplus surged, reaching $927.2 million in FY 2000-01. A healthy economy and the prolonged national economic expansion of the 1990s generated strong growth in General Fund revenues. The robust revenue growth coupled with the low TABOR limit, led to large TABOR surpluses. The September 2001 Forecast projects that the state will not continue to enjoy the large TABOR surpluses of recent years. Indeed, the TABOR surplus is expected to range from only $93.2 million to $142.6 million in the next six years. There are several reasons for the decline in TABOR surplus. First, two measures passed by Colorado voters in the November 2000 election lower surplus revenues: Amendment 23, which provides increased public school funding, exempted roughly $330 million from the TABOR surplus; and Referendum A, which provides property tax relief for senior citizens, lowers the amount of the surplus by $44 million. Second, since 2000 was a federal census year, the state now has an accurate count of its population reflecting a higher population growth thus increasing the TABOR limit. Third, Colorado's economy is expected to grow at slower rates resulting in lower General Fund revenue growth. Fourth, tax relief packages enacted in the last three years allow Coloradoans to keep more of their income. Finally, the 2001 federal tax relief will lower Colorado revenues.

   According to September 2001 Forecast, General Fund revenues increased 6.3 % in FY 2000-01, much lower than FY 1999-00's 8.8 % pace. General Fund revenues are forecast to increase 1.8 % in FY 2001-02 and 6.7 % in FY 2002-2003.

   The monies in excess of the General Fund reserve are typically used for capital expenditures and tax relief. In FY 2001-2002, the fiscal year-end General Fund reserve is forecast to be $224.9 million, which is exactly equal to the four percent statutory requirement. The need to provide funds to complete capital projects begun in previous years, the passage of Amendment 23, the large sales tax overrefund, and a decrease in projected revenues lowered the FY 2001-02 reserve level.

   The September 2001 Forecast predicts that the total amount of cash fund revenues in FY 2001-02 will be approximately $2,366 million. Cash fund revenues are forecast to increase 2.1 % in FY 2001-02 and to increase 7.6 % in FY 2002-03. From FY 2001-02 through FY 2006-07, cash fund revenues will increase at a compound annual average rate of 5.3 %. It is anticipated that by FY 2006-07, the fiscal year-end General Fund reserve will be $2,196.3 million.

   Debt Management. Under its constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions which are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. The Amendment requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

   Each Colorado Trust is susceptible to political, economic or regulatory factors affecting issuers of Colorado municipal obligations (the "Colorado Municipal Obligations"). These include the possible adverse effects of certain Colorado constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Colorado and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Colorado or contained in Official Statements for various Colorado Municipal Obligations.

                            CONNECTICUT RISK FACTORS

   Generally. With one of the most productive and diverse workforces in the nation, Connecticut is well positioned to resume a course of economic expansion. The state's industrial base with its 93,000 business establishments has diversified over the last decade. While defense and insurance continue to be important industries, the state's economic development is increasingly tied to industries such as bioscience, software development, pharmaceuticals, communications and medical technology.

   The rate of job additions in Connecticut continues to lag behind the rest of the nation. This is due in part to the state's pool of available workers. Since 1995, Connecticut's workforce has increased just .4% as compared to a national growth rate for the period of 7.3%. The slow growth in the number of people seeking work in Connecticut also helps to explain the state's low unemployment rate, recorded at 3.2% in October 2001.

   Revenues and Expenditures. Connecticut operates on a fiscal year ending June 30 of each year. The General Fund is the state's largest single operating fund. Most state programs and revenues are accounted for within the General Fund. Almost 90% of al state operating expenses are within this single fund. In Fiscal Year 2001, the state recorded a General Fund surplus of $13 million with revenues totaling $13.066 billion and expenditures of $13.053 billion. The surplus is equal to less than one-tenth of 1% of expenditures. Since the introduction of the income tax in Fiscal Year 1992, the state's cumulative General Fund surpluses total to $769 million.

   At the end of Fiscal Year 2001 the sum of the $30.7 million was placed in the state's Rainy Day Fund bringing the fund balance to $594.7 million. This fund is targeted to hold reserves equal to 5% of the budgeted General Fund spending for the year. In 1987, the Rainy Day Fund had a balance of $319.6 million. Three consecutive fiscal years of withdrawals between 1988 and 1990 wiped the fund out. With no Rainy Day Fund reserves by 1991 and a deepening recession, the state was forced to borrow close to $1 billion in order to close a budget hole. An expanded revenue base with the introduction of the income tax in Fiscal Year 1992 and a gradually improving economy allowed the state to pay off this debt over the six years that followed. Deposits to the Rainy Day Fund have been made annually since 1995.

   The economic impact of the September 11 terrorist attacks on the World Trade Center and Pentagon is unclear. One impact of the attacks, however, is the detrimental effect on state budgets. The recent volatility in the stock markets and consumer spending will likely make things worse for states attempting to maintain balanced budgets.

   Debt Management. Connecticut continues to lead the nation in state tax supported debt per capita. Bonded debt per capita has more than doubled over the past decade growing to $2,994 by the end of Fiscal Year 2001. In Fiscal Year 2001, the state added an additional $503 million to its net outstanding bonded debt total. Net state bonded debt rose to $10.3 billion by the end of Fiscal Year 2001.

   The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. Bonded debt represents about 60% of the state's total long-term obligations. In Fiscal Year 2001, state long-term debt obligations totaled 17.52 billion.

   General obligation bonds issued by the state of Connecticut's general obligation bonds are rated AA by Standard & Poor's, Aa2 by Moody's, and AA by Fitch IBCA, Inc. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Connecticut issuers may be unrelated to the creditworthiness of obligations issued by the State of Connecticut, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Connecticut Trust is susceptible to political, economic or regulatory factors affecting issuers of Connecticut municipal obligations (the "Connecticut Municipal Obligations"). These include the possible adverse effects of certain Connecticut constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Connecticut and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Connecticut or contained in Official Statements for various Connecticut Municipal Obligations.

                              DELAWARE RISK FACTORS

   Economic Condition and Outlook. Delaware (the "State") enjoyed a healthy expansion throughout most sectors of its economy during the 1990's. From 1995 to 1999, the State's employment growth consistently outperformed the mid-Atlantic region and exceeded the national increase. Delaware has seen a drop in its employment growth from 2000 to 2001, as have the mid-Atlantic region and the U.S., reflective of the cyclical nature of the overall national and regional economy in general. However, Delaware continues to have positive employment growth, growing by .8% from July 2000 to July 2001 and ranking ahead of its neighbors (with the exception of the State of Maryland at 1.0%) and the United States.

   Delaware's economic strength can be largely attributed to the success of its continuing efforts to diversify its economic base. Once regarded primarily as a manufacturing state with high concentrations of employment in chemicals and automobile manufacturing, Delaware has expanded its base to include strong FIRE (finance, insurance and real estate) and service sectors. Manufacturing and FIRE sectors now account for roughly the same proportion of Delaware jobs (13.9% and 12%, respectively). This fundamental shift in its economic base enabled the State to weather the recession of the early 90s with limited impact, and is expected to diminish Delaware's vulnerability to the current cyclical downturn.

   Delaware is also aggressively promoting its developing high technology industry, including life sciences research and development, pharmaceuticals, agricultural biotechnology, human biotechnology and information technology. In the fiscal 2001 and 2002 capital budgets, the State appropriated a total of $7.5 million to create the Delaware Biotechnology Institute, a partnership involving State government, Delaware's higher education institutions and the private sector and designed to expand the State's scientific base and create opportunities for the development of new technologies in the emerging life sciences field.

   Historically associated with a strong employment and income base, population growth is one of the most important indicators of the strength of a sub-national economy. Delaware experience above-average population growth through the 1990's, outperforming both the mid-Atlantic region and the nation. Between 1998 and 1999, Delaware's population increased by 1.3% to an estimated 753,500 inhabitants, exceeding the 0.3% growth rate for the mid-Atlantic region and the 0.9% growth rate for the nation. As in past years, net in-migration continues to account for a significant share of Delaware's population growth. Delaware's robust economy and low unemployment rates also continue to attract a large number of out-of-state workers.

   Delaware's personal income, a widely used measure of residents' economic well being, grew 6.7% in 2000 to $25.5 billion. This growth rate was less than the 7.4% growth for the mid-Atlantic region, but above the 6.6% national growth rate. In 2000, Delaware's per capita personal income was $31,074, the 13th highest in the nation. Employment in Delaware increased at an annual rate of 1.9% in 2000, compared with 2.2% for the mid-Atlantic region and 2.2% for the U.S. The State's unemployment rate for July 2001 was 3.3%, significantly lower than the national rate of 4.5%.

   Economic Diversification. Delaware's manufacturing employment base remains an important sector of the State's economy, accounting for 13.9% of the State's nonagricultural employment in 2000, roughly equal to the U.S. percentage. Banks and other financial institutions have been a major focus of Delaware's economic development activity since 1981, when landmark legislation opened the State to interstate banking, modernized the State's banking laws and permitted creation of new types of special-purpose intermediaries. Approximately 70 institutions are involved in banking in Delaware, employing nearly 31,600 people. Agriculture also constitutes an important segment of Delaware's economy, with more than 46% of Delaware's land area used for farming. In 2000, Delaware farmers earned an estimated $740.7 million in cash receipts from all commodities, a decrease of 2.0% from the prior year.

   Corporate Home. Delaware is widely known as a corporate home because of its well-developed body of case law from Delaware Courts, prompt resolution of corporate litigation by the Court of Chancery and Delaware's reputation as a financial center. In 2000, over 308,000 domestic corporations were registered in Delaware. Since 1989, Delaware has ranked within the top five states with the greatest number of new incorporations. Delaware is the corporate home of nearly half the companies listed on the New York Stock Exchange and is the legal domicile of more than 50% of the companies listed in the "Fortune 500." Delaware has also become a leader in the formation of alternative types of business entities. Limited liability companies, for example, increased by 20% in calendar year 2000. Filings for business trusts and limited partnerships have experienced similar growth.

   Revenue and Expenditures. Total State revenues for all governmental fund types and expendable trust funds were $4.3 billion in fiscal 2001, an increase of 2.8% over 2000. Of this amount, budgetary General Fund revenues totaled $2.3 billion, an increase of 2.2% over fiscal 2000.

   The principal source of State budgetary General Fund revenue is taxes, representing 53.4% of State revenue collections. The increase of 4.4% over fiscal 2000 reflects strong economic activity across all major sectors. Personal income taxes totaled $718.3 million in fiscal 2001, a slight decrease from fiscal 2000 due to reduction in tax rates, an increase in the standard deduction and pension income exclusion. On an adjusted basis, net personal income tax receipts grew by 5.3%. The State levies a personal income tax on taxable income to 5.95% (effective January 1, 2000) on taxable income in excess of $60,000.

   Budgetary General Fund business taxes totaled $1,051.1 for fiscal 2001. The primary business taxes include corporation franchise taxes, which yielded $533.6 million (up 13.2%) in fiscal 2001; business and occupational gross receipts taxes, which totaled $139.4 million (up 3.1%) in fiscal 2001; bank franchise taxes, which totaled $96.7 million (down 9.5%) in fiscal 2001; and corporate income taxes, which yielded $110.4 million (down 17.3%) in fiscal 2001. Income from Rental and Sales increased significantly, primarily as a result of a decision to reclassify certain revenues previously recorded as miscellaneous other revenue.

   The Delaware Lottery was another principal source of revenue in fiscal 2001. The contribution to the budgetary General Fund from traditional and video lottery income increased by 10.4% in fiscal 2001, to $204.6 million.

   The State assumes substantial financial responsibility for a number of programs often funded by local units of government in other states, including public and higher education, social services programs, highways and the correctional system. Expenditures in fiscal 2001 for all Government Fund Types and Expendable Trust Funds totaled $4.7 billion an increase of 6.1% over fiscal 2000. Budgetary General Fund expenditures totaled $2.4 billion in fiscal 2001, 8.1% growth over fiscal 2000 compared with enacted budget growth of 6.8%. In fiscal 2001, nearly one-third of all State spending was for public and higher education. Spending totaled $1,447 million for education programs, an increase of 11.5% over fiscal 2000. Health and Children's Services expenditures of $1,179.1 million, representing almost one-fourth of total expenditures, increased 11.1% over fiscal 2000 as a result of rising health care costs, especially in the area of prescription drugs. General Government expenditures, the third largest component, increased 8.9% to $943.5 million primarily due to renovation and construction costs for State offices, new schools and prison construction.

   Debt Management. Oversight responsibility for the issuance of debt by the State and its authorities is centralized under the Secretary of Finance, and all debt issuance is subject to the approval of the State's Bond Issuing Officers (the Governor, Secretary of Finance, Secretary of State and the State Treasurer). The State has a three-part debt limit which restricts the principal amount of new "tax-supported obligations of the State" authorized in any one fiscal year to 5% of estimated net budgetary General Fund revenue for that fiscal year and establishes certain tests to be met at the time of debt issuance.

   The State last issued $100.0 million of general obligation bonds in April 2000, using the proceeds to fund a portion of its capital program. No general obligation bonds were issued during fiscal 2001. As of June 30, 2001, the State had outstanding $653.7 million of general obligation debt. General obligation bonds are secured by the full faith and credit of the State.

   During fiscal 2001, State authorities issued a total of $66.8 million of revenue bonds. A total of $1,055.2 million of revenue debt, including $420.3 million of component unit debt, remained outstanding at June 30, 2001. Revenue bonds are secured by specific revenue streams pledged to the repayment of debt service.

   Delaware's commitment to fiscal responsibility is widely recognized in financial markets. Beginning in fiscal 2000, each of the three rating agencies evaluating Delaware awarded their highest rating: Moody's Investor Service, Aaa, Standard & Poors, AAA, and Fitch IBCA, Duff & Phelps, AAA.

   Risk Management. In order to provide the citizens of Delaware with the service levels expected from their government, the State exposes itself to the potential for risk or losses similar to those associated with operating a business. For example, the State must provide employees with health care and protect against claims by employees or citizens. Other examples of potential risks or losses by the State include automobile, worker's compensation, police professional malpractice and a portion of property and casualty claims. It is the policy of the State not to purchase commercial insurance to cover these risks because of unnecessary cost. Instead, the State covers all claim settlements and judgments out of its general fund. The State continues to carry commercial insurance for all other risks of loss, including general liability and the remainder of the property and casualty liability.

   Each Delaware Trust is susceptible to political, economic or regulatory factors affecting issuers of Delaware municipal obligations (the "Delaware Municipal Obligations"). These include the possible adverse effects of certain Delaware constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Delaware and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Delaware or contained in Official Statements for various Delaware Municipal Obligations.

                              FLORIDA RISK FACTORS

   Economic Outlook. Florida's economy is not only expected to perform well but is projected to continue outperforming the U.S. Total non-farm jobs are expected to increase 3.8% in 2000-2001, and 2.8% in 2001-2002, reaching more than 7.5 million in the latter fiscal year. Trade and services account for more than half of all non-farm jobs. Service jobs are forecasted to grow 6.7% in 2000-2001, and 4.7% in 2001-2002. Trade jobs are expected to grow 2.6% and 2.3% in 2000-2001 and 2001-2002, respectively. Florida's unemployment rate is expected to be 3.8% and 4.3% for the same periods.

   An important element of Florida's economic outlook is the construction sector. Florida's single and multi-family private housing starts are projected to slow over the next two years. From a combined total of 162,600 housing starts in 1999-2000, it is expected that housing starts will fall to a combined total of 143,700 units in 2000-2001. Starts should slightly recover the following year, gaining 146,100 units. Multi-family starts have been slow to recover from the early 1990's recession, but they are showing strength, adding 58,800 starts in 1998-1999, 63,900 in 1999-2000, 49,900 in 2000-2001, and a projected increase of 52,000 units in 2001-2002. Single-family starts are forecasted to be 93,800 in 2000-2001, and 94,100 units the following year. Total construction expenditures are expected to increase by 1.6 and 2.7% during these forecast horizon periods.

   Florida's strong population growth contributes to the performance of Florida's economy. In addition to attracting senior citizens to Florida as a place for retirement, Florida is also recognized as attracting a significant number of individuals of working age (18-64). In recent years, Florida's prime working age population (18 - 44) has grown at an average annual rate of more than 2.0%. More than 60% of Florida's total population is at the working age (18
- 64). This share is not expected to change appreciably into the twenty-first century.

   From a 3.7% growth rate in real personal income in 1999-2000, it is forecasted that Florida's real personal income will increase 5.1% in 2000-2001 and 4.6% in 2001-2002. During these periods, real personal income per capita is expected to grow 3.4 and 2.9%, respectively. However, using personal income to compare Florida to other states can be misleading because Florida's personal income is systematically underestimated. Current contributions by employers to pension plans are included in personal income, while payments from pension plans are excluded to avoid double accounting. Because Florida retirees are more likely to be collecting on benefits earned in another state, Florida personal income is underestimated as a result.

   Because Florida has a proportionately greater retirement age population, property income (dividends, interest, and rent) and transfer payments (Social Security and pension benefits, among other sources of income) are relatively more important sources of income. Transfer payments are typically less sensitive to the business cycle than employment income and act as stabilizing forces in weak economic periods.

   Revenues and Expenditures. Governmental funds include general, special revenue, capital projects and debt service funds. Revenues are recognized when they are both measurable and available to finance current expenditures. Revenues for governmental funds totaled $39.7 billion in fiscal year 2000, an increase of 7.0% over the previous year. Expenditures for governmental fund types totaled $37.7 billion in fiscal year 2000, a 7.4% increase from the previous year.

   Total fund balance at June 30, 2000, for all governmental fund types, was $10.57 billion compared to $10.92 billion at June 30, 1999. Of the June 30, 2000 fund balance, $6.47 billion represents unreserved fund balance which is $520 million more than the $5.95 billion last year.

   Florida's 1997 tobacco settlement, as amended in 1998, is expected to total approximately $13 billion over a 25 year period. The settlement anticipates that the State of Florida will use the funds for children's health care coverage and other health-related services, to reimburse the State of Florida for medical expenses incurred by the State, and for mandated improvements in State enforcement efforts regarding the reduction of sales of tobacco products to minors. Additionally, the funds may be used for such purposes as the State match required to draw federal funds to provide children's health care coverage and for enhancement of children's and adolescents' substance abuse services, substance abuse prevention and intervention and children's mental health services. As of June 30, 2000, the State had received approximately $1.6 billion of the settlement, including $641 million received in the 1999-2000 fiscal year.

   Debt Management. Florida's Constitution and statutes require that Florida not run a deficit in its budget as a whole, or in any separate fund within its budget. Rather, its budget and funds must be kept in balance from currently available revenues each fiscal year. If the Governor or Comptroller believes a deficit will occur in any fund, by statute, he must certify his opinion to the Administrative Commission, which then is authorized to reduce all Florida agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the Florida Constitution prohibits Florida from borrowing by issuing bonds to fund its operations.

   Florida's outstanding general obligation bonds at June 30, 2000, totaled approximately $9.5 billion and were issued to finance capital outlay for educational projects of local school districts, community colleges and state universities, environmental protection and highway construction.

   Litigation. Currently under litigation are several issues relating to state actions or state taxes that put at risk a portion of General Revenue Fund monies. There is no assurance that any of such matters, individually or in the aggregate, will not have a material adverse affect on the state's financial position.

   Bond Ratings. Florida maintains a high bond rating from Moody's Investors Services (Aa2) and Standard and Poor's Corporation (AA+) on all State general obligation bonds. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Florida issuers may be unrelated to the creditworthiness of obligations issued by the State of Florida, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Florida Trust is susceptible to political, economic or regulatory factors affecting issuers of Florida municipal obligations. These include the possible adverse effects of certain Florida constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Florida and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Florida or contained in Official Statements for various Florida bonds.

                              GEORGIA RISK FACTORS

   Each Georgia Trust is susceptible to political, economic or regulatory factors affecting issuers of Georgia municipal obligations (the "Georgia Municipal Obligations"). These include the possible adverse effects of certain Georgia constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Georgia and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Georgia.

   Economic Outlook. The forecast for the Georgia economy is similar to that of the nation. Despite the most aggressive monetary easing in two decades, the U.S. economy came to a virtual standstill in the first half of 2001. The slowdown was only exacerbated by the September 11 terrorist attacks on the World Trade Center and the Pentagon. It is difficult to know by how much the terrorist attacks worsened the fragile U.S. economic situation. The Georgia economy slid into recession in the third quarter of 2001 and it is expected that the recession will be relatively long but shallow. Still, a gradual recovery is forecasted to begin in the second half of 2002.

   As a result to the terrorist attacks, Georgia's unusually large air transportation, hospitality and information technology clusters are expected to face difficult market conditions in the first half of 2002. Activity in convention and tourism has also plummeted and it is not expected to rebound quickly. Overall however, the high tech, hospitality and transportation sectors have above-average long-term growth prospects.

   Georgia's economy will also suffer because it is home to many military bases. The bases are huge economic engines but when troops are deployed overseas, they cannot spend money in Georgia and their dependents are understandably not in the mood to do so.

   In 2002, the state's nonagricultural employment will decrease by almost 33,000 jobs, a drop of .9%. The unemployment rate will rise by almost two full percentage points - from 4.2% in 2001 to 6.1% in 2002. The services sector is projected to add 14,500 jobs and will see the fastest growth. Retailers will be thwarted by the .1% decline in wholesale and retail employment brought about by a drop in sales of new cars, big-ticket durable goods, and discretionary goods. Manufacturing employment will see drops by 2.8% and the industry as a whole may be hurt by global recession, excessive capacity in many of the manufacturing subsectors, increased competition from imported goods and more automation in production. Employment in finance, insurance and real estate will also decline by 1.5% in 2002.

   Revenues and Expenditures. Due to the recession, there is a fiscal imbalance in state governmental revenues and expenditures. Because Georgia must balance its budget, there have been and will be additional sharp cuts in spending by the state government. Fortunately, the state's "rainy day" reserve funds were full and these funds help to reduce the impact of the slow economy on the budget, but the those funds will be thin or gone in 2002.

   As of June 30, 2000, the total revenues of the General Fund were 21,350,558,149 and total expenditures were 2,346,992,258.

   Debt Management. The Georgia Constitution permits the issuance by the State of general obligation debt and of certain guaranteed revenue debt. The State may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. The Georgia Constitution prohibits the incurring of any general obligation debt or guaranteed revenue debt if the highest aggregate annual debt service requirement for the then current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, exceeds 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred.

   The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the State treasury.

   As of June 30, 2000, outstanding general obligation debt issues of the State of Georgia totaled $5,139,570,000.

   Virtually all of the issues of long-term debt obligations issued by or on behalf of the State of Georgia and counties, municipalities and other political subdivisions and public authorities thereof are required by law to be validated and confirmed in a judicial proceeding prior to issuance. The legal effect of an approved validation in Georgia is to render incontestable the validity of the pertinent bond issue and the security therefor.

   Georgia is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. An adverse final decision could materially affect the State's governmental operations and, consequently, its ability to pay debt service on its obligations.

   Bond Ratings. State of Georgia general obligation bonds are currently rated as follows: Standard & Poor's, AAA (upgraded from AA+ on July 29, 1997); Moody's, Aaa; and Fitch, AAA. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Georgia issuers may be unrelated to the creditworthiness of obligations issued by the State of Georgia, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

                               HAWAII RISK FACTORS

   Economic Outlook. The devastating acts of terrorism on September 11, 2001, and our country's subsequent military response, have had a profound and crippling effect on Hawaii's recovering economy, as well as on the livelihood and well being of Hawaii's people. Before September 11, earlier efforts to enhance the State's economic base with tax incentives and government reforms were already yielding positive results and the State's economy was steadily gaining momentum. Recovery began in late 1998; improved in earnest through 1999; and in 2000 and early 2001, showed unmistakable signs of expansion. Hawaii's Gross State Product grew by a respectable 5.3% in calendar year 2000, leading one bond-rating agency to elevate our credit status by restoring our favorable "Aa-" rating. Unfortunately, all economic gains were abruptly interrupted, and even reversed, by the events of September 11.

   In this country, no regional economy, including Hawaii's, escaped that event's destructive effects as consumer, business, and investor confidence immediately declined. Worldwide, international economies were derailed or suffered crippling downturns. Worse, as a nation untouched by foreign aggression since 1941, our collective belief in the insulated safety of our country was forever destroyed when the attacks occurred on domestic soil. Economies such as Hawaii, which are significantly dependent on domestic and international travel and tourism, were especially affected.

   Hawaii's Gross State Product was estimated to suffer losses of between $492 million to $1.3 billion, and as many as 24,000 jobs. In a special November 14, 2001 meeting, the Council on Revenues revised its earlier September estimates to project significant initial revenue losses of $152 million in FY 02, and $163 million in FY 03; enough to cause the State to be in deficit every year from FY 03 through FY 07, if not remedied. The Council also assumed that Hawaii's economy would rebound by the end of calendar year 2002, but the cumulative effect of the temporary and dramatic revenue drop in fiscal years 2002 and 2003 would have already caused the State's budget and financial plan through FY 07 to be out of balance. Because the effects of the downturn are expected to be temporary, dramatic structural revenue changes or drastic operating budget reductions are not anticipated to address the shortfall.

   Ratings. As of a recent date, Standard & Poor's rated Hawaii's general obligation bonds "AA" and Moody's rated such bonds "Aa3."

                               KANSAS RISK FACTORS

   Generally. According to the Kansas Economic Outlook, April 2001, job growth is expected to improve marginally in 2001 and 2002, although it will remain considerably weaker than during the 1996-1998 period. Employment in the State of Kansas for June 2001 was at its highest level since July 1999. Compared to June 2000, employment was up about 47,000. Modest gains were shown in most industries. Personal income growth in 2001 and 2002 is expected to be 4.7% and 5.0% respectively. Job growth in the transportation, public utilities and communications sector moderated in 2001 and is expected to remain modest in 2002. The wholesale trade sector experienced renewed growth during 2000 and 2001. Jobs in the sector are expected to flatten out during 2002. Jobs in retail trade, which have remained nearly level during the last 2 years, are expected to continue to show slow growth throughout the forecast period. The unemployment rate was 3.9% for June 2001 compared to 4.0 for last June and the seasonally adjusted national rate for June 2001 of 4.5%.

    Nominal personal income will grow 4.5% in 2001 and 3.6% in 2002. These rates are down somewhat from the 4.7% increase in personal income during 2000, but are still in a range that will mean personal income increases for Kansas in the upcoming few years.

   Revenues and Expenditures. During 1990, the Kansas legislature enacted legislation establishing minimum ending balances for the State General Fund to ensure financial solvency for the state. The act established targeted year-end State General Fund balances as a percentage of state expenditures for the forthcoming fiscal year. This act was phased in over several years and currently requires an ending balance of at least 7.5% of expenditures and demand transfers.

   The combined governmental funds of the State consist of the State General Fund, Special Revenue Funds and Capital Projects Funds. These funds encompass the broad activities of State government. The economic condition of the State is reflected in the revenues and expenditures of the combined governmental funds. The combined governmental funds revenue increased by $439.9 million or 5.6% from fiscal year 2000 with the majority of the increase reflected in additional federal funding in various areas including children's health, childcare, foster care, child support, medical services and temporary assistance to needy families as well as increases in State General Fund taxes due to economic growth. Expenditures of combined governmental funds increased by $343.4 million or 4.2% over fiscal year 2000. The majority of the increases are in the Human Resources function and Education function.

   The economic impact of the September 11 terrorist attacks on the World Trade Center and Pentagon is unclear. One impact of the attacks, however, is the detrimental effect on state budgets. The recent volatility in the stock markets and consumer spending will likely make things worse for states attempting to maintain balanced budgets.

   Debt Management. The State of Kansas finances a portion of its capital expenditures with various debt instruments. Revenue bonds and loans from the Pooled Money Investment Board finance most debt-financed capital improvements for buildings, while "master lease" and "third-party" financing pays for most capital equipment. The Kansas Constitution provides for the issuance of general obligation bonds subject to certain restrictions, but no bonds have been issued under this provision for many years. No other provision of the Constitution or state statute limits the amount of debt that can be issued. The State of Kansas has no general obligation debt rating; however, in October 1998, Standard and Poor's assigned an issuer credit rating to AA+ to the State of Kansas.

   Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Known claims, asserted and unasserted, have been evaluated for the likelihood of an unfavorable outcome. After review, it is the State's opinion, according to the State's financial report, that its ultimate liability in these cases, if any, is not expected to have a material adverse effect on the State's financial position.

   Each Kansas Trust is susceptible to political, economic or regulatory factors affecting issuers of Kansas municipal obligations (the "Kansas Municipal Obligations"). These include the possible adverse effects of certain Kansas constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Kansas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Kansas or contained in Official Statements for various Kansas Municipal Obligations.

                              KENTUCKY RISK FACTORS

   Economic Outlook. After a decade of remarkable economic growth the economy slowed considerably in 2001. Even though the average real output continued to be higher than the long-term average, the change was in sharp contrast to the 5.2 percent growth of the previous year. Consumer sentiment also fell below the 100 mark after reaching a record high in 2000. Real Gross Domestic Product (GDP) grew by 3.1 percent in 2001. During the boom period last year this was up 5.6 percent. National job growth was tepid with non-agricultural employment growing by 1.4 percent to a total of 132.3 million. About 1.9 million new jobs were created in 2001 compared to 2.9 million in 2000. The overall unemployment rate remained low at 4.2 percent. Manufacturing employment dropped by 1.5 percent. The big turnaround was in mining, especially oil and gas extraction, and employment increased by 3.7 percent.

   In the early 1990s Kentucky was barely impacted by the national recession. As its industry mix diversified Kentucky was able to keep pace with the national economy, but it still relies on the manufacturing sector as a source of relatively well-paying jobs. In Kentucky 18.7 percent of nonagricultural employment is in the manufacturing sector compared to 15.2 percent nationally. Although Kentucky has shown positive growth in this area, recently, it experienced a 1.6 percent decline in manufacturing jobs. This has been more severe than the 0.7 percent decline in 1991. Kentucky's overall nonagricultural employment growth was 1.1 percent, compared to the national average of 1.4 percent. Both services and finance, insurance and real estate grew strongly by
2.6 and 2.1 percent, respectively. Mining, which is dominated by coal mining, typically declines every year, but managed to grow by 0.9 percent in 2001. Even though transportation, communication and public utilities did poorly in the fourth quarter, mining registered an overall growth of 1.7 percent in 2001. Kentucky's personal income growth in 2001 averaged 5.0 percent, compared to 5.6 percent nationally. The wage and salary component grew strongly by 5.7 percent, again due primarily to growth experienced in the first half of the year. The slowdown in income and employment did not impact the Kentucky economy substantially until the third quarter of 2001.

   Major Initiatives. The first months of fiscal year 2001 were devoted to implementing the broad array of major policy initiatives authorized by the 2000 Regular Session of the General Assembly. These initiatives were in the biennial budget and funded effective July 1. The most important of these were post-secondary education improvement, infrastructure and community development investment, criminal justice, economic development, information technology, and elementary and secondary education. Also Kentucky was, for the first time, able to support program initiatives funded from the National Tobacco Settlement. The monies were focused in the areas of agricultural development diversification, early childhood development and health related initiatives including smoking cessation activities and health insurance for the most at risk element(s) of the population. The tobacco settlement funds were allocated on a percentage basis with 50 percent to agricultural development and 25 percent to both early childhood development and to health related initiatives. Kentucky also elected to bolster farm economy income supplement programs, authorized from the Settlement Funds. By the fall of the year, the state economy and anticipated revenue collections were both beginning to slow. This gave rise to contingency planning efforts in the event that Kentucky was to face its first official revenue shortfall since the formalization of the Consensus Forecasting process in 1996 and the first broad budget cutback of an enacted budget since fiscal year 1994.

   In January, the first "annual session" of the Kentucky General Assembly in over 200 years commenced. This new "annual session" was authorized by a Constitutional amendment and was empowered to take up any issue it deemed to be of public import. The Consensus Forecasting Group revised both the fiscal year 2001 General Fund and Road Fund estimates downward by $91 million and $55 million, respectively, triggering a formal Budget Reduction Plan into action. The Budget Reduction Plans for both the General and Road Funds were executed in April 2001 bringing the budget back into balance. The state law dictated the order priority for achieving budget reductions and were based on the following principles: (1) exempting education at all levels from any reductions; (2) exempting Medicaid benefits from cutbacks; (3) exempting capital projects/ infrastructure investment; and (4) avoiding public employee layoffs. That effort resulted in a revised balanced budget without notable affect on public services. This was achieved by identifying appropriate funds that would remain unspent due to personnel vacancies, capturing unneeded debt service, by utilizing fund transfers, and by drawing down from the Budget Reserve Trust Fund. The Road Fund was rebalanced primarily by reducing the state construction program and by tapping a variety of small accounts. Again in June 2001 the Consensus Forecasting Group reduced the "current year" revenue estimate by another $68 million in the General Fund, making a cumulative General Fund revenue shortfall of $159 million. Other reductions necessary to support emergency expenditures were also affected resulting in total fiscal year 2001 budget reductions of $185 million. A second Budget Reduction Plan was executed that same month balancing the budget and preserving the principles and exemptions incorporated in the first actions. Budget reductions were again achieved by not filling vacant positions, capturing unneeded debt service, and additional fund transfers and operating expense reductions. On June 14, 2001 the Consensus Forecasting Group again revised both the General Fund and Road Fund revenue estimates for fiscal year 2002, downward from the 2000 amounts by $296 million and $85 million, respectively. As the fiscal year closed, the Commonwealth was formulating Budget Reduction Plans for fiscal year 2002 in anticipation of a further national economic slowdown. Those plans were predicated on preserving the same policy priorities previously adopted in dealing with fiscal year 2001 problems, i.e., education, infrastructure, and essential public service.

   Revenues and Expenditures. General Fund revenue on a budgetary basis for 2001 was $6.84 billion, an increase of 1.8% over 2000. This amount includes $6.76 billion in tax and non-tax receipts, and $82.07 million of Operating Transfers In. Taxes represented 93.5% of all General Fund revenue collected during the period. General Fund expenditures on a budgetary basis for 2001 totaled $7.04 billion, including Operating Transfers Out of $782.20 million. During 2001, expenditures increased by 7.5% and transfers increased by 23.78% compared to 2000. The general government function includes $931.38 million of expenditures and transfers for the state supported universities, which together amount to 13.2% of the General Fund total.

   Debt Administration. The amount of debt service for general bonded debt, the ratio of this amount to total expenditures for general governmental functions, and the amount of debt per capita are useful indicators to citizens, investors, and management regarding the Commonwealth's debt position. The data for 2001 is:
Debt Service (thousands)- $410,058, Ratio to Total General Governmental Expenditures- 3.3% and Debt Per Capita General Bonded Debt (thousands)- $733. No general obligation bonds were authorized or outstanding at June 30, 2001. During 2001, Kentucky issued revenue bonds totaling $762,945,000 for general governmental functions which are supported by governmental fund appropriations. All issues sold during 2001 were rated "AA-" or higher by major rating services. At June 30, 2001, total principal outstanding for revenue bonds paid from governmental fund appropriations was $2,944,838,570.

   Cash Management. The Commonwealth of Kentucky's investments are governed by KRS 42.500 and KAR Title 200 Chapter 14. The State Investment Commission, comprised of the Governor, the Treasurer, Secretary of the Finance and Administration Cabinet, and gubernatorial appointees of the Community Independent Banker's Association and Kentucky Banker's Association, is charged with the oversight of Kentucky's investment activities. The Commission is required to meet at least quarterly, and delegates day to day investment management to the Office of Financial Management. At June 30, 2001, the Commonwealth's operating portfolio was approximately $3.6 billion in cash and securities. The composition of investments was as follows: U.S. Treasury Securities (17%); securities issued by agencies, corporations and instrumentalities of the United States Government, including mortgage backed securities and collateralized mortgage obligations (42 %); repurchase agreements collateralized by the aforementioned (12%); municipal securities (4%); and corporate and asset backed securities, including money market securities (25%). The portfolio has a current yield of 4.69% and modified duration of 1.5 years. Investment income through June 30, 2001 was $316 million versus $160 million the previous fiscal year. Kentucky's investments are categorized into four investment pools: Short-Term, Intermediate-Term, Long-Term, and Bond Proceeds Pools. The purpose of these pools is to provide economies of scale that enhance yield, ease administration and increase accountability and control. The Short-Term Pool consists primarily of General Fund cash balances and provides liquidity to the remaining pools. The Intermediate Pool represents Agency Fund investments, state held component unit funds and fiduciary fund accounts held for the benefit of others by the state. The Long Term Pool invests the Budget Reserve Trust Fund and other funds deemed appropriate for the pool where liquidity is not a serious concern. The Bond Proceeds Pool is where bond proceeds for capital construction projects are held until expended for their intended purpose.

   Bond Ratings. Because it currently has no general obligation debt outstanding, the Commonwealth of Kentucky is not rated by Moody's Investors Service, Inc. or Fitch IBCA, Inc. As of a recent date, Standard & Poor's Ratings Services has awarded Kentucky an implied credit rating of AA, with a negative credit watch.

                             LOUISIANA RISK FACTORS

   Economic Outlook. While the estimated employment growth rate will only increase about 1.4%, the extraction industry will continue to act as a "safety net." The extraction industry continues a slow and stead increase in employment, mainly because of higher energy prices. The affects other industries such as machinery, fabrication and transportation equipment that rely on the oil and gas industry. Other industries that show a decrease in employment are chemical, food processing, petroleum refining and electronics industries. It is anticipated that this mixture of pluses and minuses will offset each other and manufacturing employment will remain flat.

   The services employment is the largest sector in Louisiana and as the economy expands and baby boomers age, the demand for services employment will continue to rise. Other employment sectors that show a steady upward growth trend are construction, trade, government, and non-rail transportation. Thus, the services and trade sectors continue to be major job generators in Louisiana. For the first time in history, it is expected that Louisiana will have more than 2 million people employed within its borders.

   According to the 2000 census, Louisiana has been setting population records since the severe decline shown in the 1990 census. The state's population grew 5.9% over the last ten years which has made Louisiana the 22nd most populous state. It is projected that Louisiana's population will rise by 0.6% a year through 2003.

   Because of the tragic events of September 11, 2001, the projected outlook is not expected to change significantly but the impact of those events is difficult to determine. Uncertainties will create cautions that will affect the U.S. economy and, ultimately, Louisiana, but this will be temporary.

   Revenue and Expenditures. The Louisiana Revenue Estimating Conference (the "Conference") was established by Act No. 814 of the 1987 Regular Session of the Legislature and given constitutional status in 1990 (Article VII, Section 10 of the State Constitution). The Conference was established to provide an official forecast of anticipated state revenues upon which the executive budget shall be based, to provide for a more stable and accurate method of financial planning and budgeting and to facilitate the adoption of a balanced budget as is required by Article VII, Section 10(E) of the State Constitution. In developing the official forecast, the Conference can only consider revenues that are projected to accrue to the state as a result of laws and rules enacted and in effect during the forecast period. The Conference is prohibited from including revenues which would be raised by proposed legislation or rules. During the 1990 Regular Session of the Louisiana Legislature, a constitutional amendment was approved (Act No. 1096), granting constitutional status to the existence of the Revenue Estimating Conference without altering its structure, powers, duties or responsibilities which are currently provided by statute.

   Fiscal Year 2001 General Fund revenues totaled approximately $5.05 billion while General Fund expenditures were approximately $11.6 billion, leaving a deficiency of approximately $6.55 billion. For the year ending June 30, 2001, the total General Fund balance, including equity transfers and increases in reserve for inventories was $338,747,000.

   The General Fund unreserved/undesignated fund balance rebounded from a deficit in Fiscal Year 2000 of $81 million to an surplus of approximately $27.3 million due to a marked increase in revenues and a modest increase in expenses. The fund balance would have been larger except for the effect of Act 1182 of 2001, which directed $185 million of the anticipated surplus to the Deficit Elimination/Capital Outlay Escrow Replenishment Fund, a special revenue fund.

   In an effort to solve Louisiana's financial crisis, an Executive Order was issued for a "No-Growth Government" which will downsize state government by approximately 5,000 positions. This prohibits filling any new or existing employment vacancies in state government and represents over $77 million in cuts. Other proposed budget cuts were made to various programs which brings the total to approximately $195 million in proposed cuts. In addition, the Legislative Branch is expected take steps to downsize, and the Judicial Brand and school boards have been asked to follow suit.

   Debt Management. The Louisiana Constitution of 1974 provides that the state shall have no power, directly or indirectly, through any state board, agency, commission or otherwise to incur debt or issue bonds except by law enacted by two-thirds of the elected members of each house of the legislature.

   Louisiana Revised Statutes (LRS) 39:1365(25) and 39:1402(D) limit the authorization and issuance, respectively, of general obligation bonds. This serves as a legal debt limit. As of June 30, 2001, Louisiana's authorized limit was $17,373,270,000; total general obligation bonds authorized totaled $1,941,026,000 or 11.18% of the bond authorization limit. LRS 39:1367 requires the State Bond Commission to establish an annual limit on the issuance of net state tax-supported debt. For fiscal year 2001, the maximum amount of net state tax-supported debt allowed by statute was 6.6% of estimated General Fund and dedicated funds revenues, as established by the Revenue Estimating Conference. At June 30,2001, total net state tax-supported debt paid was $311,713,806.

   The ratios of general obligation bond debt service requirements to assessed property value, to market value of taxable property, and to the total state population are considered useful indicators of the state's debt position. Based on an estimate of projected population, it is anticipated that the debt service per capita for fiscal year 2001 is approximately $584. As has been reported in previous years, the debt service per capita continues to decline. Since its high point in 1986 of $1,777, debt service per capita has decreased just over 50%.

   Bond Rating: As of August 2002, State of Louisiana general obligation bonds have been given the following ratings: Standard & Poor's Ratings Services, A; Moody's Investors Service, Inc., A2; and Fitch IBCA, Inc., A. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Louisiana issuers may be unrelated to the creditworthiness of obligations issued by the State of Louisiana, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Louisiana Trust is susceptible to political, economic or regulatory factors affecting issuers of Louisiana municipal obligations (the "Louisiana Municipal Obligations"). These include the possible adverse effects of certain Louisiana constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Louisiana and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Louisiana or contained in Official Statements for various Louisiana Municipal Obligations.

                               MAINE RISK FACTORS

   Maine's economy is based in large part on the its natural resources--fishing, farming, forestry and tourism. The nature of these industries has meant that a significant portion of the state's employment opportunities are seasonal and overall earnings lag behind national averages. One of Maine's greatest impediments to faster economic growth is slow population gains. The State of Maine is expected to experience the same economic slowdown in 2002 that is occurring nationally.

   Personal income growth is expected to dip to 5% over the period of 2002 through 2005. Unemployment, however, is forecast to remain low as a result of the steady pace of job creation, primarily in the southern part of the state. Employment growth is expected to be in a range of 1.1 to 1.3% over the period of 2002 through 2005. Maine's unemployment rate as of January 2001 was at 3.3% while nonfarm employment was 6,094,000. Job creation is expected to be supported through continued economic expansion while being restrained by the continuation of minimal population growth statewide and tight labor market conditions in southern Maine. Maine's Consumer Price Index growth is expected to follow national forecast trends.

   Revenues and Expenditures. The state operates under a biennial budget which is formulated in even-numbered years and presented for approval to the Legislature in odd-numbered years. Each fiscal year of the biennium encompasses the period July 1 through June 30. Maine's Total budgeted revenue for the 2002-2003 biennium is $5,146,700,000. Total appropriations for the same biennium is $5,303,300,000

   Maine's Rainy Day fund, a monetary reserve fund which acts to cushion the effects of a downturn in economy eliminating the need to cut services or raise taxes, is projected to be at its cap of $141.7 million in fiscal year 2001.

   The economic impact of the September 11 terrorist attacks on the World Trade Center and Pentagon is unclear. One impact of the attacks, however, is the detrimental effect on state budgets. The recent volatility in the stock markets and consumer spending will likely make things worse for states attempting to maintain balanced budgets.

   Debt Management. The Constitution of the State of Maine provides that the Legislature shall not create any debt which exceeds $2,000,000 except to suppress insurrection, to repel invasion or for purposes of war except when two-thirds of the Legislature and a majority of the voters authorize the issuance of debt. The Constitution also provides that tax anticipation loans must be repaid during the fiscal year of issuance. Constitutional amendments have been adopted which also allow the Legislature to authorize the issuance of bonds to insure payments on revenue bonds of up to $4,800,000 for local public school building projects; in the amount of up to $4,000,000 to guarantee student loans; to insure payments on up to $1,000,000 of mortgage loans for Indian housing; to insure payments on up to $4,000,000 of mortgage loans or small business loans to war veterans; and to insure payments on up to $90,000,000 of mortgage loans for industrial, manufacturing, fishing, agricultural, and recreational enterprises. This last authorization has been limited statutorily to a maximum of $87,500,000 available for issue through the Finance Authority of Maine.

   Revenue bonds are issued by the Maine Health and Higher Education Facilities Authority to finance hospitals and other health care facilities. The revenues of such facilities consist, in varying but typically material amounts, of payment from insurers and third-party reimbursement programs, including Medicaid, Medicare and Blue Cross. The health care industry in Maine is becoming increasingly competitive. The utilization of new programs and modified benefits by third-party reimbursement programs and the advent of alternative health care delivery systems such as health maintenance organizations contribute to the increasingly competitive nature of the health care industry. This increase in competition could adversely impact the ability of health care facilities in Maine to satisfy their financial obligations.

   Further, health care providers are subject to regulatory actions, changes in law and policy changes by agencies that administer third-party reimbursement programs and regulate the health care industry. Any such changes could adversely impact the financial condition of such facilities.

   The State of Maine's general obligation bonds are currently rated as AA+ by Standard & Poor's Ratings Services, AA+ by Fitch IBCA, Inc. and Aa2 by Moody's Investors Service, Inc. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Maine issuers may be unrelated to the creditworthiness of obligations issued by the state of Maine, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Maine Trust is susceptible to political, economic or regulatory factors affecting issuers of Maine municipal obligations (the "Maine Municipal Obligations"). These include the possible adverse effects of certain Maine constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Maine and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Maine or contained in Official Statements for various Maine Municipal Obligations.

                              MARYLAND RISK FACTORS

   Generally. Job creation in Maryland over the past year has been strongest in the areas of mining, construction, and transportation and public utilities with increases of 7.1%, 4.0% and 4.0% respectively. Meanwhile, government jobs increased only 1.8% and two areas, manufacturing and finance, insurance and real estate (FIRE) actually decreased 1.3% and 1.1% respectively. As of December 2000, Maryland's unemployment rate was 3.7%, an increase of 0.5% from the previous December. Per capita personal income in Maryland was $32,465 in 1999, an increase from the previous year's $30,850.

   Revenues and Expenditures. Maryland's fiscal year ends June 30. After growth of 5.9% in fiscal year 1999 and 6.7% in 2000, the Maryland Board of Revenue projects revenues to grow 3.4% in fiscal year 2001. This growth rate reflects the reduced revenue as an income tax cut is phased in. Total estimated general fund revenues are $9.4 billion for fiscal year 2001.

   Maryland will enter fiscal year 2001 with $940 million of surplus funds. Of this, $815 million is the general fund balance. The remaining $125 million is allocated to the "Rainy Day" account of the state reserve fund (officially the Revenue Stabilization Fund). The "Rainy Day" fund acts as a savings account for the state. Funds are set aside to protect against unexpected revenue declines and to finance future expenses. State law establishes a target of 5% of general funds for the "Rainy Day" fund. As of June 30, 1999 this account contained $580 million, or 6.4% of general fund revenues.

   Over $500 million of Maryland's surplus funds will be invested in capital projects to promote education, transportation and smart growth. Another $400 million will be placed in reserve to fund the future cost of state income tax relief and to finance capital projects now in the design phase. Maryland's budget allocates the first $250 million from the state's share of the national tobacco settlements. These funds are directed towards fighting cancer, smoking and substance abuse and to education programs. The state budget for fiscal year 2001 totals $19.6 billion, a 9% increase over 2000. The budget for 2001 directs most of this increase to improve education at all levels.

   Debt Management. The public indebtedness of the State of Maryland and its instrumentalities is divided into three general types. The state itself issues general obligation bonds for capital improvements and for various state and local projects, for which property taxes, the debt service fund loan repayments and general fund appropriations are used for repayment. In addition, for transportation purposes the Maryland Department of Transportation issues limited, special obligation bonds payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues and for which the state has no liability and has given no moral obligation assurance.

   General Obligation debt financing provides the funding for State-owed capital improvements for prisons and colleges, various State capital grants to local governments and private non-profit organizations. Projects funded include local public schools, local jails, water treatment facilities, museums, and rehabilitation of historic structures and private treatment centers for the developmentally and physically disabled. During Fiscal Year 1999, Maryland issued $475 million of new general obligation bonds. The Department of Transportation and the Maryland Transportation Authority had $754 million and $344 million, respectively, in outstanding limited obligation bonds at the close of the same time period.

   The State of Maryland's General Obligation Bonds have long been assigned the highest credit rating by Moody's Investors Service, Inc. (Aaa) and Standard and Poor's, a Division of the McGraw-Hill Companies, Inc. (AAA), with the addition of an AAA rating from Fitch IBCA, Inc. In FY 1990, Maryland became one of a very few states to earn a "AAA" rating. Maryland's outstanding credit status reflects many factors, among which include the State's varied economy, its diversified revenue structure, the security and the relatively short 15-year maturity of the General Obligation Bonds. The high quality of the State's financial and debt management system are continually cited by rating agencies and financial analysts as among the best in the nation.

   There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Maryland issuers may be unrelated to the creditworthiness of obligations issued by the State of Maryland, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Maryland Trust is susceptible to political, economic or regulatory factors affecting issuers of Maryland municipal obligations (the "Maryland Municipal Obligations"). These include the possible adverse effects of certain Maryland constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Maryland and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various Maryland and local agencies in Maryland or contained in Official Statements for various Maryland Municipal Obligations.

                           MASSACHUSETTS RISK FACTORS

   Economic Outlook. Massachusetts and the rest of the nation are in the midst of a profound economic downturn exacerbated by the September 11th terrorist attacks. Even though the Commonwealth is home to many world-renowned institutions of medicine and higher education, both public and private, keeping the economy relatively stable and full of ingenuity, no sector is immune from the economy. Tourism, a significant component of Massachusetts' economy, is the their largest industry. Most economic data points to a significant drop in activity in the short term for the tourism industry. According to a report released by the Massachusetts Office of Travel and Tourism on October 10, 2001, the lodging industry component alone is expected to lose $241 million in sales this year post September 11th. Overall, the lodging industry, according to the report, is expected to generate over $324 million less in sales this year than in 2000.

   Since fiscal year 1994 the office of the Comptroller has reported that the fiscal health of the Commonwealth is strong - it has enjoyed over seven years of prosperity and growth. Overall through fiscal year 2001, the financial condition of the Commonwealth of Massachusetts remained strong; however, the picture is changing. As of June 2001, the Federal Reserve Bank of Boston, in its monthly New England Economic Indicators, reported that the number of people unemployed in Massachusetts has increased at a rate of 3.4%. This is still under the "full employment" threshold of 5%, but the rate is rising and was up to 4.2% in October 2001.

   Prudent planning throughout the 1990's has left the Commonwealth well positioned for this economic slowdown.

   Revenues and Expenditures. For the eleventh consecutive year, revenues have exceeded expenditures in the governmental funds. As of June 30, 2001, the governmental fund balance was $4.4 billion. In fiscal year 2001, the revenues and other financing sources in the budgeted funds totaled $23.1 billion.

   The Commonwealth ends fiscal year 2001 with a $3 billion surplus in its budgeted funds. Since fiscal year 1991, the Commonwealth's Stabilization Fund, sometimes called the "rainy day fund" has grown from a balance of $59 million to over $1.7 billion, its maximum. In addition, in the final set of appropriation acts for the fiscal year, the Commonwealth set aside over $579 million in fiscal year 2001 surpluses. Of this amount, $422 million was used to balance the fiscal year 2002 budget, with the remainder held in stabilization. The Stabilization Fund is a tool at decision makers' disposal to assist the Commonwealth through this difficult time. It may be used in three circumstances. The first is to make up any difference between the actual state revenues and the allowable

   Debt Management. The Commonwealth funds its capital appropriations by authorizing the issuance of long-term bonds. In fiscal year 2001, the Commonwealth issued a significant amount of debt for various purposes. There were $9.3 billion authorized- unissued bonds and outstanding principal totaling $14 billion. As of June 30, 2001, the outstanding debt totaled $13,999,454. To limit the Commonwealth debt burden, and control the degree to which debt service creates pressure on the operating budget, the Administration has implemented a five-year capital spending plan which has existed for several years. The Commonwealth also defeased debt through the use of $650 million of transfers and operating surplus through the escrow and irrevocable trust with an escrow agent that purchased U.S. Government securities. Through this action, the Commonwealth defeased debt service payments of approximately $624 million, plus related unamortized discount, during fiscal year 2001.

   Bond Ratings. As of June 2002, the general obligation bonds of the Commonwealth of Massachusetts were rated AA- by Standard & Poor's Ratings Services , Aa2 by the Moody's Investors Service, Inc.'s and AA- by Fitch IBCA, Inc.'s (formerly Fitch Investors Service, L.P.). There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Massachusetts issuers may be unrelated to the creditworthiness of obligations issued by the State of Massachusetts, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Massachusetts Trust is susceptible to political, economic or regulatory factors affecting issuers of Massachusetts municipal obligations (the "Massachusetts Municipal Obligations"). These include the possible adverse effects of certain Massachusetts constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Massachusetts and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Massachusetts or contained in Official Statements for various Massachusetts Municipal Obligations.

                              MICHIGAN RISK FACTORS

   Investors should be aware that the economy of the State of Michigan has, in the past, proven to be cyclical, due primarily to the fact that the leading sector of the State's economy is the manufacturing of durable goods. While the State's efforts to diversify its economy have proven successful, as reflected by the fact that the share of employment in the State in the durable goods sector has fallen from 33.1 percent in 1960 to 17.9 percent in 1990 and to 14.9 percent in 2000, durable goods manufacturing still represents a sizable portion of the State's economy.

   In January 1998, Standard & Poor's raised its rating on the State's general obligation bonds to "AA+" and in September, 2000, raised the rating to "AAA". In March 1998, Moody's Investors Service, Inc. raised the State's general obligation bond rating to "Aa1" and in October, 2000, raised the rating to "Aaa". In April, 1998, Fitch IBCA, Inc., raised its rating on the State's general obligation bonds to AA+.

   The State's economy could continue to be affected by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures and over-capacity. Such actions could adversely affect State revenues and the financial impact on the local units of government in the areas in which plants are closed could be more severe. In addition, as described in the State's comprehensive annual financial report on file with the Nationally Recognized Municipal Securities Information Repositories, the State is party to a number of lawsuits and legal actions, some of which, if determined adversely to the State, could have a materially adverse impact on the State's finances.

   In recent years, the State of Michigan has, except as described below, reported its financial results in accordance with generally accepted accounting principles. The State ended the five fiscal years 1997-2001 with its general fund in balance after substantial transfers from the General Fund to the Budget Stabilization Fund. During the 1997-98 fiscal year, an error was identified pertaining to the Medicaid program administered by the Department of Community Health ("DCH"). Over a ten-year period, DCH did not properly record all Medicaid expenditures and revenues on a modified accrual basis as required by GAAP. As a result, the General Fund balance (reserved and unreserved) for the "fiscal year" ended September 30, 1997 was reduced by $154.1 million from $1,047 million to $893.1 million to account for the corrections of the prior period error. The ending fund balance (reserved and unreserved) of the General Fund at the end of the 2000-01 fiscal year was $1,908.5 million. The unreserved fund balance of the General Fund for at the end of the 2000-01 fiscal year was $28.1 million. The unreserved fund balance of the Budget Stabilization Fund at the end of the 2000-01 fiscal year was $944.2 million.

   Consistent with the down-turn in the national economy, the State is currently experiencing an economic slow-down, which has resulted in reductions in anticipated State revenues. On November 6, 2001, the State Legislature completed required approvals of an executive order of the Governor which reduced 2001-02 appropriated State expenditures by approximately $540 million. Included in the executive order cuts are reductions in revenue sharing for Michigan municipalities of approximately $37 million. The State Legislature has also increased the State's cigarette tax and appropriated transfers from the Budget Stabilization Fund to avoid a deficit as of September 30, 2001 in the General Fund, and to help balance the 2001-02 General Fund budget. The impact of these transfers is expected to reduce the balance in the Budget Stabilization Fund to approximately under $250 million. Additional transfers from the Budget Stabilization Fund may become necessary to help balance the 2001-02 budget or the 2002-03 budget.

   On Thursday, July 25, 2002, the Governor vetoed $844 million in revenue sharing payments to local governments ($536.7 million for cities, $211.5 million for counties, $82.2 million to townships, and $13.7 million for villages) in the State's 2002-03 fiscal year budget. The veto is subject to an over-ride vote by the State Legislature, but no prediction can be made as to whether such a vote will garner sufficient support to restore the revenue sharing payments. The remaining revenue sharing payments total approximately $680 million, which are required to be paid to municipalities by the State's Constitution. The Governor, in exercising this line-item veto, cited threats to the State of Michigan FY2002-03 budget from three proposed constitutional amendments that will appear on the November 2002 General Election ballot. The Governor has indicated a willingness to restore the State Revenue Sharing (statutory) program should the ballot proposals be defeated. Any such restoration would require further legislative action and formal approval by the Governor.

   In November of 1997, the State Legislature adopted legislation to provide for the funding of claims of local school districts, some of whom had alleged in a lawsuit, Durant v. State of Michigan, that the State had, over a period of years, paid less in school aid than required by the State's Constitution. Under this legislation, the State paid to school districts which were plaintiffs in the suit approximately $212 million from the Budget Stabilization Fund on April 15, 1998, and will be required to pay to other school districts an estimated amount of $632 million over time. Those payments, which commenced in fiscal year 1998-99, are being paid from the Budget Stabilization Fund and the General Fund, half in annual payments over 10 years and half in annual payments over 15 years.

   The Michigan Constitution of 1963 limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year. In the event that the State's total revenues exceed the limit by 1 percent or more, the Michigan Constitution of 1963 requires that the excess be refunded to taxpayers. In order to comply with this requirement, the State refunded approximately $113 million through income tax credits for the 1995 calendar year.

   On March 15, 1994, Michigan voters approved a school finance reform amendment to the State's Constitution which, among other things, increased the State sales tax rate from 4% to 6% and placed a cap on property assessment increases for all property taxes. Concurrent legislation cut the State's income tax rate from 4.6% to 4.4%, reduced some property taxes and altered local school funding sources to a combination of property taxes and state revenues. The legislation also contained other provisions that alter (and, in some cases, may reduce) the revenues of local units of government, and tax increment bonds could be particularly affected. While the ultimate impact of the constitutional amendment and related legislation under various economic conditions which may occur in the future cannot yet be accurately predicted, investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.

   In addition, the State Legislature in 1995 adopted a package of state tax cuts, including a phase out of the intangibles tax, an increase in exemption amounts for personal income tax, and reductions in single business tax. Legislation was enacted that will reduce the personal income tax rate from 4.4 percent to 3.9 percent over a period of years. Beginning in Year 2000, the rate will be 4.2%; 2001, 4.2%; 2002, 4.1%; 2003, 4.0%; beyond, 3.9%.

   Although all or most of the Bonds in the Michigan IM-IT Trust are revenue obligations or general obligations of local governments or authorities rather than general obligations of the State of Michigan itself, there can be no assurance that any financial difficulties the State may experience will not adversely affect the market value or marketability of the Bonds or the ability of the respective obligors to pay interest on or principal of the Bonds, particularly in view of the dependency of local governments and other authorities upon State aid and reimbursement programs and, in the case of bonds issued by the State Building Authority, the dependency of the State Building Authority on the receipt of rental payments from the State to meet debt service requirements upon such bonds. In the 1991 fiscal year, the State deferred certain scheduled cash payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at specified later dates, similar future deferrals could have an adverse impact on the cash position of some local governmental units. Additionally, while total State revenue sharing payments have increased in each of the last five years, the State did reduce revenue sharing payments to municipalities below that level otherwise provided under formulas in each of those years.

   The Michigan IM-IT Trust may contain general obligation bonds of local units of government pledging the full faith and credit of the local unit which are payable from the levy of ad valorem taxes on taxable property within the jurisdiction of the local unit. Such bonds issued prior to December 22, 1978, or issued after December 22, 1978 with the approval of the electors of the local unit, are payable from property taxes levied without limitation as to rate or amount. With respect to bonds issued after December 22, 1978, and which were not approved by the electors of the local unit, the tax levy of the local unit for debt service purposes is subject to constitutional, statutory and charter tax rate limitations. In addition, several major industrial corporations have instituted challenges of their ad valorem property tax assessments in a number of local municipal units in the State. If successful, such challenges could have an adverse impact on the ad valorem tax bases of such units which could adversely affect their ability to raise funds for operation and debt service requirements.

                             MINNESOTA RISK FACTORS

   Economic Outlook. Minnesota's economy continued to outperform the U.S. averages in fiscal year 2001. Personal income grew at an annual rate of 7.2% during the fiscal year, .6 percentage points greater than the U.S. average. At the close of the fiscal year, the state's unemployment rate was 3.4%, 1.1 percentage points lower than the U.S. average of 4.5%. In calendar year 2000, per capita personal income in Minnesota grew by 5.9%, slightly above the U.S. average growth rate of 5.7%. Per capita personal income in Minnesota is now 8.4% more than the national average. Minnesota ranked 9th among all states in personal income per capita in 2000.

   Minnesota's labor force participation rates remain among the highest in the nation, and the state's unemployment remains low, but labor markets are no longer as tight as in recent years. Minnesota's unemployment rate crept closer to the national average in fiscal 2001.

   In fiscal year 2001, Minnesota's unemployment rate averaged just 3.3%; the U.S. average was 4.2%. Payroll employment grew by nearly 26,000 during the past fiscal year. On a percentage basis, the statewide employment growth rate of .8% exceeded the national average of .4%.

   Minnesota's economy is projected to grow more slowly than the U.S. economy during the fiscal year 2002. Payroll employment through October 2001 has fallen more steeply than the U.S. average, and Minnesota wage growth has also been below the national average. Total wage and salary payments in Minnesota are forecast to grow by just 1.0% in fiscal 2002 due to slower employment growth and fewer hours worked. Bonuses are also expected to be down significantly. Personal income in Minnesota is expected to grow at a rate of 1.0%. Wage growth in Minnesota is projected to recover strongly in fiscal 2003, as the labor market tightens once again.

   Revenues and Expenditures. Minnesota operates on a two-year budget cycle (a biennium). The governor's biennial budget is presented to the legislature in January of odd numbered years for the upcoming biennium. The 2000-2001 biennium began on July 1, 2000. State statutes require a balanced budget.

   During fiscal year 2001, the State's total fund balance for the General Fund decreased by $618.2 million to $1.337 billion. On June 30, 2001, the unreserved, undedicated portion of the fund balance reflected a zero balance, after providing for a $972 million budgetary reserve. This compares with a $451.2 million unreserved, undesignated fund balance at the end of fiscal year 2000 with $972 million budgetary reserve.

   General Fund revenues and transfers-in totaled $12.482 billion for fiscal year 2001, up 3.7% from those for fiscal year 2000. General Fund expenditures and transfers-out for the year totaled $13.104 billion, an increase of 7.7% from the previous year. Of this amount, $8.975 billion is in the form of grants and subsidies to local governments, individuals and non-profit organizations.

   The economic impact of the September 11 terrorist attacks on the World Trade Center and Pentagon is unclear. One impact of the attacks, however, is the detrimental effect on state budgets. The recent volatility in the stock markets and consumer spending will likely make things worse for states attempting to maintain balanced budgets.

   On May 8, 1998, Minnesota settled its lawsuit with the tobacco industry, resulting in a new revenue stream for the state. A small portion of the settlement ($202 million) was dedicated by the courts for specific purposes and will not be a part of the state's general revenues. A larger portion of the settlement (the one-time payments) was dedicated by the Governor and the legislature to be placed into endowments for specific purposes. The balance (the annual payments) will be deposited into the state's General Fund.

   Part of the state's settlement is a series of six one-time payments, which end after fiscal year 2003. In 1999 and 2000, the Governor and the legislature created two endowments (medical education and tobacco use prevention) with the first of four of the one-time payments. The two remaining one-time payments and the annual, on-going payments are revenues to the General Fund. The value of these payments will level off at $203 million by fiscal year 2005. All of these payments are counted as General Fund revenues and are subject to the appropriation process.

   Debt Management. The state debt management policy has four guidelines. The first requires that the ratio of the budgeted biennial debt service expenditures for general obligation bonded debt, paid by transfers from the General Fund, not exceed 3.0% of the total projected biennial General Fund non-dedicated revenues, net of refunds, on a budgetary basis. The ratio of transfers to net non-dedicated revenues for the biennium ending June 30, 2001 is 2.4%. The second and third guidelines state that the general obligation bonded debt should not exceed 2.5% of the total personal income for the state, and also that the total debt of state agencies and the University of Minnesota should not exceed 3.5% of total personal income. These ratios were 1.6% and 2.4%, respectively based on outstanding debt at June 30, 2001, and estimated personal income for the year ended on that date. The fourth guideline states that the total amount of state general obligation debt, moral obligation debt, state bond guarantees, equipment capital leases and real estate leases should not exceed 5.0% of the total personal income for the state. That ratio was 3.0% at June 30, 2001.

   The state issued $285 million of new general obligation bonds in 2001, and $224.3 million of general obligation bonds were redeemed during 2001, leaving an outstanding balance of $2.6 billion.

   Fitch IBCA, Inc. rates State of Minnesota general obligation bonds as AAA. Moody's Investor Services rates Minnesota's general obligation bonds Aaa. In August 1997, Standard & Poor's raised the state's general obligation bond rating from AA+ to AAA.

   There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Minnesota Trust is susceptible to political, economic or regulatory factors affecting issuers of Minnesota municipal obligations (the "Minnesota Municipal Obligations"). These include the possible adverse effects of certain Minnesota constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Minnesota and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Minnesota or contained in Official Statements for various Minnesota Municipal Obligations.

                              MISSOURI RISK FACTORS

   Economic Outlook. Missouri, like most other states, is struggling through staggeringly difficult economic times. The economy officially went into recession in March 2001. During the summer of 2001 all major national forecasters envisioned an economy that would begin growing again during the last half of calendar year 2001 with substantial growth during calendar year 2002. However, the terrorist attacks of September 11 have delayed economic recovery and made it likely that such recovery will be slower and weaker than hoped. These events have knocked askew the state's fiscal underpinnings.

   The Missouri unemployment rate in January 2001 stood at 3.7 percent. By December the seasonally adjusted unemployment rate rose to 4.7 percent. This was a loss of over 46,000 jobs, which included about 25,000 in the crucial manufacturing sector. The sagging economy has also depressed the rate of growth in Missouri Personal Income. After growing by 4.4 percent and 6.0 percent in Fiscal Years 2000 and 2001, respectively, growth of only 3.2 percent is expected in Fiscal Year 2002.

   While the Missouri economy is under strain, a modest rebound is expected. The state economy remains diverse with strong presence in health care services, and agriculture, as well as the travel and leisure industry. Indeed, employment in health care services has grown from 192,700 in 1990 to 236,800 in 2001. As the U.S. economy rebounds, growth in the Missouri economy will likely resume.

   Revenues and Expenditures. The continued recession and the economy's reaction to the terrorist attacks have forced Missouri, and most other states, to take strong budget action to ensure a balanced budget. While the federal government is allowed to run a deficit, Missouri state government must balance its budget each year.

   Missouri's constitutional revenue and spending limit ("Article X") provides that over time the growth in state revenues and spending cannot exceed the growth in Missouri Personal Income. The Missouri Constitution requires that the revenue and spending limit formula use the personal income figure supplied by the United States Department of Commerce Bureau of Economic Analysis (BEA). The personal income statistics are designed to measure current economic activity. Changes have been made in the methodology for computing the personal income statistics in recent years with significant effect on the state's revenue limit. In 1998 the BEA implemented a change that significantly lowered the revenue and spending limit beginning in Fiscal Year 1999. Personal income is the sum of all wages and salaries, proprietors and rental income, interest and dividend income, and transfer payments (such as social security and welfare). Personal income has never included capital gains made on direct investment in the stock market. In 1998, the BEA concluded that they were including capital gains made by mutual funds that invest in the stock market. The personal income statistics published by the BEA now deduct the value of mutual funds' capital gains from personal income - about a $2 billion reduction in Missouri Personal Income.

   Calculations made pursuant to Article X show that total state revenues for Fiscal Year 2001 were below the total state revenue limit by $447 million. The Office of Administration projects that total state revenues will not exceed the total state revenue limit in Fiscal Year 2002 or Fiscal Year 2003. These preliminary calculations are subject to change as actual revenue collections become known and as the federal government revises its estimates of Missouri personal income. The calculations also project that total state revenues will be approximately $807 million below the Article X revenue limit and $893 million below the Article X refund limit in Fiscal Year 2002.

   Tobacco Settlement. In November 1998 the National Association of Attorney Generals announced a national settlement agreement with five major tobacco companies. Attorney General Jay Nixon accepted the proposed agreement on behalf of the State of Missouri. The agreement is the largest settlement ever achieved by the State of Missouri. Over the next 25 years, the state will receive approximately $4.5 billion before the settlement's adjustments for inflation and discounts.

   In May 2001, Missouri received its first payment of the tobacco settlement proceeds. It is estimated that the state will receive about $164 million during Fiscal Year 2003. The Governor has recommended using a portion of the tobacco settlement proceeds to pay for core health care programs while retaining a portion for the most critical investments that will improve the lives of Missourians in the futures.

   Debt Management. Missouri voters have approved constitutional amendments providing for the issuance of general obligation bonds used for a number of purposes. The amount of general obligation debt that can be issued by the state is limited to the amount approved by popular vote plus $1 million.

   As of August 31, 2001, there was $ 1,224,370,000 in issued general obligation bonds and $ 938,775,000 in outstanding general obligation bonds.

   Ratings. State of Missouri general obligation bond issues are currently rated as follows: Standard & Poor's Rating Services, AAA; Moody's Investors Service, Inc., Aaa; and Fitch IBCA, Inc., AAA. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Missouri issuers may be unrelated to the creditworthiness of obligations issued by the State of Missouri, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Missouri Trust is susceptible to political, economic or regulatory factors affecting issuers of Missouri municipal obligations (the "Missouri Municipal Obligations"). These include the possible adverse effects of certain Missouri constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Missouri and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Missouri or contained in Official Statements for various Missouri Municipal Obligations.

                              NEBRASKA RISK FACTORS

   Economic Outlook. The State of Nebraska, located at the heart of the Great Plains, has a population of about 1.7 million people. Along with positive population growth, the state has enjoyed regular economic growth during the past few years. Historically, the state's economy is less cyclical than the national economy; that is, it typically does not grow as quickly as the national economy during periods of expansion but also does not contract as much during periods of recession. With more than 44 million of the state's 49 million acres used for farming and ranching, agriculture is a leading component of the Nebraska economy. Thus, any changes in agriculture and in the agricultural economy may have significant consequences for the overall Nebraska economy.

   For forecast for the Nebraska economy show slowing economic advances for calendar year 2002. Employment, personal income and retail sales are all predicted to show positive growth, but at slow growth rates. Total non-farm employment growth slowed to a rate of 1.8 percent in 2000. The 2001 growth rate is expected to be near one percent, then increasing to 1.8 percent in 2002. The slowdown is the result of a slowing national economy. Non-farm personal income grew solidly in 2000, reflecting strength in wages and salaries. Gains will be slow, but are expected to be over 4.5 percent for both 2001 and 2002. Wage and salary gains are a direct result of Nebraska's tight labor market. Following adjustment for inflation, real gains in non-farm personal income are predicted to be about 3 percent for both years.

   Preliminary numbers from the state Department of Labor show the Nebraska labor force totaled 952,526 in March 2002. The annual average Nebraska unemployment rate has been among the lowest in the nation for the last decade. In March 2002, state Department of Labor data show the Nebraska not-seasonally-adjusted unemployment rate was 3.4 percent. The not-seasonally-adjusted national rate was 6.1 percent.

   Revenues and Expenditures. A major factor in all financial and budget decisions will be the amount of revenue available to finance funding requests and initiatives. Current projections anticipate net General Fund cash receipts of $2.55 billion during the fiscal year ending June 30, 2002, a 3.7 percent increase over fiscal year 2001 actual receipts. A significant portion of this revenue is dependent on individual income tax and sales and use tax, both of which are directly related to personal income. Through the end of November 2001, net General Fund receipts exceeded the revised projections by $5.4 million.

   During the last Legislative session and the special session, several appropriation bills were passed and signed by the Governor that brought the total State General Fund cash basis appropriation for fiscal year 2002 to $2.61 billion (up 5.2 percent from 2001). The total biennium appropriation is projected to result in a June 30, 2003 General Fund cash balance of $111.9 million or 2.0 percent of biennial appropriations. This amount is below the minimum three percent reserve provided for in State law. Additional budget adjustments will be considered in the next legislative session.

   In 1983, Nebraska created the Cash Reserve Fund ("CRF") to provide a source of funds for temporary transfers to the State General Fund when balances were not sufficient to process expenditures transactions. The original balance in the Fund was accumulated through the imposition of an increase in the sales tax. The movement of monies between the CRF and the General Fund for cash management purposes has been governed by a variety of legislation over the life of the Fund. Also, there have been several instances in which money was moved to and from the Cash Reserve Fund to accomplish policy initiatives that were not related to cash management.

   The most recent legislative change to the operation of the CRF occurred in 1996 and provides for an annual, rather than quarterly, comparison of the actual General Fund receipts to the certified projection of the Economic Forecasting Advisory Board. If actual receipts are greater than the certified projection, a transfer in the amount of the difference is made from the General Fund to the CRF. In July 2000, approximately $77.6 million was moved from the General Fund to the CRF. The current estimate of the Economic Forecasting Board exceeds the certified forecast for FY 2000-01. If the actual receipts meet that estimate, a transfer of $49.3 million will be made from the General Fund to the CRF in July 2001.

   Current law provides for the transfer of $35.0 million from the Cash Reserve Fund to the General Fund in FY 2001-2002. The Governor is recommending a transfer of $30.0 million from the CRF to the General Fund in FY 2002-2003. The Governor also recommends the transfer of $20.4 million in FY 2001-2002, $14.2 million in FY 2002-2003 and $11.1 million in the following biennium from the CRF to the Nebraska Capital Construction Fund to finance the one-time appropriations necessary to reaffirm existing capital construction projects and finance recommended new one-time capital construction projects. The projected unobligated ending balance of the CRF for the 2001-2003 biennium would be $119.9 million; for the following biennium it would be $108.9 million

   Debt Management. Article XIII of the State Constitution prohibits the State from incurring debt in excess of one hundred thousand dollars. However, there is a provision in the constitution that permits the issuance of revenue bonds for:
(1) construction of highways; and (2) construction of water conservation and management structures. At June 30, 2001, there was no outstanding debt for either of these purposes. The State can enter into capital lease and other financing contracts provided that the contracts include cancellation of clauses if the Legislature does not appropriate funds to continue the lease or financing agreement. Through June 30, 2001, the Legislature has appropriated the necessary funds.

   Each Nebraska Trust is susceptible to political, economic or regulatory factors affecting issuers of Nebraska municipal obligations (the "Nebraska Municipal Obligations"). These include the possible adverse effects of certain Nebraska constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Nebraska and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Nebraska or contained in Official Statements for various Nebraska Municipal Obligations.

                             NEW JERSEY RISK FACTORS

   New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,134 persons per square mile, it is the most densely populated of all the states. The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

   During calendar year 2001, New Jersey experienced an economic slowdown similar to the rest of the nation. Although average annual employment grew for the ninth consecutive year, it marked the slowest pace since recovery began in 1993 and was well below the 2.5% growth in 2000. The average annual rate of growth in employment fell to 0.7% in 2001 adding under 30,000 jobs. Employment gains were primarily spread across the service producing industries. Most of the job losses were concentrated in manufacturing, a sector that has been declining for more than a decade. The slower employment growth in 2001 was compounded by the tragic events of September 11, 2001.

   With the weakening in the labor market conditions, New Jersey's personal income growth moderated to a 4.5% rate in 2001, substantially below the record pace of 8.2% in 2000. Low inflation, approximately 3%, continues to benefit New Jersey consumers and businesses. Low interest rates have supported spending on housing and other consumer durable goods in the State. In 2001, home building decreased from the 12-year high level of 2000.

   New Jersey's unemployment rate rose to 4.2% in 2001 but remained below the national rate. The unemployment rate climbed in early 2002, peaking at 5.6% in March 2002. Joblessness, however, has started to level off, declining to 5.4% in May 2002. Although current growth in the job market is still weak, New Jersey's employment level continues to remain above the 4 million mark.

   Economic forecasts as of June 2002 for the national and State economies project a weaker economic performance in 2002 than was anticipated at the beginning of the fiscal year. However, a moderate underlying recovery is expected to continue during 2002, leading to accelerated economic performance in 2003.

   New Jersey's economy is expected to follow the national trend in 2002 and in 2003. Employment growth is projected to remain flat in 2002, but grow moderately in 2003. Personal income growth in New Jersey is expected to dip in 2002 and then pick up in 2003. Housing starts are expected to ease in the next two years. To a large extent, the future direction of economic recovery nationally and in New Jersey hinges on assumptions of no further terrorist attacks, supportive monetary and fiscal stimulus, low energy prices, a stable dollar, minimal disruptions from corporate collapses similar to Enron and WorldCom, and no further turmoil in the financial markets.

   The State operates on a fiscal year beginning July 1 and ending June 30. The State closed recent fiscal years with surpluses in the general fund (the fund into which all State revenues not otherwise restricted by statute are deposited and from which the appropriations are made) of $228 million in 1998, $276 million in 1999 and $188 million in 2000. It is estimated that Fiscal Year 2001 ended with a surplus of $389 million and that Fiscal Year 2002 ended with a surplus of $100 million. The Fiscal Year 2002 estimate includes $1,075 million from tobacco securitization.

   In Fiscal Year 1992 the State initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund balances which occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues. The State intends to issue notes in the amount of $1.9 billion which will be payable on June 12, 2003. Such tax and revenue anticipation notes do not constitute a general obligation of the State or a debt or liability within the meaning of the State constitution. Such notes constitute special obligations of the State payable solely from moneys on deposit in the General Fund and the Property Tax Relief Fund and legally available for such payment.

   The State finances certain capital projects through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments, redemption premium payments, if any, required to fully pay the bonds. As of June 30, 2002, the State's outstanding general obligation bonded indebtedness totaled $3.2 billion. The recommended appropriation for the debt service obligation on outstanding projected indebtedness is $470.7 million for Fiscal Year 2003.

   At any given time, there are various numbers of claims and cases pending against the State, State Agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Claims Act. The State does not formally estimate its reserve representing a potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

   The State routinely receives notices of claims seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six month investigation prior to the filing of any suit against it.

   In addition, at any given time, there are various numbers of contracts and other claims against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

    The State is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State.

   Since 1994 the State's general obligation bonds were rated Aa1 by Moody's and AA+ by S&P. New Jersey's strong economic growth during the past eight years and its growing reserves supported its strong credit rating. The State's combined debt burden is above average but is mitigated by New Jersey's high wealth levels. However, on March 4, 2002 Moody's downgraded New Jersey's general obligation rating to Aa2 from Aa1 and on June 4, 2002, S&P downgraded New Jersey's general obligation rating to AA from AA+. The rating change reflects the dramatic negative effect of the depressed stock market and weakened financial services industry on the State's revenues and overall financial plan. The severity of the revenue loss, in combination with the current level of State spending and future spending pressures in the areas of healthcare, education, transportation, pensions, and debt service, will likely strain the State's finances for at least the next two years. In addition, reserves available to cushion the State against additional unanticipated economic or revenue underperformance over this period will be modest.

   There can be no assurance that these ratings will continue or that particular bond issues may not be adversely affected by changes in the State or local economic or political conditions. It should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State of New Jersey, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

                             NEW MEXICO RISK FACTORS

   New Mexico is the nation's fifth-largest state in area (121,356 square miles), with an estimated population in 2001 of 1,829,146. Albuquerque is the state's largest city and economic center. Most of the state's leading employers are concentrated in Albuquerque, where 40% of the state's population resides. Albuquerque area employers include the University of New Mexico, Albuquerque Public Schools, Kirtland Air Force Base, and Sandia National Laboratories. Intel Corp. is the largest manufacturer and private employer in the state, with a semiconductor plant in Rio Rancho just outside Albuquerque.

   The State's seasonally adjusted unemployment rate was 6.3% in July 2002. The unemployment rate has increased 1.5 percentage points from last July's rate of 4.8%. This means 14,200 more unemployed workers statewide compared to last year. Unemployment remains at a four year high, but is lower than it was during much of the 1980s and 1990s.

   New Mexico has added 4,300 new jobs over the last year, growing at a low annual rate of .6%. Recent low job growth has been disappointing in that it has persisted for about a year but when compared to the national situation, does not appear as bad as it could have been. If not for government employment, the State would have lost jobs. Government employment has increased 6,300 jobs since July 2001. Government jobs tend to have a stabilizing effect on the economy. New Mexico's high reliance on government employment appears to have helped the state grow faster that surrounding states this past year.

   Since last year, four industry groups have expanded and four others have lost employment. In addition to government, services was the only other industry to add a large number of new jobs. The services industry added 2,000 jobs over the past year, on strength in engineering & management services, health services, and private social services. Each of the goods-producing industries, mining and construction, and manufacturing lost jobs. Mining employment is down 1,900 jobs from 2001, while construction, hard hit by the ending of several public works and industrial expansion projects, was down 2,000 from the peak reached last year. Manufacturing employment continued the year-long trend of fewer jobs and was down 800 jobs, or 1.9% of the workforce.

   Per capita personal income for 2001 was $23,162, ranking New Mexico 47th of the 50 states.

   Revenues and Expenditures. The State derives the bulk of its recurring General Fund revenues from five major sources: general and selective sales taxes, income taxes, the emergency school tax on oil and gas production, rents and royalties from State and federal land, and interest earnings from its two Permanent Funds. Effective July 1, 1981, the Legislature abolished all property taxes for State operating purposes. For fiscal year 2001 total General Fund revenue was $3,401,300,000 and total General Fund expenditures were $3,442,673,000.

   Total year-to-date recurring revenue for fiscal year 2002 fell short of the May 2002 forecast by $4.9 million. Revenues with better than expected year-to-date growth were investment income ($11.9 million), selective sales taxes ($8.1 million), and revenue from other sources ($14.8 million). Collections for which revenues fell below forecast were the gross receipts tax ($9.7 million), personal income tax ($19.6 million), corporate income tax ($5.3 million), and mineral taxes, rents and royalties ($5.1 million).

   Debt Management. Sections 7 and 8 of Article IX of the Constitution of the New Mexico limits the power of State officials to incur general obligation indebtedness extending beyond the fiscal year in three ways. First, the state may borrow money not exceeding the sum of two hundred thousand dollars ($200,000) in the aggregate to meet casual deficits or failure in revenue, or for necessary expenses. Second, other debt may be contracted by or on behalf of the State only when authorized by law for some specified work or object. Such a law takes effect only after being submitted to the qualified electors of the State and having received a majority of all votes cast thereon at a general election. No debt may be created if the total indebtedness of the State, exclusive of the debts of the territory and several counties thereof assumed by the State, would thereby be made to exceed 1% of the assessed valuation of all property subject to taxation in the State, as shown by the last preceding general assessment. Lastly, the State may also contract debts to suppress insurrection and to provide for the public defense.

   General obligation bonds of the State are issued and the proceeds thereof appropriated to various purposes pursuant to an act of the Legislature of the State. The State Constitution requires that any law which authorizes general obligation debt of the State shall provide for an annual tax levy sufficient to pay the interest and to provide a sinking fund to pay the principal of the debts. General obligation bonds are general obligations of the State for the payment of which the full faith and credit of the State are pledged. The general obligation bonds are payable from "ad valorem" taxes levied without limit as to rate or amount on all property in the State subject to taxation for State purposes. The total debt service on general obligation bonds was $230,104,066.25

   Moody's Investors Service, Inc. and Standard & Poor's Ratings Services have assigned the bond ratings of "Aa1" and "AA+," respectively, to State of New Mexico general obligation bonds.

   There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations New Mexico issued by local New Mexico issuers may be unrelated to the creditworthiness of obligations issued by the State of New Mexico, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each New Mexico Trust is susceptible to political, economic or regulatory factors affecting issuers of New Mexico municipal obligations (the "New Mexico Municipal Obligations"). These include the possible adverse effects of certain New Mexico constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in New Mexico and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in New Mexico or contained in Official Statements for various New Mexico Municipal Obligations.

                              NEW YORK RISK FACTORS

   Generally. The State of New York has historically been one of the wealthiest states in the nation. For the past few decades, however, the state economy has grown more slowly than that of the nation as a whole, gradually eroding the state's relative economic affluence.

   On September 11, 2001, terrorists destroyed the World Trade Center ("WTC"), resulting in a massive loss of life, enormous property damage in lower Manhattan, and severe economic disruption in New York City and the nation. The impact of the attack is far reaching and not yet fully realized.

   Initial employment impacts from these events began to register in the Current Employment Statistics (CES) State and metropolitan area data for October 2001, released on November 20, 2001. Widespread declines in total nonfarm employment reported for October across many industries include effects from the aftermath of the terrorist attacks of September 11th on the World Trade Center and the Pentagon.

   It is not possible to separate the overall October employment movements into the effects from the September 11 events and the effects from a generally weakening employment trend that had been evident for several months prior. However, several of the industry divisions with widespread employment weakness in October 2001, particularly transportation and public utilities (which includes air transportation and travel agencies), and services (which includes hotels), were undoubtedly affected by the aftermath of the terrorist attacks and the widespread decline in travel following September 11.

   Employment estimates for New York for the finance, insurance, and real estate division include effects from the movement of a substantial number of jobs out of the lower Manhattan area of New York City and into New Jersey following the destruction of the World Trade Center and other adjacent buildings. Whether this employment movement across State lines is temporary and will be reversed in later months is unknown at this time. As of January 2002, the State's unemployment rate increased to 5.7%, a 32.6% change from the previous year.

   Revenues and Expenditures. Although New York has enjoyed recent years of budget surpluses due to unanticipated revenues generated by a strong economy, the State's long-term financial condition is uncertain. Multi-year tax cuts and increased spending programs have been included as part of budgets in the last several years; they have been structured with little up-front costs but significant impacts in future years. State spending total $80.1 billion in 2001, an increase of $6.4 billion (8.6%) from the prior year.

   The General Fund is the main operating fund of the State and has incurred operating surpluses in eight of the last ten years and in each of the last six years. In 2001, the General Fund operating surplus was approximately $245 million. Governmental funds account for most of the State's operations including the General Fund, Federal programs, debt service and capital construction. The General Fund's accumulated surplus was approximately $1.587 billion as of March 31, 2001.

   For fiscal year 2001, New York's total state revenues were approximately $81.7 billion. Despite New York's increased revenues in recent years, the amount of the State's true "Rainy Day" reserves set aside for use in times of economic downturn remains well below the national average. Although "Rainy Day" reserves have increased slightly in 2000 and have increased in 2001, they still remain below 2% of total revenues.

   State spending totaled $80.1 billion in 20001 an increase of $6.4 billion (8.6%) from the prior year. State spending has been partially paid for by borrowing $10.8 billion since 1997, including $2.1 billion in 2001. In 2001, New York's outstanding debt per person was $1,948 which was equal to 5.6% of New Yorker's personal income.

   The enacted 2000-01 State Budget included the Debt Reform Act of 2000. That enacted legislation resulted in the following statutory changes in relation to the future issuance of State-supported debt: future debt issued after April 1, 2000 and outstanding will be capped at 4% of personal income after a 10 year phase in period; future debt service on new debt issued after April 1, 2000 and outstanding is capped at 5% of total governmental funds receipts, phased in over a 13 year period; and future debt can only be used for capital purposes and must be repaid in no more than 30 years. However, debt reform legislation is not permanent, will not end non-voter approved borrowing, and will not limit debt issuance for the foreseeable future.

   Many uncertainties exist in forecasts of both the national and state economies and there can be no assurance that the state economy will perform at a level sufficient to meet the state's projections of receipts and disbursements.

   As of March 31, 2001 New York State had approximately $4.3 billion in General Obligation bonds and notes outstanding. An additional $32.6 billion was issued and outstanding by State public authorities, for total debt of approximately $36.4 billion.

   New York State has received upgrades on its general obligation rating from two major bond rating firms during its 2001 fiscal year, however, the State is still tied with Louisiana for the lowest credit rating by Moody's Investors Service, Inc. which gives the state A2. Standard & Poor's Ratings Services gives the state an AA rating. Fitch IBCA, Inc. (formerly known as Fitch Investors Service, L.P.) rates the state's general obligation bonds as AA.

   There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   New York City. While the WTC tragedy has adversely affected the City's finances, the City's financial problems did not begin on September 11th. In June 2001, the City projected a budget gap of $3.6 billion for FY 2003, because City fund revenues are projected to increase by less than 1% and City -funded spending in projected to grow by 13.4%. The FY 2003 budget gap represents an unprecedented 13.8% of City fund revenues, far larger than the gaps projected in the past by the City at the same point in the financial planning process. It is now believed that a national recession started in March and that the attack on the WTC has increased its severity.

   Increases in City spending have resulted due to the WTC attack. The City currently estimates that rescue, recovery and clean-up costs related to the WTC tragedy could total about $2 billion, far less than the initial estimate of $11.5 billion. Of this amount, the City estimates that $1.6 billion will be needed from the federal government to remove debris, stabilize the area, and pay overtime costs in the Police and Fire Departments. In addition, the City is requesting another $399 million in unrestricted federal aid in the current year and much smaller amounts in subsequent years to help balance the budget. These resources would offset capital losses ($163 million) and to fund the salaries ($236 million) of police officers and firefighters assigned to "Ground Zero" between September 11th and the end of October.

   Although the federal government does not intend to reimburse the City's budget for lost revenues relating to September 11th, it is unclear to what extent the City may be able to use some of the resources appropriated by the federal government to supplant current City efforts, thereby helping to balance the operating budget.

   The City's general obligation bonds are rated A by Standard & Poor's and A2 by Moody's and A+ by Fitch.

   Litigation. The City and State of New York are also defendants in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's and State's ability to carry out their financial plans.

   The City of New York spent a record $600 million on judgements and claims in FY 2001, an increase of more than 300 percent since FY 1987 and twice the FY 1996 amount. Much of the growth is due to an increase in the number and size of "heavy hitter" cases that cost the City $1 million or more. In addition, the City faces the possibility of liability costs as a result of the WTC disaster and , in fact, the City has already been notified by the potential litigants of their intention to file a lawsuit. The federal government capped the City's liability at $350 million. Victims of the September 11th attack are being encouraged to seek compensation from the newly created federal Victims Compensation Fund. The Fund offers survivors and victims' relatives compensation, which could total up to $11 billion, but only if they agree to forego litigation.

   Each New York Trust is susceptible to political, economic or regulatory factors affecting issuers of New York municipal obligations (the "New York Municipal Obligations"). These include the possible adverse effects of certain New York constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in New York or contained in Official Statements for various New York Municipal Obligations.

                           NORTH CAROLINA RISK FACTORS

   See Portfolio for a list of the Debt Obligations included in the North Carolina Trust. The portions of the following discussion regarding the financial condition of the State government may not be relevant to general obligation or revenue bonds issued by political subdivisions of the State. Those portions and the sections which follow regarding the economy of the State are included for the purpose of providing information about general economic conditions that may or may not affect issuers of the North Carolina Debt Obligations. None of the information is relevant to any Puerto Rico or Guam Debt Obligations which may be included in the portfolio of the North Carolina Trust.

   General obligations of a city, town or county in North Carolina are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. Revenue bonds issued by North Carolina political subdivisions include (1) revenue bonds payable exclusively from revenue-producing governmental enterprises and (2) industrial revenue bonds, college and hospital revenue bonds and other "private activity bonds" which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes. State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so. The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of North Carolina. In addition, the Trust is concentrated on Debt Obligations of North Carolina issuers and is subject to additional risk from decreased diversification as well as factors that may be particular to North Carolina or, in the case of revenue bonds payable exclusively from private party revenues or from specific state non-tax revenue, factors that may be particular to the related activity or payment party.

   Section 23-48 of the North Carolina General Statutes appears to permit any city, town, school district, county or other taxing district to avail itself of the provisions of Chapter 9 of the United States Bankruptcy Code, but only with the consent of the Local Government Commission of the State and of the holders of such percentage or percentages of the indebtedness of the issuer as may be required by the Bankruptcy Code (if any such consent is required). Thus, although limitations apply, in certain circumstances political subdivisions might be able to seek the protection of the Bankruptcy Code.

STATE BUDGET AND REVENUES

   The North Carolina State Constitution requires that the total expenditures of the State for the fiscal period covered by each budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period. In November 1996, the voters of the State approved a constitutional amendment giving the Governor the power to veto certain legislative matters, including budgetary matters.

   From 1994 until 1998, the State had a budget surplus, in part as a result of new taxes and fees and spending reductions put into place in the early 1990s. In addition, the State, like the nation, experienced economic recovery during the 1990s.

   Early in the 2000-2001 fiscal year the State anticipated a substantial General Fund budget shortfall. This shortfall was attributed to four major factors. First, the State was required to refund approximately $123 million of income tax refunds in the 2000-2001 fiscal year, payment that had been deferred from fiscal year 1999-2000. Second, the State was required to refund approximately $63.3 million in taxes and fees arising from lawsuits involving privilege fees charged to major automobile finance companies and involving the intangibles tax previously levied by the State. Third, the State's share of the federal Medicaid program generated expenditures approximately $108 million greater than the budgeted appropriation. Finally, due to a general slow down of the national economy, it was forecasted that actual general revenue realizations would be approximately $700 million less than the budgeted amount.

   The 2001 General Assembly enacted a State budget for the 2001-03 biennium totaling $53.9 billion, which included $26.6 billion for 2001-02 and $27.4 billion for 2002-03. This included funds to continue the current operations of State government as well as monies for capital improvements and other nonrecurring items. The total State budget is supported by the following four primary sources of revenues: General Fund (57%), Federal Funds (26.9%), Highway Funds/Highway Trust Fund (7.8%) and Other Funds (8.3%).

   The State suffered an overall shortfall in the enacted General Fund budget for fiscal year 2001-2002 (which ended June 30, 2002) in the range of $1.5 billion. The shortfall was primarily a result of an under-realization of budgeted revenues and an increase in Medicaid expenditures exceeding budgeted appropriations. Both the under-realization of revenues and the increased Medicaid expenditures can be attributed to the on-going national and North Carolina economic recession, the severity of which was deepened by the impact of the September 11, 2001 terrorist attacks.

   In January 2002 the State's rate of unemployment was 6.4% as compared to 5.5% in June 2001. The State's unemployment rate was 6.8% at the end of June, 2002.

   In addition, on April 11, 2002, the State Budget Officer, on behalf of Governor Easley, directed the State Controller to escrow one-half of the April 15, 2002 payment to be received under the National Tobacco settlement. These funds (in the amount of $60,766,180) were otherwise designated for deposit to the trust funds created for tobacco farmers and allotment holders and for health programs under the plan enacted by the General Assembly for disbursement of settlement payments. The remaining half of the tobacco settlement payment was made to Golden Leaf Foundation (the foundation responsible for using a portion of the settlement payments to help communities in North Carolina injured by the decline of tobacco).

   In addition, the State is currently projecting a substantial shortfall in the enacted General Fund budget for the 2002-2003 fiscal year. Based on current economic forecasts, the State anticipates that it will continue to experience an under-realization of budgeted revenues and that Medicaid expenditures will continue to exceed budgeted appropriations. On account of a number of uncertainties involved in predicting the State's revenues and expenses for the remainder of this fiscal year and in the next fiscal year, the State is not able at this time to predict the magnitude of the 2002-2003 fiscal year shortfall with accuracy. The State believes, however, that the shortfall will be at least as great as the shortfall in fiscal year 2001-02. The State believes that in the event of such a shortfall, actions are available to the legislature and to the Governor that will assure that the State meets its constitutional mandate that the budget for each fiscal period be balanced.

   It is unclear what effect these developments at the State level may have on the value of the Debt Obligations in the North Carolina Trust.

PENDING LITIGATION

   The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the opinion of the Department of State Treasurer, an adverse decision in any of these cases would not materially adversely affect the State's ability to meet its financial obligations.

   1. Hoke County et al. v. State of North Carolina, (formerly, Leandro et al.
v. State of North Carolina and State Board of Education) - Funding of Public Education. On May 25, 1994, the plaintiffs in Leandro et al. v. State of North Carolina and State Board of Education filed suit in North Carolina Superior Court requesting a declaration that the public education system of the State, including its system of funding, (i) violates the State Constitution by failing to provide adequate or substantially equal education opportunities and denying due process of law, and (ii) violates various statutes relating to public education. Five other school boards and students in those jurisdictions intervened, alleging claims for relief on the basis of the high proportion of at-risk and high-cost students and their counties' systems. The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. The State filed a motion to dismiss, which was denied. On appeal, the North Carolina Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties, but remanded the case for trial on the claim for relief based on the Court's conclusion that the State Constitution guarantees every child the opportunity to obtain a sound basic education. On remand, the case, now known as Hoke Co. et al. v. State, focused on the education system in one county that was deemed to exemplify the conditions in low wealth school districts. The trial of the case was held in the fall of 1999. On October 26, 2000, the trial court, as part of a three-part ruling, concluded that at risk children in the State are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education and the "sound basic education" mandated by the Supreme Court. On March 26, 2001, the Court issued Section Three of the three-part ruling, in which the judge ordered all parties to investigate certain school systems to determine why they are succeeding without additional funding. The State filed a Notice of Appeal to the Court of Appeals, which resulted in the Court's decision to re-open the trial and call additional witnesses. That proceeding took place in the fall of 2001. On April 4, 2002, the trial court entered section four of its judgment. In section four, the trial court held that there are at-risk students who are not being provided with the equal opportunity to obtain a sound basis education and that the State, as opposed to the local boards of education, is responsible for correcting that deficiency in the State's system of education. The trial court directed the State to take whatever action was necessary to assure that every class was taught by a competent teacher, that every school was led by a competent principal and that every school has the resources to support an effective instructional program so that every child will have the opportunity to obtain a sound basic education. The court did not order any more specific relief or direct the State to expend additional resources on the schools. However, the court held that if additional resources were necessary to provide students with effective teachers, principals and programs, then the State was obligated to find those resources. The State has appealed this decision.

   2. N.C. School Boards Association, et al. v. Richard H. Moore, State Treasurer, et al. - Use of Administration Payments. On December 14, 1998, plaintiffs, including county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe and Lenoir Counties, filed suit in Superior Court requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines under which the North Carolina Constitution must be paid to the schools. The court ruled in favor of the plaintiffs on December 14, 2001.

   In the order, the trial court concludes that specifically identified monetary payments assessed and collected by state agencies are civil fines or penalties whose disposition is controlled by Article IX, Section 7 of the North Carolina Constitution. The trial court also concludes the statutes under which these funds are distributed are "unconstitutional and void" to the extent they provide that the money is to "go to agencies or for purposes other than the public schools." Based upon these conclusions of law, the court directs the "clear proceeds" of the affected civil fines and penalties be remitted to the public schools.

   The trial court also declares "unconstitutional and void" the portions of the State Civil Penalty and Forfeiture Fund and the State School Technology Fund which operate to collect in a central fund and equitably distribute civil fines and penalties to the State's school systems for the purpose of supporting local school technology plans. The order requires state agencies to remit civil fines and penalties directly to the local board(s) of education in the county in which the violation leading to the payment occurs for use in the board(s) discretion.

   Finally, the court determined a three-year statute of limitations applies, allowing the order to be enforced retroactively from the date the civil action was filed to include all affected civil fines and penalties collected by state agencies since December 1995. However, the court stayed the operation and enforcement of the order pending appeal.

   For the last fiscal year for which information was available to them, plaintiffs allege liability of approximately $84,000,000. Until this matter is resolved, any refunds and interest will continue to accrue. The State has appealed. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position on this matter.

   3. Southeast Compact Commission - Disposal of Low-level Radioactive Waste. North Carolina and seven other southeastern states created the Southeast Interstate Low-level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member sites. North Carolina was assigned the responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997 the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. The Compact subsequently asked the United States Supreme Court to accept its Complaint against North Carolina demanding the repayment, with interest, of $80 million of Compact payments expended on the permitting of the site, plus $10 million of future lost income, interest and attorney fees. The Supreme Court denied this motion in August 2001. The State expects the Compact to continue this litigation in another forum.

   The North Carolina Attorney General's Office believes that sound legal arguments support the State's position on this matter.

OTHER

   The State is also involved in numerous claims and legal proceedings, many of which normally occur in governmental operations. A review of the status of outstanding lawsuits involving the State did not disclose other proceedings that are expected by the North Carolina Attorney General to materially adversely affect the State's ability to meet its financial obligations.

GENERAL

   The State is located on the Atlantic seacoast and is bordered by the states of South Carolina, Georgia, Tennessee and Virginia. The State has a land area, exclusive of waterways and lakes, of 48,718 square miles. During the period from 1980 to 1990 the State experienced a 12.9% increase in population, growing to 6,655,455 persons and maintaining its position as the tenth most populous state. According to the United States Census Bureau, the State's population following the 2000 Census was 8,049,313, making it the eleventh most populous state. The State has six municipalities with populations in excess of 100,000.

ECONOMIC CHARACTERISTICS

   The economic profile of the State consists of a combination of services, trade, agriculture, manufacturing and tourism. Nonagricultural wage and salary employment accounted for approximately 3,946,900 jobs in 2000. The largest single segment of jobs was approximately 1,033,700 in the service sector. Based on November 2001 date from the United States Bureau of Labor Statistic, the State ranked tenth nationally in nonagricultural employment and eighth nationally in manufacturing employment. As the State's economy has become less dependent upon agriculture and the goods and services producing sector of the economy has grown over the past several decades, per capita income has also significantly increased. During the period from 1990 to 2000, per capita income in the State grew from $17, 367 to $26,842, an increase of 55%, according to the United States Department of Commerce, Bureau of Economic Analysis. During the same period, the labor force grew from 3,468,300 to 3,958,400, an increase of 14%, according to the North Carolina Employment Security Commission.

   The service industry sector constitutes the single largest job segment of the State's economy and employed approximately 26% of the State's work force in 2000. This industry includes a broad base of different occupations throughout the State, including banking, accounting, legal services and technology services.

   The trade sector is the second largest job segment of the State's economy, employing approximately 23% of the State's workforce in 2000. This industry includes wholesale and retail trade. The Research Triangle Park (the "Park"), located within Wake and Durham Counties, is one of the largest planned research parks in the world, covering over 7,000 acres of rolling, wooded landscape. Founded in 1959, it is approximately equidistant from Duke University in Durham, the University of North Carolina at Chapel Hill, and North Carolina State University in Raleigh, each of which provide research capabilities to industries located in the Park. The Park has grown steadily since its founding, with approximately 110 research facilities and approximately 140 organizations employing over 42,000 people presently located within the Park's boundaries, and has generated grown in the surrounding areas for homes and commercial and industrial sites.

   Charlotte, the State's largest city, is the second largest financial center in the United States, and serves as headquarters for financial institutions with assets of approximately $996 billion. The State's continued growth as a leading financial center in the Southeast is attributable to a number of factors. Among the most important factors are certain State laws permitting branch banking and the location of a branch of the Federal Reserve Bank of Richmond in Mecklenburg County. Bank of America Corporation and Wachovia Corporation, both headquartered in Charlotte, are two of the nation's five largest bank holding companies. As of September 30, 2001, Bank of America Corporation and Wachovia Corporation were ranked third and fourth in the nation, respectively, in terms of total assets.

   Agriculture is another basis element of the State's economy. In 2000, North Carolina's agricultural industry, including food, fiber and forest, contributed over $48 billion to the State's economy, accounted for over 22% of the State's income and employed approximately 21% of the State's workforce. Gross agricultural income was in excess of $7.4 billion in 2000, placing the State seventh in the nation in gross agricultural income. In 2000, the State ranked third in the nation in net farm income. North Carolina currently has the third most diversified agricultural economy in the nation. The diversity of agriculture in North Carolina and a continuing emphasis on marketing efforts have protected farm income from some of the wide variations that have been experienced in other states where most of the agricultural economy is dependent on a small number of agricultural commodities. The poultry industry is the leading source of agricultural income in the State, accounting for approximately 29% of gross agricultural income for 2000, followed by the pork industry at approximately 22%, nursery and greenhouse products at approximately 13% and the tobacco industry at approximately 12%. According to the State Commissioner of Agriculture, the State ranks first in the nation in the production of all tobacco, flue-cured tobacco, and sweet potatoes, second in hog production, trout, cucumbers for pickles, lima beans, turnip greens and Christmas tree production, and third in poultry and egg products.

   On November 23, 1998, 46 states' Attorneys General and the major tobacco companies signed a settlement agreement that, among other things, reimburses states for smoking-related medical expenses paid through Medicaid and other health care programs. North Carolina could receive approximately $4.6 billion over the next 25 years pursuant to the settlement agreement. The settlement agreement was approved in North Carolina by a Consent Decree in December 1998. On March 16, 1999, the General Assembly enacted a law approving the establishment of a foundation, that is responsible for using a portion of the settlement payments received under the Consent Decree to help communities in North Carolina injured by the decline of tobacco. The foundation will receive 50% of the settlement payments. A trust fund for tobacco farmers and allotment holders and a second trust fund for health programs, both created by the General Assembly, will each receive 25% of the settlement payments. As of June 30, 2001, the State has received a total of $140,272,000 in settlement payments.

   North Carolina is also one of 14 states that have entered into a major settlement agreement with several cigarette manufacturers on behalf of tobacco growers and allotment holders. Approximately $1.9 billion of settlement payments (under the National Tobacco Growers Settlement Trust) are expected to be paid to North Carolina tobacco growers and allotment holders under this settlement agreement. Payments of this amount are expected to average $155 million over a 12-year period, which began in 1999.

   The State's economy has historically enjoyed a strong manufacturing base. Manufacturing firms employ approximately 19% of the total nonagricultural workforce, resulting in the State being ranked eighth nationally in 2000 for manufacturing employment. The annual value of the State's manufacturing shipments totaled $175.1 billion in 2000, ranking eighth nationally. In 2000, the State led the nation in the production of textile mill and tobacco products, was second in the nation in furniture and fixtures production, and was among the nation's largest producers of electronics and other electrical equipment, industrial and commercial machinery and computer equipment. The strength of the State's manufacturing sector, particularly industrial machinery and equipment, has led to a growth in exports from approximately $15.7 billion in 1996 to approximately $17.9 billion in 2000 according to the United States Census Bureau, ranking the State thirteenth largest among the states in export trade. The growth in exports has also led to significant investment within the State by international firms. From 1991 to 1999, the number of international firms having established a presence in the State increased from 676 to 800, representing an 18% increase.

   The State's manufacturing sector has been impacted by the recent slowing national economy. While North Carolina has enjoyed unemployment rates that were typically less than the national average over the last ten years, the North Carolina Employment Security Commission has estimated the seasonally adjusted unemployment rate for June 2002 to be 6.7%, as compared with an unemployment rate of 5.9% nationwide.

   Travel and tourism is increasingly important to the State's economy. Travel and tourism had on approximately $12.6 billion economic impact in the State in 2000, representing a 6.5% increase over 1999. The North Carolina travel and tourism industry directly supports approximately 204,100 jobs, representing approximately 5.2% of total nonagricultural employment.

BOND RATINGS

   Moody's rates North Carolina general obligation bonds as Aaa (confirmed April 24, 2002) and Standard & Poor's rates such bonds as AAA (confirmed 2002).

   The Sponsor believes the information summarized above describes some of the more significant events relating to the North Carolina Trust. The sources of this information are the official statements of the State as well as other issuers located in North Carolina, State agencies, publicly available documents, publications of rating agencies and statements by, or news reports of statements by, State officials and employees and by rating agencies. The Sponsor and its counsel have not independently verified any of the information contained in the official statements and other sources, and counsel have not expressed any opinion regarding the completeness or materiality of any matters contained in this Prospectus other than the tax opinions set forth below under North Carolina Taxes.

                                OHIO RISK FACTORS

   As described above, the Ohio Fund will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Ohio Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

   Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

   There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

   Much of this information is as of August 5, 2002, particularly debt figures.

   Ohio is the seventh most populous state. The Census count for 2000 was 11,353,140, up from 10,847,100 in 1990. While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and a significant portion of total employment in agribusiness.

   In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), but were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.1% vs. 4.0%) and then lower in 2001 (4.3% vs. 4.8%). The unemployment rate and its effects vary among geographic areas of the State.

   There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

   The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending.

   Recent biennium ending GRF balances were:

 BIENNIUM                      FUND BALANCE                     CASH BALANCE
  1992-93                      $111,013,000                     $393,634,000
  1994-95                       928,019,000                     1,312,234,000
  1996-97                       834,933,000                     1,367,750,000
  1998-99                       976,778,000                     1,512,528,000
  2000-01                       219,414,000                      817,069,000

   Actions have been taken and may be taken by the State during less favorable economic periods (such as currently) to ensure resource/expenditure balances (particularly in the GRF), some of which are described below. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

   The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for the recent and the current bienniums.

   1992-93. State and national fiscal uncertainties necessitated several actions to achieve the ultimate GRF positive ending balances. To allow time to resolve differences, an interim appropriations act was enacted effective July 1, 1991; that act included appropriations for both years of the biennium for debt service and lease rental obligations of the State payable from the GRF, even though most other GRF appropriations were made for one month. The general appropriations act for the entire biennium then was passed on July 11, 1991. Included in the resources appropriated was $200 million transferred from the BSF to the GRF.

   As an initial action to address a projected FY 1992 imbalance, the Governor ordered most State agencies to reduce GRF appropriations spending in the final six months of that Fiscal Year by a total of approximately $184 million. Then in June 1992, the entire $100 million BSF balance and additional amounts from certain other funds were transferred to the GRF. Other revenue and spending actions, legislative and administrative, resolved the remaining GRF imbalance for FY 1992.

   As a first step toward addressing a then estimated $520 million GRF shortfall for FY 1993, the Governor ordered, effective July 1, 1992, selected GRF spending reductions totaling $300 million. Subsequent executive and legislative actions - including tax revisions that produced additional revenue of $194 million, and an additional $50 million in spending reductions - ensured positive biennium-ending GRF balances. As a first step toward BSF replenishment, $21 million was deposited in the BSF.

   1994-95. Expenditures were below those authorized, primarily as the result of lower than expected Medicaid spending, and tax receipts (primarily auto sales/use) were significantly above estimates. The biennium-ending GRF fund balance, after retaining an undesignated balance of $70 million, was transferred to a variety of funds, including $535 million to the BSF, and $322 million to other funds, including school assistance funds and, in anticipation of possible federal programs changes, a human services stabilization fund.

   1996-97. From a higher than forecasted mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately, $400 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending fund balance, $250 million was directed to school building construction and renovation, $94 million to the school computer network, $44 million to school textbooks and instructional materials and a distance learning program, and $34 million to the BSF, with the remaining $262 million transferred to the State Income Tax Reduction Fund.

   1998-99. GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education. Of the first FY (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701 million was transferred into the State Income Tax Reduction Fund, $200 million into public school assistance programs, and $44 million into the BSF. Portions of that GRF biennium-ending fund balance were transferred as follows: $325 million to school building assistance; $293 million to the State Income Tax Reduction Fund; $85 million to SchoolNet (a program to supply computers for classrooms); $4.6 million to interactive video distance learning; and $46.3 million to the BSF.

   2000-01. The State's financial situation varied substantially in the 2000-01 biennium. The biennium began with the passage in June 1999 of biennial appropriations acts (one for all education purposes and one for general GRF purposes), and their prompt signing (after selective vetoes) by the Governor. Those acts provided for total GRF biennial expenditures of over $39.8 billion.

   The first Fiscal Year (2000) of the biennium ended with a GRF cash balance of $1.5 billion and fund balance of $855 million. A transfer of $49.2 million from the balance increased the BSF to over $1 billion (or 5% of GRF revenue for the preceding FY). An additional $610.4 million was transferred to the State Income Tax Reduction Fund.

   In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645.3 million to address shortfalls in its Medicaid and disability assistance programs. The State's share of this additional funding was $247.6 million, with $125 million coming from FY 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by a 1 to 2% cut applying to most State departments and agencies. Expressly excluded from the reductions, in addition to debt service and rental payments relating to obligations, were elementary and secondary education.

   Then in late March 2001 the Governor announced OBM's new preliminary lowered revenue estimates for FY 2001 and for FYs 2002 and 2003 (for which appropriation bills were then pending). Based on indications that the Ohio economy continued to be affected by the economic downturn being experienced nationwide, GRF revenue estimates for FY 2001 were reduced by $288 million. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending balance at June 30, 2001 were further reduction in expenditures and appropriations spending, with the same exceptions as the earlier reductions mentioned above. In addition, OBM was authorized to transfer by June 30, 2001 from the BSF to the GRF amounts necessary to ensure an ending balance of $188.2 million (representing historical 0.5% year end cash flow allowance). The State ended FY 2001 with a GRF fund balance that made that transfer necessary.

   CURRENT BIENNIUM. Ongoing and rigorous consideration has been given by the Governor and the General Assembly to revenues and expenditures for FYs 2002-03, primarily as a result of continuing economic conditions. Budgetary pressures have been primarily due to continuing lower than previously anticipated levels of receipts from certain major revenue sources.

   Prior consideration was in three general time frames - the initial June 2001 biennial appropriation act, then late fall and early winter 2001, and then May 2002. Significant remedial steps have included authorization to draw down and use the entire Budget Stabilization Fund balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

   The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. Necessary GRF debt service and lease rental appropriations for the entire biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bills as introduced, and included in the versions as passed by the House and the Senate and in the act as passed and signed. The same was true for the separate appropriations acts including lease-rental appropriations for certain OBA-financed projects for the departments of Transportation and Public Safety, and Bureau of Workers' Compensation.

   That original appropriations act provided for the following uses of certain reserves, aimed at achieving Fiscal Year and biennium ending positive GRF fund balances, based on estimates and projections at the time of passage:

     o Authorized transfer up to $150 million from the BSF to the GRF for purposes of increasing moneys available to pay Medicaid expenses.

     o Appropriated an additional $10 million from the BSF to an emergency purposes fund.

     o Authorized transfer to the GRF in FY 2002 of the entire ($100 million) balance in the Family Services Stabilization Fund.

   The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates. Based on reduced revenue collections in certain categories (particularly personal income taxes and, at that time, sales taxes), OBM then projected GRF revenue shortfalls for FY 2002 of $709 million and of $763 million for current FY 2003.

   Executive and legislative actions were taken based on the then new OBM estimates, including:

     o The Governor promptly ordered reduced appropriations spending by most State agencies (expressly excepted were appropriations for or relating to debt service on State obligations), and limits on hiring and major purchases. Reductions were at the annual rate of 6% for most State agencies (including higher education institutions), with lesser reductions for correctional and other institutional agencies, and with exemptions for primary and secondary education and the adjutant general.

     o Then in December, the General assembly passed legislation, more significant aspects of which included:

          o Authorizing transfer of up to $248 million from the BSF to the GRF during the current biennium. This was in addition to the $160 million in transfers from the BSF provided for in the original appropriations act (and would reduce the BSF balance to approximately $600 million).

          o Reallocating to the GRF a $260 million portion of tobacco settlement receipts in FYs 2020 and 2003, intended to be replenished from settlement receipts in FYs 2013 and 2014.

          o Reducing appropriation spending authorizations for the legislative and judicial branches.

          o Making certain tax-related changes (including accelerating the time for certain payments).

          o Authorizing Ohio's participation in a multi-state lottery game, estimated to generate $41 million in FY 2003. This participation has begun, although litigation has, to date unsuccessfully, sought to enjoin the authorization on State constitutional grounds, including a claim that the act's provisions violate the "one subject" requirement for legislation.

   Continuing economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income taxes and from corporate franchise taxes.

   These updated estimates of GRF revenue shortfalls were approximately $763 million in FY 2002 and $1.15 billion in FY 2003. Further executive and legislative actions were taken and are to be taken to ensure positive GRF fund balances for FY 2002 and for the biennium. In addition to further administrative and management steps, such as additional restraints on spending, those actions included legislation, that provides for, among other things:

     o Authorization of additional transfers to the GRF from the BSF of its entire previously unappropriated balance (over $604 million) as needed in FYs 2002 and 2003, and of an additional $50 million of unclaimed funds to the GRF.

     o Reduction of the FY 2002 ending GRF balance by $50 million (to $100 million from its previously reduced budgeted level of $150 million).

     o Increased cigarette tax by 31(cent) per pack (to a total of 55(cent) a pack). The increase was and is estimated by OBM to produce approximately $283 million in FY 2003.

     o Transfers to the GRF of $345 million from tobacco settlement money received in FYs 2002 and 2003. That amount had previously been earmarked and appropriated for elementary and secondary school facilities construction; moneys for that purpose will instead be provided by way of additionally authorized $345 million in general obligation bonds.

     o Extension of the State income tax to Ohio-based trusts (a "sunset" provision ends this tax December 31, 2004), and exemption of certain Ohio business taxes from recent federal tax law "economic stimulus changes" by modifying existing State law tie-ins to the federal tax base. The combination was and is estimated by OBM to produce approximately $283 million in FY 2003.

     o    Selective additional appropriation cuts for certain departments.

   Certain other provisions of the legislation are aimed at the future, rather than the current biennium, including the indexing of State income tax brackets to the Gross Domestic Product beginning in July 2005.

   Several categories of FY 2002 GRF tax receipts were below those receipts in the prior FY. Overall, GRF tax receipts in FY 2002 were 1.1% below those in FY 2001.

   FY 2002 nevertheless did end with positive GRF balances of $108.3 million
(fund) and $619.2 million (cash). This was accomplished by the remedial steps described above, including the significant transfers from the BSF ($534.3 million) and from tobacco settlement moneys ($289.8 million). The FY ending BSF balance was $427.9 million, already committed and appropriated to GRF use if needed in 2003.

   On July 1, 2002, the first day of the new FY, the Governor ordered further cutbacks of approximately $375 million for FY 2003 in previously-authorized GRF spending (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. Annual cutbacks ranged from generally 7.5% to 15%, with actual amounts and manners to be determined by the OBM Director in consultation with the affected agencies and departments. Excluded from the cutbacks as currently contemplated are elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Expressly excluded from the cutback order are appropriations for debt service including lease rental contracts and all State office building rent, and ad valorem property tax relief payments (made to local taxing entities).

   OBM is currently projecting a positive GRF Fund balance at June 30, 2003. As discussed above the State is effectively precluded by law (including its Constitution) from ending a FY or a biennium in a "deficit" position.

   Additional appropriations actions, affecting most subdivisions and local libraries in the State, cap the amount to be distributed from the various local government assistance funds in FYs 2002 and 2003 essentially to the lesser of the equivalent monthly payment amounts in FYs 2000 and 2001 or the amounts that would have been authorized under the standard formula.

   Due to the continuing pendency of the school funding litigation (the State's motion for reconsideration has been granted) OBM expenditure estimates have not included additional expenditures pursuant to the recent Supreme Court order; as noted below the motion requests reconsideration of the portion of the Court's order that would require an additional substantial but as yet undetermined amount in this biennium.

   The State's incurrence or assumption of debt without a vote of the people is, with exceptions noted below, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

   By 17 constitutional amendments approved from 1921 to date (the latest in 2000) Ohio voters authorized the incurrence of State general obligation debt and the pledge of taxes or excises to its payment. At August 5, 2002, over $2.80 billion (excluding certain highway bonds payable primarily from highway user receipts) of this debt was outstanding. The only such State debt at that date authorized to be incurred were portions of the highway bonds, and the following:
(a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($45.8 million outstanding); (b) obligations for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($1.11 billion outstanding); (c) the conservation purposes bonds referred to below ($50 million outstanding); and (d) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($164.7 million outstanding, with no more than $50 million to be issued in any one year).

   A 1995 constitutional amendment extended the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway user receipts). The latter authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

   A 1999 constitutional amendment authorizes State general obligation debt to pay costs of facilities for a system of common schools throughout the State ($699.9 million outstanding) and facilities for state supported and assisted institutions of higher education ($728.4 million outstanding).

   That 1999 amendment also provides that State general obligation debt and debt represented by other direct obligations of the State (including lease-rental obligations authorized by the Ohio Building Authority and by the Treasurer and previously by the Ohio Public Facilities Commission), may not be issued if future FY total debt service on those then outstanding and new direct obligations to be paid from the GRF or net lottery proceeds exceeds 5% of total estimated revenues of the State for the GRF and from net State lottery proceeds during the FY of issuance.

   A 2000 constitutional amendment authorizes the issuance of State bonds for land conservation and revitalization purposes (including statewide brownfields clean-up). For each of the two purposes, not more than $50 million in principal amount may be issued in any FY and not more than $200 million in principal amount may be outstanding in accordance with their terms at any time. The bonds for conservation purposes are State general obligations, and those for revitalization purposes will be special obligations of the State payable from particular revenues and receipts designated by the General Assembly.

   The Constitution also authorizes the issuance for certain purposes of State obligations, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Building Authority and the State Treasurer, and previously by the Ohio Public Facilities Commission, over $4.6 billion of which were outstanding.

   In recent years, State agencies have participated in transportation and office building projects that may have some local as well as State use and benefit, in connection with which the State enters into lease purchase agreements with terms ranging from 7 to 20 years. Certificates of participation, or special obligation bonds of the State or a local agency, are issued that represent fractionalized interests in or are payable from the State's anticipated payments. The State estimates highest future FY payments under those agreements to be approximately $45 million (of which $40.7 million is payable from sources other than the GRF, such as federal highway money distributions). State payments under all those agreements are subject to biennial appropriations, with the lease terms being two years subject to renewal if appropriations are made.

   A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

   A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorizes student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

   State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

   Local school districts in Ohio receive a major portion (state-wide aggregate of less than 50% in FY 2002) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 127 districts on voter-authorized income taxes, for significant portions of their budgets.

   In a September 2001 opinion the Ohio Supreme Court issued its latest substantive decision in litigation that has long been pending in Ohio courts questioning the constitutionality of the State's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools." The majority of the Court concluded that the system of school funding, as it had been modified and developed since 1991 and assuming full implementation of two modifications newly ordered by the Court, will meet constitutional requirements. (Two dissenters would find the system not yet in compliance; a third continued to conclude that compliance was a matter for the legislative branch, not the judiciary.) The two modifications directed by the Court, one of which will have an impact in the current State fiscal biennium, are:

     o Revisions of the formula and factors involved in calculating the per student costs of providing an adequate education. The Court stated no deadline, but does require that the new calculations be applied retroactively to July 1, 2001 (the beginning of the current State biennium). OBM estimates the additional annual cost of this change to the State to be as much as $1.24 billion.

     o The effective date of full implementation of a parity aid program (already adopted and being phased in) moved up by two years -- full funding to be in FY 2004 rather than 2006. That program is aimed at providing poorer districts with resources similar to those available to wealthier districts.

   The Court granted the State's motion for reconsideration and clarification of the modification first listed above and of its retroactive application.

   The Court's referral to a master commissioner of the issues raised in that motion (and any other issues the parties and the mediator considered appropriate issues for mediation) did not produce a resolution. Upon that commissioner's final March 2002 report, the matter returned to the Court's active docket for resolution.

   It is not possible at this time to state what the Court's final action on reconsideration will be, or what or when the General Assembly's responses will be, or what effect they or any related actions may have on the State's overall financial condition (particularly in the current fiscal biennium) or on specific State operations or functions.

   The Court had previously set as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

   A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A now superseded program provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. The annual number of loans under this program ranged from 10 to 44, and the aggregate annual dollar amount of loans ranged from over $11 million to over $113 million (including $90 million to one for restructuring its prior loans). Under a restructured solvency assistance program, in FY 2001 four districts received approximately $3.8 million. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a catastrophic grant. In FY 2002, three districts received catastrophic grants totaling $2.56 million and one district received a solvency advance in the amount of $421,000.

   Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.

   For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Nine municipalities are in "fiscal emergency" status and three in preliminary "fiscal watch" status, and a school district "fiscal emergency" provision is applied to three districts with four on preliminary "fiscal watch" status.

   At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of ad valorem property taxes on particular property by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

                              OKLAHOMA RISK FACTORS

   Economic Outlook. Oklahoma is an attractive place to live and conduct business. The state enjoys a very low cost of doing business, has a highly skilled work force and is geographically well positioned for interstate commercial activity. For example, Oklahoma lies at the crossroads of U.S. Interstates 35, 40 and 44, three of the nation's most important transportation and shipping corridors, allowing state businesses to take advantage of opportunities anywhere in the United States. Our pioneering Career and Technology Education system is a national leader in developing training programs for industry. Oklahoma remains committed to improving the quality of its education system. Oklahoma is also known for its abundant resources. The state remains a leading producer of oil and natural gas, allowing Oklahoma manufacturers to take advantage of some of the lowest energy prices in the nation. Oklahoma is a leading producer of agricultural products, ranking in the top ten in production of wheat, peanuts, grain sorghum, pecans, rye, hogs and cattle. Oklahomans also enjoy many opportunities for outdoor recreation and due to its many man-made reservoirs, Oklahoma has more miles of shoreline than any state. Oklahoma's per capita income for 2000 was $23,517, 43rd among the states, and 79.25% of the national average. This is up 2.46% from 1999, trailing average gains nationally of 3.97%. Adjusting for cost of living, Oklahoma is at 85.84% of the national average or 39th in the nation. Oklahoma continues to enjoy a low unemployment rate. Estimates for 2001 reflect a favorable 3.8% rate in Oklahoma versus a 5.3% rate nationally. With a population of approximately 3.4 million people, Oklahoma is the 27th most populous state.

   On December 19, 2001 a revenue shortfall was declared for fiscal year 2002. The Board of Equalization approves a revenue estimate each year, and the Legislature is allowed to appropriate up to 95% of that amount. A revenue shortfall occurs when the Director of Finance determines that revenues for the year are projected to fall below 95% of the Equalization Board's annual estimate. That is, when collections are projected to be insufficient to cover legislative appropriations. At the end of November, the most recent month from which complete collection data is available, fiscal year-to-date collections were $88.4 million or 4.7% and expected to fall 6.2% below the estimate. The greatest weakness in General Revenue Fund collections has been in the gross production tax on natural gas, which has lagged behind the estimate throughout fiscal year 2002.

   The State Board of Equalization has made a finding that will invoke a trigger mechanism increasing the maximum individual income tax rate to 7% and revoking expansion of a sales tax credit. During calendar year 2001, the maximum rate was 6.75% and was slated to become 6.65% on January 1, 2002. Under current law, if the Equalization Board, at its December, 2002 meeting, estimates that General Revenue Fund collections for the year ending June 30, 2004 will exceed its revenue estimate for the year ending June 30, 2003, the maximum tax rate will fall to 6.65% and the expanded sales tax credit will be restated. In spite of these challenges, the State's overall financial condition is healthy. The state's general obligation debt load remains modest and the State's "Rainy Day Fund" provides ample room to address unforeseen emergencies.

   Revenues and Expenditures. Most financial operations of the State are reported in governmental fund types, which are the General Fund and Capital Projects Fund. The budget is prepared using cash available plus 95% of the itemized revenue estimate as approved by the State Board of Equalization. It should be noted that taxes deposited into the budgetary General Revenue Fund
(GRF), as defined by Oklahoma law, are approximately 74% of the total tax revenues of the governmental funds, as defined by generally accepted accounting principles. However, the budgetary GRF should not be confused with the General Fund, as the two terms are not interchangeable. For example, the GAAP-basis General Fund includes revenues deposited to the State Transportation Fund, federal grant proceeds, revolving fund revenues, fees and charges as well as other money used in the general operations of government which are not considered in the Board of Equalization's estimates of tax revenues. Receipts from three of the four major taxes exceeded revenues of the prior year while motor vehicle tax decreased, producing a combined total of $4.1 billion, or 87% of total GRF receipts. The total of major taxes collected was $382.2 million, or 10.3% above that of the prior year, an indication of increased business activity. As compared to fiscal 2000, collections from income taxes increased by $123.3 million, or 6.2%; sales taxes increased by $77.5 million, or 6.7%; motor vehicle taxes decreased by $59.8 million, or 19.6%; and gross production taxes on gas increased by $241.2 million, or 98.4%.

   Despite the current revenue shortfall discussed above, Oklahoma has established an enviable record in recent years in its revenue forecasting results. Since enactment of a constitutional amendment in 1985 establishing new revenue estimating procedures, collections have exceeded the estimate in nine years and dipped below the estimate six years, with actual collections averaging 101.5% of the estimate over the period.

   At the close of fiscal 2001, the State set aside $458.7 million to meet anticipated monthly cash-flow needs for the new fiscal year. The new total amounted to 10% of the General Revenue Fund's certified appropriation level, which was the same as the prior year. The General Revenue Fund's fiscal 2001 cash carryover available to the next Legislature was $47.3 million, compared with $85.5 million in the prior year. The carryover funds reflect the difference between the 95% appropriation limit and actual receipts up to 100% of the estimate. Funds required to replenish or increase the cash-flow reserve fund also come from this source. At the start of each fiscal year, collections that exceed the estimate for the preceding year are automatically deposited in the Rainy Day Fund until the total balance equals 10% of the prior year's certified appropriation authority for the General Revenue Fund. On July 1, 2001, this fund had a balance of $340.7 million.

   Cash Management. State law requires full collateralization of all State Treasurer bank balances. Generally, the Treasurer promulgates rules that establish the amount of collateral that must be pledged against deposits. However, component units of the State reporting entity may have collateralization policies that differ from those of the State Treasurer. The State Treasurer is required to keep at least 80% of available cash invested.

   Debt Administration. General obligation bonds are backed by the full faith and credit of the State, including the State's power to levy additional taxes to ensure repayment of the debt. Accordingly, all general obligation debt currently outstanding was approved by a vote of the citizens. The general obligation bonds of the State are rated "Aa3" by Moody's Investors Service and "AA" by both Standard & Poor's Corporation and Fitch Investors Service. Prior to a 1993 general obligation bond program, except for refunding bonds, the State last issued general obligation bonds in 1968. Certain maturities of those bonds were advance refunded in 1977. As of June 30, 2001, the outstanding general obligation net debt of the State of Oklahoma was $290.5 million. This figure excludes the self-supporting taxable bonds of the Oklahoma Industrial Finance Authority, which are secured by the repayment of loans made to private businesses. State revenues have never been required to support debt service payments on these obligations. Various agencies, trusts, and authorities issue revenue bonds on behalf of the State of Oklahoma, and these obligations are supported solely by the revenues of the issuing entities. More detailed information about long-term obligations can be found in the notes to the financial statements.

   Each Oklahoma Trust is susceptible to political, economic or regulatory factors affecting issuers of Oklahoma municipal obligations (the "Oklahoma Municipal Obligations"). These include the possible adverse effects of certain Oklahoma constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Oklahoma and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Oklahoma or contained in Official Statements for various Oklahoma Municipal Obligations.

                               OREGON RISK FACTORS

   Economic Outlook. In the near term, Oregon's employment growth is expected to remain weak, with economic recovery beginning in the second quarter of 2002. This year will mark the fourth in a row that Oregon will grow slower that the U.S. economy. We expect Oregon's economy to finish 2001 with employment growth of negative .7 percent. Again in 2002, the State's economic growth is expected to be below that of the nation. Employment is expected to decline by .6 percent in 2002. Although annual employment growth for Oregon will be only 2.3 percent in 2003, this level of expansion will likely exceed national growth rates. We expect several sectors to decline in the next year or so, while other industries will likely post gains. Manufacturing will continue to decline as the uncertainty of the economy causes businesses as well as consumers to put spending decisions on hold. In particular, the metals manufacturing sector will continue to be impacted by slower sales of airplanes, automobiles, and building construction. The high technology sector, led by demand in the semiconductor industry, will see continued slowing over the next several months with improvement expected during 2002. Even with the recent reduction in mortgage interest rates, demand for lumber and wood products will continue to decline due to slower population growth and concerns about the slowing economy. Lowered interest rates should keep the finance, insurance, and real estate sector growing. Additional information on specific industries within the State is available on the Office of Economic Analysis web site at http://www.oea.das.state.or.us.

   Employment growth is only one indicator of economic performance; there are many other factors to consider. For example, changes in personal income levels as well as wage and salary growth. We expect the State's personal income to finish 2001 with a rise of 4.4 percent, down from 6.7 percent growth in 2000. Similar growth of 3.3 percent is expected for personal income in 2002, followed by 7.0 percent growth in 2003. In comparison, personal income for the U.S. will grow 5.1 percent in 2001, 3.2 percent in 2002, and 5.8 percent in 2003. Wage and salary income in Oregon will finish 2001 with growth of 4.8 percent followed by slightly slower growth of 3.4 percent in 2002, and will increase in 2003 with growth of 7.0 percent. Unemployment rates and population changes also have an impact on the economy. Unemployment in the State was 4.4 percent in January 2001 and had increased to 6.5 percent by October 2001. Oregon's unemployment rate will likely rise in 2002 along with the U.S. outlook for unemployment.

   With the quality of life we enjoy, Oregon is still attracting new residents although not as rapidly as during the mid-1990's. The State's population will increase from 3.472 million in 2001 to 3.725 million in 2007, with an annual growth rate ranging from 1.0 to 1.3 percent. The changing demographics in Oregon will continue to influence the type of services that citizens need their State government to provide. The fastest growth will occur in the 45-54 year olds and the 18-24 year olds. This is due to the baby boom generation and their children entering these age groups. The rapid growth in 18-24 year olds through the next five years will place enrollment pressures on community colleges and public universities. These enrollment pressures have already surfaced for this fall's entering class. Within the elderly population of those 65 and older, the greatest increase will occur in the 85 and older age group. This group will continue to grow at a very high rate, increasing 21.0 percent between 2001 and 2007. T his will provide a significant challenge to Oregonians in determining how to care for our aging citizens.

   There are several risks now facing the Oregon economy. Primary risks include the uncertain impact of the war on terrorism, a further sharp stock market correction, rising energy prices, and slower than expected recovery for semiconductors, software, and communications. If the stock market experienced another major correction, this could further slow already dampened consumer spending which is the main driving force in economic expansion. Signs of rising unemployment or further slowing in the U.S. economy could also dampen consumer confidence even more during the recession.

   In summary, Oregon's economy is expected to begin recovery from the current recession in the second quarter of 2002 and to continue with modest growth for the next several years, beginning in 2003. Although economic growth has tapered off, the downturn will bottom out in early 2002 with the underlying strength of personal income and consumer confidence pulling the economy out of recession.

   Revenues and Expenditures. The State accounts for general governmental activities in four governmental fund types: general, special revenue, debt service, and capital projects funds. Revenues for general government activities were $10.6 billion in fiscal year 2001, an increase of 1.2 percent from fiscal year 2000. Taxes are the largest source of State revenue, representing 56 percent of the resources available for general governmental activities. The $209 million decrease in taxes was due primarily to recognition of a $253.6 million liability for the personal income tax kicker and a $103.4 million liability for personal income tax refunds to federal retirees at fiscal year end. Over 70 percent of the taxes collected by the State are personal income taxes, while corporate excise and income taxes account for 6 percent of all taxes.

   Expenditures for general governmental activities in 2001 were $10.8 billion, an increase of 6.3 percent over fiscal year 2000. Total expenditures for general governmental activities increased $642 million over the prior year. Of this change, the largest amount of increase was $350 million in the human resources program area. This was primarily due to rising medical costs and significant increases in the cost of prescription drugs for the Oregon Health Plan. As Oregon's population continues to grow, there is increased need for services such as long-term care for seniors and people with disabilities, community mental health programs, and child welfare. Public safety expenditures increased by $73 million, primarily due to increasing adult and juvenile correctional populations at the state and county levels. Expenditures for education increased $60 million, reflecting a greater emphasis on investing in education during the 1999-01 biennium. This included funding for K-12 schools to help children meet the high standards of the Education Act of the 21st Century. Increased funding was also provided to expand Oregon's pre-kindergarten programs and to help higher education universities continue the freeze on in-state undergraduate tuition. Rising revenues and a shift of resources from other program areas have funded budgeted increases without tax increases.

   Debt Administration. The State Debt Policy Advisory Commission advises the Governor and the legislative assembly regarding policies and actions that enhance and preserve the State's credit rating and maintain the future availability of low-cost capital financing. The State's debt credit ratings, which are an indication of the State's ability to repay its debt and a reflection of the State's sound financial management, are, for the most recent general obligation bond issues, Aa2 (Moody's Investors Service) and AA (Standard & Poor's Rating Group and Fitch Investors Service). The majority of new revenue bonds issued this year were multi-family housing revenue bonds and single-family mortgage revenue bonds. In addition to on-going revenue bond program activity, $38.8 million of lottery revenue bonds were issued to provide loans and grants for improving and expanding local infrastructure in Oregon communities, to provide loans and grants for revitalization of rural and distressed communities, and to provide grants to school districts. Grant funds may be used by school districts for instructional training and the acquisition, construction, improvement, or maintenance of public school facilities.

   Each Oregon Trust is susceptible to political, economic or regulatory factors affecting issuers of Oregon municipal obligations (the "Oregon Municipal Obligations"). These include the possible adverse effects of certain Oregon constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Oregon and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Oregon or contained in Official Statements for various Oregon Municipal Obligations.

                            PENNSYLVANIA RISK FACTORS

   Economic Condition and Outlook. The Commonwealth of Pennsylvania (the "Commonwealth") historically has been identified as a heavy industry state, although that reputation has been changing as the industrial composition of the Commonwealth's economy continues to diversify into the service sector, including trade, medical and health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, particularly in crop and livestock products as well as agribusiness and food related industries.

   Terrorist attacks conducted on U.S. soil on September 11, 2001, provided the catalyst for the national economy to enter into an economic recession. U.S. economic growth had been decelerating since mid-2000, especially in the industrial sector. Weakness in the industrial sector helped lower annualized quarterly gross domestic product growth rates from 5.7 percent in the second quarter of 2000, to .3 percent in the second quarter of 2001. The slide of consumer confidence and the pullback in spending fostered by the attacks have likely pushed the national economy into recession. The cause of the current recession is a crisis of confidence brought to a critical level by the terrorist's acts. Readings of both consumer and business confidence in September 2001 have fallen to levels not seen for many years. Consumers and business appear to be significantly reducing their spending. The results are business contraction, layoffs, and lower income. Current expectations are that an economic recovery should begin sometime during the first half of 2002. That recovery may not be as vigorous as other prior periods of economic recovery, but may be a period of modest positive growth.

   The Pennsylvania economy is expected to closely follow the trends of the national economy. Substantial shifts in the composition of employment in Pennsylvania over the past decade should make its economy less sensitive to sharp cyclical changes in industrial production that previously would have magnified the effects of a national recession in Pennsylvania.

   Debt Administration. The Constitution of the Commonwealth of Pennsylvania permits the incurrence of debt, without approval of the electorate, for capital projects specifically authorized in a capital budget. Capital project debt outstanding cannot exceed one and three quarters times the average of the annual tax revenues deposited in all funds during the previous five fiscal years. The certified constitutional debt limit at August 31, 2001 was $40.3 billion. Outstanding capital project debt at August 31, 2001 amounted to $4.6 billion.

   In addition to constitutionally authorized capital project debt, the Commonwealth may incur debt for electorate approved programs, such as economic revitalization, land and water development, and water facilities restoration; and for special purposes approved by the General Assembly, such as disaster relief. Total general obligation bond indebtedness outstanding at June 30, 2001 was $5,545 million.

   The General Fund. The General Fund ("General Fund"), the Commonwealth's largest fund, is the focal point of any assessment of Pennsylvania's financial position. It accounts for all revenues and receipts that are not required by law to be accounted for or deposited elsewhere and for the major portion of Commonwealth expenditures.

   At June 30, 2001, the Commonwealth's General Fund reported fund balance was $4,485 million, an increase of $221.3 million from the $4,263.7 million fund balance at June 30, 2000. Total assets increased by $454.2 million to $8,183.2 million. Liabilities increased $232.9 million to $3,698.2 million.

   Cash Management. The Treasury Department of the Commonwealth is required by the Commonwealth's Fiscal Code to deposit Commonwealth monies, excluding certain component units, in state depositories approved by the Board of Finance and Revenue. Amounts deposited are not required to be segregated by fund.

   Philadelphia. The City of Philadelphia ("Philadelphia") is the largest city in the Commonwealth, with an estimated 1998 population of 1.43 million according to the U.S. Bureau of the Census, ranking 6th in metropolitan areas of the U.S. Philadelphia functions both as a first class city and county for the purpose of administering various governmental programs.

   Ratings. All outstanding general obligation bonds of the Commonwealth of Pennsylvania are rated AA by Standard & Poor's Ratings Services; Aa2 by Moody's Investor's Service, Inc.; and AA by Fitch IBCA, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Risk Factors. It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

   Risk Management. The Commonwealth maintains ongoing training and information programs to reduce risks associated with employee injury and negligence, contract compliance, tort liabilities and property losses. The Commonwealth became self-insured for employee disability and medical claims on July 1, 1983. The Commonwealth is also self-insured for annuitant medical/hospital benefits and tort liabilities, including automobile, employee and transportation-related claims. Reserves have been established to fund self-insured claims. Third-party coverage is obtained for property losses in excess of $1 million per occurrence, to a limit of $100 million per occurrence. Coverage for property losses less than $1 million or more than $100 million is maintained through the Commonwealth's self-insurance program.

                           SOUTH CAROLINA RISK FACTORS

   Economic Outlook. Over the last three decades the economy of South Carolina has grown faster than that of the rest of the country. Businesses have migrated here from all over the world to take advantage of the State's skilled labor force, competitive wages, lower-priced land, excellent port facilities, accessibility to markets, and in recent years, substantial tax incentives. Since 1970, industry has made $77 billion of investments in plants within the State.

   The State's recreation and retirement industries also have been rapidly growing economic sectors over the last three decades. Each year more retirees move here to take advantage of the area's mild climate, lower cost of living and special tax incentives for people over 65 years of age. The number of individuals receiving Social Security retirement pay has grown at a rapid average annual rate of 4.0% since 1970. The annual income from retirement now exceeds an estimated $9 billion.

   The State's coastal areas have emerged as one of the leading recreation centers on the east coast, providing even more stimulus to South Carolina's growing economy. Personal income in Horry County, which includes the Myrtle Beach area, has grown at an extraordinary 9.8% per year over the last two decades and exceeds $4.3 billion. Since 1970, over 550,000 people have migrated to the State to take advantage of a growing economy and to retire here. Total personal income of South Carolina has grown over twelve-fold, one-fifth faster than growth in personal income in the United States. During the high inflationary 1970's, personal income grew at an average annual compound rate of 11.9% compared to a much lower 10.7% nationwide. Even in the lower inflationary 1980's personal income in South Carolina grew a healthy 8.7% per year, compared to a lesser 7.8% nationwide. Employment in South Carolina over the last two decades has grown one-fifth faster than in the United States as a whole. Although South Carolina has been one of the poorer states in the nation since the War Between the States, the State is closing the gap in wealth between it and the rest of the country. In 1970, per capita income of South Carolina was only 75% of the national average, but has since increased to 81% of the national average.

   The State's economy has begun the 2001-2002 fiscal year with a modest slowdown in growth. Employment in the State was up by 350,000 in September 2001 versus its level during the recession of 1991. Although statistics for the fiscal year ended June 30, 2001, were not yet available from the Department of Commerce, the State's Board of Economic Advisors (BEA) estimated that personal income growth was in the range of 4.5% to 5.5%, but slower than last year's rate of growth. In recent years, the State passed economic development legislation to further enhance the attractiveness of businesses to locate in rural sections of the State by increasing substantially the tax incentives that companies may be eligible to take. Through 2000, over 650 companies have taken advantage of the tax incentive package offered by the State. Global companies such as BMW, Honda of America, Bridgestone/Firestone, Michelin, and Hoffman-LaRoche have located corporate headquarters or have constructed multi-million dollar manufacturing facilities within the State. In addition to these projects, there have been other announcements of new plants or additions to existing plants in the State, which will contribute to the State's continued growth.

   The BEA met on November 7, 2001, and reported that the State's Budgetary General Fund revenue collections at the end of the first three months of the 2001-2002 fiscal year were less than anticipated. As a result, the BEA lowered the Budgetary General Fund revenue estimate for the 2001-2002 fiscal year by $310 million from the amount included in the Appropriation Act for the 2001-2002 fiscal year. The BEA anticipates a recovery in the State's economy in the 2002-2003 fiscal year as a result of interest rate reductions adopted by the Federal Reserve since January 2001.

   Revenue and Expenditures. The State's most significant sources of revenue are its 5.0% retail sales tax, its individual income tax (2.5% to 7.0% tax rates), and Federal grants. Interest and Other Investment Income increased because of gains on the sale of investments during the fiscal year and interest earned on bond proceeds held on deposit. Federal revenues grew because of an increase in eligible Medicaid recipients and higher prescription costs and because of increased Federal highway funding received by the South Carolina Department of Transportation.

   Contributions decreased as a result of the activities of the South Carolina Transportation Infrastructure Bank. The amount of contributions revenue that the bank received during the 2000-2001 fiscal year decreased in response to the completion of certain major road building projects. During the 2000-2001 fiscal year, the State received reduced Tobacco Legal Settlement payments. This revenue varies according to tobacco consumption and the financial capabilities of the settlement participants. An increase in the Other revenues category resulted from larger than normal refunds of prior-year Medicaid expenditures being reported during the current fiscal year.

   Expenditures in the General Government category increased primarily because of tobacco settlement proceeds paid to tobacco growers, quota holders, and warehousemen for losses in reduced cultivation of tobacco in the State. The growth in the Health and Environment category resulted primarily from increases in Medicaid eligibility and pharmaceutical costs. Transportation expenditures were less in the 2000-2001 fiscal year because of the completion of certain major transportation projects, including the new by-pass near Myrtle Beach. An increase in various State road and bridge construction projects led to an increase in expenditures for Capital Outlay. Debt Service expenditures for retirement of principal and interest increased due to the issuance of State School Facilities Bonds and bonds issued through the State Transportation Infrastructure Bank during the 1999-2000 fiscal year.

   Debt Management. The State finances many of its major capital needs by issuing bonds. Some of this debt is general obligation debt backed by the full faith, credit and taxing power of the State. Much of the debt, however, is revenue bonds and notes associated with specific State agencies and discretely presented component units. Specific revenue flows of particular agencies and discretely presented component units service revenue debt.

   Moody's Investors Service has rated South Carolina's general obligation bonds as "Aaa," and Standard & Poor's and Fitch, Inc., rate these bonds as "AAA," the highest ratings that these services award. The Comptroller General's Office annually furnishes the State's Comprehensive Annual Financial Report and related information to the bond rating firms. This process is critical to ensuring that the State maintains its current high bond ratings.

   During the fiscal year ended June 30, 2001, South Carolina issued $786.587 million and retired $125.813 million in general obligation bonds payable by governmental funds. The State budgets and pays principal and interest on capital improvement bonds and State school facilities bonds from current resources of the Budgetary General Fund. The Department of Transportation Special Revenue Fund pays the debt service on highway bonds. At June 30, 2001, the Higher Education Funds reported State institution general obligation bonds outstanding of $96.310 million. State law limits annual debt service expenditures rather than directly limiting the amount of outstanding debt for general obligation bonds and notes. The annual debt service margin at June 30, 2001, was $9.878 million in total for all institution bonds, $21.496 million for highway bonds and $52.753 million for general obligation bonds excluding institution and highway bonds.

   Each South Carolina Trust is susceptible to political, economic or regulatory factors affecting issuers of South Carolina municipal obligations (the "South Carolina Municipal Obligations"). These include the possible adverse effects of certain South Carolina constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in South Carolina and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in South Carolina or contained in Official Statements for various South Carolina Municipal Obligations.

                             TENNESSEE RISK FACTORS

   Economic Condition and Outlook. The state's economic diversity has improved substantially over the last several years. Investments announced in new and expanding manufacturing businesses exceeded one billion dollars every year since 1983, and exceeded three billion dollars in the last three years. Announced manufacturing capital investments in 2000 were $4.95 billion. This growth has created 27,013 new jobs in this year alone, and has had a positive effect on employment and the state's economy. Additionally, investments in headquarters, distribution and selected services grew to $2.1 billion in 2000 and created 14,670 new jobs. For June 2001, the state unemployment rate of 4.5% was under the national average of 4.7%. The financial impact of these events is presented later in this letter. Based on current projections, the state's overall growth is expected to exceed the national average over the next several years. While having a positive impact, this growth also presents significant challenges for the state. If the present level of services is to be maintained and an ambitious program for major improvements in the educational system is to continue to be implemented, the state must continue to conservatively manage its financial resources. The impressive U.S. economic expansion of the 1990's has ended with the U.S. in a recessionary period. As evidence, the real (inflation-adjusted) gross domestic product increased only .3 percent during the second quarter of calendar year 2001 and decreased .4 percent during the third quarter of 2001. Inflation concerns have given way to concerns about a recession, accordingly the Federal Reserve has sharply reduced interest rates in recent months. Tennessee's state government will take appropriate steps to ensure that the state is able to successfully manage its finances in the future.

   Revenues and Expenditures. General governmental functions are accounted for in four governmental funds - the General, Special Revenue, Debt Service and Capital Projects funds. Revenues for general governmental functions totaled $16.7 billion in 2001. Taxes represented 48.5% of general revenues; it is a decrease of 2.6% in the percentage of the total funding over the prior year from 51.1% to 48.5%. The 9.4% increase in license, fines, fees and permits is primarily due to an increase in collections of $9.9 million for the regulatory fee collected for enhanced emergency 911 services. Interest on investments increased by $38.3 million because more cash was available to invest. Federal revenue for TennCare increased by some $588.6 million. Departmental services increased $64 million for child support collections and $91.6 million for drug rebate collections for TennCare.

   Expenditures for general governmental purposes totaled $15.5 billion in 2001, a 9.6% increase over the previous year. Health and Social Services increased due to increased expenditures of $957.8 million in the TennCare program. Regulation of Business and Professions increased due to increased expenditures of $5.1 million for enhanced emergency 911 services. Capital Outlay decreased 21.4% because fewer projects are being approved by the State Building Commission and certain large projects were completed in 2000. The fund balance of the general fund increased by $53.4 million in 2001. Of this increase, $153 million was because of the tobacco settlement.

   Debt Administration. At June 30, 2001, the state had a number of debt issues outstanding. These issues included $898.7 million of general obligation bonds, $17.4 million of enterprise fund debt with state commitment, and $153.7 million of internal service fund debt with state commitment. Tennessee has the following bond rating on general obligation bond issues: Moody's Investors Service (Aa2), Standard and Poor's Corporation (AA), and Fitch Investors Service, Inc. (AA). Under current state statutes, the state's general obligation bonded debt issuances are subject to an annual legal debt service limitation based on a pledged portion of certain current year revenues. As of June 30, 2001, the state's annual legal debt service limit of $534.7 million was well above the debt service required of $131.6 million, with a legal debt service margin of $403.1 million. Debt per capita equaled $189.78, and the ratio of net general long-term bonded debt to assessed property valuation was 1.39 percent.

   Each Tennessee Trust is susceptible to political, economic or regulatory factors affecting issuers of Tennessee municipal obligations (the "Tennessee Municipal Obligations"). These include the possible adverse effects of certain Tennessee constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Tennessee and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Tennessee or contained in Official Statements for various Tennessee Municipal Obligations.

                               TEXAS RISK FACTORS

   Economic Outlook. The economy in Texas has been adversely affected by the national recession. From February 2001 to February 2002, overall nonfarm employment in the state fell by nearly 0.9 percent, as compared to 2.3 percent growth a year earlier and an average annual growth rate of 4 percent during the economic boom of 1997 and 1998.

   More than ever, Texas has become tied to the health of the national economy. This is evidenced by the nearly identical job loss rates of 0.9 percent in Texas and 1.0 percent in the U. S. from February 2001 to February 2002. Demonstrating the breadth of the national downturn, 37 states lost jobs. Although relatively high energy prices allowed the oil and gas industry to benefit during most of 2001, other sectors of the Texas economy directly affected by the national economy--especially manufacturing and, to a lesser extent, consumer spending--suffered.

   Unlike the U.S., however, the Texas economy did not fall into recession. This is largely attributable to strong productivity growth, and enhanced by a central Sunbelt location, relatively low business and housing costs, and the continued flood of new residents into the state.

   Wary of the threat of a national recession, the Federal Reserve Board reduced short-term interest rates 11 times in 2001. Despite lower borrowing costs, the National Bureau of Economic Research declared that the national economy had fallen into recession in March. The downturn accelerated after the September 11 terrorist attacks on our country. The national economy now appears to have bottomed out and has begun a slow upswing.

   The Texas economy continued to display moderate growth during the first half of 2001. Real (inflation-adjusted) gross state product increased by an estimated
3.4 percent, personal income increased more than three percentage points faster than the inflation rate, and almost 150,000 more residents moved into the state than left. Even with slowing employment growth, the statewide unemployment rate averaged less than 5 percent for the fourth straight year, for its lowest rates since the late 1970s. Perhaps most importantly, Texas continued to outpace national economic growth.

   The outlook for the Texas economy in 2002 and 2003 is mixed. On the average, real gross state product growth will be lower in 2002 than in 2001, slipping from 3.4 percent to a projected 2.8 percent. In 2003, however, following a strong national economic recovery fueled by low interest rates, federal tax cuts, and stimulative federal spending in response to September 11, Texas' economic growth will rebound at a relatively robust 4.4 percent rate. Nonfarm employment and personal income growth should follow a similar trend.

   Still, with continued population and labor force growth accompanied by fewer job opportunities than in recent years, the statewide unemployment rate will rise from an average of 4.6 percent in 2001 to 5.5 percent--the highest rate in six years--in 2002. As the national and state economies rebound, however, the state jobless rate will drop slightly to 5.2 percent in 2003, falling below 5 percent again by the middle of 2004.

   Perhaps more than any other sector, transportation, communications, and public utilities (TPU) has been adversely affected by the events of September
11. After the September 11 attacks, U.S. air traffic dropped and layoffs were announced at most major U.S. air carriers, including Texas-based American and Continental Airlines. Over a period of just six months, job growth in the state's air transportation industry fell from a year-over-year gain of 4,100 in February 2001 to a year-over-year loss of 9,500, or 7.6 percent, in February 2002. Largely because of these losses, TPU lost 25,000 jobs over the year ending in February 2002, a 4.2 percent drop.

   Although national air-traffic is showing some signs of recovery, it will take a long time for it recover to pre-9/11 levels. After peaking at 695 million U.S. passenger enplanements in fiscal 2000, enplanements are expected to reach only 600 million in 2002.

   Revenue and Expenditures. Texas continued moderate growth in fiscal year 2001. For governmental fund types and expendable trust funds of primary government, revenues rose to $53.1 billion. This represents a 7.2 percent increase over the prior year and is $4.2 billion more than the $48.9 billion expended from these same funds for the year. Increased spending to provide public assistance payments helped to push overall expenditures for health and human services from $19 billion to $20.4 billion. Expenditures for health and human services account for 41.6 percent of the state total. At $15.1 billion, education is the second largest component of state spending accounting for 30.8 percent of total expenditures. Transportation expenditures, at $4.7 billion or 9/6 percent of the total expenditures, rounds out the top three expense categories for the year.

   The assets of the State of Texas have increased $24.4 billion or 11.9 percent since fiscal year 1998. A major factor of this increase is related to the investment of tobacco settlement revenues and a strong stock market over much of the period. For the 1998 and 1999 financial statement presentations, the estimated $15 billion tobacco settlement award was classified as a receivable with an offsetting deferred revenue. However, beginning in fiscal year 2000, the state did not record a receivable or the corresponding deferred revenue for estimated receipts of tobacco settlement monies. This reclassification explains the 69.9 percent decrease in receivables from fiscal year 1999 to 2000.

   Debt Management. During fiscal year 2001, Texas' state agencies and universities issued $1.7 billion in state bonds to finance new construction, housing, water conservation and treatment, and other projects. General obligation debt accounted for $778 million of the state bonds. This debt, which can only be authorized by a constitutional amendment, carries the full faith and credit of the state. Bonds retired were composed of $257.6 million in general obligation bonds and $313.9 million in revenue bonds during the year. There were also $392.7 million in general obligation bonds and $394.3 million in revenue bonds that were refunded. The total outstanding general obligation debt of the state after new issuances, retirements, and refundings as of August 31, 2001 was $5.3 billion. An additional $2.0 billion is authorized but has not been issued. The toal of revenue bonds outstanding was $7.3 billion. An additional $3.7 billion was authorized but not issued.

   Bond Ratings. As of June 2002, Texas general obligation bonds are rated AA by Standard & Poor's, Aa1 by Moody's Investors Service and AA+ by Fitch IBCA, Inc. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Texas issuers may be unrelated to the creditworthiness of obligations issued by the State of Texas, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Texas Trust is susceptible to political, economic or regulatory factors affecting issuers of Texas municipal obligations (the "Texas Municipal Obligations"). These include the possible adverse effects of certain Texas constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Texas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Texas or contained in Official Statements for various Texas Municipal Obligations.

                              VIRGINIA RISK FACTORS

   Economic Outlook. FY 2001 saw a slowing of the national economy as the record-breaking expansion that began in 1991 lost steam. Virginia's economy performed remarkably well for the year as a whole, although there were signs of slowing in the latter part of the fiscal year.

   The financial condition of Virginia is supported by a broad-based economy, including manufacturing, tourism, agriculture, ports, mining and fisheries. Manufacturing continues to be a major source of employment, ranking behind only services, wholesale and retail trade and government (federal, state and local). Defense activity is also an important component of Virginia's economy.

   The two measures that are the most revealing about the economic conditions of Virginia are employment and income. Virginia's nonfarm payroll employment rose by 2.4%. Manufacturing payroll employment dropped by 2.4% from FY 2000. Virginia's total employment growth was 2.4%; well above the national average of 1.3%. In fact, Virginia's employment growth rate exceeded the national average in 4 of the last 5 fiscal years.

   The State's unemployment rate was only 2.4% in FY 2001. Such a low rate is characteristic of an economy with only frictional unemployment, the unavoidable unemployment associated with people leaving and entering the labor force and normal job turnover. Virginia's unemployment was well below the national average.

   Virginia is a leader in telecommunications, semiconductors, microelectronics, information technology, medical research and biotechnology, and chemical synthesis research. Additionally, Dulles International Airport and the Hampton Roads ports are important factors in the State's increasing role as a major exporter. The State's exports accounted for about 5% of Virginia's Gross State Product (GSP). Canada and Japan are its most important trade partners, followed by Belgium, South Korea, Germany and Mexico.

   Revenues and Expenditures. Virginia uses a cash basis of accounting for budgetary purposes. Revenues and expenditures are recorded at the time cash is actually received or disbursed according to the provisions of the Appropriation Act. The Commonwealth's total revenue is comprised of two major resources: the general fund and non-general funds.

   General fund revenues decreased by 3% from FY 2002. General Fund revenues are derived from direct general taxes paid by citizens and businesses in Virginia. Because general fund revenues can be used for a variety of government programs, these are the funds that the Governor and the General Assembly have the most discretion to spend.

   Non-general funds consist of funds earmarked by law for specific purposes. For example, motor vehicle and gasoline taxes must pay for transportation programs, student tuition and fees must support higher education, and federal grants are designated for specific activities.

   The Commonwealth of Virginia has historically operated on a fiscally conservative basis and is required by its Constitution to have a balanced biennial budget. The budget for the current 2000-2002 biennium went into effect July 1, 2000, and will end on June 30, 2002. The budget was adopted by the 2000 General Assembly.

   Debt Administration. Virginia is one of nine states with a "triple A" bond rating for general obligation debt from the three rating agencies: Moody's Investors Service, Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. and Fitch, Inc.

   Total debt of Virginia as of June 30, 2001 was $14.7 billion. Of that amount, $4.5 billion (30%) was tax-supported debt. Debt is considered tax-supported if State tax revenues are used or pledged for debt service payments. Outstanding general obligation debt backed by the full faith and credit of Virginia totaled $968.1 million as of June 30, 2001.

   Risk Management. The Commonwealth maintains self-insurance programs for employee health, general (tort) liability, medical malpractice, workers' compensation, property, and automobile liability insurance. These are reported in the Internal Service Funds. The Commonwealth assumes the full risk for claims filed under the employee health insurance program and the workers' compensation program. For the other programs, the risk assumed is limited to certain amounts per occurrence. The Commonwealth also provides employee health, errors and omissions liability, commuter rail liability, and law enforcement professional liability insurance for local governmental units throughout the Commonwealth. These programs are accounted for in the Enterprise Funds.

   Each Virginia Trust is susceptible to political, economic or regulatory factors affecting issuers of Virginia municipal obligations (the "Virginia Municipal Obligations"). These include the possible adverse effects of certain Virginia constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Virginia and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Virginia or contained in Official Statements for various Virginia Municipal Obligations.

                           WEST VIRGINIA RISK FACTORS

   Economic Outlook. Twenty years ago the West Virginia economy was driven by coal mining, forestry and petroleum. Today the State's economy is dominated by service industries while the goods producing sector, which includes manufacturing, construction and mining, represents 19% of all employment. Service industries experienced growth of nearly 4% during the 2001 fiscal year, offsetting the lack of growth in other sectors. While the West Virginia University Bureau of Business and Economic Research is forecasting "mild net job losses through the end of 2001," the job data through October affirms the strength of the service sector. West Virginia's seasonally adjusted unemployment rate of 4.4% in October 2001 was a full percentage point less than the national rate of 5.4%. In 1984 the State's unemployment rate was 20% and the national rate was 10%, for a gap of 10%. The October 2001 rate of 4.4% is a full percentage point lower than the national rate of 5.4%, a major improvement since 1984. Real per capita personal income growth for 2001 was 2.3% and is forecast to grow 1.6% annually between 2001 and 2006. According to the Bureau of Business & Economic Research (BBER) at West Virginia University, the five-year outlook is for state growth to slow compared to the 1995-2000 period and notes the following: (i) growth will continue to be led by the service sector, (ii) the unemployment rate will remain near the national rate for the next five years and
(iii) population will stabilize at 1.8 million.

   Revenues and Expenditures. Most State functions are financed through the budgetary fund types, which include the General Revenue Fund, Appropriated Special Revenue Funds, Road Fund and Federal Fund. The State's most significant sources of revenue in the General Revenue Fund (budgetary basis) are consumer sales tax and personal income tax. The State's most significant expenditures from the General Revenue Fund (budgetary basis) remain the areas of public and higher education and health and human resources. Ending fund balance for the General Revenue Fund, as reported on a budgetary basis, was $136,197,000 for fiscal year 2001, as compared to $123,645,000, as adjusted, for the previous fiscal year end.

   Debt Administration. As of June 30, 2001, the balance of general obligation bonds outstanding was approximately $748 million. The full faith and credit of the State is pledged to secure the payment of principal and interest due on general obligation bonds. Issuance of all new general obligation debt requires an amendment of the West Virginia Constitution, approved by a two-thirds vote of both houses of the Legislature and the majority of West Virginia voters. The State's debt portfolio also includes revenue bonds, which are dependent upon revenues from a distinct program, to meet debt service. These bonds are without a guarantee beyond the current period of appropriation.

                      Contents of Post-Effective Amendment
                            to Registration Statement

           This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:

                                The facing sheet

                                 The prospectus

                                 The signatures

                     The Consent of Independent Accountants

                                   Signatures

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Insured Municipals Income Trust and Investors' Quality Tax-
Exempt Trust, Multi-Series 203, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Chicago and State of Illinois on the 24th day of September, 2002.

                                  Insured Municipals Income Trust and Investors'
                                      Quality Tax-Exempt Trust, Multi-Series 203
                                                                    (Registrant)

                                                        By Van Kampen Funds Inc.
                                                                     (Depositor)


                                                         By: Christine K. Putong
                                                             Assistant Secretary
                                                                          (Seal)

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on September 24, 2002 by the following persons who constitute a majority of the Board of Directors of Van Kampen Funds Inc.:

SIGNATURE                TITLE

Richard F. Powers III    Chairman, Chief Executive Officer                  )
                         Managing Director and Director                     )

John H. Zimmermann III   President, Managing Director and Director          )

A. Thomas Smith III      Director                                           )

                                               Christine K. Putong______________
                                                             (Attorney in Fact)*

--------------------

* An executed copy of each of the related powers of attorney is filed herewith or was filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-6 of Van Kampen Focus Portfolios, Series 136 (File No. 333-70897) and the same are hereby incorporated herein by this reference.